                                   485BPOS                     File No. 811-2552
                                                                File No. 2-21867

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     X

                        Pre-Effective Amendment No. ____
                       Post-Effective Amendment No. 125

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
OF 1940                                                     X

                                Amendment No. 33

UNITED FUNDS, INC.
---------------------------------------------------------------------
                      (Exact Name as Specified in Charter)

6300 Lamar Avenue, Shawnee Mission, Kansas             66202-4200
---------------------------------------------------------------------
        (Address of Principal Executive Office)        (Zip Code)

Registrant's Telephone Number, including Area Code  (913) 236-2000
---------------------------------------------------------------------

Kristen A. Richards, P. O. Box 29217, Shawnee Mission, Kansas  66201-9217
---------------------------------------------------------------------
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

                immediately upon filing pursuant to paragraph (b)
          -----
            X   on June 30, 2000 pursuant to paragraph (b)
          -----
                60 days after filing pursuant to paragraph (a)(1)
          -----
                on (date) pursuant to paragraph (a)(1)
          -----
                75 days after filing pursuant to paragraph (a)(2)
          -----
                on (date) pursuant to paragraph (a)(2) of Rule 485
          -----
                this post-effective amendment designates a new effective
          ----- date for a previously filed post-effective amendment

     ==================================================================
                   DECLARATION REQUIRED BY RULE 24f-2 (a) (1)

       The issuer has registered an indefinite amount of its securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1). Notice for the Registrant's fiscal year ended December 31, 1999 was filed on March 28, 2000.

[GRAPHIC]

                                                        PROSPECTUS
                                                     JUNE 30, 2000


                         Waddell & Reed Advisors Funds


                               EQUITY FUNDS              [GRAPHIC]


                          Accumulative Fund


                  International Growth Fund


                          New Concepts Fund


                Science and Technology Fund


                             Small Cap Fund


                              Vanguard Fund


THE SECURITIES AND EXCHANGE COMMISSION  [LOGO] WADDELL & REED
HAS NOT APPROVED OR DISAPPROVED THE     FINANCIAL SERVICES-Registered Trademark-
FUND'S SECURITIES, OR DETERMINED        ----------------------------------------
WHETHER THIS PROSPECTUS IS ACCURATE     INVESTING. WITH A PLAN.-SM-
OR ADEQUATE. IT IS A CRIMINAL OFFENSE
TO STATE OTHERWISE.

         CONTENTS

     3   An Overview of the Funds
     3   Accumulative Fund
     9   International Growth Fund
    15   New Concepts Fund
    21   Science and Technology Fund
    27   Small Cap Fund
    31   Vanguard Fund
    37   The Investment Principles of the Funds
    43   Your Account
    64   The Management of the Funds
    68   Financial Highlights

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUND


[GRAPHIC]
       WADDELL & REED ADVISORS
       ACCUMULATIVE FUND

              (FORMERLY UNITED ACCUMULATIVE FUND)
              SEEKS CAPITAL GROWTH, WITH CURRENT
              INCOME AS A SECONDARY GOAL.


PRINCIPAL STRATEGIES

Accumulative Fund invests primarily in common stocks of largely capitalized U.S. and foreign companies. The Fund may invest in companies of any size and of any industry in order to achieve its primary goal of growth.


Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, attempts to select securities with appreciation possibilities by looking at many factors, including:

- stability and predictability of earnings growth;

- acceleration of earnings and/or revenue;

- improvement in profitability; and

- potential turnaround opportunities.

The Fund may periodically emphasize a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. A stock has growth potential if, in WRIMCO's opinion, the earnings of the company are likely to grow faster than the economy.

In general, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Accumulative Fund owns different types of securities, a variety of factors can affect its investment performance, such as:


- the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

- WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Accumulative Fund is designed for investors seeking long-term investment growth not by seeking to maximize the upside potential of the market but rather by seeking to reduce potential risk in a declining market. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
---------------------------------------
PERFORMANCE

ACCUMULATIVE FUND


The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.


- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.


- The performance table shows average annual total returns for each class and compares them to the market indicators listed.


- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

[CHART]
CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31 EACH YEAR (%)

'90       '91      '92      '93     '94     '95      '96      '97      '98      '99
----------------------------------------------------------------------------------------
-11.05%   24.72%   14.04%   9.06%   0.04%   34.21%   12.18%   29.58%   22.62%   25.72%
========================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 24.90% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -13.59% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 11.71%.

AVERAGE ANNUAL TOTAL RETURNS



  AS OF DECEMBER 31, 1999 (%)     1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
--------------------------------------------------------------------------------------
  CLASS A SHARES OF
  ACCUMULATIVE FUND             18.49%     23.17%      14.65%
--------------------------------------------------------------------------------------

  S&P 500 Index                 21.09%     28.59%      18.23%
--------------------------------------------------------------------------------------
  Lipper Growth Funds
  Universe Average              29.27%     25.04%      16.52%
--------------------------------------------------------------------------------------
  CLASS B SHARES OF
  ACCUMULATIVE FUND                                                      17.89%
--------------------------------------------------------------------------------------
  S&P 500 Index                 21.09%     28.59%      18.23%             8.04%
--------------------------------------------------------------------------------------
  Lipper Growth Funds
  Universe Average              29.27%     25.04%      16.52%            14.43%
--------------------------------------------------------------------------------------
  CLASS C SHARES OF
  ACCUMULATIVE FUND                                                      20.45%
--------------------------------------------------------------------------------------
  S&P 500 Index                 21.09%     28.59%      18.23%             8.04%
--------------------------------------------------------------------------------------
  Lipper Growth Funds
  Universe Average              29.27%     25.04%      16.52%            14.43%
--------------------------------------------------------------------------------------
  CLASS Y SHARES OF
  ACCUMULATIVE FUND             25.95%                                   22.93%
--------------------------------------------------------------------------------------
  S&P 500 Index                 21.09%     28.59%      18.23%            26.56%
--------------------------------------------------------------------------------------
  Lipper Growth Funds
  Universe Average              29.27%     25.04%      16.52%            22.49%
======================================================================================




THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1)SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 6, 1999 FOR CLASS C SHARES AND JULY 11, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND
   JULY 31, 1995, RESPECTIVELY.

[GRAPHIC]
---------------------------------------
FEES AND EXPENSES

ACCUMULATIVE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM          CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)                  SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)                5.75%       NONE        NONE        NONE
--------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)                 NONE(2)       5%         1%         NONE
================================================================================
  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED       CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)                 SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MANAGEMENT FEES                   0.68%       0.68%       0.68%       0.68%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE
  (12b-1) FEES                      0.23%       1.00%       1.00%       NONE
--------------------------------------------------------------------------------
  OTHER EXPENSES                    0.14%       0.63%       0.67%       0.19%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES                1.05%       2.31%       2.35%       0.87%
================================================================================


(1)THE CONTINGENT DEFERRED SALES CHARGE ("CDSC"), WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR
   REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH
   YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC
   APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED
   TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2)A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3)MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Class A Shares               $676     $  890       $1,121      $1,784
-------------------------------------------------------------------------------
  Class B Shares               $634     $1,020       $1,333      $2,323(1)
-------------------------------------------------------------------------------
  Class C Shares               $338     $  732       $1,254      $2,683
-------------------------------------------------------------------------------
  Class Y Shares               $ 89     $  278       $  482      $1,073
-------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Class A Shares               $676     $  890       $1,121      $1,784
-------------------------------------------------------------------------------
  Class B Shares               $234     $  720       $1,233      $2,323(1)
-------------------------------------------------------------------------------
  Class C Shares               $238     $  732       $1,254      $2,683
-------------------------------------------------------------------------------
  Class Y Shares               $ 89     $  278       $  482      $1,073
===============================================================================


(1)REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
---------------------------------------
AN OVERVIEW OF THE FUND



          WADDELL & REED ADVISORS
          INTERNATIONAL GROWTH FUND
          (FORMERLY UNITED INTERNATIONAL GROWTH FUND) SEEKS, AS A
          PRIMARY GOAL, LONG-TERM APPRECIATION OF CAPITAL. AS A
          SECONDARY GOAL, THE FUND SEEKS CURRENT INCOME.



PRINCIPAL STRATEGIES

International Growth Fund seeks to achieve its goals by investing primarily in common stocks of foreign companies that WRIMCO believes have the potential for long-term growth represented by economic expansion within a country or region and by the restructuring and/or privatization of particular industries. The Fund emphasizes growth stocks, which are securities of companies whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund primarily invests in issuers of developed countries. The Fund may invest in companies of any size.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

- growth potential;

- earnings potential;

- management;

- industry position; and

- applicable economic and market conditions.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer offers significant growth potential. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because International Growth Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- changes in foreign exchange rates, which may affect the value of the securities the Fund holds;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

-  WRIMCO's skill in evaluating and selecting securities for the Fund.

Investing in foreign securities presents additional risks, such as currency fluctuations and political or economic conditions affecting the foreign country. Accounting and disclosure standards also differ from country to country, which makes obtaining reliable research information more difficult. There is the possibility that, under unusual international monetary or political conditions, the Fund's assets might be more volatile than would be the case with other investments.


Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

International Growth Fund is designed for investors seeking long-term appreciation of capital by investing primarily in securities issued by foreign companies. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
---------------------------------------
PERFORMANCE

INTERNATIONAL GROWTH FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.



[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31 EACH YEAR (%)


'90         '91       '92      '93      '94     '95     '96      '97      '98      '99
-------------------------------------------------------------------------------------------
-13.20%    19.27%   -0.67%    46.56%   1.81%   8.09%   18.23%   17.38%   21.41%   57.04%
===========================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 46.67% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -17.43% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 1.16%.

AVERAGE ANNUAL TOTAL RETURNS


AS OF DECEMBER 31, 1999 (%)           1 YEAR     5 YEARS    10 YEARS      LIFE OF CLASS(1)
--------------------------------------------------------------------------------------------
  CLASS A SHARES OF
  INTERNATIONAL GROWTH FUND            48.01%     21.94%      15.12%
--------------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International E.A.FE. Index          26.96%     12.83%       7.01%
--------------------------------------------------------------------------------------------
  Lipper International
  Funds Universe Average               40.80%     15.05%      10.22%
--------------------------------------------------------------------------------------------
  CLASS B SHARES OF
  INTERNATIONAL GROWTH FUND                                                   37.70%
--------------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International E.A.FE. Index          26.96%     12.83%       7.01%          12.76%
--------------------------------------------------------------------------------------------
  Lipper International
  Funds Universe Average               40.80%     15.05%      10.22%          20.88%
--------------------------------------------------------------------------------------------
  CLASS C SHARES OF
  INTERNATIONAL GROWTH FUND                                                   41.94%
--------------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International E.A.FE. Index          26.96%     12.83%       7.01%          12.76%
--------------------------------------------------------------------------------------------
  Lipper International
  Funds Universe Average               40.80%     15.05%      10.22%          20.88%
--------------------------------------------------------------------------------------------
  CLASS Y SHARES OF
  INTERNATIONAL GROWTH FUND            57.50%                                 24.95%
--------------------------------------------------------------------------------------------
  Morgan Stanley Capital
  International E.A.FE. Index          26.96%     12.83%       7.01%          13.47%
--------------------------------------------------------------------------------------------
  Lipper International
  Funds Universe Average               40.80%     15.05%      10.22%          16.00%
============================================================================================

    THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 5, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
---------------------------------------
FEES AND EXPENSES

INTERNATIONAL GROWTH FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:



  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM           CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)                   SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)                 5.75%       None        None        None
-------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)                  None(2)        5%         1%        None
===============================================================================
  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED        CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)                  SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
  MANAGEMENT FEES                    0.85%       0.85%       0.85%      0.85%
-------------------------------------------------------------------------------
  DISTRIBUTION AND
  SERVICE (12b-1) FEES               0.25%       1.00%       1.00%       None
-------------------------------------------------------------------------------
  OTHER EXPENSES                     0.36%       0.36%       0.36%       0.30%
-------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES                 1.46%       2.21%       2.21%      1.15%
================================================================================




(1)THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR,
   TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN
   THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR
   CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS
   DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.
(2)A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.
(3)MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999;
   OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE
   FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE
   CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-----------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
  Class A Shares               $715      $1,010      $1,327      $2,221
-----------------------------------------------------------------------------
  Class B Shares               $624     $   991      $1,285      $2,353(1)
-----------------------------------------------------------------------------
  Class C Shares               $324     $   691      $1,185      $2,544
-----------------------------------------------------------------------------
  Class Y Shares               $117     $   365     $   633      $1,398
-----------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
  Class A Shares               $715      $1,010      $1,327      $2,221
-----------------------------------------------------------------------------
  Class B Shares               $224     $   691      $1,185      $2,353(1)
-----------------------------------------------------------------------------
  Class C Shares               $224     $   691      $1,185      $2,544
-----------------------------------------------------------------------------
  Class Y Shares               $117     $   365     $   633      $1,398
=============================================================================


(1)REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
---------------------------------------
AN OVERVIEW OF THE FUND

     WADDELL & REED ADVISORS
     NEW CONCEPTS FUND

            (FORMERLY UNITED NEW CONCEPTS FUND) SEEKS THE GROWTH OF YOUR INVESTMENT.

PRINCIPAL STRATEGIES

New Concepts Fund seeks to achieve its goal by investing primarily in common stocks of U.S. and foreign companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap Growth Index ("Russell Mid-Cap") and that WRIMCO believes offer above-average growth potential.

In selecting companies, WRIMCO may look at a number of factors, such as:

- new or innovative products or services;


- adaptive or creative management;


- strong financial and operational capabilities to sustain growth;


- market potential; and

- profit potential.

In general, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses when buying stocks. For example, WRIMCO may sell a holding if the company no longer meets the desired capitalization range or if the company position weakens in the industry or market. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because New Concepts Fund owns different types of securities, a variety of factors can affect its investment performance, such as:



- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries; and

- WRIMCO's skill in evaluating and selecting securities for the Fund.


Market risk for medium sized companies may be greater than that for large companies. Medium sized companies may have limited financial resources and less experienced management compared to large companies. Stocks of medium sized companies may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

New Concepts Fund is designed for investors who are willing to accept greater risks than are present with many other mutual funds. The Fund is not intended for investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
---------------------------------------
PERFORMANCE

NEW CONCEPTS FUND


The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31 EACH YEAR (%)

'90     '91      '92     '93      '94      '95      '96     '97      '98      '99
--------------------------------------------------------------------------------------
1.39   89.72%   5.47%   10.75%   11.30%   33.94%   4.57%   16.74%   38.70%   63.42%(1)
======================================================================================


   IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 46.17% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -18.14% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 7.18%.
(1)A SUBSTANTIAL PORTION OF THE FUND'S RETURNS DURING RECENT PERIODS IS ATTRIBUTABLE TO INVESTMENTS IN INITIAL PUBLIC OFFERINGS (IPOS). NO ASSURANCE CAN BE GIVEN THAT THE FUND WILL CONTINUE TO BE ABLE TO INVEST IN IPOS TO THE SAME EXTENT AS IT HAS IN THE PAST OR THAT FUTURE IPOS IN WHICH THE FUND INVESTS WILL HAVE AS EQUALLY BENEFICAL IMPACT ON PERFORMANCE.


AVERAGE ANNUAL TOTAL RETURNS
  AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS     LIFE OF CLASS(1)
----------------------------------------------------------------------------------------
  CLASS A SHARES OF
  NEW CONCEPTS FUND             54.02%     28.42%      24.06%
----------------------------------------------------------------------------------------
  Nasdaq Industrials Index      71.67%     24.33%      17.46%
----------------------------------------------------------------------------------------
  Russell Mid-Cap
  Growth Index                  51.31%     28.04%      18.96%
----------------------------------------------------------------------------------------
  CLASS B SHARES OF
  NEW CONCEPTS FUND                                                39.70%
----------------------------------------------------------------------------------------
  Nasdaq Industrials Index      71.67%     24.33%      17.46%      33.69%
----------------------------------------------------------------------------------------
  Russell Mid-Cap
  Growth Index                  51.31%     28.04%      18.96%      29.50%
----------------------------------------------------------------------------------------
  CLASS C SHARES OF
  NEW CONCEPTS FUND                                                43.70%
----------------------------------------------------------------------------------------
  Nasdaq Industrials Index      71.67%     24.33%      17.46%      33.69%
----------------------------------------------------------------------------------------
  Russell Mid-Cap
  Growth Index                  51.31%     28.04%      18.96%      29.50%
----------------------------------------------------------------------------------------
  CLASS Y SHARES OF
  NEW CONCEPTS FUND             63.89%                             27.36%
----------------------------------------------------------------------------------------
  Nasdaq Industrials Index      71.67%     24.33%      17.46%      21.56%
----------------------------------------------------------------------------------------
  Russell Mid-Cap
  Growth Index                  51.31%     28.04%      18.96%      25.49%
========================================================================================



   THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE RUSSELL MID-CAP GROWTH INDEX WILL REPLACE THE NASDAQ INDUSTRIALS INDEX. WRIMCO BELIEVES THAT THE RUSSELL MID-CAP GROWTH INDEX PROVIDES A MORE ACCURATE BASIS FOR COMPARING THE FUND'S PERFORMANCE TO THE TYPES OF SECURITIES IN WHICH THE FUND INVESTS. BOTH INDEXES ARE PRESENTED FOR COMPARISON PURPOSES. AS OF JANUARY 2000, THE COMPANIES IN WHICH THE FUND INVESTS ARE PRIMARILY COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THOSE OF COMPANIES COMPRISING THE RUSSELL MID-CAP GROWTH INDEX.


(1)SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND SEPTEMBER 6, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, PERFORMANCE OF THE INDEXES IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999, AND AUGUST 31, 1995, RESPECTIVELY.

[GRAPHIC]
---------------------------------------
FEES AND EXPENSES

NEW CONCEPTS FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:





  SHAREHOLDER FEES
  (FEES PAID DIRECTLY FROM        CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)                SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)               5.75%     None        None        None
-------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)                None(2)   5%          1%          None
===============================================================================
  ANNUAL FUND OPERATING EXPENSES(3)
-------------------------------------------------------------------------------
  (EXPENSES THAT ARE DEDUCTED     CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)               SHARES      SHARES      SHARES     SHARES
-------------------------------------------------------------------------------
  MANAGEMENT FEES                  0.84%      0.84%       0.84%       0.84%
-------------------------------------------------------------------------------
  DISTRIBUTION AND
  SERVICE (12B-1) FEES             0.24%      1.00%       1.00%       None
-------------------------------------------------------------------------------
  OTHER EXPENSES                   0.26%      0.56%       0.47%       0.20%
-------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES               1.34%      2.40%       2.31%       1.04%
===============================================================================



(1)THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR,
   TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN
   THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR
   CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS
   DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.
(2)A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.
(3)MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS
   THAN THOSE SHOWN.

  EXAMPLE


This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




-------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
   AT END OF PERIOD:          1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Class A Shares               $704    $   976       $1,269      $2,099
-------------------------------------------------------------------------------
  Class B Shares               $644    $ 1,050       $1,383      $2,474(1)
-------------------------------------------------------------------------------
  Class C Shares               $335    $   723       $1,237      $2,650
-------------------------------------------------------------------------------
  Class Y Shares               $106    $   332       $  576      $1,276
-------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------------
  Class A Shares               $704    $   976       $1,269      $2,099
-------------------------------------------------------------------------------
  Class B Shares               $244    $   750       $1,283      $2,474(1)
-------------------------------------------------------------------------------
  Class C Shares               $235    $   723       $1,237      $2,650
-------------------------------------------------------------------------------
  Class Y Shares               $106    $   332       $  576      $1,276
-------------------------------------------------------------------------------



(1)REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS
SCIENCE AND TECHNOLOGY FUND

(FORMERLY UNITED SCIENCE AND TECHNOLOGY FUND) SEEKS LONG-TERM CAPITAL GROWTH.


PRINCIPAL STRATEGIES

Science and Technology Fund seeks to achieve its goal of growth by concentrating its investments primarily in the equity securities of U.S. and foreign science and technology companies. Science and technology companies are companies whose products, processes or services, in the opinion of WRIMCO are being or are expected to be significantly benefited by the use or commercial application of scientific or technological developments or discoveries. The Fund may invest in companies of any size.


WRIMCO typically emphasizes growth potential in selecting stocks; that is, WRIMCO seeks companies in which earnings are likely to grow faster than the economy. WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include the issuer's:

-  growth potential;

-  earnings potential;

-  management;

-  industry position; and

-  applicable economic and market conditions.

Generally, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Science and Technology Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors of the science and technology industries;

- rapid obsolescence of products or processes of companies in which the Fund invests;

-    government regulation in the science and technology industry;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

-    WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Science and Technology Fund is designed for investors who seek long-term capital growth by investing in an actively managed Fund concentrating in securities of science and technology companies. This Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------

PERFORMANCE


SCIENCE AND TECHNOLOGY FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31 EACH YEAR (%)

'90       '91       '92       '93       '94       '95       '96       '97       '98       '99
-----------------------------------------------------------------------------------------------
-4.57%   60.66%   -4.03%     8.51%      9.78%    55.37%    8.35%     7.22%     59.31%   102.93%
===============================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 61.66% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -15.89% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 18.56%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999(%)         1 YEAR     5 YEARS   10 YEARS   LIFE OF CLASS(1)
-----------------------------------------------------------------------------------
CLASS A SHARES OF SCIENCE
AND TECHNOLOGY FUND                91.27%      40.63%     25.46%
-----------------------------------------------------------------------------------
S&P 400 Industrials Index          26.05%      29.77%     19.06%
-----------------------------------------------------------------------------------
Lipper Science and Technology
Funds Universe Average            134.77%      40.91%     29.91%
-----------------------------------------------------------------------------------
CLASS B SHARES OF SCIENCE
AND TECHNOLOGY FUND                                                      53.62%
-----------------------------------------------------------------------------------
S&P 400 Industrials Index          26.05%      29.77%     19.06%         11.50%
-----------------------------------------------------------------------------------
Lipper Science and Technology
Funds Universe Average            134.77%      40.91%     29.91%         48.17%
-----------------------------------------------------------------------------------
CLASS C SHARES OF SCIENCE
AND TECHNOLOGY FUND                                                      57.70%
-----------------------------------------------------------------------------------
S&P 400 Industrials Index          26.05%      29.77%     19.06%         11.50%
-----------------------------------------------------------------------------------
Lipper Science and Technology
Funds Universe Average            134.77%      40.91%     29.91%         48.17%
-----------------------------------------------------------------------------------
CLASS Y SHARES OF SCIENCE
AND TECHNOLOGY FUND               103.72%                                39.63%
-----------------------------------------------------------------------------------
S&P 400 Industrials Index          26.05%      29.77%     19.06%         28.40%
-----------------------------------------------------------------------------------
Lipper Science and Technology
Funds Universe Average            134.77%      40.91%     29.91%         42.64%
===================================================================================


THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND FEBRUARY 29, 1996, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------

FEES AND EXPENSES


SCIENCE AND TECHNOLOGY FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM        CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)                5.75%       None       None       None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)(1)
(as a percentage of lesser
of amount invested or
redemption value)                None(2)        5%         1%       None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED     CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)               SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
Management Fees                   0.84%      0.84%      0.84%      0.84%
--------------------------------------------------------------------------------
Distribution and Service
(12b-1) Fees                      0.23%      1.00%      1.00%       None
--------------------------------------------------------------------------------
Other Expenses                    0.19%      0.79%      0.61%      0.22%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                1.26%      2.63%      2.45%      1.06%
================================================================================


(1)THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION FIRST VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2)A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3)MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares              $696      $  952      $1,227      $2,010
--------------------------------------------------------------------------------
Class B Shares              $666      $1,118      $1,496      $2,627(1)
--------------------------------------------------------------------------------
Class C Shares              $348      $  762      $1,303      $2,781
--------------------------------------------------------------------------------
Class Y Shares              $108      $  337      $  585      $1,294
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:          1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares              $696        $952      $1,227      $2,010
--------------------------------------------------------------------------------
Class B Shares              $266        $818      $1,396      $2,627(1)
--------------------------------------------------------------------------------
Class C Shares              $248        $762      $1,303      $2,781
--------------------------------------------------------------------------------
Class Y Shares              $108        $337      $  585      $1,294
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS
SMALL CAP FUND

(FORMERLY UNITED SMALL CAP FUND) SEEKS GROWTH OF CAPITAL.


PRINCIPAL STRATEGIES

Small Cap Fund seeks to achieve its goal by investing primarily in common stocks of domestic and foreign companies whose market capitalizations are within the range of capitalizations of companies included in the Lipper, Inc. Small Cap Category ("small cap stocks"). The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.


In selecting companies, WRIMCO seeks companies whose earnings, it believes, are likely to grow faster than the economy. WRIMCO may look at a number of factors relating to a company, such as:


-    aggressive or creative management;

-    technological or specialized expertise;

-    new or unique products or services; and

-    entry into new or emerging industries.

In general, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Small Cap Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

-    WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:

-    products offered may fail to sell as anticipated;

- a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry;

-    the company may never achieve profitability; and

- economic, market and technological factors may cause the new industry itself to lose favor with the public.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Small Cap Fund is designed for investors willing to accept greater risks than are present with many other mutual funds. It is not intended for those investors who desire assured income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

SMALL CAP FUND

The Fund has not been in operation for a full calendar year, therefore no performance information (the bar chart and performance table) is included in this prospectus.



[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

SMALL CAP FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES

(fees paid directly from      Class A     Class B     Class C    Class Y
your investment)              Shares      Shares      Shares     Shares
--------------------------------------------------------------------------------
Maximum Sales Charge
(Load) Imposed on
Purchases (as a percentage
of offering price)             5.75%       None        None       None
--------------------------------------------------------------------------------
Maximum Deferred
Sales Charge (Load)(1)
(as a percentage of lesser
of amount invested or
redemption value)               None(2)     5%          1%        None
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED    CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)              SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.85%      0.85%       0.85%       0.85%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%      1.00%       1.00%       None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.40%      0.40%       0.40%       0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.50%      2.25%       2.25%       1.05%
================================================================================


(3)UNTIL NOVEMBER 1, 1999, WRIMCO VOLUNTARILY WAIVED ITS INVESTMENT MANAGEMENT FEE. THE EXPENSES SHOWN FOR MANAGEMENT FEES REFLECT THE MAXIMUM ANNUAL FEE PAYABLE. THE EXPENSE RATIOS FOR OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:                             1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares                                 $719            $1,022
--------------------------------------------------------------------------------
Class B Shares                                 $628            $1,003
--------------------------------------------------------------------------------
Class C Shares                                 $328            $  703
--------------------------------------------------------------------------------
Class Y Shares                                 $107            $  334
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:                             1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares                                 $719            $1,022
--------------------------------------------------------------------------------
Class B Shares                                 $228            $  703
--------------------------------------------------------------------------------
Class C Shares                                 $228            $  703
--------------------------------------------------------------------------------
Class Y Shares                                 $107            $  334
================================================================================

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS
VANGUARD FUND

(FORMERLY UNITED VANGUARD FUND) SEEKS THE APPRECIATION OF YOUR INVESTMENT.



PRINCIPAL STRATEGY

Vanguard Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stock issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. WRIMCO typically emphasizes growth stocks, but also includes value stocks in the Fund's portfolio to provide a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund may invest in companies of any size.

WRIMCO attempts to select securities with appreciation possibilities by looking at many factors. These include:

-    changes in economic and political conditions;

-    the short-term and long-term outlook for the industry being analyzed;

-    the management capability of the company being considered; and

- the company's market position, product line, technological position and prospects for increased earnings.

WRIMCO may also analyze the demands of investors for the security relative to its price. Securities may be chosen when WRIMCO anticipates a development that might have an effect on the value of a security.

In general, WRIMCO will sell a security if it determines that the security no longer presents sufficient appreciation potential. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Vanguard Fund owns different types of securities, a variety of factors can affect its investment performance, such as:


- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

-    WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for medium sized companies may be greater than the market risk for large companies. Such companies are more likely to have limited financial resources and inexperienced management. As well, stock of these companies may experience volatile trading and price fluctuations.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Vanguard Fund is designed for investors seeking long-term investment growth. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
-------------------------------------------------------------------------------
PERFORMANCE

VANGUARD FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31 EACH YEAR (%)

'90       '91       '92       '93       '94       '95       '96       '97       '98       '99
-----------------------------------------------------------------------------------------------
-4.88%   28.14%    2.61%     14.25%     6.16%    24.73%    7.54%     19.77%    31.21%   43.91%
===============================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 31.10% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -16.18% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 18.20%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)     1 YEAR     5 YEARS    10 YEARS  LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
VANGUARD FUND                   35.63%     23.38%      15.99%
--------------------------------------------------------------------------------
S&P 500 Index                   21.09%     28.59%      18.23%
--------------------------------------------------------------------------------
Lipper Growth Funds
Universe Average                29.27%     25.04%      16.52%
--------------------------------------------------------------------------------
CLASS B SHARES OF
VANGUARD FUND                                                       21.68%
--------------------------------------------------------------------------------
S&P 500 Index                   21.09%     28.59%      18.23%        8.04%
--------------------------------------------------------------------------------
Lipper Growth Funds
Universe Average                29.27%     25.04%      16.52%       14.43%
--------------------------------------------------------------------------------
CLASS C SHARES OF
VANGUARD FUND                                                       25.68%
--------------------------------------------------------------------------------
S&P 500 Index                   21.09%     28.59%      18.23%        8.04%
--------------------------------------------------------------------------------
Lipper Growth Funds
Universe Average                29.27%     25.04%      16.52%       14.43%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
VANGUARD FUND                   44.22%                              22.26%
--------------------------------------------------------------------------------
S&P 500 Index                   21.09%     28.59%      18.23%       26.41%
--------------------------------------------------------------------------------
Lipper Growth Funds
Universe Average                29.27%     25.04%      16.52%       22.44%
================================================================================

   THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1)SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS
   C SHARES AND SEPTEMBER 8, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

VANGUARD FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             5.75%     None        None       None
--------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)           None(2)       5%          1%        None
--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.68%      0.68%       0.68%      0.68%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%      1.00%       1.00%      None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.18%      0.18%       0.18%      0.18%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.11%      1.86%       1.86%      0.86%
--------------------------------------------------------------------------------


(1)THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2)A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3)MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE


This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares               $682       $908       $1,151      $1,849
--------------------------------------------------------------------------------
Class B Shares               $589       $885       $1,106      $1,982(1)
--------------------------------------------------------------------------------
Class C Shares               $289       $585       $1,006      $2,180
--------------------------------------------------------------------------------
Class Y Shares               $ 88       $274       $  477      $1,061
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares               $682       $908       $1,151      $1,849
--------------------------------------------------------------------------------
Class B Shares               $189       $585       $1,006      $1,982(1)
--------------------------------------------------------------------------------
Class C Shares               $189       $585       $1,006      $2,180
--------------------------------------------------------------------------------
Class Y Shares               $ 88       $274       $  477      $1,061
--------------------------------------------------------------------------------


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS ACCUMULATIVE FUND

The primary goal of the Fund is capital growth. As a secondary goal, the Fund seeks current income. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks, or securities convertible into common stocks, of U.S. and foreign companies, the risks of which are, in WRIMCO's opinion, consistent with the Fund's goals. Generally, the Fund invests in stocks with large market capitalization that, in WRIMCO's opinion, have slightly higher market volatility and slightly higher growth rates than other stocks. There is no guarantee that the Fund will achieve its goals.

As a temporary defensive measure, at times when WRIMCO believes that common stocks do not offer a good investment opportunity, the Fund may hold up to all of its assets in cash, debt securities, typically, of investment grade (rated BBB or higher by Standard & Poor's (OS&PO) or Baa or higher by Moody's Investors Service (OMISO) or, if unrated, deemed by WRIMCO to be of comparable quality), preferred stock, or common stocks that WRIMCO chooses because the securities are less volatile rather than for their growth potential. By taking a temporary defensive position in any of these ways, the Fund may not achieve its investment objectives.


WADDELL & REED ADVISORS INTERNATIONAL GROWTH FUND

The primary goal of the Fund is long-term capital appreciation, with current income as a secondary goal. The Fund seeks to achieve these goals by investing primarily in a diversified portfolio of common stocks of foreign issuers. There is no guarantee that the Fund will achieve its goals.

The Fund may also invest, to a lesser extent, in preferred stocks and debt securities. The debt securities may be of any maturity and will typically be investment grade.

Under normal conditions, the Fund invests at least 80% of its total assets in foreign securities and at least 65% of its total assets in issuers of at least three foreign countries. The Fund generally limits its holdings so that no more than 75% of its total assets are invested in issuers of a single foreign country. As well, the Fund will invest at least 65% of its total assets in growth securities (usually common stock) during normal market conditions. Growth securities are those whose earnings, WRIMCO believes, are likely to have strong growth over several years.

When WRIMCO believes that a temporary defensive position is desirable, WRIMCO may take certain steps with respect to up to all of the Fund's assets by investing in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objectives.


WADDELL & REED ADVISORS NEW CONCEPTS FUND


The goal of the Fund is the growth of your investment. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies whose market capitalizations are within the range of capitalizations of companies comprising the Russell Mid-Cap and that WRIMCO believes offer above-average growth potential. For this purpose, the Fund considers a company's capitalization at the time the Fund acquires the company's securities, and the company need not be listed in the Russell Mid-Cap. Companies whose capitalization falls outside the range of the Russell Mid-Cap after purchase continue to be considered medium capitalization companies for purpose of the Fund's investment policy. There is no guarantee that the Fund will achieve its goal.


In addition to common stocks, the Fund may invest in convertible securities, preferred stocks and debt securities of any maturity and mostly of investment grade. The Fund may also invest up to 10% of its total assets in foreign securities, but only those that are exchange-traded or quoted on an automatic quotations system; represented by U.S.-traded American Depositary Receipts; or issued or guaranteed by a foreign government (or any of its subdivisions, agencies or instrumentalities).

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper, short-term securities issued by the U.S. Government or its agencies or instrumentalities and other money market instruments) and/or preferred stocks. The Fund may also use options and futures contracts for defensive purposes. By taking a defensive position the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND


The goal of the Fund is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in science and technology companies. Science and technology companies are companies whose products, processes or services, in WRIMCO's opinion, are being or are expected to be significantly benefited by the use or commercial application of scientific or technological discoveries. There is no guarantee that the Fund will achieve its goal.

The Fund invests in such areas as:

-    aerospace and defense electronics;

-    biotechnology;

-    business machines;

-    cable and broadband access;

-    communications and electronic equipment;

-    computer software and services;

-    computer systems;

-    electronics;

-    electronic media;

-    internet and internet-related services;

-    medical devices and drugs;

-    medical and hospital supplies and services; and

-    office equipment and supplies.

The Fund primarily owns common stock; however, it may invest, to a lesser extent, in preferred stock, debt securities and convertible securities. The Fund may invest a limited amount of its assets in foreign securities.

Under normal economic and market conditions, the Fund will not invest more than 20% of its total assets in securities other than those of science or technology companies. When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in U.S. Government securities or other debt securities, mostly of investment grade. By taking a temporary defensive position the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS SMALL CAP FUND


The goal of the Fund is growth of capital. The Fund seeks to achieve its goal by investing primarily in small cap common stocks of companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The Fund considers a company's capitalization at the time the Fund acquires the company's common stock. Common stock of a company whose capitalization exceeds the range of the Lipper, Inc. Small Cap Category after purchase will not be sold solely because of its increased capitalization. There is no guarantee that the Fund will achieve its goal.

The Fund will, under normal market conditions, invest at least 65% of its total assets in small cap stocks. In addition to common stocks, the Fund may also invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities, however, it may not invest more than 10% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL &REED ADVISORS VANGUARD FUND


The goal of the Fund is the appreciation of your investment. The Fund seeks to achieve this goal through a diversified holding of securities, primarily those issued by large to medium sized U.S. and foreign companies that WRIMCO believes have appreciation possibilities. There is no guarantee that the Fund will achieve its goal.

The Fund invests primarily in common stock but may also own, to a limited extent, preferred stock and debt securities, typically of investment grade and of any maturity. The Fund may also own convertible securities. As well, the Fund may invest, to a lesser extent, in foreign securities.

At times, as a temporary defensive measure, the Fund may invest up to all of its assets in either debt securities (which may include money market instruments held as cash reserves) or preferred stocks or both. By taking a temporary defensive position in either or both of these ways the Fund may not achieve its investment objective.

ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information ("SAI").


RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS
Risks exist in any investment. Each Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.


- Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities, the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a Fund will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

Accumulative Fund, International Growth Fund and New Concepts Fund may actively trade securities in seeking to achieve their goal. Doing so may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which may increase your taxable income.

[GRAPHIC]
--------------------------------------------------------------------------------
YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

  GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES

  CLASS A                         CLASS B                             CLASS C
------------------------------------------------------------------------------------------------
  Initial sales charge            No initial sales charge             No initial sales charge
------------------------------------------------------------------------------------------------
  No deferred sales charge(1)     Deferred sales charge on            A 1% deferred sales
                                  shares you sell within six          charge on shares you
                                  years after purchase                sell within twelve
                                                                      months after purchase
------------------------------------------------------------------------------------------------
  Maximum distribution            Maximum distribution                Maximum distribution
  and service (12b-1) fees        and service (12b-1) fees            and service (12b-1) fees
  of 0.25%                        of 1.00%                            of 1.00%
------------------------------------------------------------------------------------------------
  For an investment of            Converts to Class A                 Does not convert to
  $2 million or more,             shares 8 years after the            Class A shares, so
  only Class A shares             month in which the                  annual expenses do
  are available                   shares were purchased,              not decrease
                                  thus reducing future
                                  annual expenses
------------------------------------------------------------------------------------------------
                                  For an investment of $300,000
                                  or more, your financial advisor
                                  typically will recommend
                                  purchase of Class A shares due
                                  to a reduced sales charge and
                                  lower annual expenses
================================================================================================


(1) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

  SIZE OF PURCHASE
                                                      SALES CHARGE  REALLOWANCE
                                                       AS APPROX.   TO DEALERS
                                       SALES CHARGE    PERCENT OF    AS PERCENT
                                       AS PERCENT OF     AMOUNT     OF OFFERING
                                      OFFERING PRICE    INVESTED       PRICE
--------------------------------------------------------------------------------
  Under $100,000                           5.75%          6.10%        5.00%
--------------------------------------------------------------------------------
  $100,000 to less than $200,000           4.75           4.99         4.00
--------------------------------------------------------------------------------
  $200,000 to less than $300,000           3.50           3.63         2.80
--------------------------------------------------------------------------------
  $300,000 to less than $500,000           2.50           2.56         2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000         1.50           1.52         1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000       1.00           1.01         0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                      0.00(1)        0.00(1)      0.50
================================================================================


(1) NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS A FUND MAY IMPOSE A CDSC OF 1.00% ON REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.


Waddell & Reed, Inc. or its affiliate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of a Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:

- Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds, and/or the W&R Funds except Class A shares of Waddell & Reed Advisors Cash Management (formerly known as United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");


- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

- Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

- Certain retirement plans and certain trusts for these persons; and

- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.


CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

  CONTINGENT DEFERRED SALES CHARGE
  ON SHARES SOLD WITHIN YEAR                 AS A % OF AMOUNT SUBJECT TO CHARGE
        1                                                  5.0%
--------------------------------------------------------------------------------
        2                                                  4.0%
--------------------------------------------------------------------------------
        3                                                  3.0%
--------------------------------------------------------------------------------
        4                                                  3.0%
--------------------------------------------------------------------------------
        5                                                  2.0%
--------------------------------------------------------------------------------
        6                                                  1.0%
--------------------------------------------------------------------------------
        7+                                                 0.0%
================================================================================


In the table, a "year" is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.


For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000 will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.

CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.


- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.


- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.


- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.

- the exercise of certain exchange privileges.

- redemptions effected pursuant to each Fund's right ("other than Vanguard Fund) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500.


- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

- participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS

FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES
Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts ("other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAS allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAS are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.


- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.


- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

BUYING SHARES

YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                           Waddell & Reed, Inc.
                              P.O. Box 29217
                          Shawnee Mission, Kansas
                                66201-9217

TO PURCHASE CLASS Y SHARES BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

- All of your purchases must be made in U.S. dollars.


- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Small Cap Fund does not issue certificates representing any class of shares.

- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS


  FOR CLASS A, CLASS B AND CLASS C:
  TO OPEN AN ACCOUNT                                                $500 (per Fund)
------------------------------------------------------------------------------------
  For certain exchanges                                             $100 (per Fund)
------------------------------------------------------------------------------------
  For certain retirement accounts and accounts
  opened with Automatic Investment Service                           $50 (per Fund)
------------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates                  $25 (per Fund)
------------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                                   Any amount
------------------------------------------------------------------------------------
  For certain exchanges                                             $100 (per Fund)
------------------------------------------------------------------------------------
  For Automatic Investment Service                                   $25 (per Fund)

  FOR CLASS Y:

  TO OPEN AN ACCOUNT
------------------------------------------------------------------------------------
  For a government entity or authority                                  $10 million
  or for a corporation                                 (within first twelve months)
------------------------------------------------------------------------------------
  For other investors                                                    Any amount
------------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                                   Any amount
====================================================================================

ADDING TO YOUR ACCOUNT
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT BY WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.


TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

- the name on the account registration;

- the Fund's name;

- the Fund account number;

- the dollar amount or number, and the class, of shares to be redeemed; and

- any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                      Waddell & Reed Services Company
                              P. O. Box 29217
                          Shawnee Mission, Kansas
                                66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES BY TELEPHONE OR FAX: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

- If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

  SPECIAL REQUIREMENTS FOR SELLING SHARES

  ACCOUNT TYPE             SPECIAL REQUIREMENTS
-----------------------------------------------------------------------------------
  Individual or            The written instructions must be signed by all persons
  Joint Tenant             required to sign for transactions, exactly as their
                           names appear on the account.
-----------------------------------------------------------------------------------
  Sole Proprietorship      The written instructions must be signed by the
                           individual owner of the business.
-----------------------------------------------------------------------------------
  UGMA, UTMA               The custodian must sign the written instructions
                           indicating capacity as custodian.
-----------------------------------------------------------------------------------
  Retirement Account       The written instructions must be signed by a properly
                           authorized person.
-----------------------------------------------------------------------------------
  Trust                    The trustee must sign the written instructions
                           indicating capacity as trustee. If the trustee's name
                           is not in the account registration, provide a
                           currently certified copy of the trust document.
-----------------------------------------------------------------------------------
  Business or Organization At least one person authorized by corporate resolution to act on the account must sign the written
                           instructions.
-----------------------------------------------------------------------------------
  Conservator, Guardian    The written instructions must be signed by the person
  or Other Fiduciary       properly authorized by court order to act in the
                           particular fiduciary capacity.
===================================================================================

A Fund may require a signature guarantee in certain situations such as:

- a redemption request made by a corporation, partnership or fiduciary;

- a redemption request made by someone other than the owner of record; or

- the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND (OTHER THAN VANGUARD FUND) RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.


Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

- Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or

- Request duplicate statements.

REPORTS

Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

- year-to-date statements (quarterly)

- annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

REGULAR INVESTMENT PLANS

  AUTOMATIC INVESTMENT SERVICE
  TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
--------------------------------------------------------------------------------
  FUNDS PLUS SERVICE
  TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND WHETHER
  IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $100 (per Fund)                  Monthly
================================================================================

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times:
Accumulative Fund, International Growth Fund, Science and Technology Fund and Vanguard Fund, semiannually in June and December; and New Concepts Fund and Small Cap Fund, annually in December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:


1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.


2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

[GRAPHIC]
--------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT

Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Antonio Intagliata is primarily responsible for the management of the Accumulative Fund. Mr. Intagliata has held his Fund responsibilities since November 1979. He is Senior Vice President of WRIMCO and Vice President of the Fund. Mr. Intagliata has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since February 1979 and has been an employee of such since June 1973.

Thomas A. Mengel is primarily responsible for the management of the International Growth Fund. Mr. Mengel has held his Fund responsibilities since May 1996. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From 1993 to 1996, Mr. Mengel was the President of Sal. Oppenheim jr. & Cie. Securities, Inc.

Zachary H. Shafran is primarily responsible for the management of the New Concepts Fund. Mr. Shafran has held his responsibilities since February 1999. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Shafran served as the portfolio manager for another investment company managed by WRIMCO from January 1996 to February 1999. Mr. Shafran served as an investment analyst with WRIMCO from June 1990 to January 1996.


Henry J. Herrmann is primarily responsible for the management of the Science and Technology Fund. Mr. Herrmann has held his Fund responsibilities since April 17, 2000. He is Vice President and Director of each of the Funds in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and

Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; and Vice President of each of the other investment companies for which WRIMCO serves as investment manager. Mr. Herrmann has been an employee of Waddell & Reed, Inc. and its successor, WRIMCO, since March 15, 1971.


Mark G. Seferovich and Grant P. Sarris are primarily responsible for the management of the Small Cap Fund. Mr. Seferovich has held his Fund responsibilities since the inception of the Fund. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Seferovich has served as the portfolio manager of investment companies managed by WRIMCO and its predecessor since February 1989. From March 1996 to March 1998, Mr. Seferovich was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO.


Mr. Sarris has held his Fund responsibilities since the inception of the Fund. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Sarris served as an investment analyst with WRIMCO and its predecessor from October 1, 1991 to January 1, 1996. From January 1996 to May 1998, Mr. Sarris served as an assistant portfolio manager for WRIMCO, and since May 1998, he has served as a portfolio manager. Mr. Sarris has been an employee of WRIMCO since October 1, 1991.


Daniel P. Becker is primarily responsible for the management of the Vanguard Fund. Mr. Becker has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO and Vice President of the Fund. From January 1995 to March 1998, Mr. Becker was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Becker has been an employee of WRIMCO and its predecessor since October 1989, initially serving as an investment analyst, and has served as a portfolio manager for WRIMCO since January 1997.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

for Accumulative Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.61%;


for International Growth Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended June 30, 1999 were 0.69%;


for New Concepts Fund, 0.85% of net assets up to $1 billion; 0.83% of net assets over $1 billion and up to $2 billion; 0.80% of net assets over $2 billion and up to $3 billion; and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.82%;


for Science and Technology Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.73%;


for Small Cap Fund, 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion. Until November 1, 1999, WRIMCO voluntarily waived its investment management fee;

for Vanguard Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.69%.


WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

[GRAPHIC]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

[GRAPHIC]
--------------------------------------------------------------------------------

ACCUMULATIVE FUND


This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                                                                  FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                       1999          1998          1997          1996          1995
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period                                  $8.28         $7.77         $7.75         $7.78         $6.58
---------------------------------------------------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                0.03          0.10          0.10          0.11          0.11
   Net realized and
   unrealized gain
   on investments                                       2.01          1.60          2.14          0.82          2.12
---------------------------------------------------------------------------------------------------------------------------
  Total from investment
  operations                                            2.04          1.70          2.24          0.93          2.23
---------------------------------------------------------------------------------------------------------------------------
  Less distributions:
   From net investment
   income                                              (0.03)        (0.11)        (0.09)        (0.11)        (0.11)
   From capital gains                                  (1.15)        (1.08)        (2.13)        (0.85)        (0.92)
---------------------------------------------------------------------------------------------------------------------------

  Total distributions                                  (1.18)        (1.19)        (2.22)        (0.96)        (1.03)
---------------------------------------------------------------------------------------------------------------------------

  Net asset value,
  end of period                                        $9.14         $8.28         $7.77         $7.75         $7.78

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                                      25.72%        22.62%        29.58%        12.18%        34.21%

  Net assets, end of
  period (in millions)                                $2,247        $1,864        $1,595        $1,285        $1,206

  Ratio of expenses to
  average net assets                                    0.98%         0.88%         0.82%         0.83%         0.80%

  Ratio of net investment
  income to average
  net assets                                            0.30%         1.12%         1.16%         1.34%         1.42%

  Portfolio turnover rate                             372.35%       373.78%       313.99%       240.37%       229.03%
===========================================================================================================================


(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

--------------------------------------------------------------------------------

ACCUMULATIVE FUND

For a Class B share outstanding throughout the period:

                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                10/4/99(1) TO
                                                                                  12/31/99
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                             $8.43
----------------------------------------------------------------------------------------------

  Income from investment operations:
   Net investment loss                                                             (0.01)
   Net realized and unrealized gain on investments                                  1.85
----------------------------------------------------------------------------------------------

  Total from investment operations                                                  1.84
----------------------------------------------------------------------------------------------
  Less distributions:
   From net investment income                                                      (0.00)
   From capital gains                                                              (1.15)
----------------------------------------------------------------------------------------------

  Total distributions                                                              (1.15)
----------------------------------------------------------------------------------------------

  Net asset value, end of period                                                   $9.12

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                                     22.89%
  Net assets, end of period (in millions)                                             $3
  Ratio of expenses to average net assets                                           2.24%(2)
  Ratio of net investment loss to average net assets                               -1.40%(2)
  Portfolio turnover rate                                                         372.35%(2)
==============================================================================================


(1) COMMENCEMENT OF OPERATIONS.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

ACCUMULATIVE FUND

For a Class C share outstanding throughout the period:

                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                10/6/99(1) TO
                                                                                  12/31/99
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                             $8.53
----------------------------------------------------------------------------------------------

  Income from investment operations:

   Net investment loss                                                             (0.01)

   Net realized and unrealized gain on investments                                  1.75
----------------------------------------------------------------------------------------------

  Total from investment operations                                                  1.74
----------------------------------------------------------------------------------------------

  Less distributions:

   From net investment income                                                      (0.00)

   From capital gains                                                              (1.15)
----------------------------------------------------------------------------------------------

  Total distributions                                                              (1.15)
----------------------------------------------------------------------------------------------

  Net asset value, end of period                                                   $9.12

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                                     21.45%

  Net assets, end of period (in thousands)                                          $347

  Ratio of expenses to average net assets                                           2.28%(2)

  Ratio of net investment loss to average net assets                               -1.35%(2)

  Portfolio turnover rate                                                         372.35%(2)
==============================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

--------------------------------------------------------------------------------

ACCUMULATIVE FUND

For a Class Y share outstanding throughout each period:

                                                                                       FOR THE
                                         FOR THE FISCAL YEAR ENDED DECEMBER 31,      PERIOD FROM
                                       ------------------------------------------   7/11/95(1) TO
                                         1999       1998       1997       1996         12/31/95
 CLASS Y PER-SHARE DATA

 Net asset value,
 beginning of period                    $8.28      $7.77      $7.75      $7.78      $7.84
 ------------------------------------------------------------------------------------------------------

 Income from investment
 operations:

  Net investment income                  0.04       0.12       0.11       0.12       0.05
  Net realized and
  unrealized gain
  on investments                         2.01       1.59       2.14       0.82       0.87
------------------------------------------------------------------------------------------------------

 Total from investment
 operations                              2.05       1.71       2.25       0.94       0.92
------------------------------------------------------------------------------------------------------

 Less distributions:

  From net investment
  income                                (0.04)     (0.12)     (0.10)     (0.12)     (0.06)

  From capital gains                    (1.15)     (1.08)     (2.13)     (0.85)     (0.92)
------------------------------------------------------------------------------------------------------

 Total distributions                    (1.19)     (1.20)     (2.23)     (0.97)     (0.98)
------------------------------------------------------------------------------------------------------

 Net asset value,
 end of period                          $9.14      $8.28      $7.77      $7.75      $7.78

 CLASS Y RATIOS/SUPPLEMENTAL DATA

 Total return                           25.95%     22.79%     29.67%     12.27%     11.92%

 Net assets, end of
 period (in millions)                      $5         $4         $4         $3         $1

 Ratio of expenses to
 average net assets                      0.80%      0.75%      0.75%      0.74%      0.76%(2)

 Ratio of net investment
 income to average
 net assets                              0.49%      1.21%      1.22%      1.45%      1.24%(2)

 Portfolio turnover rate               372.35%    373.78%    313.99%    240.37%    229.03%(2)
========================================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND


This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):



                                      FOR THE SIX                 FOR THE FISCAL YEAR ENDED JUNE 30,
                                      MONTHS ENDED      ---------------------------------------------------------
                                        12/31/99        1999        1998        1997        1996        1995
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period                    $9.97          $11.85      $10.61       $8.95      $8.68       $8.98
----------------------------------------------------------------------------------------------------------------------

  Income from investment
  operations:

   Net investment
   income (loss)                         (0.04)           0.05        0.07        0.07       0.08        0.07

   Net realized and
   unrealized gain
   (loss) on investments                  5.34           (0.74)       3.01        1.94       0.86        0.60
----------------------------------------------------------------------------------------------------------------------

  Total from investment
  operations                              5.30           (0.69)       3.08        2.01       0.94        0.67
----------------------------------------------------------------------------------------------------------------------
  Less distributions:

   From net investment
   income                                (0.02)          (0.04)      (0.06)      (0.09)     (0.07)      (0.04)

   From capital gains                    (1.44)          (1.15)      (1.78)      (0.26)     (0.60)      (0.93)
----------------------------------------------------------------------------------------------------------------------

  Total distributions                    (1.46)          (1.19)      (1.84)      (0.35)     (0.67)      (0.97)
----------------------------------------------------------------------------------------------------------------------

  Net asset value,
  end of period                         $13.81           $9.97      $11.85      $10.61      $8.95       $8.68

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                        54.91%          -5.40%      34.49%      23.03%     11.70%       7.98%

  Net assets, end of
  period (in millions)                  $1,863          $1,252      $1,331        $978       $771        $679

  Ratio of expenses to
  average net assets                      1.42%(3)        1.30%       1.23%       1.28%      1.25%       1.25%

  Ratio of net investment
  income (loss) to average
  net assets                             -0.80%(3)        0.52%       0.67%       0.78%      0.89%       0.86%

  Portfolio turnover rate                50.93%         149.45%     114.34%     109.71%     58.64%      57.45%
======================================================================================================================


(1)ON JULY 4, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2)TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.
(3)ANNUALIZED.

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND


For a Class B share outstanding throughout the period:


                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                10/4/99(1) TO
                                                                                  12/31/99
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                             $10.79
----------------------------------------------------------------------------------------------

  Income from investment operations:

   Net investment loss                                                              (0.03)

   Net realized and unrealized gain on investments                                   4.47
----------------------------------------------------------------------------------------------

  Total from investment operations                                                   4.44
----------------------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                                       (0.00)

   From capital gains                                                               (1.44)
----------------------------------------------------------------------------------------------

  Total distributions                                                               (1.44)
----------------------------------------------------------------------------------------------

  Net asset value, end of period                                                   $13.79

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                                      42.70%

  Net assets, end of period (in millions)                                              $4

  Ratio of expenses to average net assets                                            3.15%(2)

  Ratio of net investment loss to average net assets                                -2.76%(2)

  Portfolio turnover rate                                                           50.93%(3)
==============================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.
(3)FOR THE SIX MONTHS ENDED DECEMBER 31, 1999.

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND


For a Class C share outstanding throughout the period:


                                                                                  FOR THE
                                                                                PERIOD FROM
                                                                                10/5/99(1) TO
                                                                                 12/31/99
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                             $10.78
----------------------------------------------------------------------------------------------

  Income from investment operations:

   Net investment loss                                                              (0.03)

   Net realized and unrealized gain on investments                                   4.49
----------------------------------------------------------------------------------------------

  Total from investment operations                                                   4.46
----------------------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                                       (0.00)

   From capital gains                                                               (1.44)
----------------------------------------------------------------------------------------------

  Total distributions                                                               (1.44)
----------------------------------------------------------------------------------------------

  Net asset value, end of period                                                   $13.80

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                                      42.94%

  Net assets, end of period (in millions)                                              $1

  Ratio of expenses to average net assets                                            2.71%(2)

  Ratio of net investment loss to average net assets                                -2.32%(2)

  Portfolio turnover rate                                                           50.93%(3)
==============================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.
(3)FOR THE SIX MONTHS ENDED DECEMBER 31, 1999.

--------------------------------------------------------------------------------

INTERNATIONAL GROWTH FUND

For a Class Y share outstanding throughout each period:

                                      FOR THE                 FOR THE FISCAL YEAR                        FOR THE
                                     SIX MONTHS                  ENDED JUNE 30,                        PERIOD FROM
                                       ENDED        ------------------------------------------        9/27/95(1) TO
                                     12/31/99          1999          1998          1997                  6/30/96
  CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period                 $9.97            $11.85        $10.62         $8.95                 $9.21
---------------------------------------------------------------------------------------------------------------------------

  Income from investment
  operations:

   Net investment
   income (loss)                      (0.03)             0.09          0.10          0.09                  0.12

   Net realized and
   unrealized gain (loss)
   on investments                      5.36             (0.74)         3.00          1.95                  0.30
---------------------------------------------------------------------------------------------------------------------------

  Total from investment
     operations                        5.33             (0.65)         3.10          2.04                  0.42
---------------------------------------------------------------------------------------------------------------------------

  Less distributions:

     From net investment
     income                           (0.04)            (0.08)        (0.09)        (0.11)                (0.08)

     From capital gains               (1.44)            (1.15)        (1.78)        (0.26)                (0.60)
---------------------------------------------------------------------------------------------------------------------------

  Total distributions                 (1.48)            (1.23)        (1.87)        (0.37)                (0.68)
---------------------------------------------------------------------------------------------------------------------------

  Net asset value,
  end of period                      $13.82             $9.97        $11.85        $10.62                 $8.95

  CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                        55.24%            -5.06%        34.71%        23.45%                 5.44%

  Net assets, end of
  period (in millions)                  $18                $9            $9            $7                    $5

  Ratio of expenses
  to average net
  assets                               1.11%(2)          0.99%         0.97%         1.04%                 0.98%(2)

  Ratio of net
  investment income (loss)
  to average net assets               -0.52%(2)          0.85%         0.93%         1.02%                 2.60%(2)

  Portfolio turnover rate             50.93%           149.45%       114.34%       109.71%                 58.64%(2)
===========================================================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------

NEW CONCEPTS FUND


This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                                                    FOR THE FISCAL YEAR ENDED MARCH 31,
                                      --------------------------------------------------------------
                                           2000        1999        1998        1997        1996
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period                       $9.52       $9.24       $6.80       $7.73       $6.13
----------------------------------------------------------------------------------------------------

  Income from investment
  operations:

   Net investment
   income (loss)                            (0.09)      (0.00)       0.01        0.03        0.02

   Net realized and
   unrealized gain
   (loss) on investments                     6.96        1.54        3.29       (0.64)       1.81
----------------------------------------------------------------------------------------------------

  Total from investment
  operations                                 6.87        1.54        3.30       (0.61)       1.83
----------------------------------------------------------------------------------------------------
  Less distributions:

     From net investment
     income                                 (0.00)      (0.01)      (0.01)      (0.03)      (0.02)

     From capital gains                     (1.32)      (1.25)      (0.85)      (0.29)      (0.21)
----------------------------------------------------------------------------------------------------

  Total distributions                       (1.32)      (1.26)      (0.86)      (0.32)      (0.23)
----------------------------------------------------------------------------------------------------

  Net asset value,
  end of period                            $15.07       $9.52       $9.24       $6.80       $7.73

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                           74.61%      17.83%      51.44%      -8.38%      30.18%

  Net assets, end
  of period (in millions)                  $1,984        $972        $779        $501        $492

  Ratio of expenses to
  average net assets                         1.32%       1.29%       1.25%       1.27%       1.19%

  Ratio of net investment
  income (loss) to average
  net assets                                -0.66%      -0.04%       0.06%       0.39%       0.29%

  Portfolio turnover rate                  127.31%      48.95%      38.51%      38.82%      27.75%
====================================================================================================


(1)ON JULY 18, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES. PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 100% STOCK DIVIDEND EFFECTED JUNE 26, 1998.
(2)TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

--------------------------------------------------------------------------------

NEW CONCEPTS FUND


For a Class B share outstanding throughout the period:


                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                10/4/99(1) TO
                                                                                   3/31/00
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                              $10.69
--------------------------------------------------------------------------------------------------

  Income from investment operations:

     Net investment income                                                            0.01

     Net realized and unrealized gain on investments                                  5.60
--------------------------------------------------------------------------------------------------

  Total from investment operations                                                    5.61

  Less distributions:

     From net investment income                                                      (0.00)

     From capital gains                                                              (1.32)
--------------------------------------------------------------------------------------------------

  Total distributions                                                                (1.32)
--------------------------------------------------------------------------------------------------

  Net asset value, end of period                                                    $14.98

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                                       54.60%

  Net assets, end of period (in millions)                                              $28

  Ratio of expenses to average net assets                                             2.40%(2)

  Ratio of net investment loss to average net assets                                 -1.73%(2)

  Portfolio turnover rate                                                           127.31%(2)
==================================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

--------------------------------------------------------------------------------

NEW CONCEPTS FUND


For a Class C share outstanding throughout the period:


                                                                                   FOR THE
                                                                                 PERIOD FROM
                                                                                10/4/99(1) TO
                                                                                   3/31/00
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                              $10.69
--------------------------------------------------------------------------------------------------

  Income from investment operations:

     Net investment income                                                            0.02

     Net realized and unrealized gain on investments                                  5.60
--------------------------------------------------------------------------------------------------

  Total from investment operations                                                    5.62
--------------------------------------------------------------------------------------------------

  Less distributions:

     From net investment income                                                      (0.00)

     From capital gains                                                              (1.32)
--------------------------------------------------------------------------------------------------

  Total distributions                                                                (1.32)
--------------------------------------------------------------------------------------------------

  Net asset value, end of period                                                    $14.99

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                                       54.71%

  Net assets, end of period (in millions)                                               $5

  Ratio of expenses to average net assets                                             2.30%(2)

  Ratio of net investment loss to average net assets                                 -1.62%(2)

  Portfolio turnover rate                                                           127.31%(2)
==================================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

--------------------------------------------------------------------------------

NEW CONCEPTS FUND


For a Class Y share outstanding throughout each period(1):


                                                                                          FOR THE
                                         FOR THE FISCAL YEAR ENDED MARCH 31,            PERIOD FROM
                                       ------------------------------------------       9/6/95(2) TO
                                         2000       1999       1998       1997            3/31/96
  CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period                    $9.53      $9.25      $6.80      $7.74             $7.57
--------------------------------------------------------------------------------------------------------

  Income from investment
  operations:

     Net investment income (loss)        (0.05)      0.03       0.03       0.05              0.02

     Net realized and
     unrealized gain
     (loss) on investments                6.98       1.54       3.30      (0.65)             0.38
--------------------------------------------------------------------------------------------------------

  Total from investment
  operations                              6.93       1.57       3.33      (0.60)             0.40
--------------------------------------------------------------------------------------------------------

  Less distributions:

     From net investment
     income                              (0.00)     (0.04)     (0.03)     (0.05)            (0.02)

     From capital gains                  (1.32)     (1.25)     (0.85)     (0.29)            (0.21)
--------------------------------------------------------------------------------------------------------

  Total distributions                    (1.32)     (1.29)     (0.88)     (0.34)            (0.23)
--------------------------------------------------------------------------------------------------------

  Net asset value,
  end of period                         $15.14      $9.53      $9.25      $6.80             $7.74

  CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                           75.17%     18.29%     51.83%     -8.12%             5.44%

  Net assets, end of
  period (in millions)                     $22        $12        $11         $8                $7

  Ratio of expenses
  to average net
  assets                                  1.02%      0.95%      0.96%      0.97%             0.96%(3)

  Ratio of net
  investment income (loss)
  to average net
  assets                                 -0.36%      0.29%      0.35%      0.69%             0.54%(3)

  Portfolio turnover rate               127.31%     48.95%     38.51%     38.82%            27.75%(3)
========================================================================================================


(1)PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 100% STOCK DIVIDEND EFFECTED JUNE 26, 1998.
(2)COMMENCEMENT OF OPERATIONS.
(3)ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------

SCIENCE AND TECHNOLOGY FUND


This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):




                                          FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                      ----------------------------------------------
                                         1999      1998     1997      1996     1995
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period                   $9.91     $6.71     $7.78    $7.63    $5.07
-------------------------------------------------------------------------------------

  Income from investment
  operations:

   Net investment loss                  (0.09)    (0.03)    (0.01)   (0.02)   (0.00)

   Net realized and
   unrealized gain
   on investments                       10.12      3.93      0.46     0.66     2.80
-------------------------------------------------------------------------------------

  Total from investment
  operations                            10.03      3.90      0.45     0.64     2.80
-------------------------------------------------------------------------------------

  Less distributions from
  capital gains                         (1.51)    (0.70)    (1.52)   (0.49)   (0.24)
-------------------------------------------------------------------------------------
  Net asset value,
  end of period                        $18.43     $9.91     $6.71    $7.78    $7.63

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                      102.93%    59.31%     7.22%    8.35%   55.37%

  Net assets, end of
  period (in millions)                 $3,744    $1,668    $1,063     $981     $821

  Ratio of expenses to
  average net assets                     1.16%     1.05%     1.02%    0.98%    0.93%

  Ratio of net investment
  loss to average
  net assets                            -0.79%    -0.37%    -0.18%   -0.33%   -0.07%

  Portfolio turnover rate               40.35%    55.70%    87.68%   33.90%   32.89%
======================================================================================



(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES. PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 200% STOCK DIVIDEND EFFECTED JUNE 26, 1998.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

--------------------------------------------------------------------------------

SCIENCE AND TECHNOLOGY FUND


For a Class B share outstanding throughout the period:




                                                                 FOR THE
                                                               PERIOD FROM
                                                               10/4/99(1) TO
                                                                12/31/99
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                            $12.64
--------------------------------------------------------------------------------

  Income from investment operations:
   Net investment loss                                             (0.04)
   Net realized and unrealized gain on investments                  7.28
--------------------------------------------------------------------------------

  Total from investment operations                                  7.24
--------------------------------------------------------------------------------
  Less distributions from capital gains                            (1.51)
--------------------------------------------------------------------------------

  Net asset value, end of period                                  $18.37

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                     58.62%
  Net assets, end of period (in millions)                            $17
  Ratio of expenses to average net assets                           2.64%(2)
  Ratio of net investment loss to average net assets               -2.35%(2)
  Portfolio turnover rate                                          40.35%(2)
================================================================================



(1) COMMENCEMENT OF OPERATIONS.
(2) ANNUALIZED.

-------------------------------------------------------------------------------

SCIENCE AND TECHNOLOGY FUND


For a Class C share outstanding throughout the period:




                                                                 FOR THE
                                                               PERIOD FROM
                                                               10/4/99(1) TO
                                                                12/31/99
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                            $12.64
--------------------------------------------------------------------------------

  Income from investment operations:
   Net investment loss                                             (0.04)
   Net realized and unrealized gain on investments                  7.29
--------------------------------------------------------------------------------

  Total from investment operations                                  7.25
--------------------------------------------------------------------------------

  Less distributions from capital gains                            (1.51)
--------------------------------------------------------------------------------

  Net asset value, end of period                                  $18.38

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                     58.70%
  Net assets, end of period (in millions)                             $3
  Ratio of expenses to average net assets                           2.42%(2)
  Ratio of net investment loss to average net assets               -2.19%(2)
  Portfolio turnover rate                                          40.35%(2)
================================================================================



(1) COMMENCEMENT OF OPERATIONS.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

SCIENCE AND TECHNOLOGY FUND


For a Class Y share outstanding throughout each period(1):





                                             FOR THE FISCAL YEAR        FOR THE
                                              ENDED DECEMBER 31,      PERIOD FROM
                                            -----------------------   2/27/96(2) TO
                                            1999      1998     1997     12/31/96

  CLASS Y PER-SHARE DATA

  Net asset value, beginning of period      $9.98    $6.74    $7.79       $8.02
----------------------------------------------------------------------------------

  Income from investment
  operations:
   Net investment
   loss                                     (0.04)   (0.01)   (0.00)      (0.01)
   Net realized and
   unrealized gain
   on investments                           10.22     3.95     0.47        0.27
----------------------------------------------------------------------------------

  Total from investment
  operations                                10.18     3.94     0.47        0.26
----------------------------------------------------------------------------------

  Less distributions from
  capital gains                             (1.51)   (0.70)   (1.52)      (0.49)
----------------------------------------------------------------------------------

  Net asset value,
  end of period                            $18.65    $9.98    $6.74       $7.79

  CLASS Y RATIOS/SUPPLEMENTAL DATA


  Total return                             103.72%   59.71%    7.43%       3.25%
  Net assets, end of
  period (in millions)                        $31       $6       $4          $3
  Ratio of expenses to
  average net assets                         0.95%    0.79%    0.85%       0.80%(3)
  Ratio of net investment
  loss to average
  net assets                                -0.59%    -0.12%   -0.01%     -0.12%(3)
  Portfolio turnover rate                   40.35%    55.70%   87.68%     33.90%(3)
==================================================================================



(1) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 200% STOCK DIVIDEND EFFECTED JUNE 26, 1998.
(2) COMMENCEMENT OF OPERATIONS.
(3) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------

SMALL CAP FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the period ended December 31, 1999, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout the period:




                                                                 FOR THE
                                                               PERIOD FROM
                                                               10/4/99(1) TO
                                                                12/31/99
  CLASS A PER-SHARE DATA

  Net asset value, beginning of period                            $10.00
--------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                            0.03
   Net realized and unrealized gain on investments                  2.32
--------------------------------------------------------------------------------

  Total from investment operations                                  2.35
--------------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.03)
   From capital gains                                              (0.00)(2)
--------------------------------------------------------------------------------

  Total distributions                                              (0.03)
--------------------------------------------------------------------------------

  Net asset value, end of period                                  $12.32

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(3)                                                  23.53%
  Net assets, end of period (in millions)                            $86
  Ratio of expenses to average net assets                           1.84%(4)
  Ratio of net investment income to average net assets              1.76%(4)
  Portfolio turnover rate                                          21.65%
================================================================================



(1) COMMENCEMENT OF OPERATIONS.
(2) A CAPITAL GAIN OF $0.0033 WAS PAID TO SHAREHOLDERS DURING THIS PERIOD.
(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.
(4) ANNUALIZED.

--------------------------------------------------------------------------------

SMALL CAP FUND

For a Class B share outstanding throughout the period:



                                                                 FOR THE
                                                               PERIOD FROM
                                                               10/4/99(1) TO
                                                                12/31/99
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                            $10.00
--------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                            0.01
   Net realized and unrealized gain on investments                  2.31
--------------------------------------------------------------------------------

  Total from investment operations                                  2.32
--------------------------------------------------------------------------------

  Less distributions:
   From net investment income                                      (0.02)
   From capital gains                                              (0.00)(2)
--------------------------------------------------------------------------------

  Total distributions                                              (0.02)
--------------------------------------------------------------------------------

  Net asset value, end of period                                  $12.30

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                     23.23%
  Net assets, end of period (in millions)                             $7
  Ratio of expenses to average net assets                           3.36%(3)
  Ratio of net investment income to average net assets              0.22%(3)
  Portfolio turnover rate                                          21.65%
================================================================================



(1) COMMENCEMENT OF OPERATIONS.
(2) A CAPITAL GAIN OF $0.0033 WAS PAID TO SHAREHOLDERS DURING THIS PERIOD.
(3) ANNUALIZED.

--------------------------------------------------------------------------------

SMALL CAP FUND

For a Class C share outstanding throughout the period:




                                                                 FOR THE
                                                               PERIOD FROM
                                                               10/4/99(1) TO
                                                                12/31/99
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                             $10.00
--------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                            0.01
   Net realized and unrealized gain on investments                  2.32
--------------------------------------------------------------------------------

  Total from investment operations                                  2.33
--------------------------------------------------------------------------------

  Less distributions:
   From net investment income                                      (0.02)
   From capital gains                                              (0.00)(2)
--------------------------------------------------------------------------------

  Total distributions                                              (0.02)
--------------------------------------------------------------------------------

  Net asset value, end of period                                  $12.31

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                     23.32%
  Net assets, end of period (in millions)                             $2
  Ratio of expenses to average net assets                           2.89%(3)
  Ratio of net investment income to average net assets              0.69%(3)
  Portfolio turnover rate                                          21.65%
================================================================================



(1) COMMENCEMENT OF OPERATIONS.
(2) A CAPITAL GAIN OF $0.0033 WAS PAID TO SHAREHOLDERS DURING THIS PERIOD.
(3) ANNUALIZED.

-------------------------------------------------------------------------------
SMALL CAP FUND


For a Class Y share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/4/99(1) TO
                                                                   12/31/99
  CLASS Y PER-SHARE DATA

  Net asset value, beginning of period                              $10.00
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                              0.05
   Net realized and unrealized gain on investments                    2.32
--------------------------------------------------------------------------------
  Total from investment operations                                    2.37
--------------------------------------------------------------------------------
  Less distributions:
   From net investment income                                        (0.05)
   From capital gains                                                (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                (0.05)
--------------------------------------------------------------------------------
  Net asset value, end of period                                    $12.32

  CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                                                       23.74%
  Net assets, end of period (in millions)                               $3
  Ratio of expenses to average net assets                             1.37%(3)
  Ratio of net investment income to average net assets                2.23%(3)
  Portfolio turnover rate                                            21.65%
================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)A CAPITAL GAIN OF $0.0033 WAS PAID TO SHAREHOLDERS DURING THIS PERIOD.
(3)ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------

VANGUARD FUND


This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999, and the six months ended March 31, 2000 are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):

                                FOR THE SIX        FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                               MONTHS ENDED    --------------------------------------------------
                                  3/31/00        1999      1998      1997      1996      1995
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period             $10.11          $7.50     $9.11     $8.77     $8.97     $7.73
-------------------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment
   income (loss)                   (0.04)         (0.02)     0.01      0.07      0.03      0.07

   Net realized and
   unrealized gain
   on investments                   5.35           2.75      0.19      1.69      0.26      1.82
-------------------------------------------------------------------------------------------------
  Total from investment
  operations                        5.31           2.73      0.20      1.76      0.29      1.89
-------------------------------------------------------------------------------------------------
  Less distributions:

   From net investment
   income                          (0.00)         (0.01)    (0.04)    (0.06)    (0.04)    (0.03)

   From capital gains              (0.87)         (0.11)    (1.77)    (1.36)    (0.45)    (0.62)
-------------------------------------------------------------------------------------------------
  Total distributions              (0.87)         (0.12)    (1.81)    (1.42)    (0.49)    (0.65)
-------------------------------------------------------------------------------------------------
  Net asset value,
  end of period                   $14.55         $10.11     $7.50     $9.11     $8.77     $8.97

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                  54.95%         36.74%     3.76%    23.60%     3.59%    26.82%

  Net assets, end of
  period (in millions)            $3,013         $1,924    $1,426    $1,478    $1,291    $1,285

  Ratio of expenses
  to average net assets             1.06%(3)       1.13%     1.10%     1.09%     1.09%     1.05%

  Ratio of net
  investment income
  (loss) to average
  net assets                       -0.66%(3)      -0.22%     0.13%     0.86%     0.36%     0.87%

  Portfolio turnover rate          29.04%         83.67%    90.51%   139.14%    57.10%    30.01%
=================================================================================================


(1)ON AUGUST 15, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2)TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.
(3)ANNUALIZED.

--------------------------------------------------------------------------------

VANGUARD FUND


For a Class B share outstanding throughout the period:



                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/4/99(1) TO
                                                                    3/31/00
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                              $10.43
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                               (0.05)
   Net realized and unrealized gain on investments                    4.96
--------------------------------------------------------------------------------
  Total from investment operations                                    4.91
--------------------------------------------------------------------------------
  Less distributions:
  From net investment income                                         (0.00)
  From capital gains                                                 (0.87)
--------------------------------------------------------------------------------
  Total distributions                                                (0.87)
--------------------------------------------------------------------------------
  Net asset value, end of period                                    $14.47

  CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                       49.39%
  Net assets, end of period (in millions)                              $19
  Ratio of expenses to average net assets                             2.18%(2)
  Ratio of net investment loss to average net assets                 -1.78%(2)
  Portfolio turnover rate                                            29.04%(3)
================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.
(3)FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------

VANGUARD FUND


For a Class C share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/4/99(1) TO
                                                                    3/31/00
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                              $10.43
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                               (0.05)
   Net realized and unrealized gain on investments                    4.96
--------------------------------------------------------------------------------
  Total from investment operations                                    4.91
--------------------------------------------------------------------------------
  Less distributions:
  From net investment income                                         (0.00)
  From capital gains                                                 (0.87)
--------------------------------------------------------------------------------
  Total distributions                                                (0.87)
--------------------------------------------------------------------------------
  Net asset value, end of period                                    $14.47

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                       49.39%
  Net assets, end of period (in millions)                               $3
  Ratio of expenses to average net assets                             2.17%(2)
  Ratio of net investment loss to average net assets                 -1.76%(2)
  Portfolio turnover rate                                            29.04%(3)
================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.
(3)FOR THE SIX MONTHS ENDED MARCH 31, 2000.

-------------------------------------------------------------------------------

VANGUARD FUND


For a Class Y share outstanding throughout each period:

                                                                                            FOR THE
                                FOR THE SIX    FOR THE FISCAL YEAR ENDED SEPTEMBER 30,    PERIOD FROM
                               MONTHS ENDED    ---------------------------------------   9/8/95(1) TO
                                  3/31/00        1999      1998      1997      1996         9/30/95
  CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period             $10.13          $7.52     $9.12     $8.78     $8.97       $9.05
--------------------------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment
   income (loss)                   (0.03)         (0.00)     0.03      0.09      0.07        0.00

   Net realized and
   unrealized gain
   (loss) on investments            5.37           2.75      0.19      1.69      0.24       (0.08)
--------------------------------------------------------------------------------------------------------
  Total from investment
  operations                        5.34           2.75      0.22      1.78      0.31       (0.08)
--------------------------------------------------------------------------------------------------------
  Less distributions:

   From net investment
   income                          (0.00)         (0.03)    (0.05)    (0.08)    (0.05)      (0.00)

   From capital gains              (0.87)         (0.11)    (1.77)    (1.36)    (0.45)      (0.00)
--------------------------------------------------------------------------------------------------------
  Total distributions              (0.87)         (0.14)    (1.82)    (1.44)    (0.50)      (0.00)
--------------------------------------------------------------------------------------------------------
  Net asset value,
  end of period                   $14.60         $10.13     $7.52     $9.12     $8.78       $8.97

  CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                     55.14%         36.94%     4.02%    23.87%     3.80%      -0.88%

  Net assets, end of
  period (in millions)               $20            $12        $5        $5        $4          $2

  Ratio of expenses
  to average
  net assets                        0.82%(2)       0.90%     0.91%     0.90%     0.91%       0.00%

  Ratio of net investment
  income (loss) to average
  net assets                       -0.42%(2)      -0.02%     0.33%     1.05%     0.69%       0.00%

  Portfolio turnover rate          29.04%         83.67%    90.51%   139.14%    57.10%      30.01%(2)
===========================================================================================================================


(1)COMMENCEMENT OF OPERATIONS.
(2)ANNUALIZED.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

[GRAPHIC]
--------------------------------------------------------------------------------

WADDELL & REED ADVISORS FUNDS


CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D.C.  20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P.O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

[GRAPHIC]
--------------------------------------------------------------------------------

WADDELL & REED ADVISORS FUNDS


You can get more information about each Fund in its --


- STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

- ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.


Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:
   Waddell & Reed Advisors Funds, Inc. Accumulative Fund: 811-2552
   Waddell & Reed Advisors International Growth Fund, Inc.: 811-2004
   Waddell & Reed Advisors New Concepts Fund, Inc.: 811-3695
   Waddell & Reed Advisors Funds, Inc. Science and Technology Fund: 811-2552 Waddell & Reed Advisors Small Cap Fund, Inc.: 811-09435
   Waddell & Reed Advisors Vanguard Fund, Inc.: 811-1806

[LOGO] WADDELL & REED                              Waddell & Reed, Inc.
       FINANCIAL SERVICES-Registered Trademark-    6300 Lamar Avenue, P. O. Box 29217
-------------------------                          Shawnee Mission, Kansas 66201-9217
INVESTING. WITH A PLAN-SM-                         913-236-2000
                                                   888-WADDELL

                                                                      PROSPECTUS
                                                                   JUNE 30, 2000

[GRAPHIC]

                         WADDELL & REED ADVISORS FUNDS

                       EQUITY, GROWTH AND INCOME
                        & ASSET ALLOCATION FUNDS

                             Asset Strategy Fund            [GRAPHIC]

                         Continental Income Fund

                                     Income Fund

                               Retirement Shares            [GRAPHIC]

                         Tax-Managed Equity Fund


                                                                  [LOGO] WADDELL
                                                                          & REED
                                        Financial Services-Registered Trademark-
                                        ----------------------------------------
                                        Investing with a plan.-SM-

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SECURITIES, OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR ADEQUATE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

[GRAPHIC]


CONTENTS

     3   An Overview of the Funds

     3   Asset Strategy Fund

    10   Continental Income Fund

    16   Income Fund

    22   Retirement Shares

    28   Tax-Managed Equity Fund

    32   The Investment Principles of the Funds

    39   Your Account

    62   The Management of the Funds

    65   Financial Highlights

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUND

[ICON]  GOAL


              WADDELL & REED ADVISORS
              ASSET STRATEGY FUND

                     (FORMERLY UNITED ASSET STRATEGY FUND) SEEKS HIGH TOTAL RETURN OVER THE LONG TERM.

PRINCIPAL STRATEGY

Asset Strategy Fund seeks to achieve its investment goal by allocating its assets among stocks, bonds and short-term instruments. The Fund allocates its assets among the following classes, or types, of investments.

- The STOCK CLASS includes equity securities of all types, although Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, typically emphasizes a blend of value and growth potential in selecting stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. The Fund can invest in securities of companies of any size.

- The BOND CLASS includes all varieties of fixed-income instruments, such as corporate or U.S. Government debt securities, with remaining maturities of more than three years. This class may include a significant amount of junk bonds, up to 35% of the Fund's total assets; junk bonds are rated BB and below by Standard and Poor's ("S&P") and Ba and below by Moody's Investors Service, Inc. ("MIS"), or unrated bonds deemed by WRIMCO to be of equivalent quality.

- The SHORT-TERM CLASS includes all types of short-term instruments with remaining maturities of three years or less, including high-quality money market instruments.

- Within each of these classes, the Fund may invest in both domestic and foreign securities.

The Fund selects a mix which represents the way the Fund's investments will generally be allocated over the long term as indicated in the box below. This mix will vary over shorter time periods as WRIMCO changes the Fund's holdings based on the current outlook for the different markets. These changes may be based on such factors as interest rate changes, security valuation levels and a rise in the potential for growth stocks.

                                      PORTFOLIO MIX
               [PIE CHART]            - Stocks 70% (can range from 0-100%)
                                      - Bonds 25% (can range from 0-100%)
                                      - Short-term 5% (can range from 0-100%)


PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Asset Strategy Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- WRIMCO's skill in allocating the Fund's assets among different types of investments;

- the mix of securities in the Fund's portfolio, particularly the relative weightings in, and exposure to, different sectors of the economy;

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

-  prepayment of higher-yielding bonds held by the Fund;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

Junk bonds in which the Fund invests are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.

As well, the Fund may invest a significant portion of its assets in foreign securities. Foreign securities present additional risks such as currency fluctuations and political or economic conditions affecting the foreign countries.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


WHO MAY WANT TO INVEST

Asset allocation funds are designed for investors who want to diversify among stocks, bonds, and short-term instruments, in one fund. If you are looking for an investment that uses this technique in pursuit of high total return, this Fund may be appropriate for you. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE


ASSET STRATEGY FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

              '96        '97        '98        '99
             5.39%      12.18%      9.26%     21.85%

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 15.07% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -4.82% (THE FIRST QUARTER OF 1997). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 15.10%.

AVERAGE ANNUAL TOTAL RETURNS

  AS OF DECEMBER 31, 1999 (%)                       1 YEAR     LIFE OF CLASS(1)
--------------------------------------------------------------------------------
  CLASS A SHARES OF
  ASSET STRATEGY FUND                               14.84%          10.25%
--------------------------------------------------------------------------------
  S&P 500 Index                                     21.09%          27.78%
--------------------------------------------------------------------------------
  Salomon Brothers Broad Investment Grade Index     -0.83%           7.05%
--------------------------------------------------------------------------------
  Salomon Brothers Short-Term Index
  for 1-Month Certificates of Deposit                5.32%           5.63%
--------------------------------------------------------------------------------
  Lipper Flexible Portfolio Funds Universe Average  12.50%          16.44%
--------------------------------------------------------------------------------
  CLASS B SHARES OF
  ASSET STRATEGY FUND                                                8.55%
--------------------------------------------------------------------------------
  S&P 500 Index                                     21.09%           8.04%
--------------------------------------------------------------------------------
  Salomon Brothers Broad Investment Grade Index     -0.83%          -0.46%
--------------------------------------------------------------------------------
  Salomon Brothers Short-Term Index
  for 1-Month Certificates of Deposit                5.32%           0.99%
--------------------------------------------------------------------------------
  Lipper Flexible Portfolio Funds Universe Average  12.50%           6.65%
--------------------------------------------------------------------------------
  CLASS C SHARES OF
  ASSET STRATEGY FUND                                               13.13%
--------------------------------------------------------------------------------
  S&P 500 Index                                     21.09%           8.04%
--------------------------------------------------------------------------------
  Salomon Brothers Broad Investment Grade Index     -0.83%          -0.46%
--------------------------------------------------------------------------------
  Salomon Brothers Short-Term Index
  for 1-Month Certificates of Deposit                5.32%           0.99%
--------------------------------------------------------------------------------
  Lipper Flexible Portfolio Funds Universe Average  12.50%           6.65%
--------------------------------------------------------------------------------
  CLASS Y SHARES OF
  ASSET STRATEGY FUND                               22.27%          11.37%
--------------------------------------------------------------------------------
  S&P 500 Index                                     21.09%          26.41%
--------------------------------------------------------------------------------
  Salomon Brothers Broad Investment Grade Index     -0.83%           5.94%
--------------------------------------------------------------------------------
  Salomon Brothers Short-Term Index
  for 1-Month Certificates of Deposit                5.32%           5.57%
--------------------------------------------------------------------------------
  Lipper Flexible Portfolio Funds Universe
  Average                                           12.50%          14.92%
================================================================================

    THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE MARCH 9, 1995 FOR CLASS A SHARES, OCTOBER 6, 1999 FOR CLASS B SHARES, OCTOBER 5, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT
    THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM MARCH 31, 1995, OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

ASSET STRATEGY FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM           CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)                    SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)                  5.75%       None        None        None
--------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)                    None(2)      5%          1%        None
================================================================================
--------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------
  (EXPENSES THAT ARE DEDUCTED        CLASS A    CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)                   SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MANAGEMENT FEES                     0.70%      0.70%       0.70%       0.70%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE
  (12b-1) FEES                        0.25%      1.00%       1.00%        None
--------------------------------------------------------------------------------
  OTHER EXPENSES                      0.89%      0.89%       0.89%       0.74%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES                  1.84%      2.59%       2.59%       1.44%
================================================================================

(1) THE CONTINGENT DEFERRED SALES CHARGE ("CDSC"), WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

  This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Class A Shares               $751      $1,115      $1,501      $2,580
--------------------------------------------------------------------------------
  Class B Shares               $662      $1,105      $1,475      $2,731(1)
--------------------------------------------------------------------------------
  Class C Shares               $362      $  805      $1,375      $2,925
--------------------------------------------------------------------------------
  Class Y Shares               $147      $  450      $  774      $1,691
--------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Class A Shares               $751      $1,115      $1,501      $2,580
--------------------------------------------------------------------------------
  Class B Shares               $262      $  805      $1,375      $2,731(1)
--------------------------------------------------------------------------------
  Class C Shares               $262      $  805      $1,375      $2,925
--------------------------------------------------------------------------------
  Class Y Shares               $147      $  450      $  774      $1,691
================================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]  GOALS

        WADDELL & REED ADVISORS
        CONTINENTAL INCOME FUND

             (FORMERLY UNITED CONTINENTAL INCOME FUND) SEEKS TO PROVIDE
             CURRENT INCOME TO THE EXTENT THAT, IN THE OPINION OF WRIMCO, MARKET AND ECONOMIC CONDITIONS PERMIT. AS A SECONDARY GOAL, THE FUND SEEKS LONG-TERM APPRECIATION OF CAPITAL.

PRINCIPAL STRATEGIES

Continental Income Fund seeks to achieve its goals by investing primarily in income-producing securities that include common stock, preferred stock and debt securities. The Fund generally owns equity securities of medium to large, well-established companies, that are usually dividend-producing securities. For the most part, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds (rated BBB and higher by S&P or Baa and higher by MIS or, if unrated, deemed by WRIMCO to be of equivalent quality). The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. For equity investments, WRIMCO typically looks for undervalued companies whose asset value or earnings power is not reflected in the price of their stock. In selecting debt securities for the Fund, WRIMCO seeks high-quality securities with minimal credit risk.

In general, in determining whether to sell an equity security or a debt security, WRIMCO uses the same analysis that it uses in order to determine if the equity security is still undervalued or if the debt security continues to maintain its minimal credit risk. WRIMCO may also sell a security if it ceases to produce income or otherwise to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Continental Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

- WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Continental Income Fund is designed for investors seeking current income with a secondary emphasis on growth. It is suited for investors seeking a combination of income and appreciation. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]

--------------------------------------------------------------------------------
PERFORMANCE

CONTINENTAL INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


 CHART OF YEAR-BY-YEAR RETURNS

 AS OF DECEMBER 31, EACH YEAR (%)

     '90      '91      '92      '93      '94      '95     '96      '97      '98      '99
    -6.51%   26.43%   10.09%   13.10%   -0.39%   24.76%   9.63%   17.39%   10.36%   11.05%

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 10.89% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -10.77% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 4.98%.

  AVERAGE ANNUAL TOTAL RETURNS

  AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS     10 YEARS    LIFE OF CLASS(1)
-------------------------------------------------------------------------------------
  CLASS A SHARES OF
  CONTINENTAL INCOME FUND         4.66%      13.15%      10.57%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%
-------------------------------------------------------------------------------------
  Salomon Brothers Treasury/
  Government Sponsored/
  Corporate Index                -2.03%       7.64%       7.71%
-------------------------------------------------------------------------------------
  Lipper Balanced Funds
  Universe Average                8.72%      16.24%      11.82%
-------------------------------------------------------------------------------------
  CLASS B SHARES OF
  CONTINENTAL INCOME FUND                                                2.79%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%          8.04%
-------------------------------------------------------------------------------------
  Salomon Brothers Treasury/
  Government Sponsored/
  Corporate Index                -2.03%       7.64%       7.71%         -0.57%
-------------------------------------------------------------------------------------
  Lipper Balanced Funds
  Universe Average                8.72%      16.24%      11.82%          4.63%
-------------------------------------------------------------------------------------
  CLASS C SHARES OF
  CONTINENTAL INCOME FUND                                                6.93%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%          8.04%
-------------------------------------------------------------------------------------
  Salomon Brothers Treasury/
  Government Sponsored/
  Corporate Index                -2.03%       7.64%       7.71%         -0.57%
-------------------------------------------------------------------------------------
  Lipper Balanced Funds
  Universe Average                8.72%      16.24%      11.82%          4.63%
-------------------------------------------------------------------------------------
  CLASS Y SHARES OF
  CONTINENTAL INCOME FUND        11.46%                                 12.27%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%         26.45%
-------------------------------------------------------------------------------------
  Salomon Brothers Treasury/
  Government Sponsored/
  Corporate Index                -2.03%       7.64%       7.71%          4.92%
-------------------------------------------------------------------------------------
  Lipper Balanced Funds
  Universe Average                8.72%      16.24%      11.82%         14.00%
=====================================================================================

  THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.

(1) SINCE OCTOBER 4,1999 FOR CLASS B SHARES, OCTOBER 5,1999 FOR CLASS C SHARES AND JANUARY 4, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31,1999, OCTOBER 31,1999 AND DECEMBER 31, 1995, RESPECTIVELY.

[GRAPHIC]

--------------------------------------------------------------------------------
FEES AND EXPENSES

CONTINENTAL INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

  SHAREHOLDER FEES

   (FEES PAID DIRECTLY FROM     CLASS A     CLASS B     CLASS C    CLASS Y
   YOUR INVESTMENT)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)             5.75%       None        None        None
--------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)               None(2)      5%          1%        None
--------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MANAGEMENT FEES                0.70%      0.70%       0.70%       0.70%
--------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE
  (12b-1) FEES                   0.25%      1.00%       1.00%        None
--------------------------------------------------------------------------------
  OTHER EXPENSES                 0.23%      0.40%       0.50%       0.20%
--------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES             1.18%      2.10%       2.20%       0.90%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

-----------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
  Class A Shares                 $688       $928        $1,187     $1,924
-----------------------------------------------------------------------------
  Class B Shares                 $613       $957        $1,228     $2,192(1)
-----------------------------------------------------------------------------
  Class C Shares                 $323       $689        $1,181     $2,536
-----------------------------------------------------------------------------
  Class Y Shares                 $ 92       $287        $  498     $1,108
-----------------------------------------------------------------------------


  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
-----------------------------------------------------------------------------
  Class A Shares                 $688       $928        $1,187     $1,924
-----------------------------------------------------------------------------
  Class B Shares                 $213       $657        $1,128     $2,192(1)
-----------------------------------------------------------------------------
  Class C Shares                 $223       $689        $1,181     $2,536
-----------------------------------------------------------------------------
  Class Y Shares                 $ 92       $287        $  498     $1,108
-----------------------------------------------------------------------------

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC] GOALS

          WADDELL & REED ADVISORS
          INCOME FUND

                 (FORMERLY UNITED INCOME FUND) SEEKS CAPITAL GROWTH AND INCOME.

PRINCIPAL STRATEGIES

Income Fund seeks to achieve its goal by investing in the common stocks of large U.S. and foreign companies. In order to achieve its goal; the Fund invests in securities that have the potential for capital appreciation or that WRIMCO expects to resist market decline. Although the Fund typically invests in large companies, it may invest in securities of any size company.

WRIMCO attempts to select securities with growth and income possibilities by looking at many factors including the company's:

-  profitability record;

-  history of improving sales and profits;

-  management;

-  leadership position in its industry;

-  stock price value; and

-  dividend payment history.

In general, in determining whether to sell a stock, WRIMCO uses the same type of analysis that it uses in buying stocks in order to determine whether the security has ceased to offer the prospect of continued dividend payment and/or significant growth potential. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds; and

-  WRIMCO's skill in evaluating and selecting securities for the Fund.

Market risk for small to medium sized companies may be greater than the market risk for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. As well, stock of smaller companies may experience volatile trading and price fluctuations.

An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Income Fund is designed for investors who seek capital growth and income. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


 CHART OF YEAR-BY-YEAR RETURNS

 AS OF DECEMBER 31, EACH YEAR (%)

     '90      '91      '92      '93      '94      '95     '96      '97      '98      '99
    -6.85%   30.66%   11.90%   16.05%   -1.82%   29.60%  20.36%   27.34%   24.02%   16.41%

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 18.72% (THE SECOND QUARTER OF 1997) AND THE LOWEST QUARTERLY RETURN WAS -17.35% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 11.87%.

  AVERAGE ANNUAL TOTAL RETURNS

  AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS     10 YEARS    LIFE OF CLASS(1)
-------------------------------------------------------------------------------------
  CLASS A SHARES OF
  INCOME FUND                     9.72%      22.01%      15.51%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%
-------------------------------------------------------------------------------------
  Lipper Equity Income Funds
  Universe Average                4.55%      17.83%      12.55%
-------------------------------------------------------------------------------------
  CLASS B SHARES OF
  INCOME FUND                                                            6.53%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%          8.04%
-------------------------------------------------------------------------------------
  Lipper Equity Income Funds
  Universe Average                4.55%      17.83%      12.55%          1.17%
-------------------------------------------------------------------------------------
  CLASS C SHARES OF
  INCOME FUND                                                           10.53%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%          8.04%
-------------------------------------------------------------------------------------
  Lipper Equity Income Funds
  Universe Average                4.55%      17.83%      12.55%          1.17%
-------------------------------------------------------------------------------------
  CLASS Y SHARES OF
  INCOME FUND                    16.67%                                 21.45%
-------------------------------------------------------------------------------------
  S&P 500 Index                  21.09%      28.59%      18.23%         26.92%
-------------------------------------------------------------------------------------
  Lipper Equity Income Funds
  Universe Average                4.55%      17.83%      12.55%         16.41%
=====================================================================================

  THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.

(1) SINCE OCTOBER 4,1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND JUNE 19, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND
    JUNE 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM             CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)                     SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)                    5.75%        None        None       None
------------------------------------------------------------------------------------
  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)                    None(2)         5%          1%       None
====================================================================================

  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED          CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)                    SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------------
  MANAGEMENT FEES                       0.58%       0.58%       0.58%      0.58%
------------------------------------------------------------------------------------
  DISTRIBUTION AND SERVICE
  (12b-1) FEES                          0.24%       1.00%       1.00%       None
------------------------------------------------------------------------------------
  OTHER EXPENSES                        0.15%       0.60%       0.66%      0.18%
------------------------------------------------------------------------------------
  TOTAL ANNUAL FUND
  OPERATING EXPENSES                    0.97%       2.18%       2.24%      0.76%
====================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHRES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------

IF SHARES ARE REDEEMED AT
END OF PERIOD:                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                     $668       $866       $1,080      $1,696
--------------------------------------------------------------------------------
Class B Shares                     $621       $983       $1,271      $2,205(1)
--------------------------------------------------------------------------------
Class C Shares                     $327       $699       $1,197      $2,570
--------------------------------------------------------------------------------
Class Y Shares                     $ 78       $243       $  422      $  942
================================================================================

IF SHARES ARE NOT REDEEMED AT
END OF PERIOD:                    1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                     $668       $866       $1,080      $1,696
--------------------------------------------------------------------------------
Class B Shares                     $221       $683       $1,171      $2,205(1)
--------------------------------------------------------------------------------
Class C Shares                     $227       $699       $1,197      $2,570
--------------------------------------------------------------------------------
Class Y Shares                     $ 78       $243       $  422      $  942
================================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC] GOAL

          WADDELL & REED ADVISORS
          RETIREMENT SHARES

                  (FORMERLY UNITED RETIREMENT SHARES) SEEKS TO PROVIDE THE HIGHEST LONG-TERM TOTAL INVESTMENT RETURN THAT IS, IN THE OPINION OF WRIMCO, CONSISTENT WITH REASONABLE SAFETY OF CAPITAL.

PRINCIPAL STRATEGIES

Retirement Shares seeks to achieve its goal through a fully managed investment policy. The Fund invests primarily in common stock and debt securities (of any maturity and mostly of investment grade) of U.S. issuers. The Fund generally owns common stock of medium to large, well-established companies while typically emphasizing a blend of value and growth potential. Value stocks are those that WRIMCO believes are currently selling below their true worth, and growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy. Typically, the Fund's debt securities are either U.S. Government securities or investment-grade corporate bonds.

In selecting securities for investment the Fund considers a security's potential for:

-  capital growth (equities);

-  capital stability (equities and debt securities); and

-  income (debt securities).

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis it uses to buy securities. If a debt security no longer provides the desired income or an equity security ceases to offer the expected growth potential or becomes overvalued, the Fund may sell the security. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Retirement Shares owns different types of securities, a variety of factors can affect its investment performance, such as:

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline; and

- WRIMCO's skill in evaluating and selecting securities for the Fund and in allocating the Fund's assets among different types of investments.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Retirement Shares is designed for investors seeking high total return consistent with reasonable safety of principal through a diversified portfolio that may include stocks, bonds and other securities. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

RETIREMENT SHARES

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.


 CHART OF YEAR-BY-YEAR RETURNS

 AS OF DECEMBER 31, EACH YEAR (%)

     '90      '91      '92      '93      '94      '95     '96      '97      '98      '99
     1.10%   22.33%   13.25%   12.74%   -0.42%   24.28%   9.80%   18.15%   9.73%    43.65%

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 28.93% (THE FOURTH QUARTER OF 1999) AND THE LOWEST QUARTERLY RETURN WAS -8.29% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 9.14%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)        1 YEAR     5 YEARS    10 YEARS      LIFE OF CLASS(1)
------------------------------------------------------------------------------------------
CLASS A SHARES OF
RETIREMENT SHARES                  35.39%      19.09%     14.17%
------------------------------------------------------------------------------------------
S&P 500 Index                      21.09%      28.59%     18.23%
------------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Corporate Index                    -2.03%       7.64%      7.71%
------------------------------------------------------------------------------------------
Lipper Flexible Portfolio
Funds Universe Average             12.50%      16.82%     12.29%
------------------------------------------------------------------------------------------
CLASS B SHARES OF
RETIREMENT SHARES                                                            20.95%
------------------------------------------------------------------------------------------
S&P 500 Index                      21.09%      28.59%     18.23%              8.04%
------------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Corporate Index                    -2.03%       7.64%      7.71%             -0.57%
------------------------------------------------------------------------------------------
Lipper Flexible Portfolio
Funds Universe Average             12.50%      16.82%     12.29%              6.65%
------------------------------------------------------------------------------------------
CLASS C SHARES OF
RETIREMENT SHARES                                                            24.95%
------------------------------------------------------------------------------------------
S&P 500 Index                      21.09%      28.59%     18.23%              8.04%
------------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Corporate Index                    -2.03%       7.64%      7.71%             -0.57%
------------------------------------------------------------------------------------------
Lipper Flexible Portfolio
Funds Universe Average             12.50%      16.82%     12.29%              6.65%
------------------------------------------------------------------------------------------
CLASS Y SHARES OF
RETIREMENT SHARES                  43.87%                                    19.91%
------------------------------------------------------------------------------------------
S&P 500 Index                      21.09%      28.59%     18.23%             26.27%
------------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Corporate Index                    -2.03%       7.64%      7.71%              5.53%
------------------------------------------------------------------------------------------
Lipper Flexible Portfolio
Funds Universe Average             12.50%      16.82%     12.29%             14.36%
==========================================================================================

THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. SINCE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND FEBRUARY 29, 1996, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

RETIREMENT SHARES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM                    CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                            SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                           5.75%        None        None       None
--------------------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                           None(2)         5%          1%       None
============================================================================================

--------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)
--------------------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED                 CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                           SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------------------
MANAGEMENT FEES                              0.70%       0.70%       0.70%      0.70%
--------------------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                                 0.25%       1.00%       1.00%       None
--------------------------------------------------------------------------------------------
OTHER EXPENSES                               0.20%       0.20%       0.20%      0.21%
--------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                           1.15%       1.90%       1.90%      0.91%
============================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR
    YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:              1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares                  $685       $919       $1,172      $1,892
------------------------------------------------------------------------------
Class B Shares                  $593       $897       $1,126      $2,025(1)
------------------------------------------------------------------------------
Class C Shares                  $293       $597       $1,026      $2,222
------------------------------------------------------------------------------
Class Y Shares                  $ 93       $290       $  504      $1,120
------------------------------------------------------------------------------

IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:              1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares                  $685       $919       $1,172      $1,892
------------------------------------------------------------------------------
Class B Shares                  $193       $597       $1,026      $2,025(1)
------------------------------------------------------------------------------
Class C Shares                  $193       $597       $1,026      $2,222
------------------------------------------------------------------------------
Class Y Shares                  $ 93       $290       $  504      $1,120
==============================================================================

(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC] GOAL

           WADDELL & REED ADVISORS
           TAX-MANAGED EQUITY FUND

                      (FORMERLY UNITED TAX-MANAGED EQUITY FUND) SEEKS LONG-TERM GROWTH OF CAPITAL WHILE MINIMIZING TAXABLE GAINS AND INCOME TO SHAREHOLDERS.

PRINCIPAL STRATEGIES

Tax-Managed Equity Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will likely grow over time. While the Fund typically invests in the common stock of large to medium sized U.S. companies, it may invest in companies of any size, any industry or any country in order to achieve its goal.

WRIMCO manages the Fund using an investment strategy that is sensitive to the potential impact of Federal income tax on shareholders' investment returns. The Fund's tax-sensitive investment strategy is intended to lead to lower distributions of income and realized capital gains than funds managed without regard to Federal income tax consequences.

In selecting companies, WRIMCO typically invests for the long term and chooses securities that it believes offer strong opportunities for long-term growth of capital and that are attractively valued. While WRIMCO primarily invests in growth stocks, it may also purchase value stocks. Value stocks are those that WRIMCO believes are currently selling below their true worth.

When deciding to sell a security, WRIMCO considers the negative tax impact of realized capital gains and, if applicable, the positive tax impact of realizing capital losses. However, WRIMCO may sell a security at a realized gain if it determines that the potential tax cost is outweighed by the risk of owning the security, or if more attractive investment opportunities are available. In addition, redemptions by shareholders may force the Fund to sell securities at an inappropriate time, potentially resulting in realized gains.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Tax-Managed Equity Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

-  WRIMCO's skill in evaluating and selecting securities for the Fund;

- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;

- the mix of securities in the Fund, particularly the relative weightings in, and exposure to, different sectors and industries that may result in performance less favorable than another investment mix might have produced;

- adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- the Fund's tax-sensitive investment strategy not limiting taxable income and realized capital gains as contemplated.

Market risk for small companies may be greater than that for medium and large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies, and growth stock in general, may also experience volatile trading and price fluctuations.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Tax-Managed Equity Fund is designed for long-term taxable investors. If you are investing for the short-term (less than one year), you may suffer negative tax consequences. Market conditions may limit the Fund's ability to generate tax losses or to avoid dividend income. While the Fund tries to reduce the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, the Fund does expect to distribute taxable income and/or capital gains from time to time. Investors may also realize capital gains when they sell their shares. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

TAX-MANAGED EQUITY FUND

The Fund has not been in operation for a full calendar year; therefore, it does not have performance information of at least one calendar year to include a bar chart or performance table reflecting average annual total returns.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

TAX-MANAGED EQUITY FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM            CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                    SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                   5.75%       None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                   None(2)        5%          1%       None
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.65%      0.65%       0.65%      0.65%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%      1.00%       1.00%      None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.40%      0.40%       0.40%      0.20%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.30%      2.05%       2.05%      0.85%
================================================================================

(3) THE EXPENSES SHOWN FOR MANAGEMENT FEES REFLECT THE MAXIMUM ANNUAL FEE PAYABLE; HOWEVER, WRIMCO HAS VOLUNTARILY AGREED TO WAIVE ITS INVESTMENT MANAGEMENT FEE ON ANY DAY IF THE FUND'S NET ASSETS ARE LESS THAN $25 MILLION, SUBJECT TO WRIMCO'S RIGHT TO CHANGE OR TERMINATE THIS WAIVER. THE EXPENSE RATIOS FOR OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:                             1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares                                 $700             $963
--------------------------------------------------------------------------------
Class B Shares                                 $608             $943
--------------------------------------------------------------------------------
Class C Shares                                 $308             $643
--------------------------------------------------------------------------------
Class Y Shares                                 $ 87             $271
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:                             1 YEAR           3 YEARS
--------------------------------------------------------------------------------
Class A Shares                                 $700             $963
--------------------------------------------------------------------------------
Class B Shares                                 $208             $643
--------------------------------------------------------------------------------
Class C Shares                                 $208             $643
--------------------------------------------------------------------------------
Class Y Shares                                 $ 87             $271
================================================================================

[GRAPHIC]
--------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS ASSET STRATEGY FUND

The Fund seeks high total return over the long term. The Fund seeks to achieve its goal by allocating its assets among a diversified portfolio of stocks, bonds and short-term instruments. There is no guarantee that the Fund will achieve its goal.

Allocating assets among different types of investments allows the Fund to take advantage of opportunities wherever they may occur, but also subjects the Fund to the risks of a given investment type. Stock values generally fluctuate in response to the activities of individual companies and general market and economic conditions. The values of bonds and short-term instruments generally fluctuate based on changes in interest rates and in the credit quality of the issuer.

WRIMCO regularly reviews the Fund's allocation of assets and makes changes to favor investments that it believes provide the best opportunity to achieve the Fund's goal. Although WRIMCO uses its expertise and resources in choosing investments and in allocating assets, WRIMCO's decisions may not always be beneficial to the Fund.

Generally, the mix of assets in the Fund will change from time to time depending on WRIMCO's assessment of the market for each asset class. The allowable range and approximate percentage of the mix for each asset class are listed below. Some types of investments, such as indexed securities, can fall into more than one asset class.


                               PORTFOLIO MIX
           [PIE CHART]         - Stock class 70% (can range from 0-100%)
                               - Bond class 25% (can range from 0-100%)
                               - Short-term class 5% (can range from 0-100%)

WRIMCO tries to balance the Fund's investment risks against potentially higher total returns by reducing the stock class allocation during stock market down cycles and increasing the stock class allocation during periods of strongly positive market performance. Typically, WRIMCO makes asset shifts among classes gradually over time. WRIMCO considers various aspects when it decides to sell a security, such as an individual security's performance and/or if it is an appropriate time to vary the Fund's mix.

As a defensive measure, the Fund may increase its holdings in the bond or short-term classes when WRIMCO believes that there is a potential bear market, prolonged downturn in stock prices or significant loss in stock value. WRIMCO may also, as a temporary defensive measure, invest up to all of the Fund's assets in:

- money market instruments rated A-1 by S&P, or Prime 1 by MIS, or unrated securities judged by WRIMCO to be of equivalent quality; or

-  precious metals.

Although WRIMCO may seek to preserve appreciation in the Fund by taking a temporary defensive position, doing so may prevent the Fund from achieving its investment objective.

WADDELL & REED ADVISORS CONTINENTAL INCOME FUND

The primary goal of the Fund is to provide current income to the extent that, in WRIMCO's opinion, market and economic conditions permit. As a secondary goal, the Fund seeks long-term appreciation of capital. The Fund seeks to achieve its goals by investing primarily in a diversified portfolio of income-producing securities of U.S. issuers. There is no guarantee that the Fund will achieve its goals.

The Fund usually purchases securities because of the dividends or interest on them and may also purchase securities because they may increase in value. In general, the Fund invests a portion of its total assets in either debt securities or preferred stocks, or both, in order to provide income and relative stability of capital. The Fund owns common stocks in order to provide possible appreciation of capital and some dividend income. The Fund may also invest in convertible securities.

Normally, the Fund invests at least 25% of its total assets in either debt securities or preferred stocks, or both, and at least 65% of its total assets in income-producing securities. The Fund will not ordinarily invest more than

75% of its total assets in common stocks, although it may invest up to all of its assets in common stocks if, in WRIMCO's judgment, this is advisable due to unusual market or economic conditions.

At times, when WRIMCO believes that a temporary defensive position is desirable or to achieve income, the Fund may invest up to all of its assets in debt securities that may be considered equivalent to owning cash because of their safety and liquidity. By taking a temporary defensive position, the Fund may not achieve its investment objectives.

WADDELL & REED ADVISORS INCOME FUND

The Fund's goal is to seek capital growth and income. The Fund seeks to achieve its goals by investing, during normal market conditions, primarily in a diversified portfolio of securities, typically the stocks of large, high-quality U.S. and foreign companies that are well known and have been consistently profitable. There is no guarantee that the Fund will achieve its goals.

When WRIMCO views stocks with high yields as less attractive than other common stocks, the Fund may hold lower-yielding common stocks because of their prospects for appreciation. When WRIMCO believes that the return on debt securities and preferred stocks is more attractive than the return on common stocks, or that a temporary defensive position is desirable, the Fund may seek to achieve its goals by investing up to all of its assets in debt securities (typically, investment grade) and preferred stocks. However, by taking a temporary defensive position, the Fund may not achieve its investment objectives.

WADDELL & REED ADVISORS RETIREMENT SHARES

The goal of this Fund is to provide the highest long-term total investment return as is, in WRIMCO's opinion, consistent with reasonable safety of capital. The Fund seeks to achieve its goal through a diversified portfolio under a fully managed investment policy. Under this approach, the Fund will invest substantially all of its assets in common stock and debt securities of U.S. and foreign issuers. The Fund may also invest in preferred stock and convertible securities. The Fund may invest varying proportions of its assets in all of these securities, depending on WRIMCO's analysis of what types of securities, or what proportions, are likely to achieve the Fund's goal. There is no guarantee that the Fund will achieve its goal.

Since the Fund's goal is long-term total investment return, WRIMCO does not attempt to make quick shifts between the types of securities to take advantage of what it considers to be short-term market or economic trends, but rather attempts to find investment opportunities based on its analysis of long-term prospects for capital growth, capital stability and income.

The Fund may invest a limited portion of its assets (no more than 10% of its total assets) in non-investment grade debt securities. Also, the Fund can invest, to a limited extent, in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or money market instruments. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS TAX-MANAGED EQUITY FUND

The goal of the Fund is long-term growth of capital while minimizing taxable gains and income to shareholders. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of U.S. companies that WRIMCO considers to be high in quality and attractive in their long-term investment potential. The Fund seeks stocks that are favorably priced in relation to their fundamental value and will, likely, grow over time.

The Fund attempts to achieve high after-tax returns for its shareholders by weighing investment considerations and tax considerations. The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains. The Fund seeks to achieve returns primarily in the form of price appreciation (not subject to current tax until shares are redeemed). There is no guarantee that the Fund will achieve its goal.

WRIMCO ordinarily uses one or more of the following strategies in its management of the Fund:

-  a long-term, low turnover approach to investing;

- an emphasis on lower-yielding securities to require distribution of little, if any, taxable income;

-  an attempt to avoid net realized short-term gains;

-  in the sale of portfolio securities, selection of the most tax-favored lots;
   and

- selective tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund will, under normal market conditions, invest at least 65% of its total assets in equity securities, primarily common stocks and securities convertible into common stocks. The Fund emphasizes growth stocks; however, it may also invest in value stocks. In addition to common stocks, and securities convertible into common stocks, the Fund may invest in preferred stocks and debt securities that are mostly of investment grade. The Fund may also buy foreign securities; however, it may not invest more than 25% of its total assets in foreign securities.

When WRIMCO believes that a temporary defensive position is desirable or necessary, the Fund may invest up to all of its assets in debt securities (including commercial paper or short-term U.S. Government securities) or preferred stocks, or both. By taking a temporary defensive position, the Fund may not achieve its investment objective.

ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its Statement of Additional Information ("SAI").

RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

Risks exist in any investment. Each Fund is subject to equity risk and other market risk, financial risk and, in some cases, prepayment risk.

- Market risk is the possibility of a change in the price of the security. The prices of common stocks and other equity securities generally fluctuate more than those of other investments. A Fund may lose a substantial part, or even all, of its investment in a company's stock. Growth stocks may experience greater price volatility than value stocks. To the extent a Fund invests in fixed income securities the price of a fixed income security may be affected by changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of a Fund will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

- Notwithstanding Tax-Managed Equity Fund's use of tax management investment strategies, this Fund may have taxable income and may realize taxable capital gains from time to time. In addition, investors purchasing Fund shares when the Fund has large accumulated capital gains could receive a significant part of the purchase price of their shares back as a taxable capital gain distribution. Over time, securities with unrealized gains may comprise a substantial portion of the Fund's assets. As well, state or Federal tax laws or regulations may be amended at any time which could include adverse changes to applicable tax rates or capital gains holding periods.

Certain types of each Fund's authorized investments and strategies (such as foreign securities, junk bonds and derivative instruments) involve special risks. Depending on how much a Fund invests or uses these strategies, these special risks may become significant. For example, foreign investments may subject a Fund to restrictions on receiving the investment proceeds from a foreign country, foreign taxes, and potential difficulties in enforcing contractual obligations, as well as fluctuations in foreign currency values and other developments that may adversely affect a foreign country. Junk bonds pose a greater risk of nonpayment of interest or principal than higher-rated bonds. Derivative instruments may expose a Fund to greater volatility than an investment in a more traditional stock, bond or other security.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

[GRAPHIC]
--------------------------------------------------------------------------------
YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES

CLASS A                      CLASS B                         CLASS C
--------------------------------------------------------------------------------------
Initial sales charge         No initial sales charge         No initial sales charge
--------------------------------------------------------------------------------------
No deferred sales charge(1)  Deferred sales charge on        A 1% deferred sales
                             shares you sell within six      charge on shares you
                             years after purchase            sell within twelve
                                                             months after purchase
--------------------------------------------------------------------------------------
Maximum distribution         Maximum distribution            Maximum distribution
and service (12b-1) fees     and service (12b-1) fees        and service (12b-1)
of 0.25%                     of 1.00%                        fees of 1.00%
--------------------------------------------------------------------------------------
For an investment of         Converts to Class A             Does not convert to
$2 million or more,          shares 8 years after the month  Class A shares, so
only Class A shares          in which the shares were        annual expenses do
are available                purchased, thus reducing        not decrease
                             future annual expenses
--------------------------------------------------------------------------------------
                             For an investment of $300,000
                             or more, your financial advisor
                             typically will recommend purchase
                             of Class A shares due to a reduced
                             sales charge and lower annual
                             expenses
======================================================================================

(1) A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

SIZE OF PURCHASE

                                                   SALES CHARGE   REALLOWANCE
                                                    AS APPROX.    TO DEALERS
                                     SALES CHARGE   PERCENT OF    AS PERCENT
                                     AS PERCENT OF    AMOUNT      OF OFFERING
                                    OFFERING PRICE   INVESTED        PRICE
--------------------------------------------------------------------------------
Under $100,000                           5.75%         6.10%         5.00%
--------------------------------------------------------------------------------
$100,000 to less than $200,000           4.75          4.99          4.00
--------------------------------------------------------------------------------
$200,000 to less than $300,000           3.50          3.63          2.80
--------------------------------------------------------------------------------
$300,000 to less than $500,000           2.50          2.56          2.00
--------------------------------------------------------------------------------
$500,000 to less than $1,000,000         1.50          1.52          1.20
--------------------------------------------------------------------------------
$1,000,000 to less than $2,000,000       1.00          1.01          0.75
--------------------------------------------------------------------------------
$2,000,000 and over                      0.00(1)       0.00(1)       0.50
================================================================================

(1) NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

Waddell & Reed, Inc. or its affiliate(s) may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to shares of the Funds purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:

- Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds, except Class A shares of Waddell & Reed Advisors Cash Management (formerly United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

-  Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

-  Certain retirement plans and certain trusts for these persons; and

- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions) and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares and any dividends and distributions paid on such shares automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

CONTINGENT DEFERRED SALES CHARGE
ON SHARES SOLD WITHIN YEAR              AS % OF AMOUNT SUBJECT TO CHARGE
      1                                                5.0%
----------------------------------------------------------------------------
      2                                                4.0%
----------------------------------------------------------------------------
      3                                                3.0%
----------------------------------------------------------------------------
      4                                                3.0%
----------------------------------------------------------------------------
      5                                                2.0%
----------------------------------------------------------------------------
      6                                                1.0%
----------------------------------------------------------------------------
      7+                                               0.0%
============================================================================

In the table, a "year" is a 12-month period. In applying the CDSC, all purchases are considered to have been made on the first day of the month in which the purchase was made.

For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000 will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.

CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.

- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.

-  the exercise of certain exchange privileges.

- redemptions effected pursuant to each Fund's right (other than Continental Income Fund) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500.

- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

-  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS

FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAS allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAS are established for the benefit of a minor, with nondeductible contributions, up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLAN) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST

FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

BUYING SHARES

YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                             Waddell & Reed, Inc.
                                P.O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

TO PURCHASE CLASS Y SHARES BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

-  All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or the W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Asset Strategy Fund and Tax-Managed Equity Fund do not issue certificates representing any class of shares.

- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS

FOR CLASS A, CLASS B AND CLASS C:
TO OPEN AN ACCOUNT                                                 $500 (per Fund)
------------------------------------------------------------------------------------
For certain exchanges                                              $100 (per Fund)
------------------------------------------------------------------------------------
For certain retirement accounts and accounts
opened with Automatic Investment Service                            $50 (per Fund)
------------------------------------------------------------------------------------
For certain retirement accounts and accounts opened
through payroll deductions for or by employees of
WRIMCO, Waddell & Reed, Inc. and their affiliates                   $25 (per Fund)
------------------------------------------------------------------------------------
TO ADD TO AN ACCOUNT                                                   Any amount
------------------------------------------------------------------------------------
For certain exchanges                                              $100 (per Fund)
------------------------------------------------------------------------------------
For Automatic Investment Service                                    $25 (per Fund)
------------------------------------------------------------------------------------
FOR CLASS Y:
TO OPEN AN ACCOUNT
------------------------------------------------------------------------------------
For a government entity or authority                                  $10 million
or for a corporation                                  (within first twelve months)
------------------------------------------------------------------------------------
For other investors                                                    Any amount
------------------------------------------------------------------------------------
TO ADD TO AN ACCOUNT                                                   Any amount
====================================================================================

ADDING TO YOUR ACCOUNT

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT BY WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

-  the name on the account registration;

-  the Fund's name;

-  the Fund account number;

-  the dollar amount or number, and the class, of shares to be redeemed; and

-  any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P.O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES BY TELEPHONE OR FAX: If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

-  If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, a Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.

SPECIAL REQUIREMENTS FOR SELLING SHARES

ACCOUNT TYPE               SPECIAL REQUIREMENTS
----------------------------------------------------------------------------------------
Individual or              The written instructions must be signed by all
Joint Tenant               persons required to sign for transactions, exactly as
                           their names appear on the account.
----------------------------------------------------------------------------------------
Sole Proprietorship        The written instructions must be signed by the
                           individual owner of the business.
----------------------------------------------------------------------------------------
UGMA, UTMA                 The custodian must sign the written instructions
                           indicating capacity as custodian.
----------------------------------------------------------------------------------------
Retirement Account         The written instructions must be signed by a properly
                           authorized person.
----------------------------------------------------------------------------------------
Trust                      The trustee must sign the written instructions
                           indicating capacity as trustee. If the trustee's name is
                           not in the account registration, provide a currently
                           certified copy of the trust document.
----------------------------------------------------------------------------------------
Business or Organization   At least one person authorized by corporate resolution
                           to act on the account must sign the written instructions.
----------------------------------------------------------------------------------------
Conservator, Guardian      The written instructions must be signed by the
or Other Fiduciary         person properly authorized by court order to act in the
                           particular fiduciary capacity.
========================================================================================

A Fund may require a signature guarantee in certain situations such as:

-  a redemption request made by a corporation, partnership or fiduciary;

-  a redemption request made by someone other than the owner of record; or

-  the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND (OTHER THAN CONTINENTAL INCOME FUND) RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares in your account if their aggregate NAV is less than $500. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.

Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

-  Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or

-  Request duplicate statements.

REPORTS

Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

-  year-to-date statements (quarterly)

-  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

REGULAR INVESTMENT PLANS

AUTOMATIC INVESTMENT SERVICE
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT


                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
------------------------------------------------------------------------

FUNDS PLUS SERVICE
TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND
WHETHER IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $100 (per Fund)                  Monthly
========================================================================

DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Asset Strategy Fund, Continental Income Fund, Income Fund and

Retirement Shares, quarterly in March, June, September and December; Tax-Managed Equity Fund, annually in December. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.

DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

TAXES

As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

[GRAPHIC]
--------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS


PORTFOLIO MANAGEMENT

Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Michael L. Avery is primarily responsible for the management of the equity portion of the Asset Strategy Fund. Mr. Avery has managed the equity portion of the Fund since January 1997. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Avery was Vice President of, and Director of Research for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Avery has served as the portfolio manager for investment companies managed by WRIMCO since February 1, 1994, has served as the Director of Research for WRIMCO and its predecessors since August 1987, and has been an employee of such since June 1981.

Daniel J. Vrabac is primarily responsible for the management of the fixed-income portion of the Asset Strategy Fund. Mr. Vrabac has managed the fixed-income portion of the Fund since January 1997. He is Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From May 1994 to March 1998, Mr. Vrabac was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Vrabac has been an employee of WRIMCO since May 1994.

Cynthia P. Prince-Fox is primarily responsible for the management of the Continental Income Fund and the Tax-Managed Equity Fund. Ms. Prince-Fox has held her Fund responsibilities for Continental Income Fund since February 1993, and for Tax-Managed Equity Fund since the inception of the Fund. She is Vice President of WRIMCO and Vice President of both Funds. From January 1993 to March 1998, Ms. Prince-Fox was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Ms. Prince-Fox is a Vice President and Portfolio Manager for Austin,

Calvert & Flavin, Inc., an affiliate of WRIMCO. Ms. Prince-Fox has served as the portfolio manager for investment companies managed by WRIMCO since January 1993. From 1983 to January 1993, Ms. Prince-Fox served as an investment analyst for WRIMCO and its predecessors.

James D. Wineland is primarily responsible for the management of the Income Fund. Mr. Wineland has held his Fund responsibilities since July 1, 1997. He is Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From March 1995 to March 1998, Mr. Wineland was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. Mr. Wineland has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since January 1988 and has been an employee of such since November 1984.

Charles W. Hooper, Jr. is primarily responsible for the management of Retirement Shares. Mr. Hooper has held his Fund responsibilities since April 1999. He is Vice President of WRIMCO and Vice President of the Fund. From August 1987 to December 1991, Mr. Hooper served as the portfolio manager for another investment company managed by WRIMCO. From October 1984 to December 1991, Mr. Hooper was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company. From December 1991 to July 1996, Mr. Hooper was a portfolio manager for Founders Asset Management Company, and from July 1996 to April 1999, Mr. Hooper was the Chief Investment Officer for Owen Joseph.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE

Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

for Asset Strategy Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.69%;

for Continental Income Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.66%;

for Income Fund, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, 0.55% of net assets over $3 billion and up to $6 billion, and 0.50% of net assets over $6 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.56%;

for Retirement Shares, 0.70% of net assets up to $1 billion, 0.65% of net assets over $1 billion and up to $2 billion, 0.60% of net assets over $2 billion and up to $3 billion, and 0.55% of net assets over $3 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended June 30, 1999 were 0.54%; and

for Tax-Managed Equity Fund, 0.65% of net assets up to $1 billion, 0.60% of net assets over $1 billion and up to $2 billion, 0.55% of net assets over $2 billion and up to $3 billion, and 0.50% of net assets over $3 billion.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

[GRAPHIC]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

[GRAPHIC]

--------------------------------------------------------------------------------
ASSET STRATEGY FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                  FOR THE             FOR THE FISCAL YEAR           FOR THE
                                 SIX MONTHS           ENDED SEPTEMBER 30,         PERIOD FROM
                                   ENDED     -----------------------------------  3/9/95(2) TO
                                  3/31/00       1999     1998     1997     1996      9/30/95
CLASS A PER-SHARE DATA
Net asset value,
beginning of period                $5.82       $5.78    $5.99    $5.24    $5.42      $5.00
--------------------------------------------------------------------------------------------
Income from investment
operations:
 Net investment
 income                             0.01        0.09     0.15     0.16     0.15       0.07

 Net realized and
 unrealized gain (loss)
 on investments                     1.83        0.29     0.28     0.74    (0.17)      0.40
--------------------------------------------------------------------------------------------
Total from investment
operations                          1.84        0.38     0.43     0.90    (0.02)      0.47
--------------------------------------------------------------------------------------------
Less distributions:
 From net investment
 income                            (0.01)      (0.10)   (0.17)   (0.15)   (0.15)     (0.05)
 From capital gains                (0.18)      (0.24)   (0.47)   (0.00)   (0.00)     (0.00)
 In excess of capital gains        (0.00)      (0.00)   (0.00)   (0.00)   (0.01)     (0.00)
--------------------------------------------------------------------------------------------
Total distributions                (0.19)      (0.34)   (0.64)   (0.15)   (0.16)     (0.05)
--------------------------------------------------------------------------------------------
Net asset value,
end of period                      $7.47       $5.82    $5.78    $5.99    $5.24      $5.42
CLASS A RATIOS/SUPPLEMENTAL DATA
Total return(3)                   32.45%       6.90%    7.89%   17.46%   -0.49%      9.42%

Net assets, end of period
(in millions)                        $67         $48      $33      $28      $32        $22

Ratio of expenses to
average net assets                 1.86%(4)    1.90%    1.62%    1.70%    1.68%      1.64%(4)

Ratio of net investment
income to average
net assets                         0.31%(4)    1.55%    2.45%    2.87%    2.93%      3.71%(4)

Portfolio turnover rate          111.62%     176.63%  230.09%  173.88%   91.06%      9.32%
============================================================================================

(1) ON SEPTEMBER 12, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
    SHARES.
(2) COMMENCEMENT OF OPERATIONS.
(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.
(4) ANNUALIZED.

--------------------------------------------------------------------------------
ASSET STRATEGY FUND

For a Class B share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/6/99(1) TO
                                                                 3/31/00
  CLASS B PER-SHARE DATA
  Net asset value, beginning of period                             $5.89
--------------------------------------------------------------------------------
  Income from investment operations:

    Net investment loss                                            (0.01)

    Net realized and unrealized gain on investments                 1.76
--------------------------------------------------------------------------------
  Total from investment operations                                  1.75
--------------------------------------------------------------------------------
  Less distributions:

    From net investment income                                     (0.01)

    From capital gains                                             (0.18)
--------------------------------------------------------------------------------
  Total distributions                                              (0.19)
--------------------------------------------------------------------------------
  Net asset value, end of period                                   $7.45

  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                     30.34%

  Net assets, end of period (in millions)                              $2

  Ratio of expenses to average net assets                            2.56%(2)

  Ratio of net investment loss to average net assets                -0.66%(2)

  Portfolio turnover rate                                          111.62%(3)
================================================================================

(1) COMMENCEMENT OF OPERATIONS.
(2) ANNUALIZED.
(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
ASSET STRATEGY FUND

For a Class C share outstanding throughout the period:

                                                                  FOR THE
                                                                PERIOD FROM
                                                               10/5/99(1) TO
                                                                  3/31/00
  CLASS C PER-SHARE DATA
  Net asset value, beginning of period                             $5.86
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                              0.00
   Net realized and unrealized gain on investments                  1.78
--------------------------------------------------------------------------------
  Total from investment operations                                  1.78
--------------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.01)
   From capital gains                                              (0.18)
--------------------------------------------------------------------------------
  Total distributions                                              (0.19)
--------------------------------------------------------------------------------
  Net asset value, end of period                                   $7.45

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                     31.01%
  Net assets, end of period (in millions)                             $1
  Ratio of expenses to average net assets                           2.44%(2)
  Ratio of net investment loss to average net assets               -0.50%(2)
  Portfolio turnover rate                                         111.62%(3)
================================================================================

(1) COMMENCEMENT OF OPERATIONS.
(2) ANNUALIZED.
(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
ASSET STRATEGY FUND

For a Class Y share outstanding throughout each period:

                                  FOR THE           FOR THE FISCAL YEAR              FOR THE
                                 SIX MONTHS          ENDED SEPTEMBER 30,           PERIOD FROM
                                   ENDED     -----------------------------------  9/27/95(1) TO
                                  3/31/00       1999    1998     1997      1996      9/30/95
  CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period               $5.83       $5.78    $5.99    $5.24    $5.42      $5.41
-----------------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income             0.02        0.12     0.16     0.17     0.16       0.00

   Net realized and
   unrealized gain (loss)
   on investments                    1.82        0.28     0.29     0.75    (0.17)      0.01
-----------------------------------------------------------------------------------------------
  Total from investment
  operations                         1.84        0.40     0.45     0.92    (0.01)      0.01
-----------------------------------------------------------------------------------------------
  Less distributions:

    From net investment
    income                          (0.02)      (0.11)   (0.19)   (0.17)   (0.16)     (0.00)

    From capital gains              (0.18)      (0.24)   (0.47)   (0.00)   (0.00)     (0.00)

    In excess of capital gains      (0.00)      (0.00)   (0.00)   (0.00)   (0.01)     (0.00)
-----------------------------------------------------------------------------------------------
  Total distributions               (0.20)      (0.35)   (0.66)   (0.17)   (0.17)     (0.00)
-----------------------------------------------------------------------------------------------
  Net asset value, end of
  period                            $7.47       $5.83    $5.78    $5.99    $5.24      $5.42

  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                     32.48%       7.35%    8.26%   17.93%   -0.21%      0.18%

  Net assets, end of
  period (000 omitted)               $395        $284     $243     $322     $330         $3

  Ratio of expenses
  to average net assets             1.60%(3)    1.49%    1.37%    1.28%    1.29%      0.00%

  Ratio of net investment
  income to average
  net assets                        0.56%(3)    1.96%    2.79%    3.29%    3.43%      0.00%

  Portfolio turnover rate         111.62%     176.63%  230.09%  173.88%   91.06%      9.32%(2)
===============================================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) RATE IS FOR THE PERIOD FROM MARCH 9, 1995 THROUGH SEPTEMBER 30, 1995.

(3) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
CONTINENTAL INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                                   FOR THE FISCAL YEAR
                                                      ENDED MARCH 31,
                                            -------------------------------------
                                            2000    1999    1998    1997    1996
  CLASS A PER-SHARE DATA
  Net asset value, beginning of period      $7.97   $8.32   $7.57   $8.00   $6.95
---------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                    0.18    0.33    0.24    0.24    0.24

    Net realized and unrealized gain
    on investments                           1.04    0.04    1.58    0.22    1.35
---------------------------------------------------------------------------------
  Total from investment operations           1.22    0.37    1.82    0.46    1.59
---------------------------------------------------------------------------------
  Less distributions:

    From net investment income              (0.18)  (0.32)  (0.24)  (0.24)  (0.23)

    From capital gains                      (0.81)  (0.40)  (0.83)  (0.65)  (0.31)
---------------------------------------------------------------------------------
  Total distributions                       (0.99)  (0.72)  (1.07)  (0.89)  (0.54)
---------------------------------------------------------------------------------
  Net asset value, end of period            $8.20   $7.97   $8.32   $7.57   $8.00

  CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)                          16.36%   3.38%  25.20%   5.88%  23.29%

  Net assets, end of period (in millions)    $597    $581    $599    $508    $502

  Ratio of expenses to average net assets   1.15%   0.99%   0.91%   0.93%   0.89%

  Ratio of net investment income to
  average net assets                        2.22%   2.69%   2.88%   3.01%   3.06%

  Portfolio turnover rate                  72.40%  50.68%  55.46%  40.29%  41.34%
=================================================================================

(1) ON AUGUST 29, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES. PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 200% STOCK DIVIDEND EFFECTED JUNE 26, 1998.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

--------------------------------------------------------------------------------
CONTINENTAL INCOME FUND

For a Class B share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/4/99(1) TO
                                                                 3/31/00
  CLASS B PER-SHARE DATA
  Net asset value, beginning of period                             $8.11
--------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                           0.05

    Net realized and unrealized gain on investments                 0.91
--------------------------------------------------------------------------------
  Total from investment operations                                  0.96
--------------------------------------------------------------------------------
  Less distributions:

    From net investment income                                     (0.06)

    From capital gains                                             (0.81)
--------------------------------------------------------------------------------

  Total distributions                                              (0.87)
--------------------------------------------------------------------------------
  Net asset value, end of period                                   $8.20


  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                    12.75%

  Net assets, end of period (in millions)                             $1

  Ratio of expenses to average net assets                          2.08%(2)

  Ratio of net investment income to average net assets             1.14%(2)

  Portfolio turnover rate                                         72.40%(2)
================================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

--------------------------------------------------------------------------------
CONTINENTAL INCOME FUND

For a Class C share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/4/99(1) TO
                                                                 3/31/00
  CLASS C PER-SHARE DATA
  Net asset value, beginning of period                             $8.09
--------------------------------------------------------------------------------
  Income from investment operations:

    Net investment income                                           0.05

    Net realized and unrealized gain on investments                 0.93
--------------------------------------------------------------------------------
  Total from investment operations                                  0.98
--------------------------------------------------------------------------------
  Less distributions:

    From net investment income                                     (0.06)

    From capital gains                                             (0.81)
--------------------------------------------------------------------------------
  Total distributions                                              (0.87)
--------------------------------------------------------------------------------
  Net asset value, end of period                                   $8.20

  CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                    12.98%

  Net assets, end of period (in thousands)                          $279

  Ratio of expenses to average net assets                          2.23%(2)

  Ratio of net investment income to average net assets             1.09%(2)

  Portfolio turnover rate                                         72.40%(2)
================================================================================

(1) COMMENCEMENT OF OPERATIONS.

(2) ANNUALIZED.

--------------------------------------------------------------------------------
CONTINENTAL INCOME FUND

For a Class Y share outstanding throughout each period(1):

                                                                     FOR THE
                             FOR THE FISCAL YEAR ENDED MARCH 31,  PERIOD FROM
                             -----------------------------------  1/4/96(2) TO
                                 2000    1999    1998    1997        3/31/96
  CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period           $7.97   $8.33   $7.57   $8.00         $7.78
--------------------------------------------------------------------------------
  Income from investment
  operations:

    Net investment income        0.21    0.07    0.26    0.26          0.03

    Net realized and
    unrealized gain
    on investments               1.03    0.32    1.58    0.21          0.25
--------------------------------------------------------------------------------
  Total from investment
  operations                     1.24    0.39    1.84    0.47          0.28
--------------------------------------------------------------------------------
  Less distributions:

   From net investment
   income                       (0.20)  (0.35)  (0.26)  (0.26)        (0.06)

   From capital gains           (0.81)  (0.40)  (0.82)  (0.64)        (0.00)
--------------------------------------------------------------------------------
  Total distributions           (1.01)  (0.75)  (1.08)  (0.90)        (0.06)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                 $8.20   $7.97   $8.33   $7.57         $8.00

  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                 16.72%   3.58%  25.43%   6.07%         3.53%

  Net assets, end of
  period (in millions)             $1      $1     $11      $6            $6

  Ratio of expenses
  to average net assets         0.86%   0.81%   0.75%   0.75%         0.80%(3)

  Ratio of net
  investment income
  to average net
  assets                        2.50%   3.32%   3.01%   3.20%         3.35%(3)

  Portfolio turnover rate      72.40%  50.68%  55.46%  40.29%        41.34%(3)
================================================================================

(1) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 200% STOCK DIVIDEND EFFECTED JUNE 26, 1998.

(2) COMMENCEMENT OF OPERATIONS.

(3) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                        FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                      ------------------------------------------
                                       1999     1998     1997     1996     1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period                  $7.52    $7.59    $6.58    $5.79    $4.67
--------------------------------------------------------------------------------
  Income from investment
  operations:

    Net investment income               0.08     0.20     0.06     0.07     0.07

    Net realized and unrealized gain
    on investments                      1.13     1.66     1.73     1.10     1.30
--------------------------------------------------------------------------------
  Total from investment operations      1.21     1.86     1.79     1.17     1.37
--------------------------------------------------------------------------------
  Less distributions:

   From net investment income          (0.08)   (0.19)   (0.06)   (0.06)   (0.07)

   From capital gains                  (0.52)   (1.74)   (0.72)   (0.32)   (0.18)
--------------------------------------------------------------------------------
  Total distributions                  (0.60)   (1.93)   (0.78)   (0.38)   (0.25)
--------------------------------------------------------------------------------
  Net asset value, end of period       $8.13    $7.52    $7.59    $6.58    $5.79

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)                     16.41%   24.02%   27.34%   20.36%   29.60%

  Net assets, end of
  period (in millions)                $8,102   $7,368   $6,196   $4,851   $3,976

  Ratio of expenses to
  average net assets                   0.94%    0.89%    0.84%    0.86%    0.83%

  Ratio of net investment
  income to average net assets         0.94%    1.11%    0.74%    1.03%    1.31%

  Portfolio turnover rate             53.79%   49.29%   33.59%   22.24%   17.59%
================================================================================

(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES. PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 400% STOCK DIVIDEND EFFECTED JUNE 26, 1998.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
INCOME FUND

For a Class B share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/4/99(1) TO
                                                                12/31/99
  CLASS B PER-SHARE DATA
  Net asset value, beginning of period                             $7.77
-----------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                             (0.00)
   Net realized and unrealized gain on investments                  0.88
-----------------------------------------------------------------------------
  Total from investment operations                                  0.88
-----------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.00)
   From capital gains                                              (0.52)
-----------------------------------------------------------------------------
  Total distributions                                              (0.52)
-----------------------------------------------------------------------------
  Net asset value, end of period                                   $8.13
  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                     11.53%
  Net assets, end of period (in millions)                            $13
  Ratio of expenses to average net assets                          2.18%(2)
  Ratio of net investment loss to average net assets              -0.59%(2)
  Portfolio turnover rate                                         53.79%(2)
=============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

------------------------------------------------------------------------------
INCOME FUND

For a Class C share outstanding throughout the period:

                                                                 FOR THE
                                                               PERIOD FROM
                                                              10/4/99(1)TO
                                                                12/31/99
  CLASS C PER-SHARE DATA
  Net asset value, beginning of period                             $7.77
-----------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                             (0.00)
   Net realized and unrealized gain on investments                  0.88
-----------------------------------------------------------------------------
  Total from investment operations                                  0.88
-----------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.00)
   From capital gains                                              (0.52)
-----------------------------------------------------------------------------
  Total distributions                                              (0.52)
-----------------------------------------------------------------------------
  Net asset value, end of period                                   $8.13
  CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                     11.53%
  Net assets, end of period (in millions)                             $1
  Ratio of expenses to average net assets                           2.23%(2)
  Ratio of net investment loss to average net assets               -0.63%(2)
  Portfolio turnover rate                                          53.79%(2)
=============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

------------------------------------------------------------------------------
INCOME FUND

For a Class Y share outstanding throughout each period(1):

                                                                                    FOR THE
                                   FOR THE FISCAL YEAR ENDED DECEMBER 31,         PERIOD FROM
                                --------------------------------------------     6/19/95(2) TO
                                   1999       1998        1997       1996          12/31/95
  CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period             $7.52      $7.59       $6.58      $5.79           $5.55
------------------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income           0.10       0.24        0.07       0.07            0.04
   Net realized and
   unrealized gain
   on investments                  1.13       1.66        1.73       1.11            0.42
------------------------------------------------------------------------------------------------
  Total from investment
  operations                       1.23       1.90        1.80       1.18            0.46
------------------------------------------------------------------------------------------------
  Less distributions:
   From net investment
   income                         (0.10)     (0.23)      (0.07)     (0.07)          (0.04)
   From capital gains             (0.52)     (1.74)      (0.72)     (0.32)          (0.18)
------------------------------------------------------------------------------------------------
  Total distributions             (0.62)     (1.97)      (0.79)     (0.39)          (0.22)
------------------------------------------------------------------------------------------------
  Net asset value,
  end of period                   $8.13      $7.52       $7.59      $6.58           $5.79
  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                    16.67%     24.27%      27.49%     20.53%           8.45%
  Net assets, end of
  period (in millions)             $283       $399        $299       $151            $107
  Ratio of expenses to
  average net assets               0.73%      0.71%       0.72%      0.73%           0.74%(3)
  Ratio of net investment
  income to average
  net assets                       1.18%      1.29%       0.85%      1.17%           1.36%(3)
  Portfolio turnover rate         53.79%     49.29%      33.59%     22.24%          17.59%(3)
================================================================================================

(1) PER-SHARE AMOUNTS HAVE BEEN ADJUSTED RETROACTIVELY TO REFLECT THE 400% STOCK DIVIDEND EFFECTED JUNE 26, 1998.
(2)  COMMENCEMENT OF OPERATIONS.
(3)  ANNUALIZED.

[GRAPHIC]
------------------------------------------------------------------------------
RETIREMENT SHARES

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999, and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.

For a Class A share outstanding throughout each period(1):

                                         FOR THE
                                        SIX MONTHS         FOR THE FISCAL YEAR ENDED JUNE 30,
                                          ENDED      ----------------------------------------------
                                         12/31/99       1999     1998     1997     1996     1995
  CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period                     $9.84        $9.28    $9.14    $8.72    $8.26    $7.64
----------------------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income                   0.03         0.19     0.24     0.27     0.26     0.24
   Net realized and unrealized
   gain on investments                     2.82         0.92     0.99     1.08     0.94     0.86
----------------------------------------------------------------------------------------------------
  Total from investment
  operations                               2.85         1.11     1.23     1.35     1.20     1.10
----------------------------------------------------------------------------------------------------
  Less distributions:
   From net investment income             (0.04)       (0.18)   (0.25)   (0.27)   (0.27)   (0.22)
   From capital gains                     (1.71)       (0.37)   (0.84)   (0.66)   (0.47)   (0.26)
----------------------------------------------------------------------------------------------------
  Total distributions                     (1.75)       (0.55)   (1.09)   (0.93)   (0.74)   (0.48)
----------------------------------------------------------------------------------------------------
  Net asset value, end of period         $10.94        $9.84    $9.28    $9.14    $8.72    $8.26
  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)                         30.10%       12.75%   14.45%   16.70%   14.93%   15.07%
  Net assets, end of
  period (in millions)                   $1,183         $890     $825     $716     $607     $528
  Ratio of expenses to
  average net assets                       1.10%(3)     0.99%    0.93%    0.92%    0.89%    0.89%
  Ratio of net investment
  income to average net assets             0.56%(3)     2.04%    2.57%    3.12%    3.01%    3.04%
  Portfolio turnover rate                152.04%      122.58%   53.52%   39.55%   42.05%   48.62%
====================================================================================================

(1)  ON OCTOBER 7, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2)  TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD
     DEDUCTED ON AN INITIAL PURCHASE.
(3)  ANNUALIZED.

------------------------------------------------------------------------------

RETIREMENT SHARES

For a Class B share outstanding throughout the period:

                                                                  FOR THE
                                                                PERIOD FROM
                                                               10/4/99(1) TO
                                                                 12/31/99
  CLASS B PER-SHARE DATA
  Net asset value, beginning of period                            $10.12
-----------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                             (0.01)
   Net realized and unrealized gain on investments                  2.53
-----------------------------------------------------------------------------
  Total from investment operations                                  2.52
-----------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.00)
   From capital gains                                              (1.71)
-----------------------------------------------------------------------------
  Total distributions                                              (1.71)
-----------------------------------------------------------------------------
  Net asset value, end of period                                  $10.93
  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                     25.95%
  Net assets, end of period (in millions)                             $6
  Ratio of expenses to average net assets                           2.24%(2)
  Ratio of net investment loss to average net assets               -0.86%(2)
  Portfolio turnover rate                                         152.04%(3)
=============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.
(3)  FOR THE SIX MONTHS ENDED DECEMBER 31, 1999.

------------------------------------------------------------------------------
RETIREMENT SHARES

For a Class C share outstanding throughout the period:

                                                                  FOR THE
                                                                PERIOD FROM
                                                               10/4/99(1) TO
                                                                 12/31/99
  CLASS C PER-SHARE DATA
  Net asset value, beginning of period                            $10.12
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment loss                                             (0.01)
   Net realized and unrealized gain on investments                  2.53
----------------------------------------------------------------------------
  Total from investment operations                                  2.52
----------------------------------------------------------------------------
  Less distributions:
   From net investment income                                      (0.00)
   From capital gains                                              (1.71)
----------------------------------------------------------------------------
  Total distributions                                              (1.71)
----------------------------------------------------------------------------
  Net asset value, end of period                                  $10.93
  CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                     25.95%
  Net assets, end of period (in millions)                             $1
  Ratio of expenses to average net assets                           2.29%(2)
  Ratio of net investment loss to average net assets               -0.92%(2)
  Portfolio turnover rate                                         152.04%(3)
============================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.
(3)  FOR THE SIX MONTHS ENDED DECEMBER 31, 1999.

------------------------------------------------------------------------------
RETIREMENT SHARES

For a Class Y share outstanding throughout each period:

                                   FOR THE          FOR THE FISCAL YEAR           FOR THE
                                 SIX MONTHS           ENDED JUNE 30,            PERIOD FROM
                                    ENDED      ----------------------------    2/27/96(1) TO
                                  12/31/99       1999      1998      1997         6/30/96
  CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period              $9.85        $9.28     $9.14     $8.72           $8.68
-----------------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income            0.06         0.20      0.25      0.29            0.10
   Net realized and
   unrealized gain
   on investments                   2.80         0.94      0.99      1.07            0.06
-----------------------------------------------------------------------------------------------
  Total from investment
  operations                        2.86         1.14      1.24      1.36            0.16
-----------------------------------------------------------------------------------------------
  Less distributions:
   From net investment income      (0.06)       (0.20)    (0.26)    (0.28)          (0.12)
   From capital gains              (1.71)       (0.37)    (0.84)    (0.66)          (0.00)
-----------------------------------------------------------------------------------------------
  Total distributions              (1.77)       (0.57)    (1.10)    (0.94)          (0.12)
-----------------------------------------------------------------------------------------------
  Net asset value,
  end of period                   $10.94        $9.85     $9.28     $9.14           $8.72
  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                     30.16%       13.11%    14.62%    16.87%           1.91%
  Net assets, end of period
  (in millions)                      $10           $3        $3        $3              $2
  Ratio of expenses
  to average net assets             0.90%(2)     0.75%     0.79%     0.78%           0.71%(2)
  Ratio of net investment
  income to average
  net assets                        0.74%(2)     2.32%     2.71%     3.28%           3.36%(2)
  Portfolio turnover rate         152.04%      122.58%    53.52%    39.55%          42.05%(2)
===============================================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

       This space is intended for your notes and calculations.

       This space is intended for your notes and calculations.

       This space is intended for your notes and calculations.

       This space is intended for your notes and calculations.

       This space is intended for your notes and calculations.

[GRAPHIC]
------------------------------------------------------------------------------
WADDELL & REED ADVISORS FUNDS

CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C.  20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

[GRAPHIC]
------------------------------------------------------------------------------
WADDELL & REED ADVISORS FUNDS

You can get more information about each Fund in its --

 - STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

 - ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

The Funds' SEC file numbers are as follows:
   Waddell & Reed Advisors Asset Strategy Fund, Inc.: 811-7217 Waddell & Reed Advisors Continental Income Fund, Inc.: 811-2008 Waddell & Reed Advisors Funds, Inc. Income Fund: 811-2552 Waddell & Reed Advisors Retirement Shares, Inc.: 811-2263 Waddell & Reed Advisors Tax-Managed Equity Fund, Inc.: 811-9789

                                            Waddell & Reed, Inc.
                                            6300 Lamar Avenue P. O. Box 29217
[LOGO] WADDELL & REED                       Shawnee Mission, Kansas 66201-9217
FINANCIAL SERVICES-Registered Trademark-    913-236-2000
                                            888-WADDELL

                                                          PROSPECTUS
                                                       JUNE 30, 2000
   WADDELL & REED ADVISORS FUNDS
                                                      FIXED INCOME &
                                                  MONEY MARKET FUNDS

                                                           Bond Fund  [GRAPHIC]

                                          Government Securities Fund

                                                    High Income Fund

                                                 High Income Fund II

                                                 Municipal Bond Fund  [GRAPHIC]

                                          Municipal High Income Fund

                                                     Cash Management



THE SECURITIES AND EXCHANGE COMMISSION
HAS NOT APPROVED OR DISAPPROVED THE                                   [LOGO]
FUNDS' SECURITIES, OR DETERMINED
WHETHER THIS PROSPECTUS IS ACCURATE OR
ADEQUATE. IT IS A CRIMINAL OFFENSE
TO STATE OTHERWISE.

CONTENTS
[GRAPHIC]

     3   An Overview of the Funds
     3   Bond Fund
     9   Government Securities Fund
    14   High Income Fund
    14   High Income Fund II
    24   Municipal Bond Fund
    30   Municipal High Income Fund
    37   Cash Management
    42   The Investment Principles of the Funds
    52   Your Account
    75   The Management of the Funds
    78   Financial Highlights

-------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND
[GRAPHIC] GOAL


WADDELL & REED ADVISORS
BOND FUND

(FORMERLY UNITED BOND FUND) SEEKS A REASONABLE RETURN WITH EMPHASIS ON PRESERVATION OF CAPITAL.



PRINCIPAL STRATEGIES
Bond Fund seeks to achieve its goal by investing primarily in domestic debt securities usually of investment grade (rated BBB and higher by Standard & Poor's ("S&P") and Baa and higher by Moody's Investors Service, Inc. ("MIS")). The Fund has no limitations regarding the maturity duration or dollar weighted average of its holdings. In selecting the debt securities for the Fund's portfolio, Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager, considers yield and relative safety and, in the case of convertible securities, the possibility of capital growth. The Fund can invest in securities of companies of any size.


In selecting debt securities for the Fund, WRIMCO may look at many factors. These include the issuer's past, present and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

As well, WRIMCO considers the maturity of the obligation and the size or nature of the bond issue.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a holding if the issuer's financial strength weakens and/or the yield and relative safety of the security declines. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:



-  prepayment of higher-yielding bonds held by the Fund;



- the earnings performance, credit quality and other conditions of the companies whose securities the Fund holds;


-  changes in the maturities of bonds owned by the Fund;

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio; and

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST


Bond Fund is designed for investors who primarily seek current income while also seeking to preserve investment principal. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
-------------------------------------------------------------------------------
PERFORMANCE

BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.


[CHART]
CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90       '91      '92      '93     '94     '95      '96      '97      '98      '99
----------------------------------------------------------------------------------------
4.24%    17.76%   7.84%   13.19%   -5.76%  20.50%   3.20%    9.77%    7.27%    -1.08%
========================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 7.11% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.37% (THE FIRST QUARTER OF 1997). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.32%.

AVERAGE ANNUAL TOTAL RETURNS




  AS OF DECEMBER 31, 1999 (%)     1 YEAR      5 YEARS    10 YEARS   LIFE OF CLASS(1)
------------------------------------------------------------------------------------
  CLASS A SHARES OF BOND FUND     -6.77%      6.42%       6.84%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%
------------------------------------------------------------------------------------
  CLASS B SHARES OF BOND FUND                                        -4.64%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS C SHARES OF BOND FUND                                        -0.86%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%      -0.16%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%      -0.45%
------------------------------------------------------------------------------------
  CLASS Y SHARES OF BOND FUND     -0.81%                              5.93%
------------------------------------------------------------------------------------
  Salomon Brothers Broad
  Investment Grade Index          -0.83%      7.74%       7.75%       6.04%
------------------------------------------------------------------------------------
  Lipper Corporate Debt Funds
  A-Rated Universe Average        -2.61%      6.90%       7.30%       5.09%
------------------------------------------------------------------------------------



THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.



(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES, SEPTEMBER 9, 1999 FOR CLASS C SHARES AND JUNE 19, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM SEPTEMBER 30, 1999, SEPTEMBER 30, 1999, AND JUNE 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES


BOND FUND


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:





  SHAREHOLDER FEES

  (FEES PAID DIRECTLY FROM     CLASS A     CLASS B     CLASS C    CLASS Y
  YOUR INVESTMENT)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE
  (LOAD) IMPOSED ON
  PURCHASES (AS A PERCENTAGE
  OF OFFERING PRICE)            5.75%     None        None       None
--------------------------------------------------------------------------------

  MAXIMUM DEFERRED
  SALES CHARGE (LOAD)(1)
  (AS A PERCENTAGE OF LESSER
  OF AMOUNT INVESTED OR
  REDEMPTION VALUE)            None(2)      5%         1%        None
================================================================================


  ANNUAL FUND OPERATING EXPENSES(3)

  (EXPENSES THAT ARE DEDUCTED  CLASS A     CLASS B     CLASS C    CLASS Y
  FROM FUND ASSETS)            SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------

  MANAGEMENT FEES              0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------

  DISTRIBUTION AND SERVICE
  (12b-1) FEES                 0.25%      1.00%       1.00%       None
--------------------------------------------------------------------------------

  OTHER EXPENSES               0.23%      0.39%       0.48%       0.21%
--------------------------------------------------------------------------------

  TOTAL ANNUAL FUND
  OPERATING EXPENSES           1.00%      1.91%       2.00%       0.73%
================================================================================



(1) THE CONTINGENT DEFERRED SALES CHARGE ("CDSC"), WHICH IS IMPOSED ON
    THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

--------------------------------------------------------------------------------
  EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



--------------------------------------------------------------------------------
  IF SHARES ARE REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $594       $901       $1,134     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $303       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906

--------------------------------------------------------------------------------
  IF SHARES ARE NOT REDEEMED
  AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------

  Class A Shares               $671       $875       $1,096     $1,729
--------------------------------------------------------------------------------

  Class B Shares               $194       $601       $1,034     $1,998(1)
--------------------------------------------------------------------------------

  Class C Shares               $203       $626       $1,076     $2,324
--------------------------------------------------------------------------------

  Class Y Shares              $  75       $233      $   406    $   906
================================================================================



(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

GOVERNMENT SECURITIES FUND

(FORMERLY UNITED GOVERNMENT SECURITIES FUND) SEEKS AS HIGH A CURRENT INCOME AS IS CONSISTENT WITH SAFETY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Government Securities Fund seeks to achieve its goal by investing exclusively in debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"). The Fund invests in a diversified portfolio of U.S. Government securities, including treasury issues and mortgage-backed securities. The Fund has no limitations on the range of maturities of the debt securities in which it may invest.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Government Securities Fund owns different types of fixed-income instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

-  prepayment of higher-yielding bonds and mortgage-backed securities; and

-  WRIMCO's skill in evaluating and selecting securities for the Fund.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As well, not all U.S. Government securities are backed by the full faith and credit of the United States.

WHO MAY WANT TO INVEST

Government Securities Fund is designed for investors who seek current income and the relative security of investing in U.S. Government securities. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

GOVERNMENT SECURITIES FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
--------------------------------------------------------------------------------------------------------
7.27%      16.07%     7.54%      9.99%      -3.88%     19.30%     1.77%      9.16%      7.49%      -0.64%
========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 6.81% (THE THIRD QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -3.32% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 2.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
GOVERNMENT SECURITIES FUND           -4.86%     6.27%       6.76%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
GOVERNMENT SECURITIES FUND                                               -5.09%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
GOVERNMENT SECURITIES FUND                                               -0.87%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%        -0.52%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%        -0.82%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
GOVERNMENT SECURITIES FUND           -0.28%                               5.73%
-----------------------------------------------------------------------------------------
Salomon Brothers Treasury/
Government Sponsored/
Mortgage Bond Index                  -0.59%     7.66%       7.64%         5.96%
-----------------------------------------------------------------------------------------
Lipper General U. S.
Government Funds
Universe Average                     -3.02%     6.50%       6.63%         4.69%
=========================================================================================


THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 8, 1999 FOR CLASS C SHARES AND SEPTEMBER 27, 1995 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, PERFORMANCE OF THE INDEX IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND SEPTEMBER 30, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

GOVERNMENT SECURITIES FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                4.25%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)       5%          1%       None
------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.50%       0.50%       0.50%      0.50%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------

OTHER EXPENSES                    0.40%       0.40%       0.60%      0.30%
------------------------------------------------------------------------------

TOTAL ANNUAL FUND
OPERATING EXPENSES                1.15%       1.90%       2.10%      0.80%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $593       $897       $1,126      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $313       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990

------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $537       $775       $1,031      $1,763
------------------------------------------------------------------------------

Class B Shares               $193       $597       $1,026      $2,025(1)
------------------------------------------------------------------------------

Class C Shares               $213       $658       $1,129      $2,431
------------------------------------------------------------------------------

Class Y Shares               $ 82       $255       $  444      $  990
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------

AN OVERVIEW OF THE FUNDS

[GRAPHIC]

WADDELL & REED ADVISORS HIGH INCOME FUND
WADDELL & REED ADVISORS HIGH INCOME FUND II


(FORMERLY UNITED HIGH INCOME FUND AND UNITED HIGH INCOME FUND II) SEEK, AS A PRIMARY GOAL, A HIGH LEVEL OF CURRENT INCOME. AS A SECONDARY GOAL, THE FUNDS SEEK CAPITAL GROWTH WHEN CONSISTENT WITH THEIR PRIMARY GOAL.

PRINCIPAL STRATEGIES

High Income Fund and High Income Fund II seek to achieve their goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed-income securities the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. The Funds can invest in companies of any size. The Funds invest primarily in the lower quality bonds, commonly called junk bonds, that are rated BB and below by S&P or Ba and below by MIS or, if unrated, deemed by WRIMCO to be of comparable quality. The Funds may invest an unlimited amount of their respective total assets in junk bonds. As well, the Funds may invest in bonds of any maturity.

The Funds may each invest up to 20% of their respective total assets in common stock in order to seek capital growth. The Funds will emphasize a blend of value and growth in their selection of common stock. Value stocks are those whose earnings WRIMCO believes are currently selling below their true worth. Growth stocks are those whose earnings WRIMCO believes are likely to grow faster than the economy.

WRIMCO may look at a number of factors in selecting securities for the Funds. These include an issuer's past, current and estimated future:

-  financial strength;

-  cash flow;

-  management;

-  borrowing requirements; and

-  responsiveness to changes in interest rates and business conditions.

In general, in determining whether to sell a debt security, WRIMCO uses the same type of analysis that it uses in buying debt securities. For example,

WRIMCO may sell a holding if the issuer's financial strength declines to an unacceptable level or management of the company weakens. As well, WRIMCO may choose to sell an equity security if the issuer's growth potential has diminished. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Because High Income Fund and High Income Fund II own different types of securities, a variety of factors can affect their investment performance, such as:

- the earnings performance, credit quality and other conditions of the companies whose securities the Funds hold;

- the susceptibility of junk bonds to greater risks of non-payment or default, price volatility and lack of liquidity compared to higher-rated bonds;

- an increase in interest rates, which may cause the value of a bond held by either Fund, especially bonds with longer maturities, to decline;

-  changes in the maturities of bonds owned by the Funds;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Funds' holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Funds' portfolios.

Market risk for small or medium sized companies may be greater than that for large companies. For example, smaller companies may have limited financial resources, limited product lines or inexperienced management.

As with any mutual fund, the value of each Fund's shares will change, and you could lose money on your investment. An investment in each Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

High Income Fund and High Income Fund II are designed for investors who primarily seek a level of current income that is higher than is normally available with securities in the higher rated categories and, secondarily, seek capital growth where consistent with the goal of income. The Funds are not suitable for all investors. You should consider whether either Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-14.97%     37.45%     16.33%     17.69%     -3.66%     17.80%     11.88%     14.32%     3.88%      2.92%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 12.12% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -7.59% (THE THIRD QUARTER OF 1990). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.73%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND                     -3.00%      8.71%       8.93%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND                                                         -2.38%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND                                                          1.62%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND                      3.15%                               8.17%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.34%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.57%
-----------------------------------------------------------------------------------------
Lipper High Current Yield Funds
Universe Average                      4.53%      8.84%      10.03%        7.02%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE SALOMON BROTHERS HIGH YIELD MARKET INDEX WILL REPLACE THE SALOMON BROTHERS HIGH YIELD COMPOSITE INDEX. WRIMCO BELIEVES THAT THE NEW INDEX PROVIDES A MORE ACCURATE BASIS FOR COMPARING THE FUND'S PERFORMANCE TO THE TYPES OF SECURITIES IN WHICH THE FUND INVESTS. BOTH INDEXES ARE PRESENTED FOR COMPARISON PURPOSES. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 4, 1999 FOR CLASS B SHARES, OCTOBER 4, 1999 FOR CLASS C SHARES AND JANUARY 4, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1995, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM         CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)                 SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                5.75%       None        None       None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                 None(2)        5%          1%      None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED      CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)                SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                   0.61%       0.61%       0.61%      0.61%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                      0.25%       1.00%       1.00%      None
------------------------------------------------------------------------------
OTHER EXPENSES                    0.20%       0.38%       0.31%      0.20%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                1.06%       1.99%       1.92%      0.81%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.


(3) MANAGEMENT FEES AND TOTAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES # OF THE FUND FOR THE FISCAL YEAR ENDED MARCH 31, 2000. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $602       $924       $1,173      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $295       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $677       $893       $1,126      $1,795
------------------------------------------------------------------------------
Class B Shares               $202       $624       $1,073      $2,074(1)
------------------------------------------------------------------------------
Class C Shares               $195       $603       $1,037      $2,243
------------------------------------------------------------------------------
Class Y Shares               $ 83       $259       $  450      $1,002
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

HIGH INCOME FUND II

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

'90        '91        '92        '93        '94        '95        '96        '97        '98        '99
----------------------------------------------------------------------------------------------------------
-5.29%     31.31%     15.23%     17.39%     -4.07%     16.88%     11.93%     14.97%     2.69%      1.45%
==========================================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 11.52% (THE FIRST QUARTER OF 1991) AND THE LOWEST QUARTERLY RETURN WAS -5.76% (THE THIRD QUARTER OF 1998). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS -1.91%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)          1 YEAR     5 YEARS     10 YEARS     LIFE OF CLASS(1)
-----------------------------------------------------------------------------------------
CLASS A SHARES OF
HIGH INCOME FUND II                  -4.38%      8.11%       9.10%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%
-----------------------------------------------------------------------------------------
CLASS B SHARES OF
HIGH INCOME FUND II                                                      -2.55%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS C SHARES OF
HIGH INCOME FUND II                                                       1.45%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        2.42%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        2.70%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        2.78%
-----------------------------------------------------------------------------------------
CLASS Y SHARES OF
HIGH INCOME FUND II                   1.76%                               7.36%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Market Index                          1.73%      9.71%      10.94%        7.08%
-----------------------------------------------------------------------------------------
Salomon Brothers High Yield
Composite Index                       1.24%     10.39%      11.35%        7.41%
-----------------------------------------------------------------------------------------
Lipper High Current Yield
Funds Universe Average                4.53%      8.84%      10.03%        6.48%
=========================================================================================


THE INDEXES SHOWN ARE BROAD-BASED, SECURITIES MARKET INDEXES THAT ARE UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOALS OF THE FUND.


(1) SINCE OCTOBER 6, 1999 FOR CLASS B SHARES, OCTOBER 6, 1999 FOR CLASS C SHARES AND FEBRUARY 27, 1996 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEXES (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999, AND FEBRUARY 29, 1996, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

HIGH INCOME FUND II

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             5.75%       None        None        None
------------------------------------------------------------------------------

MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)              None(2)        5%          1%       None
==============================================================================
ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
------------------------------------------------------------------------------
MANAGEMENT FEES                0.63%       0.63%       0.63%       0.63%
------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.25%       1.00%       1.00%       None
------------------------------------------------------------------------------
OTHER EXPENSES                 0.25%       0.25%       0.25%       0.21%
------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             1.13%       1.88%       1.88%       0.84%
==============================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.

(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR.
    ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $590       $889       $1,114      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $290       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:           1 YEAR     3 YEARS     5 YEARS    10 YEARS
------------------------------------------------------------------------------
Class A Shares               $683       $912       $1,159      $1,865
------------------------------------------------------------------------------
Class B Shares               $190       $589       $1,014      $1,998(1)
------------------------------------------------------------------------------
Class C Shares               $190       $589       $1,014      $2,196
------------------------------------------------------------------------------
Class Y Shares               $ 85       $267       $  463      $1,031
==============================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]


WADDELL & REED ADVISORS

MUNICIPAL BOND FUND

(FORMERLY UNITED MUNICIPAL BOND FUND) SEEKS TO PROVIDE INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal Bond Fund seeks to achieve its goal by investing primarily in tax-exempt municipal bonds, mainly of investment grade. The Fund may invest in bonds of any maturity. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. However, a significant portion of the Fund's municipal bond interest may be subject to the Federal alternative minimum tax ("AMT").

The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include certain private activity bonds ("PABs") and industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO, the Fund's investment manager, may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal Bond Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- changes in the maturities of bonds owned by the Fund;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal Bond Fund is designed for investors seeking current income that is primarily free from Federal income tax, through a diversified portfolio. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL BOND FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS

AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  5.63%  13.15%   9.53%  14.30%  -7.14%  20.17%   4.12%  10.23%   5.20%  -5.50%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.87% (THE FIRST QUARTER OF 1995) AND THE LOWEST QUARTERLY RETURN WAS -6.48% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 3.19%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL BOND FUND           -9.52%      5.60%       6.23%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL BOND FUND                                              -6.88%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL BOND FUND                                              -3.05%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -0.03%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL BOND FUND           -5.42%                             -5.41%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                    -2.07%      6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper General Municipal
Debt Funds Universe Average   -4.16%      6.06%       6.14%      -4.63%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL BOND FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A     CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%       None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)       5%          1%        None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A     CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES      SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.51%       0.51%       0.51%      0.51%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%       1.00%       1.00%      None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.11%       0.11%       0.11%      0.24%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.85%       1.62%       1.62%      0.75%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $565       $811        $981       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $265       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $508       $685        $876       $1,429
--------------------------------------------------------------------------------
Class B Shares                 $165       $511        $881       $1,715(1)
--------------------------------------------------------------------------------
Class C Shares                 $165       $511        $881       $1,922
--------------------------------------------------------------------------------
Class Y Shares                 $ 77       $240        $417       $  930
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

MUNICIPAL HIGH INCOME FUND

(FORMERLY UNITED MUNICIPAL HIGH INCOME FUND) SEEKS TO PROVIDE A HIGH LEVEL OF INCOME THAT IS NOT SUBJECT TO FEDERAL INCOME TAX.

PRINCIPAL STRATEGY

Municipal High Income Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds. These bonds are rated primarily in the lower tier of investment grade (BBB by S&P and Baa by MIS) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by MIS), or, if unrated, judged by WRIMCO to be of similar quality.

"Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund diversifies its holdings among two main types of municipal bonds:

- general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

- revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds, IDBs and PABs finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

- the security's current coupon;

- the maturity of the security;

- the relative value of the security;

- the creditworthiness of the particular issuer or of the private company involved; and

- the structure of the security, including whether it has a put or a call feature.

In general, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in IDBs and PABs in general, revenue bonds payable from similar projects and municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with remaining maturities of 10 to 30 years.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Municipal High Income Fund owns different types of securities, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which may cause the value of the Fund's fixed-income securities, especially bonds with longer maturities, to decline;

- the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB or PAB financed projects;

- changes in the maturities of bonds owned by the Fund;

- prepayment of asset-backed securities or other higher-yielding bonds held by the Fund ("prepayment risk");

- the local economic, political or regulatory environment affecting bonds owned by the Fund;

- failure of a bond's interest to qualify as tax-exempt;

- legislation affecting the tax status of municipal bond interest;

- adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the AMT; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

WHO MAY WANT TO INVEST

Municipal High Income Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories, through a highly diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

MUNICIPAL HIGH INCOME FUND

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

- The performance table shows average annual total returns for each class and compares them to the market indicators listed.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.19%  11.67%  10.15%  13.19%  -3.12%  16.74%   6.90%  11.77%   6.82%  -5.20%
================================================================================

IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 8.48% (THE FOURTH QUARTER OF 1998) AND THE LOWEST QUARTERLY RETURN WAS -3.93% (THE FIRST QUARTER OF 1994). THE CLASS A RETURN FOR THE YEAR THROUGH MARCH 31, 2000 WAS 1.44%.

AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)   1 YEAR     5 YEARS    10 YEARS   LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF
MUNICIPAL HIGH INCOME FUND     -9.22%     6.23%       6.96%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%
--------------------------------------------------------------------------------
CLASS B SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -7.84%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF
MUNICIPAL HIGH INCOME FUND                                       -4.06%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%       0.30%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -0.79%
--------------------------------------------------------------------------------
CLASS Y SHARES OF
MUNICIPAL HIGH INCOME FUND     -5.00%                            -4.46%
--------------------------------------------------------------------------------
Lehman Brothers Municipal
Bond Index                     -2.07%     6.92%       6.89%      -2.07%
--------------------------------------------------------------------------------
Lipper High Yield Municipal
Bond Funds Universe Average    -4.16%     6.06%       6.14%      -4.16%
================================================================================

THE INDEX SHOWN IS A BROAD-BASED, SECURITIES MARKET INDEX THAT IS UNMANAGED. THE LIPPER AVERAGE IS A COMPOSITE OF MUTUAL FUNDS WITH GOALS SIMILAR TO THE GOAL OF THE FUND.

(1) SINCE OCTOBER 5, 1999 FOR CLASS B SHARES, OCTOBER 7, 1999 FOR CLASS C SHARES AND DECEMBER 30, 1998 FOR CLASS Y SHARES. BECAUSE EACH CLASS COMMENCED OPERATIONS ON A DATE OTHER THAN AT THE END OF A MONTH, AND PARTIAL MONTH CALCULATIONS OF THE PERFORMANCE OF THE ABOVE INDEX (INCLUDING INCOME) ARE NOT AVAILABLE, INDEX PERFORMANCE IS CALCULATED FROM OCTOBER 31, 1999, OCTOBER 31, 1999 AND DECEMBER 31, 1998, RESPECTIVELY.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

MUNICIPAL HIGH INCOME FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM      CLASS A    CLASS B     CLASS C    CLASS Y
YOUR INVESTMENT)              SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)             4.25%      None        None        None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD)(1) (AS A
PERCENTAGE OF LESSER OF
AMOUNT INVESTED OR
REDEMPTION VALUE)             None(2)      5%          1%         None
================================================================================

ANNUAL FUND OPERATING EXPENSES(3)

(EXPENSES THAT ARE DEDUCTED   CLASS A    CLASS B     CLASS C    CLASS Y
FROM FUND ASSETS)             SHARES     SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                0.52%      0.52%       0.52%       0.52%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                   0.23%      1.00%       1.00%       None
--------------------------------------------------------------------------------
OTHER EXPENSES                 0.14%      0.14%       0.14%       0.30%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES             0.89%      1.66%       1.66%       0.82%
================================================================================

(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) A 1% CDSC MAY BE IMPOSED ON PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

(3) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $569       $823       $1,002      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $269       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $512       $697       $  897      $1,474
--------------------------------------------------------------------------------
Class B Shares                 $169       $523       $  902      $1,759(1)
--------------------------------------------------------------------------------
Class C Shares                 $169       $523       $  902      $1,965
--------------------------------------------------------------------------------
Class Y Shares                 $ 84       $262       $  455      $1,014
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

--------------------------------------------------------------------------------
AN OVERVIEW OF THE FUND

[GRAPHIC]

WADDELL & REED ADVISORS

CASH MANAGEMENT

(FORMERLY UNITED CASH MANAGEMENT) SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH STABILITY OF PRINCIPAL.

PRINCIPAL STRATEGIES

Cash Management seeks to achieve its goal by investing in U.S. dollar-denominated, high-quality money market obligations and instruments. High quality indicates that the securities will be rated A-1 or A-2 by S&P or Prime-1 or Prime-2 by MIS, or if unrated, will be of comparable quality as determined by WRIMCO. The Fund seeks, as well, to maintain a net asset value ("NAV") of $1.00 per share. The Fund maintains a dollar-weighted average maturity of 90 days or less, and the Fund invests only in securities with a remaining maturity of not more than 397 calendar days.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Because Cash Management owns different types of money market obligations and instruments, a variety of factors can affect its investment performance, such as:

- an increase in interest rates, which can cause the value of the Fund's holdings, especially securities with longer maturities, to decline;

- the credit quality and other conditions of the issuers whose securities the Fund holds;

- adverse bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline; and

- WRIMCO's skill in evaluating and managing the interest rate and credit risks of the Fund.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

WHO MAY WANT TO INVEST

Cash Management is designed for investors who are risk-averse and seek to preserve principal while earning current income and saving for short-term needs. You should consider whether the Fund fits your particular investment objectives.

[GRAPHIC]
--------------------------------------------------------------------------------
PERFORMANCE

CASH MANAGEMENT

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing the Fund's average annual total returns for the periods shown.

- The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year over the past ten calendar years.

- The performance table shows average annual total returns for each Class.

- The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

[CHART]

CHART OF YEAR-BY-YEAR RETURNS
AS OF DECEMBER 31, EACH YEAR (%)

  '90     '91     '92     '93     '94     '95     '96     '97     '98     '99
--------------------------------------------------------------------------------
  7.77%   5.65%   3.16%   2.38%   3.47%   5.30%   4.74%   4.91%   4.97%   4.61%
================================================================================


IN THE PERIOD SHOWN IN THE CHART, THE HIGHEST QUARTERLY RETURN WAS 1.93% (THE SECOND QUARTER OF 1990) AND THE LOWEST QUARTERLY RETURN WAS 0.54% (THE FIRST QUARTER OF 1994). AS OF DECEMBER 31, 1999, THE 7-DAY YIELD WAS EQUAL TO 5.35%. YIELDS ARE COMPILED BY ANNUALIZING THE AVERAGE DAILY DIVIDEND PER SHARE DURING THE TIME PERIOD FOR WHICH THE YIELD IS PRESENTED.


AVERAGE ANNUAL TOTAL RETURNS

AS OF DECEMBER 31, 1999 (%)    1 YEAR     5 YEARS     10 YEARS  LIFE OF CLASS(1)
--------------------------------------------------------------------------------
CLASS A SHARES OF THE FUND      4.61%       4.91%       4.69%
--------------------------------------------------------------------------------
CLASS B SHARES OF THE FUND                                         -3.79%
--------------------------------------------------------------------------------
CLASS C SHARES OF THE FUND                                          0.20%
================================================================================


(1) SINCE SEPTEMBER 9, 1999 FOR CLASS B SHARES AND SEPTEMBER 9, 1999 FOR CLASS C SHARES.

[GRAPHIC]
--------------------------------------------------------------------------------
FEES AND EXPENSES

CASH MANAGEMENT

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
-------------------------------------------------------------------------------
(FEES PAID DIRECTLY FROM                 CLASS A     CLASS B    CLASS C
YOUR INVESTMENT)                         SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) IMPOSED ON
PURCHASES (AS A PERCENTAGE
OF OFFERING PRICE)                        None        None       None
--------------------------------------------------------------------------------
MAXIMUM DEFERRED
SALES CHARGE (LOAD)(1)
(AS A PERCENTAGE OF LESSER
OF AMOUNT INVESTED OR
REDEMPTION VALUE)                         None          5%         1%
================================================================================

ANNUAL FUND OPERATING EXPENSES(2)
--------------------------------------------------------------------------------
(EXPENSES THAT ARE DEDUCTED              CLASS A     CLASS B    CLASS C
FROM FUND ASSETS)                        SHARES      SHARES     SHARES
--------------------------------------------------------------------------------
MANAGEMENT FEES                           0.40%       0.40%      0.40%
--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE
(12b-1) FEES                              None        1.00%      1.00%
--------------------------------------------------------------------------------
OTHER EXPENSES                            0.44%       0.44%      0.44%
--------------------------------------------------------------------------------
TOTAL ANNUAL FUND
OPERATING EXPENSES                        0.84%       1.84%      1.84%
================================================================================


(1) THE CDSC, WHICH IS IMPOSED ON THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS B SHARES, DECLINES FROM 5% FOR REDEMPTIONS MADE WITHIN THE FIRST YEAR OF PURCHASE, TO 4% FOR REDEMPTIONS MADE WITHIN THE SECOND YEAR, TO 3% FOR REDEMPTIONS MADE WITHIN THE THIRD AND FOURTH YEARS, TO 2% FOR REDEMPTIONS MADE WITHIN THE FIFTH YEAR, TO 1% FOR REDEMPTIONS MADE WITHIN THE SIXTH YEAR AND TO 0% FOR REDEMPTIONS MADE AFTER THE SIXTH YEAR. FOR CLASS C SHARES, A 1% CDSC APPLIES TO THE LESSER OF AMOUNT INVESTED OR REDEMPTION VALUE OF CLASS C SHARES REDEEMED WITHIN TWELVE MONTHS AFTER PURCHASE. SOLELY FOR PURPOSES OF DETERMINING THE NUMBER OF MONTHS OR YEARS FROM THE TIME OF ANY PAYMENT FOR THE PURCHASE OF SHARES, ALL PAYMENTS DURING A MONTH ARE TOTALED AND DEEMED TO HAVE BEEN MADE ON THE FIRST DAY OF THE MONTH.


(2) MANAGEMENT FEES AND TOTAL ANNUAL FUND OPERATING EXPENSES HAVE BEEN RESTATED TO REFLECT THE CHANGE IN MANAGEMENT FEES EFFECTIVE JUNE 30, 1999; OTHERWISE, EXPENSE RATIOS ARE BASED ON OTHER FUND-LEVEL EXPENSES OF THE FUND FOR THE FISCAL YEAR ENDED JUNE 30, 1999 AND FOR CLASS B AND CLASS C, THE EXPENSES ATTRIBUTABLE TO EACH CLASS THAT ARE ANTICIPATED FOR THE CURRENT YEAR. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

EXAMPLE

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B or Class C shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


--------------------------------------------------------------------------------
IF SHARES ARE REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268       $  466      $1,037
--------------------------------------------------------------------------------
Class B Shares                 $587       $879       $1,095      $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $287       $579       $  995      $2,159

--------------------------------------------------------------------------------
IF SHARES ARE NOT REDEEMED
AT END OF PERIOD:             1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Class A Shares                 $ 86       $268        $466       $1,037
--------------------------------------------------------------------------------
Class B Shares                 $187       $579        $995       $1,894(1)
--------------------------------------------------------------------------------
Class C Shares                 $187       $579        $995       $2,159
================================================================================


(1) REFLECTS ANNUAL OPERATING EXPENSES OF CLASS A AFTER CONVERSION OF CLASS B SHARES INTO CLASS A SHARES 8 YEARS AFTER THE MONTH IN WHICH THE SHARES WERE PURCHASED.

[GRAPHIC]
--------------------------------------------------------------------------------
THE INVESTMENT PRINCIPLES OF THE FUNDS

INVESTMENT GOALS, PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

WADDELL & REED ADVISORS BOND FUND


The goal of the Fund is a reasonable return with emphasis on preservation of capital. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of debt securities of any quality, and to a lesser extent, in non-investment grade securities, convertible securities and debt securities with warrants attached. The Fund may use various techniques (e.g., investing in put bonds) to manage the duration of its holdings. As a result, as interest rates rise, the duration, or price sensitivity to rising interest rates, of the Fund's holdings will typically decline. There is no guarantee that the Fund will achieve its goal.

The Fund limits its acquisition of securities so that at least 90% of its total assets will consist of debt securities. These debt securities primarily include corporate bonds, mostly of investment grade, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may invest in junk bonds, which are more susceptible to the risk of non-payment or default, and their prices may be more volatile than higher-rated bonds.


As well, the Fund may invest in foreign securities, which present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.


When WRIMCO believes that a defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take a number of actions. It may sell longer-term bonds and buy shorter-term bonds or money market instruments with the sales proceeds.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS GOVERNMENT SECURITIES FUND

The goal of the Fund is high current income consistent with safety of principal. The Fund seeks to achieve its goal by investing exclusively in a diversified portfolio of U.S. Government securities. U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. There is no guarantee that the Fund will achieve its goal.

Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agency's obligations, while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. The Fund may invest a significant portion of its assets in mortgage-backed securities guaranteed by the U.S. Government or one of its agencies or instrumentalities. The Fund invests in securities of agencies or instrumentalities only when WRIMCO is satisfied that the credit risk is acceptable.

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that is used in buying securities of that type. For example, WRIMCO may sell a security if it believes the security no longer provides significant income potential or if the safety of the principal is weakened. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.


When WRIMCO believes that a temporary defensive position is desirable, the Fund may increase its investments in U.S. Treasury securities and/or increase its cash position. By taking a temporary defensive position, the Fund may not achieve its investment objective.


WADDELL & REED ADVISORS HIGH INCOME FUND


WADDELL & REED ADVISORS HIGH INCOME FUND II

The primary goal of the Funds is to earn a high level of current income. As a secondary goal, the Funds seek capital growth when consistent with the primary goal. The Funds seek to achieve these goals by investing primarily in a diversified portfolio of high-yield, high-risk, fixed income securities, the risks of which are, in the judgment of WRIMCO, consistent with the Funds' goals. There is no guarantee that the Funds will achieve their goals.

The Funds primarily own debt securities; however, each Fund may also own, to a lesser degree, preferred stock, common stock and convertible securities. In general, the high income that the Funds seek is paid by debt securities in the lower rating categories of the established rating services or unrated securities that are determined by WRIMCO to be of comparable quality; these are securities rated BB or lower by S&P, or Ba or lower by MIS. Lower-quality debt securities, which include junk bonds, are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

The Funds will each normally invest at least 80% of their respective total assets to seek a high level of current income. The Funds each limit their acquisition of common stock so that no more than 20% of each Fund's total assets will consist of common stock and no more than 10% of each Fund's total assets will consist of non-dividend-paying common stock.

The Funds may invest an unlimited amount of their assets in foreign securities. At this time, however, the Funds intend to invest in foreign securities to a limited extent.

When WRIMCO believes that a full or partial temporary defensive position is desirable, due to present or anticipated market or economic conditions, WRIMCO may take any one or more of the following steps with respect to the assets in each Fund's portfolio:

-    shorten the average maturity of the Fund's debt holdings;

- hold cash or cash equivalents (short-term investments, such as commercial paper and certificates of deposit) in varying amounts designed for defensive purposes; and/or

-    emphasize high-grade debt securities.

By taking a temporary defensive position in any one or more of these manners, the Funds may not achieve their investment objectives.

WADDELL & REED ADVISORS MUNICIPAL BOND FUND

The goal of the Fund is to provide income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing principally in a diversified portfolio of municipal bonds. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue source. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. The Fund may invest more than 25% of its total assets in IDBs.

Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

At least 80% of the Fund's net assets will be invested, during normal market conditions, in municipal bonds of investment grade.

The Fund may invest up to 10% of its total assets in taxable debt securities other than municipal bonds. These must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

Subject to its policies regarding the amount of Fund assets invested in municipal bonds and taxable debt securities, the Fund may invest in other types of securities and use certain other instruments in seeking to achieve the Fund's goal. For example, the Fund may invest, to a lesser extent, in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations, repurchase agreements and derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to futures contracts and similar derivative instruments. The Fund does, and may in the future, hold a significant portion of its assets in municipal bonds for which the applicable interest rate formula varies inversely with prevailing interest rates or otherwise may expose the bond to greater sensitivity to interest rate changes.

When WRIMCO believes that a temporary defensive position is desirable, it may take certain steps with respect to up to all of the Fund's assets, including any one or more of the following:

-    shorten the average maturity of the Fund's portfolio;

-    hold taxable obligations, subject to the limitations stated above;

- emphasize debt securities of a higher quality than those the Fund would ordinarily hold; or

- hedge exposure to interest rate risk by investing in futures contracts and options on futures contracts.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS MUNICIPAL HIGH INCOME FUND


The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. There is no guarantee that the Fund will achieve its goal.


Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue sources. IDBs and PABs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

-    invest substantially in bonds with remaining maturities of 10 to 30 years;

-    invest at least 80% of its total assets in municipal bonds; and

- invest at least 75% of its total assets in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and invest less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs and PABs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs and PABs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in a combination of taxable obligations and in options, futures contracts and other taxable derivative instruments. The taxable obligations must be either:

-    U.S. Government securities;

-    obligations of domestic banks and certain savings and loan associations;

-    commercial paper rated at least A by S&P or MIS; and/or

-    any of the foregoing obligations subject to repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. At this time, the Fund has limited exposure to derivative instruments.

At times WRIMCO may believe that a full or partial defensive position is desirable, temporarily, due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income (and thus its dividends) being subject to Federal income tax. By taking a temporary defensive position, the Fund may not achieve its investment objective.

WADDELL & REED ADVISORS CASH MANAGEMENT


The goal of the Fund is maximum current income consistent with stability of principal. The Fund seeks to achieve its goal by investing in a diversified portfolio of high-quality money market instruments in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). There is no guarantee that the Fund will achieve its goal.


The Fund invests only in the following U.S. dollar-denominated money market obligations and instruments:


- U.S. government obligations (including obligations of U.S. government agencies and instrumentalities);


- bank obligations and instruments secured by bank obligations, such as letters of credit;


-    commercial paper;


-    corporate debt obligations, including variable amount master demand notes;


-    Canadian government obligations; and


- certain other obligations (including municipal obligations) guaranteed as to principal and interest by a bank in whose obligations the Fund may invest or a corporation in whose commercial paper the Fund may invest.


The Fund only invests in bank obligations if they are obligations of a bank subject to regulation by the U.S. Government (including foreign branches of these banks) or obligations of a foreign bank having total assets of at least $500 million, and instruments secured by any such obligation.


WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:


-    the credit quality of the particular issuer or guarantor of the security;


-    the maturity of the security; and


-    the relative value of the security.


Generally, in determining whether to sell a security, WRIMCO uses the same analysis that it uses in buying securities to determine if the security no longer offers adequate return or does not comply with Rule 2a-7. WRIMCO may also sell a security to take advantage of more attractive investment opportunities or to raise cash.


You will find more information in the Statement of Additional Information ("SAI") about the Fund's valuation procedures.


ALL FUNDS

Each Fund may also invest in and use other types of instruments in seeking to achieve its goal(s). For example, each Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured.

You will find more information about each Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

RISK CONSIDERATIONS OF PRINCIPAL STRATEGIES AND OTHER INVESTMENTS

Risks exist in any investment. Each Fund is subject to market risk, financial risk and prepayment risk.


- Market risk is the possibility of a change in the price of the security because of market factors including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund (other than Cash Management) will likely change as well.

- Financial risk is based on the financial situation of the issuer of the security. To the extent a Fund invests in debt securities, the Fund's financial risk depends on the credit quality of the underlying securities in which it invests. For an equity investment, a Fund's financial risk may depend, for example, on the earnings performance of the company issuing the stock.

- Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Certain types of each Fund's authorized investments and strategies, such as derivative instruments, involve special risks. Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty. Foreign securities and foreign currencies may involve risks relating to currency fluctuations, political or economic conditions in the foreign country, and the potentially less stringent investor protection and disclosure standards of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

For IDBs and PABs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that Municipal Bond Fund or Municipal High Income Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, each Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, Municipal High Income Fund invests a significant portion of its assets in IDBs and PABs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk. You will find more information in the SAI about the types of projects in which each Fund may invest from time to time and a discussion of the risks associated with such projects.

Because each Fund owns different types of investments, its performance will be affected by a variety of factors. The value of a Fund's investments and the income it generates will vary from day to day, generally reflecting changes in interest rates, market conditions and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.

[GRAPHIC]
--------------------------------------------------------------------------------
YOUR ACCOUNT

CHOOSING A SHARE CLASS

Each Fund offers four classes of shares: Class A, Class B, Class C and Class Y (except Cash Management does not offer Class Y). Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. Class B and Class C shares are not available for investments of $2 million or more. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than seven years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in a Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES


        CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------
- Initial sales charge   - No initial sales charge     - No initial sales charge
--------------------------------------------------------------------------------

- No deferred sales      - Deferred sales charge on    - A 1% deferred sales
  charge(1)                shares you sell within six    charge on shares you
                           years after purchase          sell within twelve
                                                         months after
                                                         purchase
--------------------------------------------------------------------------------
- Maximum distribution   - Maximum distribution and    - Maximum distribution
  and service (12b-1)      service (12b-1)               and service (12b-1)
  fees of 0.25%            fees of 1.00%                 fees of 1.00%
--------------------------------------------------------------------------------
- For an investment of   - Converts to Class A shares  - Does not convert to
  $2 million or more,      8 years after the month in    Class A shares, so
  only Class A  shares     which the shares were         annual expenses do
  are available            purchased, thus reducing      not decrease
                           future annual expenses
--------------------------------------------------------------------------------
                         - For an investment of
                           $300,000 or more,
                           your financial advisor
                           typically will recommend
                           purchase of Class A shares
                           due to a reduced sales
                           charge and lower annual
                           expenses
===============================================================================


(1)A 1% CDSC MAY APPLY TO PURCHASES OF $2 MILLION OR MORE OF CLASS A SHARES THAT ARE REDEEMED WITHIN TWELVE MONTHS OF PURCHASE.

GENERAL COMPARISON OF CLASS A, CLASS B AND CLASS C SHARES
CASH MANAGEMENT


       CLASS A                CLASS B                     CLASS C
--------------------------------------------------------------------------------

No initial sales charge  No initial sales charge     No initial sales charge
--------------------------------------------------------------------------------

Funds Plus Service       Funds Plus Service          Funds Plus Service
optional                 required for                required for
                         direct investment           direct investment
--------------------------------------------------------------------------------
                         Deferred sales charge       A 1% deferred sales
                         on shares you sell          charge on shares
                         within six years            you sell within
                                                     twelve months
--------------------------------------------------------------------------------
No distribution and      Maximum distribution        Maximum distribution
service (12b-1) fees     and service (12b-1) fees    and service (12b-1)
                         of 1.00%                    fees of 1.00%
--------------------------------------------------------------------------------
For an investment of     Converts to Class A shares  Does not convert to
$2,000,000 or more       8 years after the month     Class A shares, so
only Class A shares      in which the shares were    annual expenses
are available            purchased, thus reducing    do not decrease
                         future annual expenses
===============================================================================


Effective June 30, 2000, Cash Management Waddell & Reed Money Market C shares are closed to all investments other than re-invested dividends.

EACH FUND HAS ADOPTED A DISTRIBUTION AND SERVICE PLAN ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares other than Cash Management Class A. Under the Class A Plan, each Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, each Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES are subject to an initial sales charge when you buy them (other than Cash Management), based on the amount of your investment, according to the tables below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

BOND FUND
HIGH INCOME FUND
HIGH INCOME FUND II

  SIZE OF PURCHASE


                                                    SALES CHARGE   REALLOWANCE
                                                    AS APPROX.     TO DEALERS
                                     SALES CHARGE   PERCENT OF     AS PERCENT
                                     AS PERCENT OF    AMOUNT       OF OFFERING
                                    OFFERING PRICE   INVESTED         PRICE
--------------------------------------------------------------------------------
  Under $100,000                          5.75%         6.10%       5.00%
--------------------------------------------------------------------------------

  $100,000 to less than $200,000          4.75          4.99        4.00
--------------------------------------------------------------------------------
  $200,000 to less than $300,000          3.50          3.63        2.80
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS A FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.

GOVERNMENT SECURITIES FUND

MUNICIPAL BOND FUND
MUNICIPAL HIGH INCOME FUND


  SIZE OF PURCHASE


                                                     SALES CHARGE   REALLOWANCE
                                                     AS APPROX.     TO DEALERS
                                     SALES CHARGE    PERCENT OF     AS PERCENT
                                     AS PERCENT OF     AMOUNT       OF OFFERING
                                    OFFERING PRICE    INVESTED         PRICE
--------------------------------------------------------------------------------

  Under $100,000                          4.25%         4.44%       3.60%
--------------------------------------------------------------------------------

  $100,000 to less than $300,000          3.25          3.36        2.75
--------------------------------------------------------------------------------
  $300,000 to less than $500,000          2.50          2.56        2.00
--------------------------------------------------------------------------------
  $500,000 to less than $1,000,000        1.50          1.52        1.20
--------------------------------------------------------------------------------
  $1,000,000 to less than $2,000,000      1.00          1.01        0.75
--------------------------------------------------------------------------------
  $2,000,000 and over                     0.00(1)       0.00(1)     0.50
===============================================================================


(1)NO SALES CHARGE IS PAYABLE AT THE TIME OF PURCHASE ON INVESTMENTS OF $2 MILLION OR MORE, ALTHOUGH FOR SUCH INVESTMENTS THE FUND MAY IMPOSE A CDSC OF 1.00% ON CERTAIN REDEMPTIONS MADE WITHIN TWELVE MONTHS OF THE PURCHASE. THE CDSC IS ASSESSED ON AN AMOUNT EQUAL TO THE LESSER OF THE THEN CURRENT MARKET VALUE OR THE COST OF THE SHARES BEING REDEEMED. ACCORDINGLY, NO SALES CHARGE IS IMPOSED ON INCREASES IN NET ASSET VALUE ABOVE THE INITIAL PURCHASE PRICE.


Waddell & Reed, Inc. and its affiliates may pay additional compensation from its own resources to securities dealers based upon the value of shares of the Fund owned by the dealer for its own account or for its customers. Waddell & Reed, Inc. may also provide compensation from its own resources to securities dealers with respect to the other shares of the Fund purchased by customers of such dealers without payment of a sales charge.

SALES CHARGE REDUCTIONS AND WAIVERS

LOWER SALES CHARGES ARE AVAILABLE BY:

- Combining additional purchases of Class A shares of any of the funds in the Waddell & Reed Advisors Funds and/or the W&R Funds except shares of Waddell & Reed Advisors Cash Management (formerly United Cash Management) or Class A shares of W&R Funds Money Market Fund unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

- Grouping all purchases of Class A shares, except shares of Waddell & Reed Advisors Cash Management or W&R Funds Money Market Fund, made during a thirteen-month period ("Letter of Intent"); and

-  Grouping purchases by certain related persons.

Additional information and applicable forms are available from your financial advisor.

WAIVERS FOR CERTAIN INVESTORS

CLASS A SHARES MAY BE PURCHASED AT NAV BY:

- The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc., employees of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each;

-  Certain retirement plans and certain trusts for these persons; and

- Until March 31, 2001, clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds and the purchase is made within 60 days of such redemption.

You will find more information in the SAI about sales charge reductions and waivers.

CONTINGENT DEFERRED SALES CHARGE. A CDSC may be assessed against your redemption amount of Class B or Class C shares or certain Class A shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or with Class A investments of $2 million or more at NAV. The CDSC will not be imposed on shares representing payment of dividends or other distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for the shares purchased during the CDSC period. For Class B, the date of redemption is measured in calendar months from the month of purchase. Solely for purposes of determining the number of months or years from the time of any payment for the purchase of shares, all payments during a month are totaled and deemed to have been made on the first day of the month. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, a Fund, when requested to redeem a specific dollar amount, will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.


CLASS B SHARES are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and distributions paid on such shares, automatically convert to Class A shares eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.



   CONTINGENT DEFERRED SALES CHARGE
   ON SHARES SOLD WITHIN YEAR               AS % OF AMOUNT SUBJECT TO CHARGE
--------------------------------------------------------------------------------
        1                                                  5.0%
--------------------------------------------------------------------------------
        2                                                  4.0%
--------------------------------------------------------------------------------
        3                                                  3.0%
--------------------------------------------------------------------------------
        4                                                  3.0%
--------------------------------------------------------------------------------
        5                                                  2.0%
--------------------------------------------------------------------------------
        6                                                  1.0%
--------------------------------------------------------------------------------
        7+                                                 0.0%
--------------------------------------------------------------------------------


In the table, a "year" is a 12-month period. In applying the sales charge, all purchases are considered to have been made on the first day of the month in which the purchase was made.


For example, if a shareholder opens an account on July 14, 2000, then redeems all Class B shares on July 12, 2001, the shareholder will pay a CDSC of 4%, the rate applicable to redemptions made within the second year of purchase. All Class B purchases made prior to July 1, 2000, will be automatically accelerated to the revised method of calculating the CDSC. Any purchase made in 1999 will be deemed to have been made on December 1, 1998. Any purchase made from January 1, 2000 to June 30, 2000 will be deemed to have been made on December 1, 1999.


CLASS C SHARES are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within twelve months after purchase, you will pay a 1% CDSC. For purposes of the CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

THE CDSC WILL NOT APPLY IN THE FOLLOWING CIRCUMSTANCES:

- redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.


- redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a qualified retirement plan, a required minimum distribution from an individual retirement account, Keogh plan or custodial account under section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("Code"), a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of a subsequent law or legislation, the continuation of its investment would be improper.


- redemptions of shares purchased by current or retired Directors of the Fund, and Directors of affiliated companies, current or retired officers or employees of the Fund, WRIMCO, the Distributor or their affiliated companies, financial advisors of Waddell & Reed, Inc., and by the members of immediate families of such persons.

- redemptions of shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)


- redemptions the proceeds of which are reinvested within forty-five days in shares of the same class of the Fund as that redeemed.


-  the exercise of certain exchange privileges.


- redemptions effected pursuant to each Fund's right (other than High Income Fund ) to liquidate a shareholder's shares if the aggregate NAV of those shares is less than $500, or $250 for Cash Management.


- redemptions effected by another registered investment company by virtue of a merger or other reorganization with a Fund or by a former shareholder of such investment company of shares of a Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by a Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which requires certain notice.

CLASS Y SHARES are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

-  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

- banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

- government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

- certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

WAYS TO SET UP YOUR ACCOUNT

The different ways to set up (register) your account are listed below.

INDIVIDUAL OR JOINT TENANTS
FOR YOUR GENERAL INVESTMENT NEEDS

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

BUSINESS OR ORGANIZATION

FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, INSTITUTIONS OR OTHER GROUPS

RETIREMENT PLANS

TO SHELTER YOUR RETIREMENT SAVINGS FROM INCOME TAXES

Retirement plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Education IRAs) may be tax-deductible.

- INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow a certain individual under age 70 1/2, with earned income, to invest up to $2,000 per tax year. The maximum for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year.

- IRA ROLLOVERS retain special tax advantages for certain distributions from employer-sponsored retirement plans.

- ROTH IRAs allow certain individuals to make nondeductible contributions up to $2,000 per year. The maximum annual contribution for an investor and his or her spouse is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year. Withdrawals of earnings may be tax free if the account is at least five years old and certain other requirements are met.

- EDUCATION IRAs are established for the benefit of a minor, with nondeductible contributions up to $500 per year, and permit tax-free withdrawals to pay the higher education expenses of the beneficiary.

- SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAs) provide business owners or those with self-employed income (and their eligible employees) with many of the same advantages as a Profit Sharing Plan, but with fewer administrative requirements.

- SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS) can be established by small employers to contribute to and allow their employees to contribute a portion of their wages pre-tax to retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other qualified plans.

- KEOGH PLANS allow self-employed individuals to make tax-deductible contributions for themselves of up to 25% of their annual earned income, with a maximum of $30,000 per year.

- PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan.

- 403(b) CUSTODIAL ACCOUNTS are available to employees of public school systems, churches and certain types of charitable organizations.

- 457 ACCOUNTS allow employees of state and local governments and certain charitable organizations to contribute a portion of their compensation on a tax-deferred basis.

GIFTS OR TRANSFERS TO A MINOR

TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act ("UTMA") or the Uniform Gifts to Minors Act ("UGMA").

TRUST

FOR MONEY BEING INVESTED BY A TRUST

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.

BUYING SHARES

YOU MAY BUY SHARES OF EACH OF THE FUNDS through Waddell & Reed, Inc. and its financial advisors or through advisors of Legend. To open your account you must complete and sign an application. Your financial advisor can help you with any questions you might have.

TO PURCHASE ANY CLASS OF SHARES BY CHECK, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                              Waddell & Reed, Inc.
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

TO PURCHASE CLASS Y SHARES (AND CLASS A SHARES OF CASH MANAGEMENT) BY WIRE, you must first obtain an account number by calling 800-366-2520, then mail a completed application to Waddell & Reed, Inc., at the above address, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

You may also buy Class Y shares of a Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

THE PRICE TO BUY A FUND SHARE is its offering price, which is calculated every business day.

The OFFERING PRICE of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the tables.

In the calculation of a Fund's NAV:

- The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

- Bonds are generally valued according to prices quoted by an independent pricing service.

- Short-term debt securities are valued at amortized cost, which approximates market value.

- Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

EACH FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange (the "NYSE") is open. The Funds normally calculate their NAVs as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by a Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded.

The Funds may invest in securities listed on foreign exchanges which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of Fund shares may be significantly affected on days when a Fund does not price its shares and when you are not able to purchase or redeem a Fund's shares. Similarly, if an event materially affecting the value of foreign investments or foreign currency exchange rates occurs prior to the close of business of the NYSE but after the time their values are otherwise determined, such investments or exchange rates may be valued at their fair value as determined in good faith by or under the direction of each Fund's Board of Directors.


WHEN YOU PLACE AN ORDER TO BUY SHARES, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:


-  All of your purchases must be made in U.S. dollars.

- If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds and/or W&R Funds, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.


- The Funds do not issue certificates representing Class B, Class C or Class Y shares. Cash Management also does not normally issue certificates representing Class A shares.


- If you purchase shares of a Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of a Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Funds reserve the right to discontinue offering Fund shares for purchase.

MINIMUM INVESTMENTS

  FOR CLASS A, CLASS B AND CLASS C:
  TO OPEN AN ACCOUNT                                               $500 (per Fund)
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  with Automatic Investment Service                                 $50 (per Fund)
-----------------------------------------------------------------------------------
  For certain retirement accounts and accounts opened
  through payroll deductions for or by employees of
  WRIMCO, Waddell & Reed, Inc. and their affiliates                 $25 (per Fund)
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                                 Any amount
-----------------------------------------------------------------------------------
  For certain exchanges                                            $100 (per Fund)
-----------------------------------------------------------------------------------
  For Automatic Investment Service                                  $25 (per Fund)
-----------------------------------------------------------------------------------
  FOR CLASS Y:
  TO OPEN AN ACCOUNT
-----------------------------------------------------------------------------------
  For a government entity or authority                              $10 million
  or for a corporation                              (within first twelve months)
-----------------------------------------------------------------------------------
  For other investors                                                Any amount
-----------------------------------------------------------------------------------
  TO ADD TO AN ACCOUNT                                               Any amount
===================================================================================

ADDING TO YOUR ACCOUNT
Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

TO ADD TO YOUR ACCOUNT, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

- the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

- a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

TO ADD TO YOUR CLASS Y ACCOUNT (OR YOUR CLASS A CASH MANAGEMENT ACCOUNT) BY
WIRE: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, for the account of Waddell & Reed Number 9800007978, Special Account for Exclusive Benefit of Customers FBO Customer Name and Account Number.

If you purchase shares of the Funds from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

SELLING SHARES
You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The REDEMPTION PRICE (price to sell one share of a particular class of a Fund) is the NAV per share of that Fund class, subject to any CDSC applicable to Class A, Class B or Class C shares.

TO SELL SHARES BY WRITTEN REQUEST: Complete an Account Service Request form, available from your financial advisor, or write a letter of instruction with:

-  the name on the account registration;

-  the Fund's name;

-  the Fund account number;

-  the dollar amount or number, and the class, of shares to be redeemed; and

-  any other applicable requirements listed in the table below.

Deliver the form or your letter to your financial advisor, or mail it to:

                         Waddell & Reed Services Company
                                 P. O. Box 29217
                             Shawnee Mission, Kansas
                                   66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

TO SELL CLASS Y SHARES OR CLASS A SHARES OF CASH MANAGEMENT BY TELEPHONE OR FAX:
If you have elected this method in your application or by subsequent authorization, call 888-WADDELL, or fax your request to 913-236-1599, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

TO SELL CLASS A SHARES OF CASH MANAGEMENT OR GOVERNMENT SECURITIES BY CHECK: If you have elected this method in your application or by subsequent authorization, the Fund will provide you with forms or checks drawn on UMB Bank, n.a. You may make these checks payable to the order of any payee in any amount of $250 or more.

WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

- If more than one person owns the shares, each owner must sign the written request.

-  If you hold a certificate, it must be properly endorsed and sent to the Fund.

- If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

- Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission.

- Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when a Fund's Board of Directors determines that conditions exist making cash payments undesirable. A Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

- If you purchased shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order. Your order will receive the NAV of the applicable Class subject to any applicable CDSC next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.


  SPECIAL REQUIREMENTS FOR SELLING SHARES


  ACCOUNT TYPE             SPECIAL REQUIREMENTS
--------------------------------------------------------------------------------
  Individual               The written instructions must be
  or Joint Tenant          signed by all persons required to sign for
                           transactions, exactly as their names appear on the
                           account.
--------------------------------------------------------------------------------
  Sole                     The written instructions must be
  Proprietorship           signed by the individual owner of the business.
--------------------------------------------------------------------------------
  UGMA,                    The custodian must sign the written instructions
  UTMA                     indicating capacity as custodian.
--------------------------------------------------------------------------------
  Retirement               The written instructions must be signed by a
  Account                  properly authorized person.
--------------------------------------------------------------------------------
  Trust                    The trustee must sign the written instructions
                           indicating capacity as trustee. If the trustee's name
                           is not in the account registration, provide a
                           currently certified copy of the trust document.
--------------------------------------------------------------------------------
  Business                 At least one person authorized by
  or Organization          corporate resolution to act on the account must sign
                           the written instructions.
--------------------------------------------------------------------------------
  Conservator, Guardian or The written instructions must be signed by the
  Other Fiduciary          person properly authorized by court order to act in
                           the particular fiduciary capacity.
================================================================================


A Fund may require a signature guarantee in certain situations such as:

-  a redemption request made by a corporation, partnership or fiduciary;

-  a redemption request made by someone other than the owner of record; or

-  the check is made payable to someone other than the owner of record.

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

EACH FUND RESERVES THE RIGHT TO REDEEM at NAV all of your Fund shares (other than High Income Fund) in your account if their aggregate NAV is less than $500, or $250 for Cash Management. The Fund will give you notice and a 60-day opportunity to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares to $500, or $250 for Cash Management. Cash Management may charge a fee of $1.75 per month on all accounts with a NAV of less than $250, except for retirement plan accounts.

YOU MAY REINVEST, without charge, all or part of the amount of Class A shares of a Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within forty-five days after the date of your redemption. You may do this only once with Class A shares of a Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of a Fund which are redeemed and then reinvested in Class A, Class B or Class C shares, as applicable, of the Fund within forty-five days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of a Fund, once as to Class B shares of a Fund and once as to Class C shares of a Fund.


Payments of principal and interest on loans made pursuant to a 401(a) qualified plan (if such loans are permitted by the plan) may be reinvested, without payment of a sales charge, in Class A shares of any Waddell & Reed Advisors Fund in which the plan may invest.

TELEPHONE TRANSACTIONS

The Funds and their agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If a Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

SHAREHOLDER SERVICES

Waddell & Reed provides a variety of services to help you manage your account.

PERSONAL SERVICE

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 800-366-5465, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

-  Obtain information about your accounts;

- Obtain price information about other funds in the Waddell & Reed Advisors Funds and/or W&R Funds; or

-  Request duplicate statements.

REPORTS
Statements and reports sent to you include the following:

- confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

-  year-to-date statements (quarterly)

-  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports of the Funds may be mailed to your household, even if you have more than one account with a Fund. Call the telephone number listed for Client Services if you need additional copies of annual or semiannual reports or account information.

EXCHANGES

You may sell your shares and buy shares of the same Class of another Fund in the Waddell & Reed Advisors Funds or in W&R Funds without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares or Class A shares to which the CDSC would otherwise apply, the time period for the deferred sales charge will continue to run. In addition, exchanging Class Y shareholders in the Waddell & Reed Advisors Funds may buy Class A shares of Waddell & Reed Advisors Cash Management.

You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for at least six months and any Class A shares of these Funds acquired as payment of a dividend or distribution for Class A shares of any other fund in the Waddell & Reed Advisors Funds. You may exchange any Class A shares of the Government Securities, Municipal Bond and Municipal High Income Funds that you have held for less than six months only for Class A shares of Government Securities, Municipal Bond, and Municipal High Income Funds and Cash Management.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

THE FUNDS RESERVE THE RIGHT to terminate or modify these exchange privileges at any time, upon notice in certain instances.

AUTOMATIC TRANSACTIONS FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

Flexible Withdrawal Service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account, or between fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.


  REGULAR INVESTMENT PLANS

  AUTOMATIC INVESTMENT SERVICE
  TO MOVE MONEY FROM YOUR BANK ACCOUNT TO AN EXISTING FUND ACCOUNT

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $25 (per Fund)                   Monthly
--------------------------------------------------------------------------------

FUNDS PLUS SERVICE
TO MOVE MONEY FROM WADDELL & REED ADVISORS CASH MANAGEMENT TO A FUND WHETHER IN THE SAME OR A DIFFERENT ACCOUNT IN THE SAME CLASS

                    MINIMUM AMOUNT              MINIMUM FREQUENCY
                    $100 (per Fund)                  Monthly
--------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES
DISTRIBUTIONS

Each Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually, a Fund distributes net investment income at the following times: Bond Fund, High Income Fund, and Municipal Bond Fund, monthly; Cash Management, Government Securities Fund, Municipal High Income Fund and High Income Fund II, daily. Dividends declared for a particular day are paid to shareholders of record on the prior business day. However, dividends delared for Saturday and Sunday are paid to shareholders of record on the preceeding Thursday. Net capital gains (and any net gains from foreign currency transactions) usually are distributed in December.


DISTRIBUTION OPTIONS. When you open an account, specify on your application how you want to receive your distributions. Each Fund offers two options:

1. SHARE PAYMENT OPTION. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. CASH OPTION. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

For retirement accounts, all distributions are automatically paid in additional shares.

TAXES
As with any investment, you should consider how your investment in a Fund will be taxed. If your account is not a tax-deferred retirement account (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

TAXES ON DISTRIBUTIONS. Dividends from a Fund's investment company taxable income (which includes net short-term gains), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares. Distributions of a Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%.

Each Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

A portion of the dividends paid by a Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the Federal alternative minimum tax.

WITHHOLDING. Each Fund must withhold 31% of all dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

TAXES ON TRANSACTIONS. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid). An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds or W&R Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds without paying a sales charge due to the forty-five day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase shares of a Fund within thirty days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

For Municipal Bond Fund and Municipal High Income Fund, interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

STATE AND LOCAL INCOME TAXES. The portion of the dividends paid by each Fund attributable to interest earned on U.S. Government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability of dividends and other distributions by the Funds in your state and locality.

The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; you will find more information in the Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

[GRAPHIC]
-------------------------------------------------------------------------------
THE MANAGEMENT OF THE FUNDS

PORTFOLIO MANAGEMENT

Each Fund is managed by WRIMCO, subject to the authority of each Fund's Board of Directors. WRIMCO provides investment advice to each of the Funds and supervises each Fund's investments. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Funds and Target/United Funds since the inception of each company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.


James C. Cusser is primarily responsible for the management of the Bond Fund and the Government Securities Fund. Mr. Cusser has held his Fund responsibilities since September 1992 for Bond Fund and since January 1997 for Government Securities Fund. He is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. Mr. Cusser has served as the portfolio manager for the Funds and other investment companies managed by WRIMCO and has been an employee of WRIMCO since August 1992.


Louise D. Rieke is primarily responsible for the management of the High Income Fund and High Income Fund II. Ms. Rieke has held her Fund responsibilities for High Income Fund since January 1990, and for High Income Fund II from the Fund's inception to January 1990 and from May 1992 to the present. She is Vice President of WRIMCO, Vice President of the Funds and Vice President of other investment companies for which WRIMCO serves as investment manager. From November 1985 to March 1998, Ms. Rieke was Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Ms. Rieke has served as the portfolio manager for investment companies managed by WRIMCO and its predecessor since July 1986 and has been an employee of such since May 1971.

Bryan J. Bailey is primarily responsible for the management of the Municipal Bond Fund. Mr. Bailey has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Bailey has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO since January 1999 and has been an employee of WRIMCO since July 1993.

Mark Otterstrom is primarily responsible for the management of the Municipal High Income Fund. Mr. Otterstrom has held his Fund responsibilities since June 14, 2000. He is Vice President of WRIMCO and Vice President of the Fund. Mr. Otterstrom has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1995 and has been an employee of WRIMCO since May 1987.


Mira Stevovich is primarily responsible for the management of Cash Management. Ms. Stevovich has held her Fund responsibilities since May 1998. She is Vice President of WRIMCO, Vice President and Assistant Treasurer of the Fund and Vice President and Assistant Treasurer of other investment companies for which WRIMCO serves as investment manager. Ms. Stevovich has served as the Assistant Portfolio Manager for investment companies managed by WRIMCO and its predecessor since January 1989 and has been an employee of such since March 1987.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to a Fund's investments.

MANAGEMENT FEE
Like all mutual funds, the Funds pay fees related to their daily operations. Expenses paid out of each Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

Each Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. Each Fund also pays other expenses, which are explained in the SAI.

The management fee is payable at the annual rates of:

- for Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended December 31, 1999 were 0.47%;


- for Government Securities Fund, 0.50% of net assets up to $500 million, 0.45% of net assets over $500 million and up to $1 billion, 0.40% of net assets over $1 billion and up to $1.5 billion, and 0.35% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.47%;

- for High Income Fund, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended March 31, 2000 were 0.60%;


- for High Income Fund II, 0.625% of net assets up to $500 million, 0.60% of net assets over $500 million and up to $1 billion, 0.55% of net assets over $1 billion and up to $1.5 billion, and 0.50% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.56%;


- for Municipal Bond Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.44%;


- for Municipal High Income Fund, 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion. Management fees for the Fund as a percent of the Fund's net assets for the fiscal year ended September 30, 1999 were 0.50%; and


-    for Cash Management, at the annual rate of 0.40% of net assets.

WRIMCO has voluntarily agreed to waive its management fee for any day that a Fund's net assets are less than $25 million, subject to WRIMCO's right to change or modify this waiver.

[GRAPHIC]
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

The following information is to help you understand the financial performance of each Fund's Class A, Class B, Class C and Class Y (other than for Cash Management) shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions.

[GRAPHIC]
--------------------------------------------------------------------------------
BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended December 31, 1999, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):




                                                            FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------
                                              1999         1998         1997        1996         1995
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $6.39        $6.32        $6.14       $6.34        $5.62
------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.35         0.38         0.39        0.39         0.40
     Net realized and
     unrealized gain
     (loss) on investments                    (0.42)        0.07         0.19       (0.20)        0.72
------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.07)        0.45         0.58        0.19         1.12
------------------------------------------------------------------------------------------------------------
   Less distributions from
   net investment income                      (0.35)       (0.38)       (0.40)      (0.39)       (0.40)
------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.97        $6.39        $6.32       $6.14        $6.34

   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                            -1.08%        7.27%        9.77%       3.20%       20.50%
   Net assets, end of
   period (in millions)                         $501         $551         $524        $519         $563
   Ratio of expenses
   to average net assets                       0.95%        0.84%        0.77%       0.77%        0.74%
   Ratio of net investment
   income to average
   net assets                                  5.72%        5.88%        6.34%       6.34%        6.54%
   Portfolio turnover rate                    34.12%       33.87%       35.08%      55.74%       66.38%
=============================================================================================================


(1) ON JUNE 17, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
BOND FUND

For a Class B share outstanding throughout the period:



                                                               FOR THE
                                                             PERIOD FROM
                                                             9/9/99(1) TO
                                                              12/31/99
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                       $6.05
------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                     0.10
     Net realized and unrealized loss on investments          (0.08)
------------------------------------------------------------------------------
   Total from investment operations                            0.02
------------------------------------------------------------------------------
   Less distributions from net investment income              (0.10)
------------------------------------------------------------------------------
   Net asset value, end of period                             $5.97
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                0.30%
   Net assets, end of period (in millions)                    $   2
   Ratio of expenses to average net assets                     1.91%(2)
   Ratio of net investment income to average net assets        4.93%(2)
   Portfolio turnover rate                                    34.12%(2)
==============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class C share outstanding throughout the period:



                                                                  FOR THE
                                                                PERIOD FROM
                                                                9/9/99(1) TO
                                                                 12/31/99
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                           $6.05
---------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                         0.10
     Net realized and unrealized loss on investments              (0.09)
---------------------------------------------------------------------------------
   Total from investment operations                                0.01
---------------------------------------------------------------------------------
   Less distributions from net investment income                  (0.10)
---------------------------------------------------------------------------------
   Net asset value, end of period                                 $5.96
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                    0.13%
   Net assets, end of period (in thousands)                        $289
   Ratio of expenses to average net assets                         1.98%(2)
   Ratio of net investment income to average net assets            4.87%(2)
   Portfolio turnover rate                                        34.12%(2)
==================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

------------------------------------------------------------------------------
BOND FUND

For a Class Y share outstanding throughout each period:


                                                               FOR THE FISCAL YEAR                            FOR THE
                                                               ENDED DECEMBER 31,                           PERIOD FROM
                                           -----------------------------------------------------------      6/19/95(1) TO
                                              1999            1998            1997           1996            12/31/95
   CLASS Y PER-SHARE DATA
---------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   beginning of period                        $6.39           $6.32           $6.14          $6.34             $6.11
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.40            0.39            0.42           0.40              0.21
     Net realized and
     unrealized gain (loss)
     on investments                           (0.45)           0.07            0.17          (0.20)             0.22
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                 (0.05)           0.46            0.59           0.20              0.43
---------------------------------------------------------------------------------------------------------------------------
   Less distributions from net
   investment income                          (0.37)          (0.39)          (0.41)         (0.40)            (0.20)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.97           $6.39           $6.32          $6.14             $6.34
   CLASS Y RATIOS/SUPPLEMENTAL DATA
   Total return                               -0.81%           7.54%          9.91%           3.35%             7.20%
   Net assets, end of period
   (in millions)                                 $2             $6              $5            $12                $3
   Ratio of expenses to
   average net assets                          0.69%           0.61%          0.64%           0.62%             0.63%(2)
   Ratio of net investment
   income to average net assets                6.00%           6.10%          6.48%           6.52%             6.41%(2)
   Portfolio turnover rate                    34.12%          33.87%         35.08%          55.74%            66.38%(2)
============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                                                                 FOR THE FISCAL YEAR ENDED MARCH 31,
                                            ---------------------------------------------------------------------------
                                              2000            1999            1998           1997              1996
   CLASS A PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.13
--------------------------------------------------------------------------------------------------------------------------
   Income from investment
   operations:
     Net investment income                     0.31            0.32            0.33           0.33              0.34
     Net realized and unrealized
     gain (loss) on investments               (0.21)          (0.03)           0.27          (0.13)             0.19
--------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.10            0.29            0.60           0.20              0.53
--------------------------------------------------------------------------------------------------------------------------
   Less dividends declared from
   net investment income                      (0.31)          (0.32)          (0.33)         (0.33)            (0.34)
--------------------------------------------------------------------------------------------------------------------------
   Net asset value,
   end of period                              $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS A RATIOS/SUPPLEMENTAL DATA
   Total return(2)                             1.82%           5.44%          11.84%          3.75%            10.48%
   Net assets, end of
   period (in millions)                        $117            $134            $131           $129              $146
   Ratio of expenses
   to average net assets                       1.12%           0.96%           0.89%          0.91%             0.83%
   Ratio of net investment income
   to average net assets                       5.77%           5.82%           6.14%          6.17%             6.34%
   Portfolio turnover rate                    26.78%          37.06%          35.18%         34.18%            63.05%
============================================================================================================================


(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                  10/4/99(1) TO
                                                                    3/31/00
   CLASS B PER-SHARE DATA
   Net asset value, beginning of period                               $5.25
-------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                             0.13
     Net realized and unrealized loss on investments                  (0.03)
-------------------------------------------------------------------------------------
   Total from investment operations                                    0.10
-------------------------------------------------------------------------------------
   Less dividends declared from net investment income                 (0.13)
-------------------------------------------------------------------------------------
   Net asset value, end of period                                     $5.22
   CLASS B RATIOS/SUPPLEMENTAL DATA
   Total return                                                        1.88%
   Net assets, end of period (in thousands)                            $599
   Ratio of expenses to average net assets                             1.85%(2)
   Ratio of net investment income to average net assets                5.19%(2)
   Portfolio turnover rate                                            26.78%(2)
======================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class C share outstanding throughout the period:



                                                               FOR THE
                                                `            PERIOD FROM
                                                            10/8/99(1) TO
                                                               3/31/00
   CLASS C PER-SHARE DATA
   Net asset value, beginning of period                          $5.23
-----------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.12
     Net realized and unrealized loss on investments             (0.01)
-----------------------------------------------------------------------------
   Total from investment operations                               0.11
-----------------------------------------------------------------------------
   Less dividends declared from net investment income            (0.12)
-----------------------------------------------------------------------------
   Net asset value, end of period                                $5.22
   CLASS C RATIOS/SUPPLEMENTAL DATA
   Total return                                                   2.08%
   Net assets, end of period (in thousands)                       $269
   Ratio of expenses to average net assets                        2.07%(2)
   Ratio of net investment income to average net assets           4.98%(2)
   Portfolio turnover rate                                       26.78%(2)
=============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

GOVERNMENT SECURITIES FUND

For a Class Y share outstanding throughout each period:




                                                               FOR THE FISCAL YEAR                            FOR THE
                                                                 ENDED MARCH 31,                            PERIOD FROM
                                            ------------------------------------------------------------    9/27/95(1) TO
                                              2000            1999            1998           1997             3/31/96
   CLASS Y PER-SHARE DATA
   Net asset value,
   beginning of period                        $5.43           $5.46           $5.19          $5.32             $5.33
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                     0.33            0.33            0.34           0.34              0.17
     Net realized and
     unrealized gain (loss)
     on investments                           (0.21)          (0.03)           0.27          (0.13)            (0.01)
---------------------------------------------------------------------------------------------------------------------------
   Total from investment
   operations                                  0.12            0.30            0.61           0.21              0.16
---------------------------------------------------------------------------------------------------------------------------
   Less dividends declared
   from net investment income                 (0.33)          (0.33)          (0.34)         (0.34)            (0.17)
---------------------------------------------------------------------------------------------------------------------------
   Net asset value, end of period             $5.22           $5.43           $5.46          $5.19             $5.32
   CLASS Y RATIOS/SUPPLEMENTAL DATA

   Total return                                2.20%           5.71%         12.02%           3.99%             3.04%
   Net assets, end of period
   (in millions)                                 $2              $2             $2              $1                $1
   Ratio of expenses to
   average net assets                          0.75%           0.68%          0.66%           0.67%             0.60%(2)
   Ratio of net investment
   income to average net assets                6.15%           6.10%          6.37%           6.41%             6.40%(2)
   Portfolio turnover rate                    26.78%          37.06%         35.18%          34.18%            63.05%(2)
==============================================================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' report, along with the Fund's financial statements for the fiscal year ended March 31, 2000, is included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:



                                    FOR THE FISCAL YEAR ENDED MARCH 31,
                             ---------------------------------------------------
                                 2000      1999     1998      1997     1996
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.09     $8.70
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income        0.78      0.81      0.82     0.80      0.79
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.16      0.40
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.06)     0.15      1.61     0.96      1.19
--------------------------------------------------------------------------------
  Less dividends from net
  investment income            (0.79)    (0.80)    (0.82)   (0.80)    (0.80)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25     $9.09
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)              -0.65%     1.70%    18.03%   10.94%    14.16%
  Net assets, end of
  period (in millions)          $826    $1,009   $1,102      $983     $972
  Ratio of expenses
  to average net assets         1.04%     0.94%     0.84%    0.89%     0.85%
  Ratio of net investment
  income to average
  net assets                    8.65%     8.44%     8.38%    8.68%     8.74%
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%    41.67%
================================================================================

(1) ON JULY 31, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.
(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.

HIGH INCOME FUND

For a Class B share outstanding throughout the period:



                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                             $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                            0.36
   Net realized and unrealized loss on investments                 (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                  0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                        (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                   $8.54

CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                      0.61%
  Net assets, end of period (in millions)                             $3
  Ratio of expenses to average net assets                           1.96%(2)
  Ratio of net investment income to average net assets              7.79%(2)
  Portfolio turnover rate                                          41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class C share outstanding throughout the period:


                                                                  FOR THE
                                                                 PERIOD FROM
                                                                10/4/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA
  Net asset value, beginning of period                            $8.84
----------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                           0.36
   Net realized and unrealized loss on investments                (0.30)
----------------------------------------------------------------------------
  Total from investment operations                                 0.06
----------------------------------------------------------------------------
  Less dividends from net investment income                       (0.36)
----------------------------------------------------------------------------
  Net asset value, end of period                                  $8.54
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                     0.65%
  Net assets, end of period (in thousands)                         $404
  Ratio of expenses to average net assets                          1.91%(2)
  Ratio of net investment income to average net assets             7.88%(2)
  Portfolio turnover rate                                         41.55%(2)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

HIGH INCOME FUND

For a Class Y share outstanding throughout each period:



                                                                     FOR THE
                             FOR THE FISCAL YEAR ENDED MARCH 31,   PERIOD FROM
                          --------------------------------------   1/4/96(1) TO
                             2000     1999      1998      1997      3/31/96
CLASS Y PER-SHARE DATA
  Net asset value,
  beginning of period          $9.39    $10.04     $9.25    $9.10    $9.19
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment
   income                       0.81      0.83      0.82     0.81     0.20
   Net realized and
   unrealized gain (loss)
   on investments              (0.84)    (0.66)     0.79     0.15    (0.10)
--------------------------------------------------------------------------------
  Total from investment
  operations                   (0.03)     0.17      1.61     0.96     0.10
--------------------------------------------------------------------------------
  Less dividends from
  net investment income        (0.82)    (0.82)    (0.82)   (0.81)   (0.19)
--------------------------------------------------------------------------------
  Net asset value,
  end of period                $8.54     $9.39    $10.04    $9.25    $9.10
CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                 -0.39%     1.90%    18.13%   11.07%    1.00%
  Net assets, end of
  period (in millions)            $2        $2        $3       $3       $2
  Ratio of expenses to
  average net assets            0.79%     0.74%     0.77%    0.77%    0.80%(2)
  Ratio of net investment
  income to average
  net assets                    8.91%     8.62%     8.46%    8.78%    8.55%(2)
  Portfolio turnover rate      41.55%    53.19%    63.40%   53.17%   41.67%(2)
================================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.

[GRAPHIC]
-------------------------------------------------------------------------------
HIGH INCOME FUND II

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):



                        FOR THE        FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                      SIX MONTHS   -----------------------------------------------
                     ENDED 3/31/00     1999     1998     1997     1996     1995

CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period        $3.88    $4.12   $4.42    $4.14    $4.03    $3.96
--------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income      0.17     0.35    0.37     0.36     0.35     0.35
   Net realized and
   unrealized gain (loss)
   on investments            (0.13)   (0.24)  (0.30)    0.28     0.11     0.07
--------------------------------------------------------------------------------
  Total from investment
  operations                  0.04     0.11    0.07     0.64     0.46     0.42
--------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                     (0.17)   (0.35)  (0.37)   (0.36)   (0.35)   (0.35)
--------------------------------------------------------------------------------
  Net asset value, end of
  period                     $3.75    $3.88   $4.12    $4.42    $4.14    $4.03
CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(2)             0.94%    2.66%   1.22%   16.20%   11.90%   11.25%
  Net assets, end of
  period (in millions)        $328     $371    $416     $407     $368     $368
  Ratio of expenses
  to average net assets       1.17%(3) 1.06%   0.96%    0.93%    0.95%    0.89%
  Ratio of net investment
  income to average
  net assets                  8.70%(3) 8.60%   8.26%    8.54%    8.60%    8.93%
  Portfolio turnover rate    27.31%   46.17%  58.85%   64.38%   55.64%   26.82%
================================================================================

(1) ON JANUARY 12, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A SHARES.

(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3) ANNUALIZED.

HIGH INCOME FUND II

For a Class B share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $3.88
-------------------------------------------------------------------------------

  Income from investment operations:
   Net investment income                                               0.15
   Net realized and unrealized loss on investments                    (0.13)
-------------------------------------------------------------------------------

  Total from investment operations                                     0.02
-------------------------------------------------------------------------------
  Less dividends declared from net investment income                  (0.15)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $3.75
CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                         0.31%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              2.06%(2)
  Ratio of net investment income to average net assets                 7.77%(2)
  Portfolio turnover rate                                             27.31%(3)
===============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

HIGH INCOME FUND II

For a Class C share outstanding throughout the period:


                                                                   FOR THE
                                                                 PERIOD FROM
                                                                10/6/99(1) TO
                                                                   3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                              $3.88
---------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                             0.15
   Net realized and unrealized loss on investments                  (0.13)
---------------------------------------------------------------------------
  Total from investment operations                                   0.02
---------------------------------------------------------------------------
  Less dividends declared from net investment income                (0.15)
---------------------------------------------------------------------------
  Net asset value, end of period                                    $3.75
CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                       0.28%
  Net assets, end of period (in thousands)                           $195
  Ratio of expenses to average net assets                            2.11%(2)
  Ratio of net investment income to average net assets               7.73%(2)
  Portfolio turnover rate                                           27.31%(3)
============================================================================


(1) COMMENCEMENT OF OPERATIONS.


(2) ANNUALIZED.


(3) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
HIGH INCOME FUND II

For a Class Y share outstanding throughout each period:


                                            FOR THE FISCAL YEAR          FOR THE
                              FOR THE        ENDED SEPTEMBER 30,       PERIOD FROM
                            SIX MONTHS    -------------------------   2/27/96(1) TO
                          ENDED 3/31/00   1999       1998     1997       9/30/96
CLASS Y PER-SHARE DATA

  Net asset value,
  beginning of period         $3.88       $4.12      $4.42    $4.14    $4.15
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income       0.18        0.36       0.37     0.37     0.21

   Net realized and
   unrealized gain (loss)
   on investments             (0.13)      (0.24)     (0.30)    0.28    (0.01)
-----------------------------------------------------------------------------------------
  Total from investment
  operations                   0.05        0.12       0.07     0.65     0.20
-----------------------------------------------------------------------------------------
  Less dividends declared
  from net investment
  income                      (0.18)      (0.36)     (0.37)   (0.37)   (0.21)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                     $3.75       $3.88      $4.12    $4.42    $4.14

CLASS Y RATIOS/SUPPLEMENT DATA

  Total return                 1.10%       2.95%      1.38%   16.38%    5.00%

  Net assets, end of
  period (in millions)           $3          $3         $2       $2       $2

  Ratio of expenses to
  average net assets           0.84%(2)    0.77%      0.79%    0.77%    0.77%(2)

  Ratio of net
  investment income to
  average net assets           8.98%(2)    8.89%      8.43%    8.69%    8.83%(2)

  Portfolio turnover rate     27.31%      46.17%     58.85%   64.38%   55.64%(2)
=========================================================================================

(1)  COMMENCEMENT OF OPERATIONS.
(2)  ANNUALIZED.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                              FOR THE
                             SIX MONTHS   FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                               ENDED      ---------------------------------------
                              3/31/00      1999     1998    1997     1996    1995
CLASS A PER-SHARE DATA

  Net asset value,
  beginning of period          $6.90       $7.63    $7.47   $7.32    $7.25   $6.91
-----------------------------------------------------------------------------------------
  Income from investment
  operations:

   Net investment income        0.18        0.36     0.37    0.38    0.39     0.39

   Net realized and unrealized
   gain (loss) on investments  (0.13)      (0.61)    0.25    0.30    0.12     0.38
-----------------------------------------------------------------------------------------
  Total from investment
  operations                    0.05       (0.25)    0.62    0.68    0.51     0.77
-----------------------------------------------------------------------------------------
  Less distributions:

   From net investment income  (0.18)      (0.37)   (0.37)  (0.37)  (0.39)   (0.39)

   From capital gains          (0.03)      (0.11)   (0.09)  (0.16)  (0.05)   (0.00)

   In excess of capital gains  (0.04)      (0.00)   (0.00)  (0.00)  (0.00)   (0.04)
-----------------------------------------------------------------------------------------
  Total distributions          (0.25)      (0.48)   (0.46)  (0.53)  (0.44)   (0.43)
-----------------------------------------------------------------------------------------
  Net asset value, end of
   period                      $6.70       $6.90    $7.63   $7.47   $7.32    $7.25

CLASS A RATIOS/SUPPLEMENTAL DATA

  Total return(2)               0.83%      -3.46%    8.67%   9.77%   7.16%   11.51%

  Net assets, end of period
   (in millions)                $774        $874     $997    $994    $997     $975

  Ratio of expenses to average
   net assets                   0.90%(3)    0.79%    0.72%   0.67%   0.68%    0.65%

  Ratio of net investment
  income to average net assets  5.30%(3)    4.98%    4.95%   5.14%   5.23%    5.51%

  Portfolio turnover
   rate                         9.41%      30.93%   50.65%  47.24%  74.97%   70.67%
=========================================================================================


(1)  ON JANUARY 21, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(3)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class B share outstanding throughout the period:


                                                                    FOR THE
                                                                  PERIOD FROM
                                                                 10/5/99(1) TO
                                                                    3/31/00
CLASS B PER-SHARE DATA

  Net asset value, beginning of period                               $6.87
-----------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                              0.15

   Net realized and unrealized loss on investments                   (0.10)
-----------------------------------------------------------------------------------
  Total from investment operations                                    0.05
-----------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                        (0.15)

   From capital gains                                                (0.03)

   In excess of capital gains                                        (0.04)
-----------------------------------------------------------------------------------
  Total distributions                                                (0.22)
-----------------------------------------------------------------------------------
  Net asset value, end of period                                     $6.70

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                        0.78%

  Net assets, end of period (in thousands)                            $421

  Ratio of expenses to average net assets                             1.88%(2)

  Ratio of net investment income to average net assets                4.34%(2)

  Portfolio turnover rate                                             9.41%(3)
===================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class C share outstanding throughout the period:

                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   10/7/99(1) TO
                                                                     3/31/00
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $6.87
--------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                                               0.15

   Net realized and unrealized loss on investments                    (0.10)
--------------------------------------------------------------------------------
  Total from investment operations                                     0.05
--------------------------------------------------------------------------------
  Less distributions:

   From net investment income                                         (0.15)

   From capital gains                                                 (0.03)

   In excess of capital gains                                         (0.04)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.22)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $6.70

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         0.78%

  Net assets, end of period (in thousands)                             $202

  Ratio of expenses to average net assets                              1.92%(2)

  Ratio of net investment income to average net assets                 4.30%(2)

  Portfolio turnover rate                                              9.41%(3)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL BOND FUND

For a Class Y share outstanding throughout each period:


                                                       FOR THE           FOR THE
                                                      SIX MONTHS        PERIOD FROM
                                                        ENDED         12/30/98(1) TO
                                                       3/31/00           9/30/99
CLASS Y PER-SHARE DATA

  Net asset value, beginning of period                 $6.90             $7.41
----------------------------------------------------------------------------------------
  Income from investment operations:

   Net investment income                               0.19               0.28

   Net realized and unrealized loss on investments    (0.14)             (0.51)
----------------------------------------------------------------------------------------
  Total from investment operations                     0.05              (0.23)
----------------------------------------------------------------------------------------
  Less distributions

   From net investment income                         (0.18)             (0.28)

   From capital gains                                 (0.03)             (0.00)

   In excess of capital gains                         (0.04)             (0.00)
----------------------------------------------------------------------------------------
  Total distributions                                 (0.25)             (0.28)
----------------------------------------------------------------------------------------
  Net asset value, end of period                      $6.70              $6.90

CLASS Y RATIOS/SUPPLEMENTAL DATA

  Total return                                         0.84%             -3.21%

  Net assets, end of period (in thousands)           $7,954                 $2

  Ratio of expenses to average net assets              0.74%(2)           0.67%(2)

  Ratio of net investment income to average net
   assets                                              5.47%(2)           5.08%(2)

  Portfolio turnover rate                              9.41%             30.93%(3)
========================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.


(3)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1999 and the six months ended March 31, 2000, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period(1):


                               FOR THE
                             SIX MONTHS     FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                ENDED       ---------------------------------------
                               3/31/00       1999    1998     1997    1996    1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $5.19       $5.69    $5.55   $5.31   $5.27   $5.12
--------------------------------------------------------------------------------------
  Income from investment
  operations:
   Net investment income         0.15       0.31     0.32     0.34    0.34    0.35
   Net realized and unrealized
   gain (loss) on investments   (0.25)     (0.37)    0.21     0.25    0.04    0.17
--------------------------------------------------------------------------------------
  Total from investment
  operations                    (0.10)     (0.06)    0.53     0.59    0.38    0.52
--------------------------------------------------------------------------------------
  Less distributions:
   Declared from net
   investment income            (0.15)     (0.31)   (0.32)   (0.34)  (0.34)  (0.35)
   From capital gains           (0.00)(2)  (0.13)   (0.07)   (0.01)  (0.00)  (0.00)
   In excess of capital gains   (0.00)(2)  (0.00)   (0.00)   (0.00)  (0.00)  (0.02)
--------------------------------------------------------------------------------------
  Total distributions           (0.15)     (0.44)   (0.39)   (0.35)  (0.34)  (0.37)
--------------------------------------------------------------------------------------
  Net asset value, end of
   period                       $4.94      $5.19    $5.69    $5.55   $5.31   $5.27

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return(3)              -1.82%     -1.22%    9.88%   11.45%   7.40%  10.63%
  Net assets, end of
  period (in millions)           $437       $510     $522     $474    $400    $383
  Ratio of expenses to
  average net assets             0.95%(4)   0.87%    0.82%   0.78%    0.81%   0.76%
  Ratio of net investment
  income to average net assets   6.03%(4)   5.59%    5.72%   6.19%    6.41%   6.75%
  Portfolio turnover rate       10.60%     26.83%   35.16%  19.47%   26.91%  19.07%
======================================================================================


(1)  ON JANUARY 30, 1996, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  NOT SHOWN DUE TO ROUNDING.


(3) TOTAL RETURN CALCULATED WITHOUT TAKING INTO ACCOUNT THE SALES LOAD DEDUCTED ON AN INITIAL PURCHASE.


(4)  ANNUALIZED.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a class B share outstanding throughout the period:

                                                                      FOR THE
                                                                    PERIOD FROM
                                                                    10/5/99(1) TO
                                                                     3/31/00
  CLASS B PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS B RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.88%
  Net assets, end of period (in millions)                                $1
  Ratio of expenses to average net assets                              1.96%(3)
  Ratio of net investment income to average net assets                 5.10%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4) FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class C share outstanding throughout the period:

                                                                   FOR THE
                                                                 PERIOD FROM
                                                                 10/8/99(1) TO
                                                                   3/31/00
  CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $5.16
--------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                                               0.12
   Net realized and unrealized loss on investments                    (0.22)
--------------------------------------------------------------------------------
  Total from investment operations                                    (0.10)
--------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income                                (0.12)
   From capital gains                                                 (0.00)(2)
   In excess of capital gains                                         (0.00)(2)
--------------------------------------------------------------------------------
  Total distributions                                                 (0.12)
--------------------------------------------------------------------------------
  Net asset value, end of period                                      $4.94

  CLASS C RATIOS/SUPPLEMENTAL DATA
  Total return                                                        -1.91%
  Net assets, end of period (in thousands)                             $331
  Ratio of expenses to average net assets                              1.87%(3)
  Ratio of net investment income to average net assets                 5.16%(3)
  Portfolio turnover rate                                             10.60%(4)
================================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE SIX MONTHS ENDED MARCH 31, 2000.

--------------------------------------------------------------------------------
MUNICIPAL HIGH INCOME FUND

For a Class Y share outstanding throughout each period:


                                         FOR THE         FOR THE         FOR THE
                                       SIX MONTHS      PERIOD FROM     PERIOD FROM
                                          ENDED       12/30/98(1) TO     7/1/98(1) TO
                                         3/31/00        9/30/99          8/25/98
  CLASS Y PER-SHARE DATA
  Net asset value, beginning of period    $5.19          $5.65            $5.64
------------------------------------------------------------------------------------------
  Income from investment operations:
   Net investment income                   0.15           0.24             0.05
   Net realized and unrealized
   gain (loss) on investments             (0.25)         (0.33)            0.01
------------------------------------------------------------------------------------------
  Total from investment operations        (0.10)         (0.09)            0.06
------------------------------------------------------------------------------------------
  Less distributions:
   Declared from net investment income    (0.15)         (0.24)         (0.05)
   From capital gains                     (0.00)(2)      (0.13)         (0.00)
   In excess of capital gains             (0.00)(2)      (0.00)         (0.00)
------------------------------------------------------------------------------------------
  Total distributions                     (0.15)         (0.37)         (0.05)
------------------------------------------------------------------------------------------
  Net asset value, end of period          $4.94          $5.19          $5.65

  CLASS Y RATIOS/SUPPLEMENTAL DATA
  Total return                            -1.60%         -1.53%          1.07%
  Net assets, end of period (in thousands)   $2             $2             $0
  Ratio of expenses to average net assets  0.94%(3)       0.80%(3)       0.61%(3)
  Ratio of net investment income
  to average net assets                    5.94%(3)       5.68%(3)       5.99%(3)
  Portfolio turnover rate                 10.60%         26.83%(4)      35.16%(3)
==========================================================================================


(1) CLASS Y SHARES COMMENCED OPERATIONS ON JULY 1, 1998 AND CONTINUED OPERATIONS UNTIL AUGUST 25, 1998 WHEN ALL OUTSTANDING CLASS Y SHARES WERE REDEEMED AT THE ENDING NET ASSET VALUE SHOWN IN THE TABLE. OPERATIONS RECOMMENCED ON DECEMBER 30, 1998.


(2)  NOT SHOWN DUE TO ROUNDING.


(3)  ANNUALIZED.


(4)  FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999.

[GRAPHIC]
--------------------------------------------------------------------------------
CASH MANAGEMENT

This information has been audited by Deloitte & Touche LLP, whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended June 30, 1999 and the six months ended December 31, 1999, are included in the Fund's SAI, which is available upon request.


For a Class A share outstanding throughout each period1:


                               FOR THE
                             SIX MONTHS      FOR THE FISCAL YEAR ENDED JUNE 30,
                               ENDED       ----------------------------------------
                              12/31/99     1999     1998     1997     1996     1995
  CLASS A PER-SHARE DATA
  Net asset value,
  beginning of period           $1.00     $1.00    $1.00    $1.00    $1.00    $1.00
-------------------------------------------------------------------------------------
  Net investment income        0.0241    0.0455   0.0484   0.0472   0.0487   0.0465
  Less dividends declared     (0.0241)  (0.0455) (0.0484) (0.0472) (0.0487) (0.0465)
-------------------------------------------------------------------------------------
  Net asset value, end of
  period                        $1.00     $1.00    $1.00    $1.00    $1.00    $1.00

  CLASS A RATIOS/SUPPLEMENTAL DATA
  Total return                   2.47%     4.67%    4.93%    4.80%    5.01%    4.74%
  Net assets, end of
  period (in millions)           $800      $667     $533     $514     $402     $369
  Ratio of expenses to
  average net assets             0.83%(2)  0.83%    0.89%    0.87%    0.91%    0.97%
  Ratio of net investment
  income to average net assets   4.72%(2)  4.54%    4.84%    4.70%    4.89%    4.68%
=====================================================================================


(1)  ON SEPTEMBER 5, 1995, FUND SHARES OUTSTANDING WERE DESIGNATED CLASS A
     SHARES.


(2)  ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT


For a Class B share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99

CLASS B PER-SHARE DATA
  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0120
  Less dividends declared                                           (0.0120)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS B RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.21%
  Net assets, end of period (in millions)                                 $3
  Ratio of expenses to average net assets                              1.65%(2)
  Ratio of net investment income to average net assets                 4.25%(2)
===============================================================================


(1)COMMENCEMENT OF OPERATIONS.


(2)ANNUALIZED.

-------------------------------------------------------------------------------
CASH MANAGEMENT

For a Class C share outstanding throughout the period:


                                                                     FOR THE
                                                                   PERIOD FROM
                                                                   9/9/99(1) to
                                                                    12/31/99
CLASS C PER-SHARE DATA

  Net asset value, beginning of period                                $1.00
-------------------------------------------------------------------------------
  Net investment income                                              0.0119
  Less dividends declared                                           (0.0119)
-------------------------------------------------------------------------------
  Net asset value, end of period                                      $1.00

CLASS C RATIOS/SUPPLEMENTAL DATA

  Total return                                                         1.20%
  Net assets, end of period (in thousands)                              $160
  Ratio of expenses to average net assets                              1.81%(2)
  Ratio of net investment income to average net assets                 4.13%(2)
===============================================================================


(1)  COMMENCEMENT OF OPERATIONS.


(2)  ANNUALIZED.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

This space is intended for your notes and calculations.

[GRAPHIC]
================================================================================

WADDELL & REED ADVISORS FUNDS


CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64141

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N. W.
Washington, D. C.  20036

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1010 Grand Boulevard
Kansas City, Missouri
64106-2232

INVESTMENT MANAGER
Waddell & Reed Investment
Management Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

UNDERWRITER
Waddell & Reed, Inc.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

SHAREHOLDER SERVICING AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

ACCOUNTING SERVICES AGENT
Waddell & Reed
Services Company
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913-236-2000
888-WADDELL

[GRAPHIC]
--------------------------------------------------------------------------------

WADDELL & REED ADVISORS FUNDS


You can get more information about each Fund in its --


- STATEMENT OF ADDITIONAL INFORMATION (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).


- ANNUAL AND SEMIANNUAL REPORTS TO SHAREHOLDERS, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.


To request a copy of a Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.


Information about each Fund (including the current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 202-942-8090.

   The Funds' SEC file numbers are as follows:
      Waddell & Reed Advisors Funds, Inc. Bond Fund:  811-2552
      Waddell & Reed Advisors Cash Management, Inc.:  811-2922
      Waddell & Reed Advisors Government Securities Fund, Inc.: 811-3458 Waddell & Reed Advisors High Income Fund, Inc.: 811-2907
      Waddell & Reed Advisors High Income Fund II, Inc.: 811-4520 Waddell & Reed Advisors Municipal Bond Fund, Inc.: 811-2657 Waddell & Reed Advisors Municipal High Income Fund, Inc.: 811-4427


[LOGO] WADDELL & REED                                 Waddell & Reed, Inc.
       FINANCIAL SERVICES-Registered Trademark-       6300 Lamar Avenue, P. O. Box 29217
-------------------------                             Shawnee Mission, Kansas 66201-9217
INVESTING. WITH A PLAN-SM-.                           913-236-2000
                                                      888-WADDELL

                       WADDELL & REED ADVISORS FUNDS, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                  913-236-2000
                                   888-WADDELL

                                  June 30, 2000


                       STATEMENT OF ADDITIONAL INFORMATION

       This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with a prospectus ("Prospectus") for the Waddell & Reed Advisors Funds, Inc. (the "Corporation"), formerly, United Funds, Inc., dated June 30, 2000, which may be obtained from the Corporation or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS
       Performance Information ............................................. 2

       Investment Strategies, Policies and Practices........................ 6

       Investment Management and Other Services ............................42

       Purchase, Redemption and Pricing of Shares ..........................49

       Directors and Officers ..............................................68

       Payments to Shareholders ............................................80

       Taxes ...............................................................81

       Portfolio Transactions and Brokerage ................................86

       Other Information ...................................................90

       Financial Statements ................................................92

         Waddell & Reed Advisors Funds, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Corporation is an open-end, diversified management company organized as a Maryland corporation on February 21, 1974, as a successor to a Delaware corporation which commenced operations in 1940.

                             PERFORMANCE INFORMATION

       Waddell & Reed, Inc., the Corporation's underwriter, or the Corporation may, from time to time, publish for one or more of the four Funds' total return information, yield information and/or performance rankings in advertisements and sales materials.

TOTAL RETURN

       Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares, deducting the maximum sales load of 5.75%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of a Fund is:

               n
       P(1 + T)  =     ERV

      Where :  P =     $1,000 initial payment
               T =     Average annual total return
               n =     Number of years
             ERV =     Ending redeemable value of the $1,000
                       investment for the periods shown.

       Non-standardized performance information may also be presented. For example, a Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

       The average annual total return quotations for Class A shares with sales load deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                            One-year             Five-year            Ten-year
                           period from          period from          period from
                            1-1-99 to            1-1-95 to            1-1-90 to
                            12-31-99             12-31-99             12-31-99
                           -----------          -----------          -----------
Accumulative Fund             18.49%               23.17%               14.65%
Bond Fund                     -6.77%                6.42%                6.84%
Income Fund                    9.72%               22.01%               15.51%
Science and
  Technology Fund             91.27%               40.63%               25.46%


       The average annual total return quotations for Class A shares without sales load deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:


                            One-year             Five-year            Ten-year
                           period from          period from          period from
                            1-1-99 to            1-1-95 to            -1-90 to
                            12-31-99             12-31-99             12-31-99
                           -----------          -----------          -----------
Accumulative Fund             25.72%               24.64%               15.33%
Bond Fund                     -1.08%                7.69%                7.48%
Income Fund                   16.41%               23.46%               16.19%
Science and
  Technology Fund            102.93%               42.30%               26.21%


       Prior to October 1, 1993, Waddell & Reed Advisors Science and Technology Fund was named United Science and Energy Fund, and its investment policies related to investments in science and energy securities rather than science and technology securities.


       Prior to June 17, 1995, each Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares.

       The cumulative total return quotation for Class B shares of each Fund with the maximum deferred sales charge deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the period shown was as follows:



                           Period from
                       class inception* to
                        December 31, 1999
                        -----------------
Accumulative Fund             17.89%
Bond Fund                     -4.64%
Income Fund                    6.53%
Science and
  Technology Fund             53.62%


*For Waddell & Reed Advisors Bond Fund, September 9, 1999; and for Waddell &
 Reed Advisors Accumulative Fund, Waddell & Reed Advisors Income Fund and Waddell & Reed Advisors Science and Technology Fund, October 4, 1999.

       The cumulative total return quotation for the Class B shares of each fund without the maximum deferred sales charge deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown was as follows:


                           Period from
                       class inception* to
                        December 31, 1999
                        -----------------
Accumulative Fund             22.89%
Bond Fund                      0.30%
Income Fund                   11.53%
Science and
  Technology Fund             58.62%


*For Waddell & Reed Advisors Bond Fund, September 9, 1999; and for Waddell &
 Reed Advisors Accumulative Fund, Waddell & Reed Advisors Income Fund and Waddell & Reed Advisors Science and Technology Fund, October 4, 1999.

       The cumulative total return quotations for Class C shares of each Fund with the maximum deferred sales charge deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                           Period from
                       class inception* to
                        December 31, 1999
                        -----------------
Accumulative Fund             20.45%
Bond Fund                     -0.86%
Income Fund                   10.53%
Science and
  Technology Fund             57.70%


*For Waddell & Reed Advisors Bond Fund, September 9, 1999; for Waddell & Reed
 Advisors Income Fund and Waddell & Reed Advisors Science and Technology Fund, October 4, 1999; and for Waddell & Reed Advisors Accumulative Fund,
 October 6, 1999.

       The cumulative total return quotations for the Class C shares of each fund without the maximum deferred sales charge deducted as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                           Period from
                       class inception* to
                        December 31, 1999
                        -----------------
Accumulative Fund             21.45%
Bond Fund                      0.13%
Income Fund                   11.53%
Science and
  Technology Fund             58.70%

*For Waddell & Reed Advisors Bond Fund, September 9, 1999; for Waddell & Reed
 Advisors Income Fund and Waddell & Reed Advisors Science and Technology Fund, October 4, 1999; and for Waddell & Reed Advisors Accumulative Fund,
 October 6, 1999.

       The total return quotations for Class Y shares as of December 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                            One year
                             period            Period from class
                              ended              inception* to
                        December 31, 1999      December 31, 1999
                        -----------------      -----------------
Accumulative Fund             25.95%               22.93%
Bond Fund                     -0.81%                5.93%
Income Fund                   16.67%               21.45%
Science and
  Technology Fund            103.72%               39.63%


*For Waddell & Reed Advisors Income Fund and Waddell & Reed Advisors Bond Fund,
 June 19, 1995; for Waddell & Reed Advisors Accumulative Fund, July 11, 1995; and for Waddell & Reed Advisors Science and Technology Fund February 27, 1996.

       A Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

YIELD

       Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of a Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

                                6
      Yield = 2((((a - b)/cd)+1)  -1)

Where, with respect to a particular class of a Fund:
          a = dividends and interest earned during the period.
          b = expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share of the class on the last day of the period.

         The yield for Waddell & Reed Advisors Bond Fund Class A shares computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is 5.78%. The yield for Waddell & Reed Advisors Bond Fund Class B shares computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is 5.46%. The yield for Waddell & Reed Advisors Bond Fund Class C shares computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is 5.86%. The yield for Waddell & Reed Advisors Bond Fund Class Y shares computed according to the formula for the 30-day period ended on December 31, 1999, the date of the most recent balance sheet included in this SAI, is 6.48%.


       Change in yields primarily reflect different interest rates received by a Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

PERFORMANCE RANKINGS AND OTHER INFORMATION

       Waddell & Reed, Inc. or the Corporation also may, from time to time, publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, FORTUNE OR MORNINGSTAR MUTUAL FUND VALUES. Each class of a Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

       Performance information for a Fund may be accompanied by information about market conditions and other factors that affected the Fund's performance for the period(s) shown.

       All performance information that a Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of a Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

       This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Funds' investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which a Fund may invest, in pursuit of the Fund's goal(s). A summary of the risks associated with these instrument types and investment practices is included as well.

       WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by a Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help a Fund achieve its goal(s). See "Investment Restrictions and Limitations" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Funds.

WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND


       As described in the Prospectus, the portfolio of Waddell & Reed Advisors Science and Technology Fund emphasizes science and technology securities. Science and technology securities are securities of companies whose products, processes or services, in the opinion of WRIMCO, are being or are expected to be significantly benefited by the utilization or commercial application of scientific or technological discoveries or developments in such areas as aerospace, communications and electronic equipment, computer systems, computer software and services, electronics, electronic media, business machines, office equipment and supplies, biotechnology, medical and hospital supplies and services, medical devices and drugs.


WADDELL & REED ADVISORS BOND FUND

       In selecting debt securities for the portfolio of this Fund, consideration will be given to their yield; this yield would include the yield to maturity in the case of debt securities purchased at a discount. Consideration will also be given to the relative safety of debt securities purchased and, in the case of convertible debt securities, the possibility of capital growth.

       Among the other debt securities in which the Fund may invest are deposits in banks (represented by certificates of deposit or other evidence of deposit issued by such banks) of varying maturities. The Federal Deposit Insurance Corporation insures the principal of certain such deposits ("Insured Deposits"), currently to the extent of $100,000 per bank. Insured Deposits are not marketable, and the Fund will invest in them only within the 10% limit mentioned below under "Illiquid Investments" unless such obligations are payable at principal amount plus accrued interest on demand or within seven days after demand.

       A debt security may not be purchased if, at the time of purchase, it is in default in the payment of interest or if there is less than $1,000,000 principal amount outstanding.

SECURITIES - GENERAL

       The main types of securities in which the Funds may invest include common stock, preferred stock, debt securities and convertible securities. Although common stocks and other equity securities have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies. A Fund may invest in preferred stock rated in any rating category of the established rating services or, if unrated, judged by WRIMCO to be of equivalent quality. Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of quality. As a general matter, however, when interest rates rise, the values of fixed-rate securities fall and, conversely, when interest rates fall, the values of fixed-rate debt securities rise. Similarly, long-term bonds are generally more sensitive to interest rate changes than short-term bonds.

       Lower quality debt securities (commonly called "junk bonds") are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by a Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in a Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

       Each of the Funds may invest in debt securities rated in any rating category of the established rating services, including securities rated in the lowest category (securities rated D by Standard & Poor's ("S&P") and C by Moody's Investors Service, Inc. ("MIS")). Debt securities rated D by S&P or C by MIS are in payment default or are regarded as having extremely poor prospects of ever attaining any real investment standing. Debt securities rated at least BBB by S&P or Baa by MIS are considered to be investment grade debt securities. Securities rated BBB or Baa may have speculative characteristics. In addition, a Fund will treat unrated securities judged by WRIMCO to be of equivalent quality to a rated security as having that rating.

       While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed.

       Each of the Funds may purchase debt securities whose principal amount at maturity is dependent upon the performance of a specified equity security. The issuer of such debt securities, typically an investment banking firm, is unaffiliated with the issuer of the equity security to whose performance the debt security is linked. Equity-linked debt securities differ from ordinary debt securities in that the principal amount received at maturity is not fixed, but is based on the price of the linked equity security at the time the debt security matures. The performance of equity-linked debt securities depends primarily on the performance of the linked equity security and may also be influenced by interest rate changes. In addition, although the debt securities are typically adjusted for diluting events such as stock splits, stock dividends and certain other events affecting the market value of the linked equity security, the debt securities are not adjusted for subsequent issuances of the linked equity security for cash. Such an issuance could adversely affect the price of the debt security. In addition to the equity risk relating to the linked equity security, such debt securities are also subject to credit risk with regard to the issuer of the debt security. In general, however, such debt securities are less volatile than the equity securities to which they are linked.

       Each of the Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities generally have higher yields than common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities, are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and provide the potential for capital appreciation if the market price of the underlying common stock increases.

       The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value.

       Each of the Funds may also invest in a type of convertible preferred stock that pays a cumulative, fixed dividend that is senior to, and expected to be in excess of, the dividends paid on the common stock of the issuer. At the mandatory conversion date, the preferred stock is converted into not more than one share of the issuer's common stock at the "call price" that was established at the time the preferred stock was issued. If the price per share of the related common stock on the mandatory conversion date is less than the call price, the holder of the preferred stock will nonetheless receive only one share of common stock for each share of preferred stock (plus cash in the amount of any accrued but unpaid dividends). At any time prior to the mandatory conversion date, the issuer may redeem the preferred stock upon issuing to the holder a number of shares of common stock equal to the call price of the preferred stock in effect on the date of redemption divided by the market value of the common stock, with such market value typically determined one or two trading days prior to the date notice of redemption is given. The issuer must also pay the holder of the preferred stock cash in an amount equal to any accrued but unpaid dividends on the preferred stock. This convertible preferred stock is subject to the same market risk as the common stock of the issuer, except to the extent that such risk is mitigated by the higher dividend paid on the preferred stock. The opportunity for equity appreciation afforded by an investment in such convertible preferred stock, however, is limited, because in the event the market value of the issuer's common stock increases to or above the call price of the preferred stock, the issuer may (and would be expected to) call the preferred stock for redemption at the call price. This convertible preferred stock is also subject to credit risk with regard to the ability of the issuer to pay the dividend established upon issuance of the preferred stock. Generally, convertible preferred stock is less volatile than the related common stock of the issuer.

SPECIFIC SECURITIES AND INVESTMENT PRACTICES

  U.S. GOVERNMENT SECURITIES

       Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities") are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than ten years). All such Treasury securities are backed by the full faith and credit of the United States.

       U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (also known as the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

       Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. Waddell & Reed Advisors Bond Fund will invest in securities of agencies and instrumentalities only if WRIMCO is satisfied that the credit risk involved is acceptable.

       U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed and Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

  MONEY MARKET INSTRUMENTS

       Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

  ZERO COUPON SECURITIES

       Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

       Each of the Funds may invest in zero coupon securities that are "stripped" U.S. Treasury notes and bonds, zero coupon bonds of corporate issuers and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from a Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when a Fund otherwise might not have done so.

       A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

       The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

  MORTGAGE-BACKED  AND ASSET-BACKED SECURITIES

       MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

       The U.S. Government mortgage-backed securities in which a Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae, or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

       Each Fund may purchase mortgage-backed securities issued by both government and non-government entities such as banks, mortgage lenders, or other financial institutions. Other types of mortgage-backed securities will likely be developed in the future, and a Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal(s) and investment policies.

       STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

       For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is guaranteed by the U.S. Government or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.


       ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

       SPECIAL CHARACTERISTICS OF MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

       The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

       Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed-rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

       The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity, of the CMO class.

  VARIABLE OR FLOATING RATE INSTRUMENTS

       Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

  INDEXED SECURITIES

       Each Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

       Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

       Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

  FOREIGN SECURITIES AND CURRENCIES

       Each of the Funds may invest in the securities of foreign issuers, including depository receipts. In general, depository receipts are securities convertible into and evidencing ownership of securities of foreign corporate issuers, although depository receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. American depository receipts, in registered form, are dollar-denominated receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. International depository receipts and European depository receipts, in bearer form, are foreign receipts evidencing a similar arrangement and are designed for use by non-U.S. investors and traders in non-U.S. markets. Global depository receipts are designed to facilitate the trading of securities of foreign issuers by U.S. and non-U.S. investors and traders.

       WRIMCO believes that there are investment opportunities as well as risks in investing in foreign securities. Individual foreign economies may differ favorably or unfavorably from the U.S. economy or each other in such matters as gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Individual foreign companies may also differ favorably or unfavorably from domestic companies in the same industry. Foreign currencies may be stronger or weaker than the U.S. dollar or than each other. Thus, the value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. WRIMCO believes that a Fund's ability to invest assets abroad might enable it to take advantage of these differences and strengths where they are favorable.

       However, foreign securities and foreign currencies involve additional significant risks, apart from the risks inherent in U.S. investments. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial conditions and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

       Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

       Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S.

investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be greater possibility of default by foreign governments or government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that WRIMCO will be able to anticipate these potential events or counter their effects.

       The considerations noted above generally are intensified in developing countries. A developing country is a nation that, in WRIMCO's opinion, is likely to experience long-term gross domestic product growth above that expected to occur in the United States, the United Kingdom, France, Germany, Italy, Japan and Canada. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

       Certain foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

       Certain of the Funds could also be adversely affected by the conversion of certain European currencies into the euro. This conversion, which is underway, is scheduled to be completed in 2002. However, problems with the conversion process and delays could increase volatility in world capital markets and affect European capital markets in particular.

       Currency conversion involves dealer spreads and other costs, although commissions are not usually charged. See "Options, Futures and Other Strategies - Forward Currency Contracts."

  RESTRICTED SECURITIES

         Each of the Funds may purchase restricted securities. Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

       There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on an exchange and may be less liquid than listed securities. Certain restricted securities, e.g. 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments."

  INVESTMENT COMPANY SECURITIES

       Each Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

  LENDING SECURITIES

       Securities loans may be made on a short-term or long-term basis for the purpose of increasing a Fund's income. If a Fund lends securities, the borrower pays the Fund an amount equal to the dividends or interest on the securities that the Fund would have received if it had not lent the securities. The Fund also receives additional compensation. Under the Fund's current securities lending procedures, each Fund may lend securities only to broker-dealers and financial institutions deemed creditworthy by WRIMCO.

       Any securities loan that a Fund makes must be collateralized in accordance with applicable regulatory requirements (the "Guidelines"). At the time of each loan, the Fund must receive collateral equal to no less than 100% of the market value of the securities loaned. Under the present Guidelines, the collateral must consist of cash, U.S. Government securities or bank letters of credit, at least equal in value to the market value of the securities lent on each day that the loan is outstanding. If the market value of the lent securities exceeds the value of the collateral, the borrower must add more collateral so that it at least equals the market value of the securities lent. If the market value of the securities decreases, the borrower is entitled to return of the excess collateral.

       There are two methods of receiving compensation for making loans. The first is to receive a negotiated loan fee from the borrower. This method is available for all three types of collateral. The second method, which is not available when letters of credit are used as collateral, is for a Fund to receive interest on the investment of the cash collateral or to receive interest on the U.S. Government securities used as collateral. Part of the interest received in either case may be shared with the borrower.

       The letters of credit that a Fund may accept as collateral are agreements by banks (other than the borrowers of the Fund's securities), entered into at the request of the borrower and for its account and risk, under which the banks are obligated to pay to the Fund, while the letter is in effect, amounts demanded by the Fund if the demand meets the terms of the letter. The Fund's right to make this demand secures the borrower's obligations to it. The terms of any such letters and the creditworthiness of the banks providing them (which might include the Fund's custodian bank) must be satisfactory to the Fund. Each Fund will make loans only under rules of the NYSE, which presently require the borrower to give the securities back to the Fund within five business days after the Fund gives notice to do so. If a Fund loses its voting rights on securities loaned, it will have the securities returned to it in time to vote them if a material event affecting the investment is to be voted on. A Fund may pay reasonable finder's, administrative and custodian fees in connection with loans of securities.

       Some, but not all, of these rules are necessary to meet requirements of certain laws relating to securities loans. These rules will not be changed unless the change is permitted under these requirements. These requirements do not cover the present rules, which may be changed without shareholder vote, as to: (i) whom securities may be loaned; (ii) the investment of cash collateral; or (iii) voting rights.

       There may be risks of delay in receiving additional collateral from the borrower if the market value of the securities loaned increases, as well as risks of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially.

  REPURCHASE AGREEMENTS

       Each of the Funds may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which a Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

       The majority of the repurchase agreements in which a Fund will engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that a Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Funds' repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Funds' custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO.

  WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS

       Each Fund may purchase any securities in which it may invest on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the securities take place at a future date. The securities so purchased or sold by a Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing securities on a when issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to a Fund until delivery and payment is completed. When a Fund makes a commitment to purchase securities on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the securities in determining its net asset value per share. When a Fund sells a security on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the security. When a Fund makes a commitment to sell securities on a delayed basis, it will record the transaction and thereafter value the securities at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a Fund could miss a favorable price or yield opportunity, or could suffer a loss.

       Ordinarily a Fund purchases securities on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the securities. However, before the securities are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the securities if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery securities.

  WARRANTS AND RIGHTS

       Warrants are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. Warrants and rights are highly volatile and, therefore, more susceptible to a sharp decline in value than the underlying security might be. They are also generally less liquid than an investment in the underlying shares.

  ILLIQUID INVESTMENTS

       Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Investments currently considered to be illiquid include:

       (i)    repurchase agreements not terminable within seven days;

      (ii)    securities for which market quotations are not readily available;

     (iii)    over-the-counter ("OTC") options and their underlying collateral;

      (iv) bank deposits unless they are payable at principal plus accrued interest on demand or within seven days after demand;

       (v) restricted securities not determined to be liquid pursuant to guidelines established by the Corporation's Board of Directors;

      (vi)    non-government stripped fixed-rate mortgage-backed securities; and

     (vii)    securities involved in swap, cap, floor and collar transactions.

       The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

       If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

  OPTIONS, FUTURES AND OTHER STRATEGIES

       GENERAL. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, forward currency contracts, swaps, caps, floors, collars, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to enhance income or yield or to attempt to hedge a Fund's investments. The strategies described below may be used in an attempt to manage a Fund's foreign currency exposure as well as other risks of a Fund's investments that can affect fluctuation in its net asset value.

       Generally, a Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, a Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured. Since each Fund is authorized to invest in foreign securities it may purchase and sell foreign currency derivatives.

       Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in a Fund's portfolio. Thus, in a short hedge a Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

       Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Fund intends to acquire. Thus, in a long hedge, a Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, a Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If a Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

       Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which a Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

       The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Taxes."

       In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Funds' goal(s) and permitted by the Funds' investment limitations and applicable regulatory authorities. The Funds might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

       SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

       (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

       (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

       Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

       Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

       (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

       (4) As described below, a Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time.

       (5) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

       COVER. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

       Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

       OPTIONS. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

       The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable a Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss.

       Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

       Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

       The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

       A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

       A type of put which the Funds may purchase is an "optional delivery standby commitment" which is entered into by parties selling debt securities to a Fund. An optional delivery standby commitment gives a Fund purchasing the security the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

       RISKS OF OPTIONS ON SECURITIES. Options offer large amounts of leverage, which will result in a Fund's net asset value being more sensitive to changes in the value of the related instrument. Each of the Funds may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

       A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

       If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

       OPTIONS ON INDICES. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on a stock index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier is the closing level is less than the exercise price.

       RISKS OF OPTIONS ON INDICES. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of its writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

       Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

       If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

       OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. A Fund will not enter into any such transactions other than purchased options unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.

       Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

       FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

       In addition, futures strategies also can be used to manage the average duration of a Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of a Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of a Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

       No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

       Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

       Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or option position.

       Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

       If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain liquid assets in an account.

       RISK OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

       INDEX FUTURES. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of a Fund's portfolio diverges from the securities included in the applicable index. The price of the index future may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, a Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where a Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, a Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

       Where index futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.


       FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Each Fund may use options and futures contracts on foreign currencies (including the euro), as described above, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or to attempt to enhance income or yield. Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

       Each Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the values of which WRIMCO believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used.

       The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

       There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

       Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

       FORWARD CURRENCY CONTRACTS. Each Fund may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

       Such transactions may serve as long hedges; for example, a Fund may purchase a forward currency contract to lock in the U.S.

dollar price of a security denominated in a foreign currency that a Fund intends to acquire. Forward currency contract transactions may also serve as short hedges; for example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security, dividend or interest payment denominated in a foreign currency.

       Each Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a Fund owned securities denominated in euros, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

       Each Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that WRIMCO believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency and WRIMCO believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency.

       The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

       As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in an account.

       The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

       Normally, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, WRIMCO believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of a Fund will be served.

       Successful use of forward currency contracts depends on WRIMCO's skill in analyzing and predicting currency values. Forward currency contracts may substantially change a Fund's exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as WRIMCO anticipates. There is no assurance that WRIMCO's use of forward currency contracts will be advantageous to a Fund or that WRIMCO will hedge at an appropriate time.

       COMBINED POSITIONS. A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

       TURNOVER. A Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

       SWAPS, CAPS, FLOORS AND COLLARS. Each of the Funds may enter into swaps, caps, floors and collars to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows on a notional principal amount, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

       Swap agreements, including caps, floors and collars, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield because, and to the extent, these agreements affect a Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

       Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agrees to exchange payments in U.S. dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options.

       The creditworthiness of firms with which a Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

       The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. Each Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Funds believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions. The position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

INVESTMENT RESTRICTIONS AND LIMITATIONS

       Certain of the Funds' investment restrictions and other limitations are described in this SAI. The following are each Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal(s) and the types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of (1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. A Fund may not:

       (i) Buy real estate nor any nonliquid interests in real estate investment trusts;

      (ii) Buy shares of other investment companies that redeem their shares. A Fund can buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of the total assets of the four Funds in these shares;

     (iii) Lend money or other assets, other than through certain limited types of loans; the Funds may buy debt securities and other obligations consistent with their respective goals and their other investment policies and restrictions; they may also lend their portfolio securities to the extent allowed, and in accordance with the requirements, under the 1940 Act and enter into repurchase agreements (see "Repurchase Agreements" above);

      (iv) Invest for the purpose of exercising control or management of other companies;

       (v) Participate on a joint, or a joint and several, basis in any trading account in any securities;

      (vi) Sell securities short (unless a Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short), or purchase securities on margin, except that (1) this policy does not prevent a Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (2) a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

     (vii) Engage in the underwriting of securities, that is, the selling of securities for others;

    (viii) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act, if immediately after and as a result of such purchase, (a) the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of a Fund's total assets, or (b) a Fund owns more than 10% of the outstanding voting securities of such issuer; Waddell & Reed Advisors Income Fund, Waddell & Reed Advisors Accumulative Fund and Waddell & Reed Advisors Bond Fund may not buy securities of companies in any one industry if more than 25% of that Fund's total assets would then be invested in companies in that industry;

      (ix) Purchase or sell physical commodities; however, this policy shall not prevent a Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments;

       (x) Invest more than 5% of the Corporation's total assets in securities issued by foreign governments;

      (xi) Borrow money; however, this policy shall not prevent a Fund from pledging its assets in connection with its purchase and sale of futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     (xii)    Issue senior securities.

       THE FOLLOWING INVESTMENT RESTRICTIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF DIRECTORS WITHOUT SHAREHOLDER APPROVAL:

       (i) At least 65% of Waddell & Reed Advisors Bond Fund's total assets will be invested during normal market conditions in bonds. Waddell & Reed Advisors Bond Fund may not purchase any securities other than debt securities if, as a result, more than 10% of the value of the Fund's total assets would consist of such other securities. This 10% limit does not include (1) any securities required to be sold as promptly as practicable after conversion of convertible debt securities or exercise of warrants, as set forth below, or
              (2) premiums paid or received by the Fund as to those put and call options that this Fund is permitted to use, the value of any put or call options or futures contracts held by it or the amount of initial or variation margin deposits as to those puts, calls or futures contracts that it is permitted to use. The Fund may convert convertible debt securities and exercise warrants provided that, if as a result of conversion or exercise and/or as a result of warrants becoming separately salable more than 10% of the Fund's total assets consists of non-debt securities, sufficient non-debt securities will be sold as promptly as practicable to reduce the percentage of such non-debt securities held by the Fund to 10% or less of its total assets, less the amounts set forth in
              (2) above.


      (ii) Under normal market conditions, Waddell & Reed Advisors Income Fund will invest at least 65% of its total assets in income-producing securities.


     (iii) Waddell & Reed Advisors Accumulative Fund, Waddell & Reed Advisors Income Fund and Waddell & Reed Advisors Science and Technology Fund do not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 5% of its total assets would consist of such investments. Waddell & Reed Advisors Bond Fund does not intend to invest in non-investment grade debt securities if, as a result of such investment, more than 20% of its total assets would consist of such investments.

      (iv) Each Fund may not invest more than 20% of its net assets in foreign securities.

       (v) Each Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

      (vi) Each Fund does not currently intend to invest more than 5% of its total assets in the securities of other investment companies.

     (vii) Each Fund, other than Waddell & Reed Advisors Science and Technology Fund, does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. This restriction does not apply to any obligations issued or guaranteed by the U.S. government or a state or local government authority, or their respective instrumentalities, or to collateralized mortgage obligations, other mortgage-related securities, asset-backed securities, indexed securities or OTC derivative instruments.


    (viii) To the extent that a Fund enters into futures contracts, options on futures contracts or options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's total assets that are at risk in futures contracts, options on futures contracts and currency options.


       An investment policy or limitation that states a maximum percentage of a Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, a Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund's investment policies and limitations.

PORTFOLIO TURNOVER

       A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. A Fund's turnover rate may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for the redemption of its shares.

       The portfolio turnover rates for each of the Funds for the fiscal years ended December 31, 1999 and December 31, 1998 were as follows:


                                       1999              1998
                                       ----              ----
Accumulative Fund ................    372.35%           373.78%
Bond Fund ........................     34.12             33.87%
Income Fund ......................     53.79             49.29%
Science and
  Technology Fund ................     40.35             55.70%

       A high turnover rate will increase transaction costs and commission costs that will be borne by the Fund and could generate taxable income or loss.

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

THE MANAGEMENT AGREEMENT

       The Corporation has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8, 1992, subject to the authority of the Corporation's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Funds and provide investment advice to the Funds. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Corporation's underwriter.

       The Management Agreement permits WRIMCO, or an affiliate of WRIMCO, to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Corporation. The Management Agreement contains detailed provisions as to the matters to be considered by the Corporation's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

WADDELL & REED FINANCIAL, INC.

       WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company, which is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

       Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds (formerly, the United Group of Mutual Funds), since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) since its inception in September 1992. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the Waddell & Reed Advisors Funds and W&R Funds, Inc. (formerly, Waddell & Reed Funds, Inc.) and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.

SHAREHOLDER SERVICES

       Under the Shareholder Servicing Agreement entered into between the Corporation and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Corporation and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

ACCOUNTING SERVICES

       Under the Accounting Services Agreement entered into between the Corporation and the Agent, the Agent provides each Fund with bookkeeping and accounting services and assistance, including maintenance of the Corporation's records, pricing of the Corporation's shares, preparation of prospectuses for existing shareholders, preparation of proxy statements and certain shareholder reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Corporation's Board of Directors without shareholder approval.

PAYMENTS BY THE CORPORATION FOR MANAGEMENT, ACCOUNTING AND SHAREHOLDER SERVICES

       Under the Management Agreement, for WRIMCO's management services, the Corporation pays WRIMCO a fee as described in the Prospectus.

       The management fees paid to WRIMCO for each Fund during the last three fiscal years were as follows:

                                          1999           1998           1997
                                          ----           ----           ----
Accumulative Fund .................   $11,969,745    $ 9,490,941    $ 8,111,304
Bond Fund .........................     2,525,129      2,284,751      2,221,667
Income Fund .......................    44,402,694     39,808,311     32,837,940
Science and Technology
  Fund ............................    16,101,855      7,557,688      5,997,091
                                      -----------     ----------    -----------
  Total ...........................   $74,999,423    $59,141,691    $49,168,002
                                      ===========    ===========     ==========


       For purposes of calculating the daily fee the Corporation does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Corporation. The Corporation accrues and pays this fee daily.

       Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, each Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, each Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Corporation also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs; microfilm and storage costs for certain documents; forms, printing and mailing costs; charges of any sub-agent used by Agent in performing services under the Shareholder Servicing Agreement; and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

       Under the Accounting Services Agreement, each Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             ACCOUNTING SERVICES FEE

                 Average
             Net Asset Level                                     Annual Fee
         (all dollars in millions)                            Rate for Each Fund
         ------------------------                             ------------------
         From $    0 to $   10                                $      0
         From $   10 to $   25                                $ 10,000
         From $   25 to $   50                                $ 20,000
         From $   50 to $  100                                $ 30,000
         From $  100 to $  200                                $ 40,000
         From $  200 to $  350                                $ 50,000
         From $  350 to $  550                                $ 60,000
         From $  550 to $  750                                $ 70,000
         From $  750 to $1,000                                $ 85,000
              $1,000 and Over                                 $100,000

       Fees paid to the Agent for the fiscal years ended December 31, 1999, 1998 and 1997 were as follows:

                                           1999            1998            1997
                                           ----            ----            ----
Accumulative Fund .................    $100,000        $100,000        $100,000
Bond Fund .........................      60,833          61,667          60,000
Income Fund .......................     100,000         100,000         100,000
Science and
  Technology Fund .................     100,000         100,000          93,750

       Since the Corporation pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Corporation under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Corporation's Directors and officers who are affiliated with WRIMCO and its affiliates. The Corporation pays the fees and expenses of the Corporation's other Directors.

       Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Corporation's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Corporation. The aggregate dollar amounts of underwriting commissions for Class A shares for the fiscal years ended December 31, 1999, 1998 and 1997 were $35,273,006, $33,372,169 and
$28,736,826, respectively, and the amounts retained by Waddell & Reed, Inc. were $14,082,052, $13,986,977 and $12,109,175, respectively.

       As described in the Prospectus, Waddell & Reed, Inc. reallows to selling broker-dealers a portion of the sales charge paid for purchases of Class A shares. A major portion of the sales charge for Class A shares and the contingent deferred sales charges for Class B and Class C shares and for certain Class A shares may be paid to financial advisors and managers of Waddell & Reed, Inc. and selling broker-dealers. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales charge or deferred charge.

       The Corporation pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Corporation under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

       Under the Distribution and Service Plan (the "Class A Plan") for Class A shares adopted by the Corporation pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay Waddell & Reed, Inc., the principal underwriter for the Corporation, a fee not to exceed .25% of a Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with, either directly or through others, the distribution of the Class A shares, the provision of personal services to Class A shareholders and/or maintenance of Class A shareholder accounts.




       Waddell & Reed, Inc. offers each Fund's shares through its financial advisors, registered representatives and sales managers (sales force) and through other broker-dealers, banks and other appropriate intermediaries. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including cost for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered account representatives, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of each Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of each Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of each Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of each Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. For its fiscal year ended December 31, 1999, service and distribution fees paid (or accrued) under the Class A Plan were as follows:


                                   Service              Distribution
                                     Fee                     Fee
                                   -------              ------------
Accumulative Fund             $ 4,352,839                  $241,034
Bond Fund                       1,245,968                    75,758
Income Fund                    16,986,294                   947,361
Science and Technology
     Fund                       4,574,420                   424,232


       To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to each Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.


       Under the Plans adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay Waddell & Reed, Inc. a service fee not to exceed 0.25% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services in connection with the provision of personal services to shareholders of that class and/or the maintenance of shareholder accounts of that class and a distribution fee not to exceed 0.75% of the Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services in connection with the distribution of shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

       The only Directors or interested persons, as defined in the 1940 Act, of the Corporation who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit a Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby, promote the maintenance of their accounts with the Fund. The Corporation anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of a Fund, through increased sales or reduced redemptions, or a combination of these, and reducing the Fund and class expenses of a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal(s) of the Fund. Further, continuing sales of Fund shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Corporation anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to a Fund and the shareholders of the affected class. Each Plan was approved by the Corporation's Board of Directors, including the Directors who are not interested persons of the Corporation and who have no direct or indirect financial interest in the operations of each Plan or any agreement referred to in each Plan (hereafter, the "Plan Directors"). Each Class A Plan was also approved by the affected shareholders of the Fund.

       Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Corporation at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by a Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of that Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.

CUSTODIAL AND AUDITING SERVICES

       The custodian for each Fund is UMB Bank, n.a., 928 Grand Boulevard, Kansas City, Missouri. In general, the custodian is responsible for holding each Fund's cash and securities. Deloitte & Touche LLP, 1010 Grand Boulevard, Kansas City, Missouri, the Corporation's independent auditors, audits each Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

DETERMINATION OF OFFERING PRICE

       The net asset value ("NAV") of each class of the shares of a Fund is the value of the assets of that class, less the class's liabilities, divided by the total number of outstanding shares of that class.

       Class A shares of the Funds are sold at their next determined NAV plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of December 31, 1999, which is the most recent balance sheet included in this SAI, was as follows:


  WADDELL & REED ADVISORS ACCUMULATIVE FUND


       NAV per Class A share (Class A
          net assets divided by Class A shares
          outstanding) .................................  $9.14
       Add:  selling commission (5.75% of offering
          price) .......................................    .56
                                                          -----
       Maximum offering price per Class A share
          (Class A NAV divided by 94.25%) ..............  $9.70
                                                          =====

      WADDELL & REED ADVISORS BOND FUND


       NAV per Class A share (Class A
          net assets divided by Class A shares
          outstanding) .................................  $5.97
       Add:  selling commission (5.75% of offering
          price) .......................................    .36
                                                          -----
       Maximum offering price per Class A share
          (Class A NAV divided by 94.25%) ..............  $6.33
                                                          =====



      WADDELL & REED ADVISORS INCOME FUND


       NAV per Class A share (Class A
          net assets divided by Class A shares
          outstanding) .................................  $8.13
       Add:  selling commission (5.75% of offering
          price) .......................................    .50
                                                          -----
       Maximum offering price per Class A share
          (Class A NAV divided by 94.25%) ..............  $8.63
                                                          =====



      WADDELL & REED ADVISORS SCIENCE AND TECHNOLOGY FUND


       NAV per Class A share (Class A
            net assets divided by Class A shares
            outstanding) ...............................  $18.43
       Add:  selling commission (5.75% of offering
            price) .....................................    1.12
                                                          ------
       Maximum offering price per Class A share
            (Class A NAV divided by 94.25%) ............  $19.55
                                                          ======

       The offering price of a Class A share is its NAV next calculated following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its NAV next calculated following acceptance of a purchase order.

       The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. or an authorized third party receives and accepts your order at its principal business office. You will be sent a document called a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

       Waddell & Reed, Inc. need not accept any purchase order, and it or the Corporation may determine to discontinue offering Corporation shares for purchase.

       The NAV and offering price per share are ordinarily computed once on each day that the NYSE is open for trading, as of the later of the close of the regular session of the NYSE or the close of the regular session of any other securities or commodities exchange on which an option or futures contract held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The NAV will change every business day, since the value of the assets and the number of shares outstanding change every business day.

       The securities in the portfolio of each Fund, except as otherwise noted, that are listed or traded on a stock exchange, are valued on the basis of the last sale on that day or, lacking any sales, at a price which is the mean between the closing bid and asked prices. Other securities which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Bonds, other than convertible bonds, are valued using a third-party pricing system. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Short-term debt securities are valued at amortized cost, which approximates market. When market quotations are not readily available, securities and other assets are valued at fair value as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Board of Directors.

       Options and futures contracts purchased and held by a Fund are valued at the last sales price on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued by reference to established futures exchanges. The value of a futures contract purchased by a Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by a Fund will be either the closing price or the asked price.

       When a Fund writes a put or call, an amount equal to the premium received is included in that Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is "marked-to-market" to reflect the current market value of the put or call. If a call a Fund wrote is exercised, the proceeds received on the sale of the related investment are increased by the amount of the premium that the Fund received. If a Fund exercises a call it purchased, the amount paid to purchase the related investment is increased by the amount of the premium paid. If a put written by a Fund is exercised, the amount that Fund pays to purchase the related investment is decreased by the amount of the premium it received. If a Fund exercises a put it purchased, the amount that Fund receives from the sale of the related investment is reduced by the amount of the premium it paid. If a put or call written by a Fund expires, it has a gain in the amount of the premium; if it enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction.

       Foreign currency exchange rates are generally determined prior to the close of trading of the regular session of the NYSE. Occasionally events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the regular session of trading on the NYSE, which events will not be reflected in a computation of a Fund's NAV on that day. If events materially affecting the value of such investments or currency exchange rates occur during such time period, investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors. The foreign currency exchange transactions of a Fund conducted on a spot (that is, cash) basis are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

       Optional delivery standby commitments are valued at fair value under the general supervision and responsibility of the Corporation's Board of Directors. They are accounted for in the same manner as exchange-listed puts.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

       For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the Waddell & Reed Advisors Funds or W&R Funds, Inc. A $50 minimum initial investment pertains to purchases for certain retirement plan accounts and to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc., their affiliates or certain retirement plan accounts. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the Waddell & Reed Advisors Funds and W&R Funds, Inc.."

       For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

REDUCED SALES CHARGES (APPLICABLE TO CLASS A SHARES ONLY)

  ACCOUNT GROUPING

       Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories:


1. Purchases by an individual for his or her own account (includes purchases under the Waddell & Reed Advisors Funds Revocable Trust Form);


2. Purchases by that individual's spouse purchasing for his or her own account (includes Waddell & Reed Advisors Funds Revocable Trust Form of spouse);

3.     Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Transfers to Minors Act ("UTMA") account or Uniform Gifts to Minors Act ("UGMA");

6. Purchases by that individual or his or her spouse for his or her Individual Retirement Account ("IRA"), or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), tax-sheltered annuity account ("TSA") or Keogh Plan account, provided that the individual and spouse are the only participants in the Keogh Plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).


       For the foregoing categories, an individual's domestic partner is treated as his or her spouse.

       Examples:

       A. Grandmother opens a UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

       B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

       C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

       D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.

       All purchases of Class A shares made for a participant in a multi-participant Keogh plan may be grouped only with other purchases made under the same plan; a multi-participant Keogh plan is defined as a plan in which there is more than one participant where one or more of the participants is other than the spouse of the owner/employer.

Example A: H has established a Keogh plan; he and his wife W are the only participants in the plan; they may group their purchases made under the plan with any purchases in categories 1 through 7 above.

Example B: H has established a Keogh Plan; his wife, W, is a participant and they have hired one or more employees who also become participants in the plan; H and W may not combine any purchases made under the plan with any purchases in categories 1 through 7 above; however, all purchases made under the plan for H, W or any other employee will be combined.

       All purchases of Class A shares made under a "qualified" employee benefit plan of an incorporated business will be grouped. A "qualified" employee benefit plan is established pursuant to Section 401 of the Code. All qualified employee benefit plans of any one employer or affiliated employers will also be grouped. An affiliate is defined as an employer that directly, or indirectly, controls or is controlled by or is under control with another employer. All qualified employee benefit plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

Example: Corporation X sets up a defined benefit plan; its subsidiary, Corporation Y, sets up a 401(k) plan; all contributions made under both plans will be grouped.

       All purchases of Class A shares made under a simplified employee pension plan ("SEP"), payroll deduction plan or similar arrangement adopted by an employer or affiliated employers (as defined above) may be grouped provided that the employer elects to have all such purchases grouped at the time the plan is set up. If the employer does not make such an election, the purchases made by individual employees under the plan may be grouped with the other accounts of the individual employees described above in "Account Grouping."

       Account grouping as described above is available under the following circumstances.

  ONE-TIME PURCHASES

       A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $75,000; at the same time, H's parents open up three UGMA accounts for H and W's three minor children and invest $10,000 in each child's name; the combined purchase of $105,000 of Class A shares is subject to a reduced sales load of 4.75% provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

  RIGHTS OF ACCUMULATION

       If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the NAV of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a NAV of $80,000. His wife, W, now wishes to invest $20,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to a reduced sales charge of 4.75%. H's original purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

       In order to be entitled to Rights of Accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account(s) with which the purchase may be combined.

       If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

  LETTER OF INTENT

       The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent ("LOI"). By signing a LOI form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the LOI is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the LOI is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the LOI will be the sales charge in effect on the beginning date of the 13-month period.

       In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a LOI, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs an LOI indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $100,000. H has an IRA account and the Class A shares held under the IRA in the Fund have a net asset value as of the date the LOI is accepted by Waddell & Reed, Inc. of $15,000; H's wife, W, has an account in her own name invested in another fund in the Waddell & Reed Advisors Funds which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the LOI of $10,000; H needs to invest $75,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $100,000.

       A copy of the LOI signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

       If a purchaser holds shares which have been purchased under a contractual plan, the shares held under the plan will be taken into account in determining the amount which must be invested under the LOI only if the contractual plan has been completed.

       The minimum initial investment under an LOI is 5% of the dollar amount which must be invested under the LOI. An amount equal to 5% of the purchase required under the LOI will be held "in escrow." If a purchaser does not, during the period covered by the LOI, invest the amount required to qualify for the reduced sales charge under the terms of the LOI, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under an LOI which is not completed will be collected by redeeming part of the shares purchased under the LOI and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

       If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the LOI, the lower sales charge will apply.

       An LOI does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the LOI.

       With respect to LOIs for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the LOI, the initial investment must be at least $200,000.

       The value of any shares redeemed during the 13-month period which were acquired under the LOI will be deducted in computing the aggregate purchases under the LOI.

       LOIs are not available for purchases made under an SEP where the employer has elected to have all purchases under the SEP grouped.


  OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.


       Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the Waddell & Reed Advisors Funds and the W&R Funds, Inc. subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the Waddell & Reed Advisors Funds subject to a sales charge will be treated as an investment in a Fund in determining the applicable sales charge. For these purposes, Class A shares of Waddell & Reed Advisors Cash Management, Inc. (formerly,

United Cash Management, Inc.) or W&R Funds, Inc. Money Market Fund that were acquired by exchange of another Waddell & Reed Advisors or W&R Funds, Inc. fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account. Holders of an uncompleted (i) United Income Investment Program, (ii) United Periodic Investment Plan to Acquire Accumulative Fund Shares of Waddell & Reed Advisors Funds, Inc., or (iii) United Periodic Investment Plan to Acquire Science Fund Shares of Waddell & Reed Advisors Funds, Inc. (each a "Plan") on May 30, 1996, with a face amount of less that $12,000, may purchase Class A shares of the Fund corresponding to such Plan (i.e., Income Fund, Accumulative Fund, or Science and Technology Fund, respectively) at NAV, up to the amount representing the unpaid balance of such Plan, if the purchase order is so designated.


NET ASSET VALUE PURCHASES OF CLASS A SHARES

       Class A shares of a Fund may be purchased at NAV by the Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, Inc., employees of Waddell & Reed, Inc. or of any of its affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Purchases of Class A shares in an IRA sponsored by Waddell & Reed, Inc. established for any of these eligible purchasers may also be at net asset value. Purchases of Class A shares in any tax-qualified retirement plan under which the eligible purchaser is the sole participant may also be made at NAV. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for NAV purchases of Class A shares. "Employees" include retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc., or from an affiliated company with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or any of its affiliated companies. "Employees" also include individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" include retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at NAV whether or not the custodian himself is an eligible purchaser.

       Until March 31, 2001, Class A shares may also be purchased at NAV by persons who are clients of Legend Equities Corporation ("Legend") if the purchase is made with the proceeds of the redemption of shares of a mutual fund which is not within the Waddell & Reed Advisors Funds or W&R Funds, Inc. and the purchase is made within 60 days of such redemption.


       Purchases of Class A shares in a 401(k) plan having 100 or more eligible employees and purchases of Class A shares in a 457 plan having 100 or more eligible employees may be made at NAV.

       Any holder of an uncompleted Plan on May 30, 1996, may purchase Class A shares of the Fund corresponding to such Plan at NAV, up to the amount representing the unpaid balance of the Plan, if the purchase order is so designated. In addition, any person who was a holder of a Plan on May 30, 1996 may purchase Class A shares of the Fund corresponding to such Plan at NAV up to the amount representing partial Plan withdrawals outstanding on May 30, 1996, provided the purchase order is so designated.

       Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

REASONS FOR DIFFERENCES IN PUBLIC OFFERING PRICE OF CLASS A SHARES

       As described herein and in the Prospectus, there are a number of instances in which a Fund's Class A shares are sold or issued on a basis other than at the maximum public offering price, that is, NAV plus the highest sales charge. Some of these instances relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under an LOI or Rights of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as is elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charges on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.


       In general, the reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at NAV are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without a sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage responsibility and interest in the Waddell & Reed Advisors Funds and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what charge must be imposed. Reduced or eliminated sales charges may also be used for certain short-term promotional activities by Waddell & Reed, Inc. In no case in which there is a reduced or eliminated sales charge are the interests of existing Class A shareholders adversely affected since, in each case, the Fund receives the NAV per share of all shares sold or issued.

FLEXIBLE WITHDRAWAL SERVICE FOR CLASS A, CLASS B AND CLASS C SHAREHOLDERS

       If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A, Class B or Class C shares that you own of a Fund or of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class B and Class C shares and certain Class A shares to which the CDSC otherwise applies that are redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

       The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

       To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the current offering price.

       You can choose to have your shares redeemed to receive:

       1.     a monthly, quarterly, semiannual or annual payment of $50 or more;

       2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the Account (you select the percentage); or

       3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

       Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

       Retirement plan accounts may be subject to a fee imposed by the plan custodian for use of the Service.

       If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

       The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity, income or return on your investment.

       You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may at any time redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Corporation can also terminate the Service by notifying you in writing.

       After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

EXCHANGES FOR SHARES OF OTHER FUNDS IN THE WADDELL & REED ADVISORS FUNDS AND W&R FUNDS, INC.

  CLASS A SHARE EXCHANGES

         Once a sales charge has been paid on shares of a fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc., these shares and any shares added to them from dividends or distributions paid in shares may be freely exchanged for Class A shares of another fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. The shares you exchange must be worth at least $100 or you must already own shares of the fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. into which you want to exchange.

       You may exchange Class A shares you own in another fund in the Waddell & Reed Advisors Funds or the W&R Funds, Inc. for Class A shares of a Fund without charge if (i) a sales charge was paid on these shares, or (ii) the shares were received in exchange for shares for which a sales charge was paid, or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares. There may have been one or more such exchanges so long as a sales charge was paid on the shares originally purchased. Also, shares acquired without a sales charge because the purchase was $2 million or more will be treated the same as shares on which a sales charge was paid.


       Shares of Waddell & Reed Advisors Municipal Bond Fund, Inc., Waddell & Reed Advisors Government Securities Fund, Inc. and Waddell & Reed Advisors Municipal High Income Fund, Inc.(formerly, United Municipal Bond Fund, Inc., United Government Securities Fund, Inc. and United Municipal High Income Fund, Inc., respectively), W&R Funds, Inc. Municipal Bond Fund and Limited-Term Bond Fund shares are the exceptions and special rules apply. Class A shares of any of these funds may be exchanged for Class A shares of the Funds only if (i) you received those shares as a result of one or more exchanges of shares on which a maximum sales charge was originally paid (currently, 5.75%), or (ii) the shares have been held from the date of the original purchase for at least six months.


       Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class A shares of a Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class A shares of the fund. The Class A shares of Waddell & Reed Cash Management, Inc. which you designate for automatic exchange must be worth at least $100 or you must own Class A shares of the fund in the Waddell & Reed Advisors Funds into which you want to exchange. The minimum value of shares which you may designate for automatic exchange monthly is $100, which may be allocated among the Class A shares of different funds in the Waddell & Reed Advisors Funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

       You may redeem your Class A shares of a Fund and use the proceeds to purchase Class Y shares of that Fund if you meet the criteria for purchasing Class Y shares.

  CLASS B SHARE EXCHANGES

       You may exchange Class B shares of one Fund of the Corporation for Class B shares of another Fund of the Corporation, or for Class B shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., without charge.

       The redemption of a Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

       You may have a specific dollar amount of Class B shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class B shares of a Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class B shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

  CLASS C SHARE EXCHANGES

       You may exchange Class C shares of one Fund of the Corporation for Class C shares of another Fund of the Corporation, or for Class C shares of other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., without charge.

       The redemption of a Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

       You may have a specific dollar amount of Class C shares of Waddell & Reed Advisors Cash Management, Inc. automatically exchanged each month into Class C shares of a Fund or any other fund in the Waddell & Reed Advisors Funds, provided you already own Class C shares of a fund. The shares of Waddell & Reed Advisors Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different Funds so long as each Fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

  CLASS Y SHARE EXCHANGES

       Class Y shares of a Fund may be exchanged for Class Y shares of another Fund or of any other fund in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc. or for Class A shares of Waddell & Reed Advisors Cash Management, Inc.

  GENERAL EXCHANGE INFORMATION

       When you exchange shares, the total shares you receive will have the same aggregate NAV as the total shares you exchange. The relative values are those next figured after your exchange request is received in good order.

       These exchange rights and other exchange rights concerning the other funds in the Waddell & Reed Advisors Funds and/or W&R Funds, Inc., can in most instances, be eliminated or modified at any time and any such exchange may not be accepted.

RETIREMENT PLANS

       Your account may be set up as a funding vehicle for a retirement plan. For individual taxpayers meeting certain requirements, Waddell & Reed, Inc. offers model or prototype documents for the following retirement plans. All of these plans involve investment in shares of a Fund (or shares of certain other funds in the Waddell & Reed Advisors Funds or W&R Funds, Inc.).

       INDIVIDUAL RETIREMENT ACCOUNTS (IRAS). Investors having earned income may set up a plan that is commonly called an IRA. Under a traditional IRA, an investor can contribute each year up to 100% of his or her earned income, up to an annual maximum of $2,000 (provided the investor has not reached age 70 1/2). For a married couple, the annual maximum is $4,000 ($2,000 for each spouse) or, if less, the couple's combined earned income for the taxable year, even if one spouse had no earned income. Generally, the contributions are deductible unless the investor (or, if married, either spouse) is an active participant in a qualified retirement plan or if, notwithstanding that the investor or one or both spouses so participate, their adjusted gross income does not exceed certain levels. However, a married investor who is not an active participant, files jointly with his or her spouse and whose combined adjusted gross income does not exceed $150,000, is not affected by the spouse's active participant status.

       An investor may also use a traditional IRA to receive a rollover contribution that is either (a) a direct rollover distribution from an employer's plan or (b) a rollover of an eligible distribution paid to the investor from an employer's plan or another IRA. To the extent a rollover contribution is made to a traditional IRA, the distribution will not be subject to Federal income tax until distributed from the IRA. A direct rollover generally applies to any distribution from an employer's plan (including a custodial account under Section 403(b)(7) of the Code, but not an IRA) other than certain periodic payments, required minimum distributions and other specified distributions. In a direct rollover, the eligible rollover distribution is paid directly to the IRA, not to the investor. If, instead, an investor receives payment of an eligible rollover distribution, all or a portion of that distribution generally may be rolled over to an IRA within 60 days after receipt of the distribution. Because mandatory Federal income tax withholding applies to any eligible rollover distribution which is not paid in a direct rollover, investors should consult their tax advisers or pension consultants as to the applicable tax rules. If you already have an IRA, you may have the assets in that IRA transferred directly to an IRA offered by Waddell & Reed, Inc.

       ROTH IRAS. Investors whose adjusted gross income (or combined adjusted gross income, if married) does not exceed certain levels may establish and contribute up to $2,000 per tax year to a Roth IRA (or to any combination of Roth and traditional IRAs). In addition, for an investor whose adjusted gross income does not exceed $100,000 (and who is not married filing a separate return), certain distributions from traditional IRAs may be rolled over to a Roth IRA and any of the investor's traditional IRAs may be converted into a Roth IRA; these rollover distributions and conversions are, however, subject to Federal income tax.

       Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in the Roth IRA, and withdrawals of earnings are not subject to Federal income tax if the account has been held for at least five years and the account holder has reached age 59 1/2 (or certain other conditions apply).

       EDUCATION IRAS. Although not technically for retirement savings, Education IRAs provide a vehicle for saving for a child's higher education. An Education IRA may be established for the benefit of any minor, and any person whose adjusted gross income does not exceed certain levels may contribute up to $500 to an Education IRA (or to each of multiple Education IRAs), provided that no more than $500 may be contributed for any year to Education IRAs for the same beneficiary. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified higher education expenses of the beneficiary (or a member of his or her family).

       SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS. Employers can make contributions to SEP-IRAs established for employees. An employer may contribute up to 15% of compensation or $25,500, whichever is less, per year for each employee.

       SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE PLANS). An employer with 100 or fewer employees who does not sponsor another active retirement plan may sponsor a SIMPLE plan to contribute to its employees' retirement accounts. A SIMPLE plan can be funded by either an IRA or a 401(k) plan. In general, an employer can choose to match employee contributions dollar-for-dollar (up to 3% of an employee's compensation) or may contribute to all eligible employees 2% of their compensation, whether or not they defer salary to their retirement plans. SIMPLE plans involve fewer administrative requirements, generally, than 401(k) or other qualified plans.

       KEOGH PLANS. Keogh plans, which are available to self-employed individuals, are defined contribution plans that may be either a money purchase plan or a profit-sharing plan. As a general rule, an investor under a defined contribution Keogh plan can contribute each year up to 25% of his or her annual earned income, with an annual maximum of $30,000.

       457 PLANS. If an investor is an employee of a state or local government or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement in accordance with Section 457 of the Code.

       TSAS - CUSTODIAL ACCOUNTS AND TITLE I PLANS. If an investor is an employee of a public school system or of certain types of charitable organizations, he or she may be able to enter into a deferred compensation arrangement through a custodian account under Section 403(b) of the Code. Some organizations have adopted Title I plans, which are funded by employer contributions in addition to employee deferrals.

       PENSION AND PROFIT-SHARING PLANS, INCLUDING 401(K) PLANS. With a 401(k) plan, employees can make tax-deferred contributions into a plan to which the employer may also contribute, usually on a matching basis. An employee may defer each year up to 25% of compensation, subject to certain annual maximums, which may be increased each year based on cost-of-living adjustments.

       More detailed information about these arrangements and applicable forms are available from Waddell & Reed, Inc. These plans may involve complex tax questions as to premature distributions and other matters. Investors should consult their tax adviser or pension consultant.

REDEMPTIONS

       The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days from receipt of request, unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemptions of shares of the Corporation may be made in portfolio securities when the Corporation's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring NAV. There would be brokerage costs to the redeeming shareholder in selling such securities. The Corporation, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.

REINVESTMENT PRIVILEGE

       Each Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem from the Fund by sending any one or more of the Funds the amount you wish to reinvest. The amount you return will be reinvested in Class A shares of the Fund at the NAV next calculated after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within forty-five days after your redemption request was received. You can do this only once as to Class A shares of a Fund, and the Fund must be offering Class A shares at the time your reinvestment request is received. You do not use up this privilege by redeeming Class A shares to invest the proceeds at NAV in a Keogh plan or an IRA.

       There is also a reinvestment privilege for Class B and Class C shares and, where applicable, certain Class A shares, under which you may reinvest all or part of any amount of the shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in shares of the same class. If Fund shares of that class are then being offered, you can put all or part of your redemption payment back into such shares at the NAV next calculated after you have returned the amount. Your written request to do this must be received within forty-five days after your redemption request was received. You can do this only once as to Class B, Class C and Class A shares of a Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You do not use up this privilege by redeeming Class B or Class C shares to invest the proceeds at NAV in a Keogh plan or an IRA.

MANDATORY REDEMPTION OF CERTAIN SMALL ACCOUNTS

       Each Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate NAV of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

       The day-to-day affairs of the Corporation are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Corporation and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors are not affiliated with Waddell & Reed, Inc.

       The principal occupation during the past five years of each Director and officer is stated below. Each of the persons listed through and including Mr. Vogel is a member of the Corporation's Board of Directors. The other persons are officers of the Fund but are not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. Each of the Corporation's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.


KEITH A. TUCKER*
       Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors, Director and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors and Director of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.


JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615
       Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116
       President of JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing of Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.


DAVID P. GARDNER
263 West 3rd Avenue
San Mateo, California  94402
       Chairman and Chief Executive Officer of George S. and Delores Dor'e Eccles Foundation; Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal; formerly, President of Hewlett Foundation. Date of birth: March 24, 1933.


LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606
       First Lady of Kansas; formerly, Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.


JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma  73072
       General Counsel of the Board of Regents at the University of Oklahoma; Adjunct Professor of Law at the University of Oklahoma College of Law; Managing Member, Harroz Investments, L.L.C.; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.


JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977
       Director of Central Bank and Trust; Director of Central Financial Corporation; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President of Gilliland & Hayes, P.A.; formerly, Director of Central Properties, Inc. Date of birth: December 11, 1919.

ROBERT L. HECHLER*
       President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; Director and Treasurer of Waddell & Reed Services Company; Chairman of the Board of Directors, Chief Executive Officer, President and Director of Fiduciary Trust Company of New Hampshire, an affiliate of Waddell & Reed, Inc.; Director of Legend Group Holdings, LLC, Legend Advisory Corporation, Legend Equities Corporation, Advisory Services Corporation, The Legend Group, Inc. and LEC Insurance Agency, Inc., affiliates of Waddell & Reed Financial, Inc.; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company; formerly, President of Waddell & Reed Services Company. Date of birth: November 12, 1936.


HENRY J. HERRMANN*
       Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, and Director of Waddell & Reed Financial, Inc.; Executive Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; Chairman of the Board of Directors of Austin, Calvert & Flavin, Inc., an affiliate of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company. Date of birth: December 8, 1942.


GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158
       Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and its subsidiaries. Date of birth: February 19, 1924.


WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118
       Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company. Date of birth:
April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas  66208
       Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director and Vice President of Network Rehabilitation Services; Board Member, Member of Executive Committee and Finance Committee of Truman Medical Center; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.


FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112
       Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm; Director of Columbian Bank and Trust. Date of birth: April 9, 1953.


ELEANOR B. SCHWARTZ
1213 West 95th Court, Chartwell 4
Kansas City, Missouri  64114
       Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth:
January 1, 1937.


FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217
       Retired. Date of birth: August 7, 1935.


DANIEL C. SCHULTE
       Vice President, Assistant Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President, Secretary and General Counsel of Waddell & Reed Financial, Inc.; Senior Vice President, Secretary and General Counsel of Waddell & Reed Financial Services Company, Waddell & Reed, Inc., WRIMCO and Waddell & Reed Services Company; Secretary and Director of Fiduciary Trust Company of New Hampshire; formerly, Assistant Secretary of Waddell & Reed Financial, Inc.; formerly, an attorney with Klenda, Mitchell, Austerman & Zuercher, L.L.C. Date of birth: December 8, 1965.


KRISTEN A. RICHARDS
       Vice President, Secretary and Associate General Counsel of the Fund and each of the other funds in the Fund Complex; Vice President and Associate General Counsel of WRIMCO; formerly, Assistant Secretary of the Fund and each of the other funds in the Fund Complex; formerly, Compliance Officer of WRIMCO. Date of birth: December 2, 1967.


THEODORE W. HOWARD
       Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

JAMES C. CUSSER
       Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO. Date of birth: May 30, 1949.

ANTONIO INTAGLIATA
       Vice President of the Corporation; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth:
February 7, 1938.

JAMES D. WINELAND
       Vice President of the Corporation and two other funds in the Fund Complex; Vice President of WRIMCO; formerly, Vice President of Waddell & Reed Asset Management Company; formerly, Vice President of Waddell & Reed, Inc. Date of birth: September 25, 1951.

       The address of each person is 6300 Lamar Avenue, P. O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

       The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Corporation's underwriter, Waddell & Reed, Inc., or of WRIMCO are indicated as such by an asterisk.

       The Board of Directors has created an honorary position of Director Emeritus, whereby an incumbent Director who has attained the age of 70 may, or if elected on or after May 31, 1993, and has attained the age of 75 must, resign his or her position as Director and, unless he or she elects otherwise, will serve as Director Emeritus provided the Director has served as a Director of the Funds for at least five years which need not have been consecutive. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but he or she has no authority or responsibility with respect to the management of the Corporation. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul S. Wise retired as Directors of the Corporation and of each of the funds in the Fund Complex, and each serves as Director Emeritus.


       The funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. pay to each Director, effective October 1, 1999, an annual base fee of $50,000, plus $3,000 for each meeting of the Board of Directors attended and effective January 1, 2000, an annual base fee of $52,000 plus $3,250 for each meeting of the Board of Directors attended, plus reimbursement of expenses for attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. (Prior to October 1, 1999, the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. paid to each Director an annual base fee of $48,000 plus $2,500 for each meeting of the Board of Directors attended.) The fees to the Directors are divided among the funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. based on the funds' relative size.

       During the Corporation's fiscal year ended December 31, 1999, the Corporation's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                      Total
                                    Aggregate               Compensation
                                  Compensation            From Corporation
                                      From                    and Fund
Director                           Corporation                Complex*
--------                          ------------              ------------
Robert L. Hechler                    $     0                   $     0
Henry J. Herrmann                          0                         0
Keith A. Tucker                            0                         0
James M. Concannon                    28,491                    59,500
John A. Dillingham                    28,491                    59,500
David P. Gardner                      27,281                    57,000
Linda K. Graves                       28,491                    59,500
Joseph Harroz, Jr.                    28,491                    59,500
John F. Hayes                         28,491                    59,500
Glendon E. Johnson                    28,733                    60,000
William T. Morgan                     28,491                    59,500
Ronald C. Reimer                      28,474                    59,500
Frank J. Ross, Jr.                    28,491                    59,500
Eleanor B. Schwartz                   28,733                    60,000
Frederick Vogel III                   28,733                    60,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

               The officers are paid by WRIMCO or its affiliates.

SHAREHOLDINGS

       As of May 31, 2000, all of the Corporation's Directors and officers as a group owned less than 1% of the outstanding shares of the Corporation. The following table sets forth information with respect to the Corporation, as of May 31, 2000, regarding the beneficial ownership of the series, and classes thereof, of the Corporation's shares.

                                                                      Shares owned
Name and Address                        Series and                    Beneficially
of Beneficial Owner                        Class                      or of Record               Percent
-------------------                     ----------                    ------------               -------
Fiduciary TR Co NH Cust                 Bond Fund
IRA Rollover                               Class C                        8,024                    5.64%
FBO Melvin E. Argent
1612 Drury Ln
Vista CA  92084-4706

James H. Brennan &                      Accumulative Fund
Helen P. Brennan Jtn Ros                   Class C                       12,821                    8.69%
13 Hilltop Rd
Ewing NJ  08638-1404

C & S Leasing Co., Inc.                 Accumulative Fund
P. O. Box 1972                             Class C                        8,700                    5.90%
Orangeburg SC  29116-1972

Lucille F. Zuris Tr                     Bond Fund
U/A 10/26/98                               Class C                        8,525                    5.99%
Lucille F. Zuris Trust
425 Douglas Ave
Kalamazoo MI  49007-3160

Walter Rast Jr (TOD)                    Bond Fund
1201 Laurel Glen Blvd                      Class C                      11,1375                    7.83%
Leander TX  78641-2922

                                                                      Shares owned
Name and Address                        Series and                    Beneficially
of Beneficial Owner                        Class                      or of Record               Percent
-------------------                     ----------                    ------------               -------
The Northern Trust                      Income Fund
  Company Ttee                             Class Y                   14,338,320                   58.93%
FBO USX Corporation
  Savings Plan
P. O. Box 92956
Chicago IL  60675-2956

UMBSC & Co                              Income Fund
FBO Interstate Brands                      Class Y                    3,255,746                   13.38%
Unit Elect
PO Box 419260
Kansas City MO  64141-6260

Waddell & Reed                          Income Fund
  Financial, Inc.                          Class Y                    1,495,923                    6.15%
401(k) and Thrift Plan
6300 Lamar Avenue                       Science and Technology Fund
Overland Park KS  66201                    Class Y                      405,569                   24.55%

                                        Accumulative Fund
                                           Class Y                      228,990                   42.87%

                                        Bond Fund
                                           Class Y                       82,552                   17.98%

Compass Bank TR                         Science and Technology Fund
Profit Sharing Plan                        Class Y                      489,689                   29.65%
FBO Torchmark Corp
  Savings & Investment                  Accumulative Fund
  Plan                                     Class Y                      157,955                   29.57%
Attn:  Wayne Laugevin
15 20th St S Fl 8
Birmingham AL  35233-2000

Fiduciary Trust Co NH TR                Accumulative Fund
Corporate Money Pension                    Class Y                       31,714                    5.94%
 Plan
Okanogan County Hospital                Bond Fund
  District 3                               Class Y                       85,398                   18.60%
FBO Unallocated Assets
Qualified Plan 1329481
P. O. Box 793
Omak WA  98841-0793

Kenneburt & Co.                         Science and Technology Fund
P. O. Box 11426                            Class Y                      482,363                   29.20%
Birmingham AL  35202-1426
                                        Bond Fund
                                           Class Y                       54,600                   11.89%

                                                                      Shares owned
Name and Address                        Series and                    Beneficially
of Beneficial Owner                        Class                      or of Record               Percent
-------------------                     ----------                    ------------               -------
William L Madison                       Accumulative Fund
  Trustee                                  Class Y                       30,583                    5.73%
CPSP Johnson Madison
  Lmb Co                                Bond Fund
FBO Unallocated Assets                     Class Y                       29,844                    6.50%
Qualified Profit Sharing Plan
2813 5th Ave S
Great Falls MT  59405-3142

Waddell & Reed                          Accumulative Fund
  Investment Management                    Class Y                       69,714                   13.05%
DCA Acct
Attn:  Ty Towery                        Bond Fund
P. O. Box 29217                            Class Y                       55,624                   12.12%
Shawnee Mission KS  66201-9217

John L. Green &                         Bond Fund
  Edward F. Brennan Tr                     Class Y                       51,685                   11.26%
Midwestern Teamsters
Pension Plan
2160 S Foster Ave
Wheeling IL  60090-6507


                            PAYMENTS TO SHAREHOLDERS

GENERAL

       There are three sources for the payments a Fund makes to you as a shareholder of a class of shares of that Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the dividends, interest and earned discount on the securities a Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from proceeds received from a Fund's sale of securities at a price higher than the Fund's basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The third source is net realized gains from foreign currency transactions.

       The payments made to shareholders from net investment income, net short-term capital gains and net realized gains from certain foreign currency transactions are called dividends. Payments, if any, from net long-term capital gains and the remaining foreign currency gains are called distributions.

       Each Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital loss). A Fund may or may not have such gains, depending on whether securities are sold and at what price. If a Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses from a prior year or years to offset the gains. It is the policy of each Fund to make annual capital gains distributions to the extent that net capital gains are realized in excess of available capital loss carryovers.

       Income and expenses are earned and incurred separately by each Fund, and gains and losses on portfolio transactions of each Fund are attributable only to that Fund. For example, capital losses realized by one Fund would not affect capital gains realized by another Fund.

CHOICES YOU HAVE ON YOUR DIVIDENDS AND DISTRIBUTIONS

       On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of a Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends and want your distributions paid in shares of a Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which it was paid You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in shares are at NAV without any sales charge. The NAV used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Directors. The record date is the date used to determine which shareholders are entitled to receive a dividend or distribution; investors who own shares on that date are so entitled.

       Even if you receive dividends and distributions on Class A shares in cash, you can thereafter reinvest them (or distributions only) in Class A shares of that Fund at NAV (i.e., no sales charge) next calculated after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                      TAXES

GENERAL

       Each Fund (which is treated as a separate entity for these purposes) has qualified since inception for treatment as a regulated investment company ("RIC") under the Code, so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that it distributes to its shareholders. To continue to qualify for treatment as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income
Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

       If a Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even if it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions of net capital gains, as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before qualifying for RIC treatment.

       Dividends and distributions declared by a Fund in December of any year and payable to its shareholders of record on a date in that month are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be taxed to the shareholders for the year in which that December 31 falls.

       If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as a long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

       Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute, by the end of any calendar year, substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. For these purposes, each Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year. It is the policy of each Fund to pay sufficient dividends and distributions each year to avoid imposition of the Excise Tax.

INCOME FROM FOREIGN SECURITIES

       Dividends and interest received, and gains realized, by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

       Each of the Funds may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

       If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gains -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gains were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

       A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election.

FOREIGN CURRENCY GAINS AND LOSSES

       Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of each debt security denominated in a foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.

INCOME FROM OPTIONS, FUTURES AND FORWARD CURRENCY CONTRACTS AND FOREIGN
CURRENCIES

       The use of hedging and option income strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

       Any income a Fund earns from writing options is treated as short-term capital gains. If a Fund enters into a closing purchase transaction, it will have short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by a Fund lapses without being exercised, the premium it receives also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

       Certain options, futures contracts and forward currency contracts in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund, are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gains or losses recognized on these deemed sales, and 60% of any net realized gains or losses from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

       Code Section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options, futures contracts and forward currency contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that would otherwise be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain "wash sale" rules which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Funds are not entirely clear.

       If a Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

ZERO COUPON AND PAYMENT-IN-KIND SECURITIES

       Certain Funds may acquire zero coupon or other securities issued with OID. As the holder of those securities, a Fund must include in its income the OID that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, a Fund must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, in order to satisfy the Distribution Requirement and to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of each Fund. Transactions in securities other than those for which an exchange is the primary market are generally effected with dealers acting as principals or market makers. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages a Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for a Fund with those of other funds in the Waddell & Reed Advisors Funds, Target/United Funds, Inc. and W&R Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. WRIMCO, at its discretion, may aggregate such orders. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, for a transaction not involving an initial public offering ("IPO"), WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. For a partially-filled IPO order, subject to certain variances specified in the written procedures, WRIMCO generally allocates the shares as follows: the IPO shares are initially allocated pro rata among the included funds and/or advisory accounts grouped according to investment objective, based on relative total assets of each group; and the shares are then allocated within each group pro rata based on relative total assets of the included funds and/or advisory accounts, except that (a) within a group having a small cap-related investment objective, shares are allocated on a rotational basis after taking into account the impact of the anticipated initial gain on the value of the included fund or advisory account and (b) within a group having a mid-cap-related investment objective, shares are allocated based on the portfolio manager's judgment, including but not limited to such factors as the fund's or advisory account's investments strategies and policies, cash availability, any minimum investment policy, liquidity, anticipated term of the investment and current securities positions. In all cases, WRIMCO seeks to implement its allocation procedures to achieve a fair and equitable allocation of securities among its fund and other advisory accounts. Sharing in large transactions could affect the price a Fund pays or receives or the amount it buys or sells. As well, a better negotiated commission may be available through combined orders.

       To effect the portfolio transactions of a Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions. WRIMCO need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

       Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

       The commissions paid to brokers that provide such research and/or brokerage services may be higher than the commission another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

       The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

       Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

       The Corporation may also use its brokerage to pay for pricing or quotation services to value securities. The table below sets forth the brokerage commissions paid by each of the Funds during the fiscal years ended December 31, 1999, 1998 and 1997. These figures do not include principal transactions or spreads or concessions on principal transactions, i.e., those in which a Fund sells securities to a broker-dealer firm or buys from a broker-dealer firm securities owned by it.

                                          1999                  1998                  1997
                                   -----------            ----------            ----------
Accumulative
  Fund ........................    $12,704,046           $10,437,061           $ 8,215,119
Bond Fund .....................              0                     0                     0
Income Fund ...................      6,743,644             5,534,850             4,447,377
Science and
  Technology Fund .............        935,732               777,363               968,118
                                   -----------            ----------            ----------
Total .........................    $20,383,422           $16,749,274           $13,630,614
                                   ===========            ==========            ==========

       The next table shows for each of the Funds' last fiscal year the transactions, other than principal transactions, which were directed to broker-dealers who provided research services as well as execution and the brokerage commissions paid. These transactions were allocated to these broker-dealers by the internal allocation procedures described above.


                                                     Amount of             Brokerage
                                                  Transactions           Commissions
                                                --------------            ----------
Accumulative Fund .......................      $ 9,309,404,676           $10,805,068
Bond Fund ...............................                  ---                   ---
Income Fund .............................        4,662,650,474             5,077,031
Science and Technology Fund .............          796,709,920               744,798
                                               ---------------           -----------
     Total ..............................      $14,768,765,070           $16,626,897
                                               ===============           ===========


       As of December 31, 1999, Waddell & Reed Advisors Accumulative Fund owned securities of Citigroup Inc. in the amount of $55,562,500. Citigroup Inc. is a regular broker of the Fund. As of December 31, 1999, Waddell & Reed Advisors Bond Fund owned securities of Salomon Inc. in the amount of $5,162,700. Salomon Inc. is a regular broker of the Fund. As of December 31, 1999, Waddell & Reed Advisors Income Fund owned securities of Citigroup Inc. in the amount of $127,099,219. Citigroup Inc. is a regular broker of the Fund.


       The Corporation, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits their respective directors, officers and employees to invest in securities, including securities that may be purchased or held by the Fund. The Code of Ethics subjects covered personnel to certain restrictions that include prohibited activities, pre-clearance requirements and reporting obligations.

                                OTHER INFORMATION

THE SHARES OF THE FOUR FUNDS

       The shares of each of the four Funds represents an interest in that Fund's securities and other assets and in its profits or losses. Each fractional share of a class has the same rights, in proportion, as a full share of that class.

       Each Fund offers four classes of its shares: Class A, Class B, Class C and Class Y. Each class of a Fund represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee and certain Class A shares are subject to a contingent deferred sales charge; Class B and Class C are subject to a contingent deferred sales charge and to ongoing distribution and service fees; Class B shares converts to Class A shares 8 years after the month in which the shares where purchased; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee. Each class may bear differing amounts of certain class-specific expenses and each class has a separate exchange privilege. The Funds do not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the same Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of a Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares of the same Fund, which in turn are expected to be lower than for Class Y shares of that Fund. Shares are fully paid and nonassessable when purchased.

       The Corporation does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in a fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

       Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the Bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of a Fund's outstanding shares.

       Each share (regardless of class) has one vote. All shares of each of the Funds vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

       Each share of each Fund (regardless of class) is entitled to one vote. On certain matters such as the election of Directors, all shares of all of the four Funds vote together as a single class. On other matters affecting a particular Fund, the shares of that Fund vote together as a separate class, such as with respect to a change in an investment restriction of a particular Fund, except that as to matters for which a separate vote of a class is required by the 1940 Act or which affects the interests of one or more particular classes, the affected shareholders vote as a separate class. In voting on a Management Agreement, approval by the shareholders of a Fund is effective as to that Fund whether or not enough votes are received from the shareholders of the other Funds to approve the Management Agreement for the other Funds.

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS
BUSINESS SERVICES - 9.96%
   Alcatel (A) ............................................................           120,000            $   27,559,728
   America Online, Inc.* ..................................................           125,000                 9,429,687
   BroadVision, Inc.* .....................................................           125,000                21,257,812
   Citrix Systems, Inc.* ..................................................           300,000                36,890,625
   Clear Channel Communications, Inc.* ....................................           350,000                31,237,500
   Getty Images, Inc.* ....................................................           250,000                12,250,000
   Intuit Inc.* ...........................................................           700,000                41,934,375
   Netopia, Inc.* .........................................................           200,000                10,918,750
   Phone.com, Inc.* .......................................................           100,000                11,618,750
   Veritas Software Corp.* ................................................           150,000                21,464,063
      Total ...............................................................                                 224,561,290

CHEMICALS AND ALLIED PRODUCTS - 9.44%
   American Home Products Corporation .....................................         1,200,000                47,325,000
   Forest Laboratories, Inc.* .............................................         1,100,000                67,581,250
   Pharmacia & Upjohn, Inc. ...............................................         1,100,000                49,500,000
   Schering-Plough Corporation ............................................         1,000,000                42,187,500
   Warner-Lambert Company .................................................            75,000                 6,145,313
      Total ...............................................................                                 212,739,063

COMMUNICATION - 16.74%
   AT&T Corp. - Liberty Media Group,
      Class A* ............................................................           700,000                39,725,000
   CBS Corporation* .......................................................           150,000                 9,590,625
   Deutsche Telekom AG, ADR ...............................................           300,000                21,300,000
   EchoStar Communications Corporation,
      Class A* ............................................................           475,000                46,253,125
   General Motors Corporation, Class H* ...................................           250,000                24,000,000
   MediaOne Group, Inc.* ..................................................         1,000,000                76,812,500
   Nextel Communications, Inc.* ...........................................           300,000                30,928,125
   Nippon Telegraph and Telephone
      Corporation, ADR ....................................................           200,000                17,225,000
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................           400,000                26,262,500
   VoiceStream Wireless Corporation (B)* ..................................           600,000                85,256,250
      Total ...............................................................                                 377,353,125

DEPOSITORY INSTITUTIONS - 2.46%
   Citigroup Inc. .........................................................         1,000,000                55,562,500

ELECTRIC, GAS AND SANITARY SERVICES - 0.49%
   Columbia Gas Systems, Inc. .............................................           175,000                11,068,750


                                  SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE
 .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 17.62%
   Broadcom Corporation, Class A* .........................................           150,000            $   40,851,563
   Intel Corporation ......................................................           500,000                41,140,625
   JDS Uniphase Corporation* ..............................................           900,000               145,181,250
   Maxim Integrated Products, Inc.* .......................................           500,000                23,578,125
   Nokia Corporation, Series A, ADR .......................................           300,000                57,000,000
   Nortel Networks Corporation ............................................           500,000                50,500,000
   Rambus Inc. (B)* .......................................................           250,000                16,851,562
   Scientific-Atlanta, Inc. ...............................................           400,000                22,250,000
      Total................................................................                                 397,353,125

HEALTH SERVICES - 3.93%
   Columbia/HCA Healthcare Corporation ....................................         2,000,000                58,625,000
   StanCorp Financial Group, Inc. .........................................           252,700                 6,364,881
   Tenet Healthcare Corporation* ..........................................         1,000,000                23,500,000
      Total ...............................................................                                  88,489,881

INDUSTRIAL MACHINERY AND EQUIPMENT - 9.60%
   Cisco Systems, Inc.* ...................................................           700,000                74,965,625
   Juniper Networks, Inc.* ................................................            70,000                23,775,938
   Mannesmann AG, Registered Shares (A) ...................................           200,000                48,249,670
   Novellus Systems, Inc.* ................................................           250,000                30,632,812
   Sun Microsystems, Inc.* ................................................           500,000                38,703,125
      Total ...............................................................                                 216,327,170

INSURANCE CARRIERS - 11.60%
   Allmerica Financial Corporation ........................................           400,000                22,250,000
   American General Corporation ...........................................           500,000                37,937,500
   Aon Corporation ........................................................           550,000                22,000,000
   Chubb Corporation (The) ................................................           500,000                28,156,250
   Everest Reinsurance Holdings, Inc. .....................................           500,000                11,156,250
   Liberty Corporation (The) ..............................................           350,000                14,765,625
   Lincoln National Corporation ...........................................           700,000                28,000,000
   Nationwide Financial Services, Class A .................................           375,000                10,476,563
   Oxford Health Plans Inc.* ..............................................           700,000                 8,903,125
   ReliaStar Financial Corp. ..............................................           700,000                27,431,250
   SAFECO Corporation* ....................................................           500,000                12,421,875
   St. Paul Companies, Inc. (The) .........................................           700,000                23,581,250
   Torchmark Corporation ..................................................           500,000                14,531,250
      Total ...............................................................                                 261,610,938

MOTION PICTURES - 0.96%
   Time Warner Incorporated ...............................................           300,000                21,731,250

NONDEPOSITORY INSTITUTIONS - 1.41%
   CIT Group, Inc. (The), Class A .........................................         1,500,000                31,687,500


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
OIL AND GAS EXTRACTION - 4.27%
   Anadarko Petroleum Corporation .........................................           900,000            $   30,712,500
   Burlington Resources Incorporated ......................................           400,000                13,225,000
   USX Corporation - Marathon Group .......................................           900,000                22,218,750
   Unocal Corporation .....................................................           900,000                30,206,250
      Total ...............................................................                                  96,362,500

PAPER AND ALLIED PRODUCTS - 0.99%
   Consolidated Papers, Inc. ..............................................           700,000                22,268,750

PETROLEUM AND COAL PRODUCTS - 2.57%
   Exxon Mobil Corporation ................................................           500,000                40,281,250
   Texaco Inc. ............................................................           325,000                17,651,563
      Total ...............................................................                                  57,932,813

PRINTING AND PUBLISHING - 0.08%
   Viacom Inc., Class A* ..................................................            30,000                 1,813,125

WHOLESALE TRADE -- NONDURABLE GOODS - 1.02%
   U.S. Foodservice* ......................................................         1,374,300                23,019,525

TOTAL COMMON STOCKS - 93.14%                                                                             $2,099,881,305
   (Cost: $1,705,049,585)

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS
SHORT-TERM SECURITIES
COMMERCIAL PAPER
   AUTO REPAIR, SERVICES AND PARKING - 1.06%

   PHH Corp.,
      7.1%, 1-11-00 .......................................................           $24,000                23,952,667

   DEPOSITORY INSTITUTIONS - 1.68%
   Deutsche Bank Financial Inc.,
      6.75%, 1-6-00 .......................................................            20,000                19,981,250
   Toronto-Dominion Holdings USA Inc.,
      6.9%, 1-10-00 .......................................................            10,000                 9,982,750
   UBS Finance (DE) Inc.,
      4.4%, 1-5-00 ........................................................             8,000                 7,996,089
      Total ...............................................................                                  37,960,089

   ELECTRIC, GAS AND SANITARY SERVICES - 0.67%
   Michigan Consolidated Gas Co.,
      5.0%, 1-6-00 ........................................................            10,000                 9,993,055
   Questar Corp.,
      6.5%, 1-13-00 .......................................................             5,000                 4,989,167
      Total ...............................................................                                  14,982,222


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED ACCUMULATIVE FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
SHORT-TERM SECURITIES (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
   ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.29%
   Motorola, Inc.,
      5.0%, 1-5-00 ........................................................           $15,000            $   14,991,667
   Sony Capital Corp.,
      6.4%, 1-13-00 .......................................................            14,000                13,970,133
      Total ...............................................................                                  28,961,800

   FABRICATED METAL PRODUCTS - 0.10%
   Danaher Corporation,
      6.49%, Master Note ..................................................             2,123                 2,123,000

   FOOD AND KINDRED PRODUCTS - 0.16%
   General Mills, Inc.,
      6.345%, Master Note .................................................             1,638                 1,638,000
   Ralston Purina Co.,
      6.62%, 1-24-00 ......................................................             2,000                 1,991,541
      Total ...............................................................                                   3,629,541

   NONDEPOSITORY INSTITUTIONS - 0.40%
   PACCAR Financial Corp.,
      5.2757%, Master Note ................................................             5,499                 5,499,000
   Textron Financial Corp.,
      8.3%, 1-5-00 ........................................................             3,500                 3,496,772
      Total ...............................................................                                   8,995,772

   PRINTING AND PUBLISHING - 0.97%
   American Greetings Corp.,
      6.7%, 1-10-00 .......................................................            22,000                21,963,150

   WHOLESALE TRADE - NONDURABLE GOODS - 0.66%
   Enron Corp.,
      6.0%, 1-14-00 .......................................................            15,000                14,967,500

TOTAL COMMERCIAL PAPER - 6.99%                                                                              157,535,741

COMMERCIAL PAPER (BACKED BY IRREVOCABLE BANK LETTER OF CREDIT) - 0.33%
   ELECTRIC, GAS AND SANITARY SERVICES
   AES Hawaii Inc. (Bank of America NT & SA),
      6.2%, 1-21-00 .......................................................             7,500                 7,474,167

TOTAL SHORT-TERM SECURITIES - 7.32%                                                                      $  165,009,908
   (Cost: $165,009,908)

TOTAL INVESTMENT SECURITIES - 100.46%                                                                    $2,264,891,213
   (Cost: $1,870,059,493)

LIABILITIES, NET OF CASH AND OTHER ASSETS -  (0.46%)                                                        (10,282,419)

NET ASSETS - 100.00%                                                                                     $2,254,608,794

                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
CORPORATE DEBT SECURITIES
CHEMICALS AND ALLIED PRODUCTS - 2.12%
   Procter & Gamble Company (The),
      8.0%, 9-1-24 ........................................................           $10,000              $ 10,740,800

COMMUNICATION - 3.14%
   BellSouth Telecommunications, Inc.,
      5.85%, 11-15-45 .....................................................             3,000                 2,982,750
   Cox Trust II,
      7.0%, 8-16-04 .......................................................             2,500                 2,430,525
   Jones Intercable, Inc.,
      9.625%, 3-15-02 .....................................................             2,500                 2,598,200
   Tele-Communications, Inc.,
      8.35%, 2-15-05 ......................................................             7,500                 7,880,550
      Total ...............................................................                                  15,892,025

DEPOSITORY INSTITUTIONS - 10.65%
   AmSouth Bancorporation,
      6.75%, 11-1-25 ......................................................             6,500                 6,216,275
   Chevy Chase Savings Bank, F.S.B.,
      9.25%, 12-1-05 ......................................................             1,500                 1,432,500
   First Union Corporation:
      6.824%, 8-1-26 ......................................................             7,500                 7,365,225
      6.55%, 10-15-35 .....................................................             4,500                 4,303,440
   Kansallis-Osake-Pankki,
      10.0%, 5-1-02 .......................................................             6,000                 6,335,460
   National Westminster Bank plc,
      7.375%, 10-1-09 .....................................................             4,250                 4,153,227
   NationsBank Corporation,
      8.57%, 11-15-24 .....................................................             5,000                 5,363,800
   SouthTrust Bank of Alabama, National Association:
      5.58%, 2-6-06 .......................................................             7,800                 7,704,060
      7.69%, 5-15-25 ......................................................             5,000                 5,004,600
   Sovereign Bancorp, Inc.,
      8.0%, 3-15-03 .......................................................             2,000                 1,900,000
   Wachovia Corporation,
      6.605%, 10-1-25 .....................................................             4,250                 4,069,035
      Total ...............................................................                                  53,847,622

ELECTRIC, GAS AND SANITARY SERVICES - 6.27%
   California Infrastructure and Economic Development
      Bank, Special Purpose Trust:
      PG&E-1,
      6.42%, 9-25-08 ......................................................             5,000                 4,839,600
      SCE-1,
      6.38%, 9-25-08 ......................................................             5,000                 4,820,300
   Cleveland Electric Illuminating Co. (The),
      9.5%, 5-15-05 .......................................................             4,000                 4,165,120


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
ELECTRIC, GAS AND SANITARY SERVICES (CONTINUED)
   Entergy Arkansas, Inc.,
      7.5%, 8-1-07 ........................................................           $ 3,750              $  3,800,887
   Korea Electric Power Corporation,
      6.375%, 12-1-03 .....................................................             2,500                 2,370,975
   Niagara Mohawk Power Corporation:
      9.5%, 6-1-00 ........................................................             1,000                 1,011,110
      7.375%, 7-1-03 ......................................................             4,159                 4,140,406
   TXU Eastern Funding Company,
      6.45%, 5-15-05 ......................................................             3,250                 3,063,125
   Union Electric Co.,
      8.25%, 10-15-22 .....................................................             3,500                 3,501,435
      Total ...............................................................                                  31,712,958

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 1.80%
   Motorola, Inc.,
      8.4%, 8-15-31 .......................................................             8,500                 9,100,780

FOOD AND KINDRED PRODUCTS - 3.60%
   Anheuser-Busch Companies, Inc.,
      7.0%, 9-1-05 ........................................................             3,000                 2,948,580
   Coca-Cola Enterprises Inc.:
      0.0%, 6-20-20 .......................................................            36,000                 7,315,200
      6.7%, 10-15-36 ......................................................             5,500                 5,433,450
   Coca-Cola FEMSA, S.A. de C.V.,
      8.95%, 11-1-06 ......................................................             2,500                 2,500,000
      Total ...............................................................                                  18,197,230

GENERAL MERCHANDISE STORES - 1.12%
   Fred Meyer, Inc.:
      7.15%, 3-1-03 .......................................................             3,750                 3,702,375
      7.45%, 3-1-08 .......................................................             2,000                 1,947,600
      Total ...............................................................                                   5,649,975

HEALTH SERVICES - 0.96%
   Tenet Healthcare Corporation,
      7.875%, 1-15-03 .....................................................             5,000                 4,850,000

HOLDING AND OTHER INVESTMENT OFFICES - 2.40%
   Bay Apartment Communities, Inc.,
      6.5%, 1-15-05 .......................................................             3,000                 2,775,120
   GRUMA, S.A. de C.V.,
      7.625%, 10-15-07.....................................................             3,500                 3,053,750
   NBD Bank, National Association,
      8.25%, 11-1-24 ......................................................             6,000                 6,310,980
      Total ...............................................................                                  12,139,850


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
INDUSTRIAL MACHINERY AND EQUIPMENT - 0.48%
   Coltec Industries Inc.,
      7.5%, 4-15-08 .......................................................           $ 2,500              $  2,413,375

INSURANCE CARRIERS - 0.36%
   Reliance Group Holdings, Inc.,
      9.0%, 11-15-00 ......................................................             2,000                 1,800,000

NONDEPOSITORY INSTITUTIONS - 7.99%
   Asset Securitization Corporation,
      7.49%, 4-14-29 ......................................................             6,000                 5,972,220
   CHYPS CBO 1997-1 Ltd.,
      6.72%, 1-15-10 (C) ..................................................             8,500                 7,820,000
   Equicon Loan Trust,
      7.3%, 2-18-13 .......................................................             4,571                 4,510,087
   General Motors Acceptance Corporation,
      8.875%, 6-1-10 ......................................................             5,500                 6,022,720
   IMC Home Equity Loan Trust,
      6.9%, 1-20-22 .......................................................             4,500                 4,445,145
   Norse CBO, Ltd. and Norse CBO, Inc.,
      6.515%, 8-13-10 (C) .................................................             3,750                 3,503,925
   Residential Asset Securities Corporation,
      Mortgage Pass-Through Certificates,
      8.0%, 10-25-24 ......................................................             3,263                 3,283,600
   Westinghouse Electric Corporation,
      8.875%, 6-14-14 .....................................................             4,500                 4,837,635
      Total ...............................................................                                  40,395,332

OIL AND GAS EXTRACTION - 2.22%
   Anadarko Petroleum Corporation,
      7.25%, 3-15-25 ......................................................             5,000                 5,000,900
   Mitchell Energy & Development Corp.,
      9.25%, 1-15-02 ......................................................               165                   168,820
   Oryx Energy Company,
      10.0%, 4-1-01 .......................................................             3,500                 3,607,205
   Pemex Finance Ltd.,
      5.72%, 11-15-03 .....................................................             2,500                 2,431,250
      Total ...............................................................                                  11,208,175

PAPER AND ALLIED PRODUCTS - 2.05%
   Canadian Pacific Forest Products Ltd.,
      9.25%, 6-15-02 ......................................................             4,500                 4,639,185
   Champion International Corporation,
      6.4%, 2-15-26 .......................................................             6,100                 5,706,611
      Total ...............................................................                                  10,345,796


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
CORPORATE DEBT SECURITIES (CONTINUED)
PETROLEUM AND COAL PRODUCTS - 1.35%
   Conoco Inc.,
      5.9%, 4-15-04 .......................................................           $ 3,000              $  2,864,010
   YPF Sociedad Anoima,
      8.0%, 2-15-04 .......................................................             4,000                 3,960,480
      Total ...............................................................                                   6,824,490

PRINTING AND PUBLISHING - 1.20%
   Quebecor Printing Capital Corporation,
      6.5%, 8-1-27 ........................................................             6,500                 6,051,500

RAILROAD TRANSPORTATION - 0.98%
   CSX Corporation,
      6.95%, 5-1-27 .......................................................             5,000                 4,965,700

SECURITY AND COMMODITY BROKERS - 1.02%
   Salomon Inc.,
      3.65%, 2-14-02 ......................................................             5,000                 5,161,700

STONE, CLAY AND GLASS PRODUCTS - 1.71%
   Cemex, S.A. de C.V.,
      9.5%, 9-20-01 .......................................................             3,500                 3,578,750
   Owens-Illinois, Inc.,
      7.15%, 5-15-05.......................................................             3,250                 3,004,918
   USG Corporation,
      9.25%, 9-15-01 ......................................................             2,000                 2,046,400
      Total ...............................................................                                   8,630,068

TRANSPORTATION EQUIPMENT - 0.18%
   Federal-Mogul Corporation,
      7.75%, 7-1-06 .......................................................             1,000                   925,930

UNITED STATES POSTAL SERVICE - 0.30%
   Postal Square Limited Partnership,
      6.5%, 6-15-22 .......................................................             1,684                 1,519,232

TOTAL CORPORATE DEBT SECURITIES - 51.90%                                                                   $262,372,538
   (Cost: $271,134,086)

OTHER GOVERNMENT SECURITIES
CANADA - 5.96%
   Hydro-Quebec:
      8.05%, 7-7-24 .......................................................            10,000                10,561,400
      7.4%, 3-28-25 .......................................................             5,150                 5,539,495
   Province de Quebec:
      5.67%, 2-27-26 ......................................................             9,200                 9,102,940
      6.29%, 3-6-26 .......................................................             5,000                 4,896,150
      Total ...............................................................                                  30,099,985


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
OTHER GOVERNMENT SECURITIES (CONTINUED)
KOREA - 0.50%
   Korea Development Bank (The),
      7.9%, 2-1-02 ........................................................           $ 2,500              $  2,505,200

SUPRANATIONAL - 1.07%
   Inter-American Development Bank,
      8.4%, 9-1-09 ........................................................             5,000                 5,430,950

TOTAL OTHER GOVERNMENT SECURITIES - 7.53%                                                                  $ 38,036,135
   (Cost: $37,513,853)

UNITED STATES GOVERNMENT SECURITIES
   Federal Home Loan Mortgage Corporation:
      7.5%, 2-15-07 .......................................................             5,041                 5,067,420
      6.5%, 9-25-18 .......................................................             2,000                 1,921,240
      7.0%, 1-15-19 .......................................................             2,000                 1,966,860
      7.5%, 4-15-19 .......................................................            13,408                13,454,283
      6.25%, 1-15-21 ......................................................            12,000                11,632,440
   Federal National Mortgage Association:
      7.0%, 7-25-06 .......................................................             8,888                 8,871,405
      6.09%, 4-1-09 .......................................................             4,461                 4,074,693
      0.0%, 2-12-18 .......................................................             4,500                 1,228,410
      7.0%, 9-25-20 .......................................................             2,000                 1,973,120
      6.5%, 8-25-21 .......................................................             2,500                 2,411,700
      7.0%, 8-25-21 .......................................................            10,000                 9,850,000
      7.0%, 6-1-24 ........................................................             5,989                 5,790,134
      6.0%, 12-1-28 .......................................................             6,655                 6,087,498
   Government National Mortgage Association:
      7.5%, 7-15-23 .......................................................             2,830                 2,812,399
      7.5%, 12-15-23 ......................................................             3,211                 3,191,381
      8.0%, 9-15-25 .......................................................             4,252                 4,320,404
      7.0%, 7-20-27 .......................................................               249                   239,344
      7.0%, 9-20-27 .......................................................             4,049                 3,890,543
      7.5%, 7-15-29 .......................................................             4,588                 4,536,174
      7.75%, 10-15-31 .....................................................             1,962                 1,965,497
   Tennessee Valley Authority,
      5.88%, 4-1-36 .......................................................             3,750                 3,513,862
   United States Department of Veterans Affairs,
      Guaranteed Remic Pass-Through Certificates,
      Vendee Mortgage Trust:
      1997-2 Class C,
      7.5%, 8-15-17 .......................................................             4,000                 4,011,240
      1998-1 Class 2-B,
      7.0%, 6-15-19 .......................................................               750                   744,135
      1999-2 Class 1-B,
      6.5%, 7-15-19 .......................................................             5,500                 5,343,580
      1999-2 Class 3-B,
      6.5%, 2-15-20 .......................................................             4,000                 3,806,240


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED BOND FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                 VALUE
UNITED STATES GOVERNMENT SECURITIES (CONTINUED)
   United States Treasury:
      5.75%, 10-31-00 .....................................................           $ 3,000              $  2,991,570
      6.625%, 3-31-02 .....................................................            12,000                12,082,440
      5.5%, 3-31-03 .......................................................             5,500                 5,363,380
      7.5%, 2-15-05 .......................................................             7,500                 7,822,275
      6.5%, 8-15-05 .......................................................             5,750                 5,750,000
      6.5%, 10-15-06 ......................................................            14,000                13,962,760
      11.25%, 2-15-15 .....................................................             2,500                 3,533,975
      6.125%, 11-15-27 ....................................................            20,000                18,612,400

TOTAL UNITED STATES GOVERNMENT SECURITIES - 36.17%                                                         $182,822,802
   (Cost: $187,419,092)

TOTAL SHORT-TERM SECURITIES - 3.46%                                                                        $ 17,490,257
   (Cost: $17,490,257)

TOTAL INVESTMENT SECURITIES - 99.06%                                                                       $500,721,732
   (Cost: $513,557,288)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.94%                                                             4,772,185

NET ASSETS - 100.00%                                                                                       $505,493,917


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                       SHARES                    VALUE
COMMON STOCKS
AMUSEMENT AND RECREATION SERVICES - 1.43%
   Walt Disney Company (The) ..............................................         4,105,000            $  120,071,250
BUILDING MATERIALS AND GARDEN SUPPLIES - 0.73%
   Home Depot, Inc. (The) .................................................           891,300                61,109,756

BUSINESS SERVICES - 6.49%
   America Online, Inc.* ..................................................         1,007,000                75,965,562
   Clear Channel Communications, Inc.* ....................................         1,420,000               126,735,000
   Microsoft Corporation* .................................................         2,006,400               234,184,500
   Oracle Corporation* ....................................................           963,000               107,886,094
      Total ...............................................................                                 544,771,156

CHEMICALS AND ALLIED PRODUCTS - 16.37%
   Air Products and Chemicals, Inc. .......................................         2,051,700                68,860,181
   American Home Products Corporation .....................................         1,937,900                76,425,931
   Biogen, Inc.* ..........................................................           500,000                42,234,375
   Bristol-Myers Squibb Company ...........................................           494,400                31,734,300
   Dow Chemical Company (The) .............................................           680,000                90,865,000
   du Pont (E.I.) de Nemours and Company ..................................         2,300,000               151,512,500
   Forest Laboratories, Inc.* .............................................           723,400                44,443,888
   Johnson & Johnson ......................................................           944,600                87,965,875
   Lilly (Eli) and Company ................................................         1,637,700               108,907,050
   Merck & Co., Inc. ......................................................         1,723,100               115,555,394
   Monsanto Company .......................................................         2,900,000               103,312,500
   Pfizer Inc. ............................................................         1,802,000                58,452,375
   Pharmacia & Upjohn, Inc. ...............................................           943,900                42,475,500
   Procter & Gamble Company (The) .........................................           509,100                55,778,269
   Schering-Plough Corporation ............................................         1,727,000                72,857,812
   Warner-Lambert Company .................................................         2,733,900               224,008,931
      Total ...............................................................                               1,375,389,881

COMMUNICATION - 9.43%
   Cox Communications, Inc., Class A* .....................................         3,001,800               154,592,700
   General Motors Corporation, Class H* ...................................           759,700                72,931,200
   MCI WORLDCOM, Inc.* ....................................................         1,555,500                82,490,109
   Nippon Telegraph and Telephone
      Corporation (A) .....................................................             4,250                72,823,852
   SBC Communications Inc. ................................................         1,500,000                73,125,000
   Telefonaktiebolaget LM Ericsson, ADR,
      Class B .............................................................         3,419,000               224,478,719
   Vodafone Airtouch Public Limited
      Company, ADR ........................................................         2,250,000               111,375,000
      Total ...............................................................                                 791,816,580

DEPOSITORY INSTITUTIONS - 3.33%
   Bank of America Corporation ............................................         1,412,000                70,864,750
   Chase Manhattan Corporation (The) ......................................         1,050,000                81,571,875
   Citigroup Inc. .........................................................         2,287,500               127,099,219
      Total ...............................................................                                 279,535,844


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
ELECTRIC, GAS AND SANITARY SERVICES - 0.76%
   Duke Energy Corp. ......................................................         1,275,000             $  63,909,375

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 11.00%
   Analog Devices, Inc.* ..................................................         1,575,000               146,475,000
   General Electric Company ...............................................         1,657,800               256,544,550
   Intel Corporation ......................................................         2,804,000               230,716,625
   Nokia, AB (A) ..........................................................         1,370,000               248,400,181
   Rambus Inc.* ...........................................................           623,500                42,027,797
      Total ...............................................................                                 924,164,153

FABRICATED METAL PRODUCTS - 0.77%
   Gillette Company (The) .................................................         1,569,900                64,660,256

FOOD AND KINDRED PRODUCTS - 0.53%
   PepsiCo, Inc. ..........................................................         1,268,300                44,707,575

FOOD STORES - 1.42%
   Kroger Co. (The)* ......................................................         6,339,000               119,648,625

FURNITURE AND HOME FURNISHINGS STORES - 1.55%
   Circuit City Stores, Inc. - Circuit
      City Group ..........................................................         2,883,000               129,915,188

GENERAL MERCHANDISE STORES - 2.38%
   Dayton Hudson Corporation ..............................................           882,600                64,815,938
   Wal-Mart Stores, Inc. ..................................................         1,950,000               134,793,750
      Total ...............................................................                                 199,609,688

HOLDING AND OTHER INVESTMENT OFFICES - 1.58%
   ABB Ltd. [Switzerland] (A)* ............................................         1,086,070               132,767,643

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.04%
   Baker Hughes Incorporated ..............................................         1,858,000                39,134,125
   Cisco Systems, Inc.* ...................................................         1,629,000               174,455,719
   Deere & Company ........................................................         1,116,000                48,406,500
   Dell Computer Corporation* .............................................         1,969,000               100,357,469
   EMC Corporation* .......................................................         1,404,000               153,387,000
   International Business Machines
      Corporation .........................................................         1,200,000               129,600,000
   Sun Microsystems, Inc.* ................................................           389,000                30,111,031
      Total ...............................................................                                 675,451,844


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
INSTRUMENTS AND RELATED PRODUCTS - 2.70%
   Guidant Corporation* ...................................................         2,400,000            $  112,800,000
   Medtronic, Inc. ........................................................         1,944,000                70,834,500
   Raytheon Company, Class A ..............................................         1,747,181                43,351,929
      Total ...............................................................                                 226,986,429

INSURANCE CARRIERS - 3.15%
   American International Group, Inc.                                               1,146,187               123,931,469
   Aon Corporation ........................................................         1,065,000                42,600,000
   Chubb Corporation (The) ................................................         1,742,600                98,130,163
      Total ...............................................................                                 264,661,632

MOTION PICTURES - 1.48%
   Time Warner Incorporated ...............................................         1,711,900               124,005,756

NONDEPOSITORY INSTITUTIONS - 4.02%
   Associates First Capital Corporation,
      Class A .............................................................         3,365,870                92,351,058
   Fannie Mae .............................................................         2,304,000               143,856,000
   Freddie Mac ............................................................         2,154,800               101,410,275
      Total ...............................................................                                 337,617,333

OIL AND GAS EXTRACTION - 4.06%
   Anadarko Petroleum Corporation .........................................         1,333,000                45,488,625
   Burlington Resources Incorporated ......................................         3,700,000               122,331,250
   Schlumberger Limited ...................................................         2,256,000               126,900,000
   Transocean Sedco Forex Inc. ............................................           436,762                14,713,406
   USX Corporation - Marathon Group .......................................         1,290,000                31,846,875
      Total ...............................................................                                 341,280,156

PETROLEUM AND COAL PRODUCTS - 3.18%
   Chevron Corporation ....................................................           450,000                38,981,250
   Exxon Mobil Corporation ................................................         1,672,720               134,758,505
   Royal Dutch Petroleum Company, NY Shares ......................                  1,544,000                93,315,500
      Total ...............................................................                                 267,055,255

PRIMARY METAL INDUSTRIES - 0.80%
   Alcoa Incorporated .....................................................           806,200                66,914,600

SECURITY AND COMMODITY BROKERS - 0.43%
   Charles Schwab Corporation (The) .......................................           943,000                36,187,625

TRANSPORTATION BY AIR - 0.64%
   AMR Corporation* .......................................................           800,000                53,600,000


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
TRANSPORTATION EQUIPMENT - 3.44%
   Boeing Company (The) ...................................................           892,500            $   37,094,531
   DaimlerChrysler AG .....................................................           713,907                55,863,223
   Ford Motor Company .....................................................         2,784,100               148,775,344
   Lockheed Martin Corporation ............................................         2,151,100                47,055,312
      Total ...............................................................                                 288,788,410

TRUCKING AND WAREHOUSING - 0.25%
   United Parcel Service, Inc. ............................................           304,400                21,003,600

WHOLESALE TRADE - NONDURABLE GOODS - 3.37%
   Cardinal Health, Inc. ..................................................         2,450,600               117,322,475
   Enron Corp. ............................................................         1,081,000                47,969,375
   Safeway Inc.* ..........................................................         3,310,000               117,711,875
      Total ...............................................................                                 283,003,725

TOTAL COMMON STOCKS - 93.33%                                                                             $7,838,633,335
   (Cost: $4,607,214,767)

PREFERRED STOCK - 0.41%
COMMUNICATION
   Cox Communications, Inc., 7.0% Convertible.......................                  505,800            $   34,394,400
   (Cost: $25,290,000)

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS
UNITED STATES GOVERNMENT SECURITY - 0.44%
   United States Treasury,
      6.75%, 4-30-00 ......................................................           $37,000            $   37,115,440
   (Cost: $37,061,401)

SHORT-TERM SECURITIES
COMMERCIAL PAPER
   AUTO REPAIR, SERVICES AND PARKING - 0.12%
   Hertz Corporation (The),
      5.675%, 1-10-00 .....................................................            10,000                 9,985,813

   CHEMICALS AND ALLIED PRODUCTS - 0.53%
   Air Products and Chemicals, Inc.:
      6.7%, 1-14-00 .......................................................            20,000                19,951,611
      6.8%, 1-19-00 .......................................................            25,000                24,915,000
      Total ...............................................................                                  44,866,611

   COMMUNICATION - 0.36%
   Dominion Resources Inc.:
   6.36%, 1-20-00 .........................................................            10,000                 9,966,433
   6.75%, 1-20-00 .........................................................            20,000                19,928,751
   Total ..................................................................                                  29,895,184

                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                    VALUE
SHORT-TERM SECURITIES (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
   DEPOSITORY INSTITUTIONS - 0.66%
   UBS Finance (DE) Inc.,
      4.4%, 1-5-00 ........................................................           $ 7,500            $    7,496,333
   Wells Fargo & Company,
      6.32%, 1-20-00 ......................................................            47,900                47,740,227
      Total ...............................................................                                  55,236,560

   ELECTRIC, GAS AND SANITARY SERVICES - 1.04%
   Carolina Power & Light Co.,
      6.5%, 1-20-00 .......................................................            39,142                39,007,721
   Detriot Edison Co.,
      6.75%, 1-13-00 ......................................................            15,000                14,966,250
   Public Service Electric & Gas Co.,
      6.75%, 1-13-00 ......................................................             2,000                 1,995,500
   Tampa Electric Co.,
      6.5%, 1-19-00 .......................................................            10,700                10,665,225
   Western Resources, Inc.,
      6.85%, 1-27-00 ......................................................            20,850                20,746,851
      Total ...............................................................                                  87,381,547

   ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 0.13%
   Sony Capital Corp.,
      6.4%, 1-13-00 .......................................................            11,000                10,976,533

   FABRICATED METAL PRODUCTS - 0.00%
   Danaher Corporation,
      6.49%, Master Note ..................................................               336                   336,000

   FOOD AND KINDRED PRODUCTS - 0.14%
   Conagra Inc.,
      6.05%, 1-7-00 .......................................................             6,725                 6,718,219
   General Mills, Inc.,
      6.345%, Master Note .................................................               147                   147,000
   Ralston Purina Co.,
      6.62%, 1-24-00 ......................................................             5,000                 4,978,853
      Total ...............................................................                                  11,844,072

   FOOD STORES - 0.12%
   Albertson's Inc.,
      5.94%, 1-19-00 ......................................................            10,000                 9,970,300

   INDUSTRIAL MACHINERY AND EQUIPMENT - 0.41%
   Deere & Company:
      6.41%, 1-25-00 ......................................................            25,000                24,893,167
      6.34%, 1-27-00 ......................................................            10,000                 9,954,211
      Total ...............................................................                                  34,847,378


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                    VALUE
SHORT-TERM SECURITIES (CONTINUED)
COMMERCIAL PAPER (CONTINUED)
   INSTRUMENTS AND RELATED PRODUCTS - 0.44%
   Snap-On Inc.,
      6.375%, 1-14-00 .....................................................           $37,000            $   36,914,823

   INSURANCE CARRIERS - 0.42%
   SAFECO Credit Co. Inc.:
      6.8%, 1-11-00 .......................................................            12,000                11,977,333
      6.9%, 1-11-00 .......................................................            12,975                12,950,132
      6.53%, 1-13-00 ......................................................             9,991                 9,969,253
      Total ...............................................................                                  34,896,718

   NONDEPOSITORY INSTITUTIONS - 0.16%
   Associates First Capital B.V. (Associates
      First Capital Corporation):
      5.95%, 1-10-00 ......................................................             6,000                 5,991,075
      6.0%, 1-10-00 .......................................................             2,500                 2,496,250
   Paccar Financial Corp.,
      5.2757%, Master Note ................................................             1,909                 1,909,000
   Textron Financial Corp.,
      8.3%, 1-5-00 ........................................................             3,500                 3,496,772
      Total ...............................................................                                  13,893,097

   PAPER AND ALLIED PRODUCTS - 0.18%
   Westvaco Corp.,
      6.3%, 1-27-00 .......................................................            15,000                14,931,750

   PERSONAL SERVICES - 0.18%
   Block Financial Corp.,
      6.18%, 1-31-00 ......................................................            15,000                14,922,750

   PETROLEUM AND COAL PRODUCTS - 0.36%
   Kerr-McGee Credit LLC,
      6.85%, 1-27-00 ......................................................            30,000                29,851,583

TOTAL COMMERCIAL PAPER - 5.25%                                                                              440,750,719

COMMERCIAL PAPER (BACKED BY IRREVOCABLE BANK LETTER OF CREDIT)
   ELECTRIC, GAS AND SANITARY SERVICES - 0.09%
   AES Hawaii Inc. (Bank of America NT & SA),
      6.2%, 1-21-00 .......................................................             7,500                 7,474,167

   FOREIGN GOVERNMENT - 0.19%
   United Mexican States (Barclays Bank PLC),
      6.08%, 2-1-00 .......................................................            16,000                15,916,231


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED INCOME FUND
DECEMBER 31, 1999

                                                                                    PRINCIPAL
                                                                                    AMOUNT IN
                                                                                    THOUSANDS                    VALUE
SHORT-TERM SECURITIES (CONTINUED)
COMMERCIAL PAPER (BACKED BY IRREVOCABLE BANK
   LETTER OF CREDIT) (CONTINUED)

   OIL AND GAS EXTRACTION - 0.17%
   Louis Dreyfus Corp. (Dresdner Bank AG),
      6.5%, 1-18-00 .......................................................           $15,000            $   14,953,958

TOTAL COMMERCIAL PAPER (BACKED BY IRREVOCABLE BANK
   LETTER OF CREDIT) - 0.45%                                                                                 38,344,356

MUNICIPAL OBLIGATIONS
   CALIFORNIA - 0.31%

   California Pollution Control Financing
      Authority, Environmental Improvement
      Revenue Bonds (Shell Martinez Refining
      Company Project), Series 1996 (Taxable),
      6.55%, 1-20-00 ......................................................            26,450                26,450,000

   LOUISIANA - 0.10%
   Industrial District No. 3 of the Parish of West
      Baton Rouge, State of Louisiana, Variable Rate
      Demand Revenue Bonds, Series 1995 (Taxable),
      (The Dow Chemical Company Project),
      6.25%, 1-26-00 ......................................................             8,000                 8,000,000

TOTAL MUNICIPAL OBLIGATIONS - 0.41%                                                                          34,450,000

TOTAL SHORT-TERM SECURITIES - 6.11%                                                                      $  513,545,075
   (Cost: $513,545,075)

TOTAL INVESTMENT SECURITIES - 100.29%                                                                    $8,423,688,250
   (Cost: $5,183,111,243)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.29%)                                                         (24,553,768)

NET ASSETS - 100.00%                                                                                     $8,399,134,482


                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS

BUILDING MATERIALS AND GARDEN SUPPLIES - 0.95%
   Home Depot, Inc. (The) .................................................           525,000            $   35,995,313

BUSINESS SERVICES - 44.40%
   Acxiom Corporation* ....................................................           600,000                14,418,750
   America Online, Inc.* ..................................................         1,600,000               120,700,000
   BroadVision, Inc.* .....................................................           375,000                63,773,438
   Citrix Systems, Inc.* ..................................................         1,000,000               122,968,750
   Clarent Corporation* ...................................................           200,000                15,537,500
   Clear Channel Communications, Inc.* ....................................           547,300                48,846,525
   DoubleClick Inc.* ......................................................           373,800                94,676,531
   eBay Inc.* .............................................................           300,000                37,565,625
   Getty Images, Inc.* ....................................................           648,200                31,761,800
   HNC Software Inc.* .....................................................           600,000                63,581,250
   Inktomi Corporation* ...................................................           940,000                83,366,250
   Intuit Inc.* ...........................................................         1,526,400                91,440,900
   Microsoft Corporation* .................................................           700,000                81,703,125
   Netopia, Inc.* .........................................................           500,000                27,296,875
   Oracle Corporation* ....................................................           500,000                56,015,625
   Phone.com, Inc.* .......................................................           400,000                46,475,000
   Sapient Corporation* ...................................................           105,000                14,795,156
   TMP Worldwide Inc.* ....................................................           500,000                70,843,750
   Transaction Systems Architects, Inc.,
      Class A* ............................................................           600,000                16,818,750
   USWeb Corporation* .....................................................           600,000                26,681,250
   Veritas Software Corp.* ................................................         1,500,000               214,640,625
   Vignette Corporation* ..................................................           500,000                81,484,375
   Yahoo! Inc.* ...........................................................           600,000               259,631,250
      Total ...............................................................                               1,685,023,100

CHEMICALS AND ALLIED PRODUCTS - 5.67%
   Biogen, Inc.* ..........................................................           700,000                59,128,125
   Bristol-Myers Squibb Company ...........................................           400,000                25,675,000
   Johnson & Johnson ......................................................           400,000                37,250,000
   Pfizer Inc. ............................................................           700,000                22,706,250
   Schering-Plough Corporation ............................................           600,000                25,312,500
   Warner-Lambert Company .................................................           550,000                45,065,625
      Total ...............................................................                                 215,137,500

COMMUNICATION - 9.68%
   AT&T Corp. - Liberty Media Group,
      Class A* ............................................................           700,000                39,725,000
   COLT Telecom Group plc, ADR* ...........................................           400,000                81,600,000
   Cox Communications, Inc., Class A* .....................................           820,000                42,230,000
   EchoStar Communications Corporation,
      Class A* ............................................................         1,200,000               116,850,000
   Global TeleSystems Group, Inc.* ........................................           434,000                15,027,250
   Nextel Communications, Inc.* ...........................................           456,500                47,062,297
   Vodafone Airtouch Public Limited
      Company, ADR ........................................................           500,000                24,750,000
      Total ...............................................................                                 367,244,547

                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1999

                                                                                       SHARES                 VALUE
COMMON STOCKS (CONTINUED)
DEPOSITORY INSTITUTIONS - 0.91%
   Concord EFS, Inc.* .....................................................         1,350,000            $   34,720,313

ELECTRONIC AND OTHER ELECTRIC EQUIPMENT - 18.41%
   Analog Devices, Inc.* ..................................................         1,000,000                93,000,000
   Broadcom Corporation, Class A* .........................................           450,000               122,554,687
   Gemstar International Group Limited* ...................................         1,400,000                99,662,500
   General Electric Company ...............................................           325,000                50,293,750
   Intel Corporation ......................................................           785,000                64,590,781
   JDS Uniphase Corporation* ..............................................           413,000                66,622,062
   Level 3 Communications, Inc.* ..........................................           300,000                24,543,750
   Nokia Corporation, Series A, ADR .......................................           380,000                72,200,000
   Nortel Networks Corporation ............................................           360,000                36,360,000
   Rambus Inc.* ...........................................................           500,000                33,703,125
   STMicroelectronics N.V., NY Shares .....................................           232,500                35,209,219
      Total ...............................................................                                 698,739,874

ENGINEERING AND MANAGEMENT SERVICES - 2.81%
   Incyte Pharmaceuticals, Inc.* ..........................................           998,400                59,061,600
   Paychex, Inc. ..........................................................           900,000                35,971,875
   Quintiles Transnational Corp.* .........................................           626,000                11,678,813
      Total ...............................................................                                 106,712,288

GENERAL MERCHANDISE STORES - 0.64%
   Dayton Hudson Corporation ..............................................           330,000                24,234,375

INDUSTRIAL MACHINERY AND EQUIPMENT - 8.81%
   Apple Computer, Inc.* ..................................................           617,000                63,416,031
   Applied Materials, Inc.* ...............................................           400,000                50,662,500
   Cisco Systems, Inc.* ...................................................         1,289,100               138,054,553
   Extreme Networks, Inc.* ................................................           300,000                25,087,500
   Sun Microsystems, Inc.* ................................................           500,000                38,703,125
   VA Linux Systems, Inc.* ................................................            90,000                18,624,375
      Total ...............................................................                                 334,548,084

INSTRUMENTS AND RELATED PRODUCTS - 2.25%
   Medtronic, Inc. ........................................................           800,000                29,150,000
   Teradyne, Inc.* ........................................................           850,000                56,100,000
      Total ...............................................................                                  85,250,000

MISCELLANEOUS RETAIL - 1.20%
   Amazon.com, Inc.* ......................................................           600,000                45,693,750

MOTION PICTURES - 0.76%
   Time Warner Incorporated ...............................................           400,000                28,975,000

TOTAL COMMON STOCKS - 96.49%                                                                             $3,662,274,144
   (Cost: $1,261,015,901)

                                SEE NOTES TO SCHEDULES OF INVESTMENTS ON PAGE  .

THE INVESTMENTS OF UNITED SCIENCE AND TECHNOLOGY FUND
DECEMBER 31, 1999

                                                                                                              VALUE
TOTAL SHORT-TERM SECURITIES - 3.65%                                                                      $  138,331,307
   (Cost: $138,331,307)

TOTAL INVESTMENT SECURITIES - 100.14%                                                                    $3,800,605,451
   (Cost: $1,399,347,208)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.14%)                                                          (5,151,237)

NET ASSETS - 100.00%                                                                                     $3,795,454,214


NOTES TO SCHEDULES OF INVESTMENTS
*No dividends were paid during the preceding 12 months.

(A) Listed on an exchange outside the United States.

(B) See Note 7 to financial statements.

(C) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1999, the value of these securities amounted to $11,323,925 or 2.24% of net assets for United Bond Fund.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

                                                                                                                            UNITED
(IN THOUSANDS, EXCEPT                                   UNITED                   UNITED                  UNITED        SCIENCE AND
FOR PER SHARE AMOUNTS)                            ACCUMULATIVE                     BOND                  INCOME         TECHNOLOGY
                                                          FUND                     FUND                    FUND               FUND
                                                  ------------           --------------          --------------       ------------
ASSETS
   Investment securities -- at value
      (Notes 1 and 3) .................             $2,264,891                 $500,722              $8,423,688         $3,800,605
   Cash ...............................                     25                      ---                     ---                 13
   Receivables:
      Investment securities sold ......                    ---                      ---                  17,114                ---
      Dividends and interest ..........                  1,090                    7,446                   6,565                300
      Fund shares sold ................                  1,292                      403                   5,251              5,971
   Prepaid insurance premium ..........                     36                       15                      65                 17
                                                    ----------                 --------              ----------         ----------
        Total assets ..................              2,267,334                  508,586               8,452,683          3,806,906
LIABILITIES                                         ----------                 --------              ----------         ----------
   Payable for investment
      securities purchased ............                    ---                      ---                     ---                204
   Payable to Fund shareholders .......                 11,932                    2,792                  50,197             10,074
   Accrued service fee (Note 2)........                    390                      101                   1,467                459
   Accrued transfer agency and
      dividend disbursing (Note 2) ....                    237                       81                     983                435
   Accrued distribution fee (Note 2)...                     35                        5                     100                100
   Due to custodian ...................                    ---                       55                     283                ---
   Accrued management fee (Note 2).....                     41                        7                     130                 83
   Accrued shareholder servicing --
      Class Y (Note 2) ................                      1                      ---                      43                  4
   Accrued accounting
      services fee (Note 2) ...........                      8                        5                       8                  8
   Other ..............................                     81                       46                     338                 85
                                                    ----------                 --------              ----------         ----------
        Total liabilities..............                 12,725                    3,092                  53,549             11,452
                                                    ----------                 --------              ----------         ----------
           Total net assets ...........             $2,254,609                 $505,494              $8,399,134         $3,795,454
NET ASSETS                                          ==========                 ========              ==========         ==========
   $1.00 par value capital stock:
      Capital stock ...................             $  246,577                 $ 84,710              $1,033,049         $  205,880
      Additional paid-in capital.......              1,531,351                  452,467               3,761,018          1,156,099
   Accumulated undistributed
      income (loss):
      Accumulated undistributed
        net investment income .........                  2,558                      237                   4,374                ---
      Accumulated undistributed net
        realized gain (loss) on
        investment transactions........                 79,304                  (19,084)                360,167             32,223
      Net unrealized appreciation
        (depreciation) of
        investments ...................                394,819                  (12,836)              3,240,526          2,401,252
                                                    ----------                 --------              ----------         ----------
        Net assets applicable to
           outstanding units
           of capital .................             $2,254,609                 $505,494              $8,399,134         $3,795,454
                                                    ==========                 ========              ==========         ==========
Capital shares outstanding:
   Class A ............................                245,724                   83,921                 996,484            203,116
   Class B ............................                    288                      290                   1,612                944
   Class C ............................                     38                       48                     169                155
   Class Y ............................                    527                      451                  34,784              1,665
Capital shares authorized .............                500,000                  300,000               2,000,000            400,000
Net asset value per share
   (net assets divided by
   shares outstanding):
   Class A ............................                  $9.14                    $5.97                   $8.13             $18.43
   Class B ............................                  $9.12                    $5.97                   $8.13             $18.37
   Class C ............................                  $9.12                    $5.96                   $8.13             $18.38
   Class Y ............................                  $9.14                    $5.97                   $8.13             $18.65

                                             SEE NOTES TO FINANCIAL STATEMENTS.

UNITED FUNDS, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

(IN THOUSANDS)                                                                                                              UNITED
                                                        UNITED                   UNITED                  UNITED        SCIENCE AND
                                                  ACCUMULATIVE                     BOND                  INCOME         TECHNOLOGY
                                                          FUND                     FUND                    FUND               FUND
                                                  ------------             ------------          --------------       ------------
INVESTMENT INCOME (LOSS)
   Income (Note 1B):
      Interest and
        amortization ..................               $  4,861                  $35,757              $   80,752         $    4,290
      Dividends ......................                  20,388                      ---                  69,751              3,730
                                                      --------                  -------              ----------         ----------
        Total income ..................                 25,249                   35,757                 150,503              8,020
                                                      --------                  -------              ----------         ----------
   Expenses (Note 2):
      Investment
        management fee.................                 11,970                    2,525                  44,403             16,102
      Service fees:
        Class A .......................                  4,353                    1,246                  16,986              4,574
        Class B .......................                      1                        1                       4                  5
        Class C .......................                    ---                      ---                     ---                  1
      Transfer agency and dividend disbursing:
        Class A .......................                  2,242                    1,008                   9,910              3,770
        Class B .......................                      2                        1                       8                 13
        Class C .......................                    ---                      ---                       1                  2
      Distribution fees:
        Class A .......................                    241                       76                     947                424
        Class B .......................                      2                        2                      11                 11
        Class C .......................                    ---                      ---                       1                  2
      Custodian fees ..................                     66                       17                     576                 70
      Shareholder servicing
        -- Class Y.....................                      7                        4                     528                 21
      Accounting services fee..........                    100                       61                     100                100
      Legal fees ......................                     20                        5                      74                 18
      Audit fees ......................                     18                       16                      27                 19
      Other ...........................                    251                      131                     915                367
                                                      --------                  -------               ---------         ----------
        Total expenses ................                 19,273                    5,093                  74,491             25,499
                                                      --------                  -------               ---------         ----------
           Net investment
              income (loss) ...........                  5,976                   30,664                  76,012            (17,479)
                                                      --------                  -------               ---------         ----------
REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3)
   Realized net gain (loss)
      on securities ...................                265,505                     (593)                836,278            288,499
   Realized net gain (loss) on foreign
      currency transactions ...........                    (98)                     ---                    (336)                36
                                                      --------               ----------              ----------         ----------
      Realized net gain (loss)
        on investments ................                265,407                     (593)                835,942            288,535
   Unrealized appreciation (depreciation)
      in value of investments
      during the period................                201,521                  (36,307)                317,336          1,604,183
                                                      --------               ----------              ----------         ----------
        Net gain (loss) on
           investments ................                466,928                  (36,900)              1,153,278          1,892,718
                                                      --------               ----------              ----------         ----------
           Net increase (decrease) in net
              assets resulting from
              operations ..............               $472,904                 $(6,236)              $1,229,290         $1,875,239
                                                      ========                 ========              ==========         ==========

                                             SEE NOTES TO FINANCIAL STATEMENTS.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999

                                                                                                                            UNITED
(IN THOUSANDS)                                          UNITED                   UNITED                  UNITED        SCIENCE AND
                                                  ACCUMULATIVE                     BOND                  INCOME         TECHNOLOGY
                                                          FUND                     FUND                    FUND               FUND
                                                  ------------           --------------          --------------       ------------
INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income (loss) ....             $    5,976                 $ 30,664              $   76,012         $  (17,479)
      Realized net gain (loss)
        on investments ................                265,407                     (593)                835,942            288,535
      Unrealized appreciation
        (depreciation) ................                201,521                  (36,307)                317,336          1,604,183
                                                    ----------                 --------              ----------         ----------
        Net increase (decrease) in net
           assets resulting
           from operations.............                472,904                   (6,236)              1,229,290          1,875,239
                                                    ----------                 --------              ----------         ----------
   Distributions to shareholders from (Note 1E):*
      Net investment income:
        Class A .......................                 (5,519)                 (30,472)                (77,099)               ---
        Class B .......................                    ---                       (9)                    ---                ---
        Class C .......................                    ---                       (1)                    ---                ---
        Class Y .......................                    (20)                    (148)                 (4,135)               ---
      Realized net gains on investment transactions:
        Class A .......................               (250,533)                     ---                (486,908)          (280,167)
        Class B .......................                   (223)                     ---                    (607)              (988)
        Class C .......................                    (34)                     ---                     (66)              (171)
        Class Y .......................                   (530)                     ---                 (16,884)            (2,276)
                                                    ----------                 --------              ----------         ----------
                                                      (256,859)                (30,630)                (585,699)          (283,602)
                                                    ----------                 --------              ----------         ----------
   Capital share transactions (Note 5)                 170,527                  (14,788)                (11,758)           529,334
                                                    ----------                 --------              ----------         ----------
      Total increase (decrease)                        386,572                  (51,654)                631,833          2,120,971
NET ASSETS
   Beginning of period ................              1,868,037                  557,148               7,767,301          1,674,483
                                                    ----------                 --------              ----------         ----------
   End of period                                    $2,254,609                 $505,494              $8,399,134         $3,795,454
                                                    ==========                 ========              ==========         ==========
      Undistributed net investment
        income ........................                 $2,558                     $237                  $4,374               $---
                                                        ======                     ====                  ======               ====

                                       *SEE "FINANCIAL HIGHLIGHTS" ON PAGES - .

                                          SEE NOTES TO FINANCIAL STATEMENTS.

UNITED FUNDS, INC.
STATEMENT OF CHANGES IN NET ASSETS
FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                                                                            UNITED
(IN THOUSANDS)                                          UNITED                   UNITED                  UNITED        SCIENCE AND
                                                  ACCUMULATIVE                     BOND                  INCOME         TECHNOLOGY
                                                          FUND                     FUND                    FUND               FUND
                                                  ------------           --------------          --------------       ------------
INCREASE IN NET ASSETS
   Operations:
      Net investment income (loss) ....             $   19,519                 $ 31,745              $   82,228          $  (4,737)
      Realized net gain on investments                 259,891                    4,756               1,363,007            139,225
      Unrealized appreciation .........                 75,732                    1,500                 102,526            492,528
                                                      --------               ----------              ----------         ----------
        Net increase in net assets
           resulting from operations...                355,142                   38,001               1,547,761            627,016
                                                      --------               ----------              ----------         ----------
   Distributions to shareholders from (Note 1E):*
    Net investment income:
        Class A .......................                (20,979)                 (31,553)                (69,402)               ---
        Class Y .......................                    (50)                    (359)                 (4,557)               ---
      Realized net gains on investment transactions:
        Class A .......................               (214,379)                     ---              (1,392,072)          (108,718)
        Class Y .......................                   (421)                     ---                 (76,922)              (380)
                                                      --------               ----------              ----------         ----------
                                                      (235,829)                 (31,912)             (1,542,953)          (109,098)
                                                      --------               ----------              ----------         ----------
   Capital share
      transactions (Note 5)............                149,682                   22,363               1,267,504             89,771
                                                      --------               ----------              ----------         ----------
      Total increase ..................                268,995                   28,452               1,272,312            607,689
NET ASSETS
   Beginning of period ................              1,599,042                  528,696               6,494,989          1,066,794
                                                    ----------                 --------              ----------         ----------
   End of period ......................             $1,868,037                 $557,148              $7,767,301         $1,674,483
                                                    ==========                 ========              ==========         ==========
      Undistributed net investment
        income ........................                 $2,219                     $203                  $9,932               $---
                                                        ======                     ====                  ======               ====

                                        *SEE "FINANCIAL HIGHLIGHTS" ON PAGES - .

                                           SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                    FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
                                                          1999         1998         1997         1996          1995
                                                         -----        -----        -----        -----         -----
Net asset value,
   beginning of period .............                     $8.28        $7.77        $7.75        $7.78         $6.58
                                                          ----         ----         ----         ----          ----
Income from investment operations:
   Net investment income ...........                      0.03         0.10         0.10         0.11          0.11
   Net realized and unrealized
      gain on investments ..........                      2.01         1.60         2.14         0.82          2.12
                                                          ----         ----         ----         ----          ----
Total from investment operations ...                      2.04         1.70         2.24         0.93          2.23
                                                          ----         ----         ----         ----          ----
Less distributions:
   From net investment income ......                     (0.03)       (0.11)       (0.09)       (0.11)        (0.11)
   From capital gains ..............                     (1.15)       (1.08)       (2.13)       (0.85)        (0.92)
                                                          ----         ----         ----         ----          ----
Total distributions ................                     (1.18)       (1.19)       (2.22)       (0.96)        (1.03)
                                                          ----         ----         ----         ----          ----
Net asset value, end of period .....                     $9.14        $8.28        $7.77        $7.75         $7.78
                                                          ====         ====         ====         ====          ====
Total return* ......................                     25.72%       22.62%       29.58%       12.18%        34.21%
Net assets, end of period (in
   millions) .......................                    $2,247       $1,864       $1,595       $1,285        $1,206
Ratio of expenses to average
   net assets ......................                      0.98%        0.88%        0.82%        0.83%         0.80%
Ratio of net investment income to
   average net assets ..............                      0.30%        1.12%        1.16%        1.34%         1.42%
Portfolio turnover rate ............                    372.35%      373.78%      313.99%      240.37%       229.03%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                                  FOR THE
                                                                   PERIOD
                                                                     FROM
                                                                 10/4/99*
                                                                  THROUGH
                                                                 12/31/99
                                                                 --------
Net asset value, beginning of period ........................     $8.43
                                                                  ----
Income from investment operations:
   Net investment loss ......................................     (0.01)
   Net realized and unrealized gain on investments ..........      1.85
                                                                  ----
Total from investment operations ............................      1.84
                                                                  ----
Less distributions:
   From net investment income ...............................     (0.00)
   From capital gains .......................................     (1.15)
                                                                  ----
Total distributions .........................................     (1.15)
                                                                  ----
Net asset value, end of period ..............................     $9.12
                                                                  ====
Total return ................................................     22.89%
Net assets, end of period (in millions) .....................        $3
Ratio of expenses to average net assets .....................      2.24%**
Ratio of net investment loss to average net assets ..........     -1.40%**
Portfolio turnover rate .....................................    372.35%**

  *Commencement of operations.
 **Annualized.

                    SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                              FOR THE
                                                               PERIOD
                                                                 FROM
                                                             10/6/99*
                                                              THROUGH
                                                             12/31/99
                                                             --------
Net asset value, beginning of period ..................      $8.53
                                                              ----
Income from investment operations:
   Net investment loss ................................       (0.01)
   Net realized and unrealized gain on investments ....        1.75
                                                               ----
Total from investment operations ......................        1.74
                                                               ----
Less distributions:
   From net investment income .........................        (0.00)
   From capital gains .................................        (1.15)
                                                               ----
Total distributions ...................................        (1.15)
                                                               ----
Net asset value, end of period ........................        $9.12
                                                                ====
Total return ..........................................        21.45%
Net assets, end of period (in thousands) ..............         $347
Ratio of expenses to average net assets ...............         2.28%**
Ratio of net investment loss to average net assets ....        -1.35%**
Portfolio turnover rate ...............................       372.35%**

  *Commencement of operations.
 **Annualized.

                   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED ACCUMULATIVE FUND
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                                                           FOR THE
                                                                   FOR THE FISCAL YEAR                     PERIOD
                                                                    ENDED DECEMBER 31,                      FROM
                                                      ---------------------------------------------      7/11/95* TO
                                                       1999         1998         1997         1996        12/31/95
                                                      -----        -----        -----         ----       ----------
Net asset value, beginning of period ............      $8.28        $7.77        $7.75        $7.78        $7.84
                                                       -----         ----         ----         ----         ----
Income from investment operations:
   Net investment income ........................       0.04         0.12         0.11         0.12         0.05
   Net realized and unrealized gain
      on investments ............................       2.01         1.59         2.14         0.82         0.87
                                                       -----         ----         ----         ----         ----
Total from investment operations ................       2.05         1.71         2.25         0.94         0.92
                                                       -----         ----         ----         ----         ----
Less distributions:
   From net investment income ...................      (0.04)       (0.12)       (0.10)       (0.12)        (0.06)
   From capital gains ...........................      (1.15)       (1.08)       (2.13)       (0.85)        (0.92)
                                                       -----         ----         ----         ----          ----
Total distributions .............................      (1.19)       (1.20)       (2.23)       (0.97)        (0.98)
                                                       -----         ----         ----         ----          ----
Net asset value, end of period ..................      $9.14        $8.28        $7.77        $7.75         $7.78
                                                       =====         ====         ====         ====         =====
Total return ....................................      25.95%       22.79%       29.67%       12.27%        11.92%
Net assets, end of period (in millions) .........         $5           $4           $4           $3            $1
Ratio of expenses to average net assets .........       0.80%        0.75%        0.75%        0.74%         0.76%**
Ratio of net investment income to average
   net assets ...................................       0.49%        1.21%        1.22%        1.45%         1.24%**
Portfolio turnover rate .........................     372.35%      373.78%      313.99%      240.37%       229.03%**

  *Commencement of operations.
 **Annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                   FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------
                                                         1999         1998         1997         1996          1995
                                                        -----        -----        -----        -----         -----
Net asset value, beginning of period..............      $6.39        $6.32        $6.14        $6.34         $5.62
                                                         ----         ----         ----         ----          ----
Income from investment operations:
   Net investment income .........................       0.35         0.38         0.39         0.39          0.40
   Net realized and unrealized gain (loss)
      on investments .............................      (0.42)        0.07         0.19        (0.20)         0.72
                                                         ----         ----         ----         ----          ----
Total from investment operations .................      (0.07)        0.45         0.58         0.19          1.12
                                                         ----         ----         ----         ----          ----
Less distributions from net investment income ....      (0.35)       (0.38)       (0.40)       (0.39)        (0.40)
                                                         ----         ----         ----         ----          ----
Net asset value, end of period ...................      $5.97        $6.39        $6.32        $6.14         $6.34
                                                        =====        =====        =====        =====         =====
Total return* ....................................      -1.08%        7.27%        9.77%        3.20%        20.50%
Net assets, end of period (in millions) ..........       $501         $551         $524         $519          $563
Ratio of expenses to average net assets ..........       0.95%        0.84%        0.77%        0.77%         0.74%
Ratio of net investment income to average
   net assets ....................................       5.72%        5.88%        6.34%        6.34%         6.54%
Portfolio turnover rate ..........................      34.12%       33.87%       35.08%       55.74%        66.38%

*Total return calculated without taking into account the sales load deducted on an initial purchase.

                                          SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                          FOR THE
                                                           PERIOD
                                                             FROM
                                                          9/9/99*
                                                          THROUGH
                                                         12/31/99
                                                         --------
Net asset value, beginning of period ..................    $6.05
                                                            ----
Income from investment operations:
   Net investment income ..............................     0.10
   Net realized and unrealized loss on investments ....    (0.08)
                                                            ----
Total from investment operations ......................     0.02
                                                            ----
Less distributions from net investment income .........    (0.10)
   From capital gains .................................    (0.00)
                                                            ----
Total distributions ...................................    (0.10)
                                                            ----
Net asset value, end of period ........................    $5.97
                                                            ====
Total return ..........................................     0.30%
Net assets, end of period (in millions) ...............       $2
Ratio of expenses to average net assets ...............     1.91%**
Ratio of net investment income to average net assets ..     4.93%**
Portfolio turnover rate ...............................    34.12%**

  *Commencement of operations.
 **Annualized.

                 SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                                  FOR THE
                                                                   PERIOD
                                                                     FROM
                                                                  9/9/99*
                                                                  THROUGH
                                                                 12/31/99
                                                                 --------
Net asset value, beginning of period ........................     $6.05
                                                                   ----
Income from investment operations:
   Net investment income ....................................      0.10
   Net realized and unrealized loss on investments ..........     (0.09)
                                                                   ----
Total from investment operations ............................      0.01
                                                                   ----
Less distributions from net investment income ...............     (0.10)
                                                                   ----
Net asset value, end of period ..............................     $5.96
                                                                   ====
Total return ................................................      0.13%
Net assets, end of period (in thousands) ....................      $289
Ratio of expenses to average net assets .....................      1.98%**
Ratio of net investment income to average net assets ........      4.87%**
Portfolio turnover rate .....................................     34.12%**

  *Commencement of operations.
 **Annualized.

                      SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED BOND FUND
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:

                                                                          FOR THE FISCAL YEAR                  FOR THE
                                                                           ENDED DECEMBER 31,                PERIOD FROM
                                                             --------------------------------------------    6/19/95* TO
                                                              1999         1998         1997         1996      12/31/95
                                                             -----        -----        -----         ----    -----------
Net asset value, beginning of period...................      $6.39        $6.32        $6.14        $6.34        $6.11
                                                              ----         ----         ----         ----         ----
Income from investment operations:
   Net investment income ..............................       0.40         0.39         0.42         0.40         0.21
   Net realized and unrealized gain (loss)
      on investments ..................................      (0.45)        0.07         0.17        (0.20)        0.22
                                                              ----         ----         ----         ----         ----
Total from investment operations ......................      (0.05)        0.46         0.59         0.20         0.43
                                                              ----         ----         ----         ----         ----
Less distributions from net investment income .........      (0.37)       (0.39)       (0.41)       (0.40)       (0.20)
                                                              ----         ----         ----         ----         ----
Net asset value, end of period ........................      $5.97        $6.39        $6.32        $6.14        $6.34
                                                              ====         ====         ====         ====         ====
Total return ..........................................      -0.81%        7.54%        9.91%        3.35%        7.20%
Net assets, end of period (in millions) ...............         $2           $6           $5          $12           $3
Ratio of expenses to average net assets ...............       0.69%        0.61%        0.64%        0.62%        0.63%**
Ratio of net investment income to average
   net assets .........................................       6.00%        6.10%        6.48%        6.52%        6.41%**
Portfolio turnover rate ...............................      34.12%       33.87%       35.08%       55.74%       66.38%**

  *Commencement of operations.
 **Annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:*

                                                                    FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------
                                                          1999         1998         1997         1996          1995
                                                         -----        -----        -----        -----         -----
Net asset value, beginning of period................     $7.52        $7.59        $6.58        $5.79         $4.67
                                                          ----         ----        -----        -----         -----
Income from investment operations:
   Net investment income ...........................      0.08         0.20         0.06         0.07          0.07
   Net realized and unrealized gain on
      investments ..................................      1.13         1.66         1.73         1.10          1.30
                                                          ----        -----        -----        -----         -----
Total from investment operations ...................      1.21         1.86         1.79         1.17          1.37
                                                          ----        -----        -----        -----         -----
Less distributions:
   From net investment income ......................     (0.08)       (0.19)       (0.06)       (0.06)        (0.07)
   From capital gains ..............................     (0.52)       (1.74)       (0.72)       (0.32)        (0.18)
                                                          ----        -----        -----        -----         -----
Total distributions ................................     (0.60)       (1.93)       (0.78)       (0.38)        (0.25)
                                                          ----        -----        -----        -----         -----
Net asset value, end of period .....................     $8.13        $7.52        $7.59        $6.58         $5.79
                                                        ======       ======       ======       ======        ======
Total return** .....................................     16.41%       24.02%       27.34%       20.36%        29.60%
Net assets, end of period (in millions) ............    $8,102       $7,368       $6,196       $4,851        $3,976
Ratio of expenses to average net assets ............      0.94%        0.89%        0.84%        0.86%         0.83%
Ratio of net investment income to
   average net assets ..............................      0.94%        1.11%        0.74%        1.03%         1.31%
Portfolio turnover rate ............................     53.79%       49.29%       33.59%       22.24%        17.59%

  *Per-share amounts have been adjusted retroactively to reflect the 400%
   stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                                    FOR THE
                                                                     PERIOD
                                                                       FROM
                                                                   10/4/99*
                                                                    THROUGH
                                                                   12/31/99
                                                                   --------
Net asset value, beginning of period .........................        $7.77
                                                                      -----
Income from investment operations:
   Net investment loss .......................................        (0.00)
   Net realized and unrealized gain on investments ...........         0.88
                                                                      -----
Total from investment operations .............................         0.88
                                                                      -----
Less distributions:
   From net investment income ................................        (0.00)
   From capital gains ........................................        (0.52)
                                                                      -----
Total distributions ..........................................        (0.52)
                                                                      -----
Net asset value, end of period ...............................        $8.13
                                                                      =====
Total return .................................................        11.53%
Net assets, end of period (in millions) ......................          $13
Ratio of expenses to average net assets ......................         2.18%**
Ratio of net investment loss to average net assets ...........        -0.59**
Portfolio turnover rate ......................................        53.79%**

  *Commencement of operations.
 **Annualized.

                   SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                             FOR THE
                                                              PERIOD
                                                                FROM
                                                            10/4/99*
                                                             THROUGH
                                                            12/31/99
                                                            --------
Net asset value, beginning of period ..................     $7.77
                                                            -----
Income from investment operations:
   Net investment loss ................................     (0.00)
   Net realized and unrealized gain on investments ....      0.88
                                                            -----
Total from investment operations ......................      0.88
                                                            -----
Less distributions:
   From net investment income .........................     (0.00)
   From capital gains .................................     (0.52)
                                                            -----
Total distributions ...................................     (0.52)
                                                            -----
Net asset value, end of period ........................     $8.13
                                                            =====
Total return ..........................................     11.53%
Net assets, end of period (in millions) ...............        $1
Ratio of expenses to average net assets ...............      2.23%**
Ratio of net investment loss to average net assets ....     -0.63%**
Portfolio turnover rate ...............................     53.79%**

  *Commencement of operations.
 **Annualized.

                 SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED INCOME FUND
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:*

                                                                          FOR THE FISCAL YEAR                  FOR THE
                                                                           ENDED DECEMBER 31,                 PERIOD FROM
                                                              --------------------------------------------   6/19/95** TO
                                                               1999        1998          1997         1996     12/31/95
                                                              -----        -----        -----        -----   ------------
Net asset value, beginning of period ..................       $7.52        $7.59        $6.58        $5.79     $5.55
                                                              -----        -----        -----        -----     -----
Income from investment operations:
   Net investment income ..............................        0.10         0.24         0.07         0.07      0.04
   Net realized and  unrealized gain on investments ...        1.13         1.66         1.73         1.11      0.42
                                                              -----        -----        -----        -----     -----
Total from investment operations ......................        1.23         1.90         1.80         1.18      0.46
                                                              -----        -----        -----        -----     -----
Less distributions:
   From net investment income .........................       (0.10)       (0.23)       (0.07)       (0.07)    (0.04)
   From capital gains .................................       (0.52)       (1.74)       (0.72)       (0.32)    (0.18)
                                                              -----        -----        -----        -----     -----
Total distributions ...................................       (0.62)       (1.97)       (0.79)       (0.39)    (0.22)
                                                              -----        -----        -----        -----     -----
Net asset value, end of period ........................       $8.13        $7.52        $7.59        $6.58     $5.79
                                                              =====        =====        =====        =====     =====
Total return ..........................................       16.67%       24.27%       27.49%       20.53%     8.45%
Net assets, end of period (in millions) ...............        $283         $399         $299         $151      $107
Ratio of expenses to average net assets ...............        0.73%        0.71%        0.72%        0.73%     0.74%***
Ratio of net investment income to average net assets ..        1.18%        1.29%        0.85%        1.17%     1.36%***
Portfolio turnover rate ...............................       53.79%       49.29%       33.59%       22.24%    17.59%***

    *Per-share amounts have been adjusted retroactively to reflect the 400%
     stock dividend effected June 26, 1998.
   **Commencement of operations.
  ***Annualized.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
CLASS A SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:*

                                                                          FOR THE FISCAL YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                               1999          1998         1997         1996          1995
                                                              -----         -----        -----        -----         -----
Net asset value, beginning of period...................       $ 9.91        $6.71        $7.78        $7.63         $5.07
                                                               -----         ----        -----        -----         -----
Income from investment operations:
   Net investment loss ................................        (0.09)       (0.03)       (0.01)       (0.02)        (0.00)
   Net realized and unrealized gain on investments ....        10.12         3.93         0.46         0.66          2.80
                                                               -----         ----        -----        -----         -----
Total from investment operations ......................        10.03         3.90         0.45         0.64          2.80
                                                               -----         ----        -----        -----         -----
Less distributions from capital gains .................        (1.51)       (0.70)       (1.52)       (0.49)        (0.24)
                                                               -----         ----        -----        -----         -----
Net asset value, end of period ........................       $18.43        $9.91        $6.71        $7.78         $7.63
                                                              ======        =====       ======       ======        ======
Total return** ........................................       102.93%       59.31%        7.22%        8.35%        55.37%
Net assets, end of period (in millions) ...............       $3,744       $1,668       $1,063         $981           $821
Ratio of expenses to average net assets ...............         1.16%        1.05%        1.02%        0.98%         0.93%
Ratio of net investment loss to average net assets ....        -0.79%       -0.37%       -0.18%       -0.33%        -0.07%
Portfolio turnover rate ...............................        40.35%       55.70%       87.68%       33.90%        32.89%

  *Per-share amounts have been adjusted retroactively to reflect the 200%
   stock dividend effected June 26, 1998.
 **Total return calculated without taking into account the sales load deducted on an initial purchase.

                                              SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
CLASS B SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                           FOR THE
                                                            PERIOD
                                                              FROM
                                                          10/4/99*
                                                           THROUGH
                                                          12/31/99
                                                           -------
Net asset value, beginning of period ..................     $12.64
                                                             -----
Income from investment operations:
   Net investment loss ................................      (0.04)
   Net realized and unrealized gain on investments ....       7.28
                                                             -----
Total from investment operations ......................       7.24
                                                             -----
Less distributions from capital gains .................      (1.51)
                                                             -----
Net asset value, end of period ........................     $18.37
                                                             =====
Total return ..........................................      58.62%
Net assets, end of period (in millions) ...............        $17
Ratio of expenses to average net assets ...............       2.64%**
Ratio of net investment loss to average net assets ....      -2.35%**
Portfolio turnover rate ...............................      40.35%**

  *Commencement of operations.
 **Annualized.

                SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
CLASS C SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT THE PERIOD:

                                                              FOR THE
                                                               PERIOD
                                                                 FROM
                                                             10/4/99*
                                                              THROUGH
                                                             12/31/99
                                                              -------
Net asset value, beginning of period ......................    $12.64
                                                                -----
Income from investment operations:
   Net investment loss ....................................     (0.04)
   Net realized and unrealized gain on investments ........      7.29
                                                                -----
Total from investment operations ..........................      7.25
                                                                -----
Less distributions from from capital gains ................     (1.51)
                                                                -----
Net asset value, end of period ............................    $18.38
                                                                =====
Total return ..............................................     58.70%
Net assets, end of period (in millions) ...................        $3
Ratio of expenses to average net assets ...................      2.42%**
Ratio of net investment loss to average net assets ........     -2.19%**
Portfolio turnover rate ...................................     40.35%**

  *Commencement of operations.
 **Annualized.

                     SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS OF
UNITED SCIENCE AND TECHNOLOGY FUND
CLASS Y SHARES
FOR A SHARE OF CAPITAL STOCK OUTSTANDING
THROUGHOUT EACH PERIOD:*

                                                               FOR THE FISCAL YEAR          FOR THE
                                                                ENDED DECEMBER 31,          PERIOD FROM
                                                       ---------------------------------    2/27/96** TO
                                                         1999         1998         1997     12/31/96
                                                        -----        -----        -----     ------------
Net asset value, beginning of period .........         $ 9.98        $6.74        $7.79        $8.02
                                                        -----         ----        -----        -----
Income from investment operations:
   Net investment loss .......................          (0.04)       (0.01)       (0.00)       (0.01)
   Net realized and unrealized gain on
      investments ............................          10.22         3.95         0.47         0.27
                                                        -----         ----        -----        -----
Total from investment operations .............          10.18         3.94         0.47         0.26
                                                        -----         ----        -----        -----
Less distributions from capital gains ........          (1.51)       (0.70)       (1.52)       (0.49)
                                                        -----         ----        -----        -----
Net asset value, end of period ...............         $18.65        $9.98        $6.74        $7.79
                                                        =====         ====        =====        =====
Total return .................................         103.72%       59.71%        7.43%        3.25%
Net assets, end of period (in millions) ......            $31           $6           $4           $3
Ratio of expenses to average net assets ......           0.95%        0.79%        0.85%        0.80%***
Ratio of net investment loss to average
   net assets ......................                    -0.59%       -0.12%       -0.01%       -0.12%***
Portfolio turnover rate ......................          40.35%       55.70%       87.68%       33.90%***

    * Per-share amounts have been adjusted retroactively to reflect the 200% stock dividend effected June 26, 1998.
   ** Commencement of operations.
  *** Annualized.

                                   SEE NOTES TO FINANCIAL STATEMENTS.

UNITED FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

         United Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Corporation issues four series of capital shares; each series represents ownership of a separate mutual fund. The assets belonging to each Fund are held separately by the Custodian. The capital shares of each Fund represent a pro rata beneficial interest in the principal, net income (loss) and realized and unrealized capital gains or losses of its respective investments and other assets. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by
         major dealers in such stocks.   Securities for which quotations are
         not readily available are valued as determined in good faith in accordance with procedures established by and under the general supervision of the Corporation's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Corporation is informed of the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Securities Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Corporation combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Corporation's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Corporation intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by each Fund on the business day following record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryovers. At December 31, 1999, United Science and Technology Fund reclassified $17,443,356 between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions. Net investment income, net realized gains and net assets were not affected by this change.

         The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS

         The Corporation pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee is payable by each Fund at the following annual rates:

                                                                                               Annual
         Fund                             Net Asset Breakpoints                                Rate
         --------------------------------------------------------------------------------------------
         United Accumulative Fund         Up to $1 Billion                                      .700%
                                          Over $1 Billion up to $2 Billion                      .650%
                                          Over $2 Billion up to $3 Billion                      .600%
                                          Over $3 Billion                                       .550%

         United Bond Fund                 Up to $500 Million                                    .525%
                                          Over $500 Million up to $1 Billion                    .500%
                                          Over $1 Billion up to $1.5 Billion                    .450%
                                          Over $1.5 Billion                                     .400%

         United Income Fund               Up to $1 Billion                                      .700%
                                          Over $1 Billion up to $2 Billion                      .650%
                                          Over $2 Billion up to $3 Billion                      .600%
                                          Over $3 Billion up to $6 Billion                      .550%
                                          Over $6 Billion                                       .500%
         United Science and
           Technology Fund                Up to $1 Billion                                      .850%
                                          Over $1 Billion up to $2 Billion                      .830%
                                          Over $2 Billion up to $3 Billion                      .800%
                                          Over $3 Billion                                       .760%

Prior to June 30, 1999, the fee consisted of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets for United Accumulative Fund and United Income Fund, .03% of net assets for United Bond Fund, and .20% for United Science and Technology Fund; and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Corporation accrues and pays this fee daily.

         Pursuant to assignment of the Investment Management Agreement between the Corporation and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Corporation's investment manager.

         The Corporation has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Corporation and pricing daily the value of shares of the Corporation. For these services, each of the four Funds pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                                        ACCOUNTING SERVICES FEE

                        Average
                     Net Asset Level                              Annual Fee
                (all dollars in millions)                     Rate for Each Fund
                -------------------------                     ------------------
                  From $    0  to $   10                           $      0
                  From $   10  to $   25                           $ 10,000
                  From $   25  to $   50                           $ 20,000
                  From $   50  to $  100                           $ 30,000
                  From $  100  to $  200                           $ 40,000
                  From $  200  to $  350                           $ 50,000
                  From $  350  to $  550                           $ 60,000
                  From $  550  to $  750                           $ 70,000
                  From $  750  to $1,000                           $ 85,000
                       $1,000 and Over                             $100,000

         For Class A, Class B and Class C shares, the Corporation pays WARSCO a per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Corporation pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Corporation also reimburses W&R and WARSCO for certain out-of-pocket costs.

         As principal underwriter for the Corporation's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Corporation) of $35,273,006. With respect to Class A, Class B and Class C shares, W&R paid sales commissions of $21,190,954 and all expenses in connection with the sale of the Corporation's shares, except for registration fees and related expenses.

         A contingent deferred sales charge ("CDSC") may be assessed against a shareholder's redemption amount of Class B and Class C shares and is paid to W&R. The purpose of the deferred sales charge is to compensate W&R for the costs incurred by W&R in connection with the sale of a fund's shares. With respect to Class B shares, the amount of the CDSC will be the following percent of the total amount invested during a calendar year to acquire the shares or the value of the shares redeemed, whichever is less. Redemption at any time during the first calendar year of investment, 5%; the second calendar year, 4%; the third calendar year, 3%; the fourth calendar year, 3%; the fifth calendar year, 2%; the sixth calendar year, 1% and thereafter, 0%. If Class C shares are sold within 12 months of buying these shares, a 1% CDSC will be imposed. The deferred sales charge will not be imposed on shares representing payment of dividends or distributions or on amounts which represent an increase in the value of the shareholder's account resulting from capital appreciation above the amount paid for shares purchased during the deferred sales charge period. During the period ended December 31, 1999, W&R received the following amounts in deferred sales charges from Class B and Class C shares.

                                                      Class B            Class C
         United Accumulative Fund                       $ 96               $---
         United Bond Fund                                  1                 65
         United Income Fund                              437                 58
         United Science and
           Technology Fund                               391                 32

         Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

         Under the Distribution and Service Plan adopted by the Corporation for Class B shares and Class C shares, respectively, each Fund may pay Waddell & Reed, Inc. a service fee not to exceed .25% and a distribution fee not to exceed .75% of a Fund's average annual net assets attributable to that class, paid monthly, to compensate Waddell & Reed, Inc. for its services in connection with the distribution of shares of that class and/or the service and/or maintenance of shareholder accounts of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution fee and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities described with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

         The Corporation paid Directors' fees of $459,244, which are included in other expenses.

         W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- INVESTMENT SECURITIES TRANSACTIONS

         Investment securities transactions for the period ended December 31, 1999 are summarized as follows:

                                                                                                                           United
                                                         United                United                United           Science and
                                                   Accumulative                  Bond                Income            Technology
                                                           Fund                  Fund                  Fund                  Fund
                                                    -----------          ------------          ------------          ------------
Purchases of investment securities,
   excluding short-term and U.S.
   Government securities                         $7,056,318,925           $73,318,852        $3,544,216,574        $1,091,254,903
Purchases of U.S. Government obligations                    ---           100,085,983           560,658,182                   ---
Purchases of short-term securities                4,497,576,410         1,193,555,386         7,816,842,397         3,065,336,811
Proceeds from maturities and sales of
   investment securities, excluding
   short-term and U.S. Government
   securities                                     7,025,010,786           110,107,548         3,050,312,467           867,068,931
Proceeds from maturities and sales of
   U.S. Government obligations                      199,577,344            82,351,376         1,602,793,476                   ---
Proceeds from maturities and sales
   of short-term securities                       4,408,528,474         1,189,229,929         7,842,462,287         3,054,306,348

         For Federal income tax purposes, cost of investments owned at December 31, 1999 and the related appreciation (depreciation) were as follows:

                                                                                                                       Aggregate
                                                                                                                    Appreciation
                                                          Cost          Appreciation          Depreciation        (Depreciation)
                                                --------------          ------------         -------------         -------------
United Accumulative Fund                        $1,873,721,507         $ 468,359,591         $(77,189,885)          $391,169,706
United Bond Fund                                   513,653,172             2,903,670          (15,835,110)           (12,931,440)
United Income Fund                               5,183,111,243         3,500,668,908         (260,091,901)         3,240,577,007
United Science and Technology Fund               1,399,347,723         2,435,883,110          (34,625,382)         2,401,257,728

NOTE 4 -- FEDERAL INCOME TAX MATTERS

         The Corporation's income and expenses attributed to each Fund and the gains and losses on security transactions of each Fund have been attributed to that Fund for Federal income tax purposes as well as for accounting purposes. For Federal income tax purposes, United Accumulative Fund, United Income Fund and United Science and Technology Fund realized capital gain net income of $268,545,845, $836,278,477 and $271,055,351, respectively, during the year ended December 31, 1999, a portion of which was paid to shareholders during the period ended December 31, 1999. Remaining capital gain net income will be distributed to each Fund's shareholders. For Federal income tax purposes, United Bond Fund realized capital gain net income of $159,085 during the year ended December 31, 1999, which included the effect of certain losses deferred into the next fiscal year (see discussion below). This capital gain net income was entirely offset by utilization of capital loss carryovers. Remaining capital loss carryovers of United Bond Fund aggregated $18,314,931 as of December 31, 1999, and are available to offset future realized capital gain net income for Federal income tax purposes but, if not utilized, will expire as follows: $18,234,028 at December 31, 2002 and $80,903 at December 31, 2003.

         Internal Revenue Code regulations permits each Fund to defer into its next fiscal year net capital losses or net long-term capital losses incurred between each November 1 and the end of its fiscal year ("post-October losses"). From November 1, 1999 through December 31, 1999, United Bond Fund incurred net capital losses of $655,692, which have been deferred to the fiscal year ending December 31, 2000.

NOTE 5 -- MULTICLASS OPERATIONS

         Each Fund is authorized to offer four classes of shares, Class A, Class B, Class C and Class Y, each of which have equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases, are not subject to a Rule 12b-1 Distribution and Service Plan and are subject to a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of each class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

         Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of their relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

         Transactions in capital stock for the period ended December 31, 1999 are summarized below. Dollar amounts are in thousands.

                                                                                                                        United
                                                        United             United                  United          Science and
                                                  Accumulative               Bond                  Income           Technology
                                                          Fund               Fund                    Fund                 Fund
                                                   -----------       ------------            ------------         ------------
Shares issued from sale of shares:
   Class A ...............................          20,269,569         74,230,647              95,817,631           70,704,260
   Class B ...............................             274,559            332,561               1,568,086              888,155
   Class C ...............................              33,975             61,935                 161,689              145,074
   Class Y ...............................             304,162            356,828               6,514,737            1,483,445
Shares issued from reinvestment of
   dividends and/or capital gains
   distribution:
   Class A ...............................          28,018,888          4,401,669               67,006,166           16,066,243
   Class B ...............................              26,403              1,572                   77,440               59,765
   Class C ...............................               4,051                195                    8,454               10,356
   Class Y ...............................              65,137             23,012                2,656,148               94,104
Shares redeemed:
   Class A ...............................         (27,718,702)       (80,926,223)            (146,623,896)         (52,059,525)
   Class B ...............................             (12,853)           (44,450)                 (33,784)              (4,204)
   Class C ...............................                  (5)           (13,625)                    (938)                (556)
   Class Y ...............................            (291,514)          (917,224)             (27,430,321)            (504,503)
                                                    ----------        -----------               ----------           ----------
Increase (decrease) in outstanding
   capital shares ........................          20,973,670         (2,493,103)                (278,588)          36,882,614
                                                    ==========        ===========               ==========           ==========
Value issued from sale of shares:
   Class A ...............................            $176,177           $455,677               $  746,043             $884,275
   Class B ...............................               2,464              2,000                   12,526               13,812
   Class C ...............................                 309                372                    1,289                2,282
   Class Y ...............................               2,560              2,207                   50,345               18,437
Value issued from reinvestment of
   dividends and/or capital gains
   distribution:
   Class A ...............................             236,622             27,368                  524,162              266,218
   Class B ...............................                 223                  9                      606                  988
   Class C ...............................                  34                  1                       66                  171
   Class Y ...............................                 550                141                   20,760                1,577
Value redeemed:
   Class A ...............................            (245,823)          (496,408)              (1,151,669)            (652,677)
   Class B ...............................                (122)              (266)                    (277)                 (72)
   Class C ...............................                (---)*              (81)                      (8)                 (10)
   Class Y ...............................              (2,467)            (5,808)                (215,601)              (5,667)
                                                      --------           --------                ---------              --------
Increase (decrease) in outstanding
   capital ...............................            $170,527           $(14,788)               $ (11,758)             $529,334
                                                      ========           ========                =========              ========

  *Amount not shown due to rounding.

         Transactions in capital stock for the fiscal year ended December 31, 1998 are summarized below. Dollar amounts are in thousands.


                                                                                                                        United
                                                        United             United                  United          Science and
                                                  Accumulative               Bond                  Income           Technology
                                                          Fund               Fund                   Fund*                Fund*
                                                   -----------       ------------            ------------         ------------
Shares issued from sale of shares:
   Class A .............................            15,967,129         31,835,303             100,626,223            77,529,963
   Class Y .............................               103,049            216,958              10,384,489               130,439
Shares issued from reinvestment of
   dividends and/or capital gains
   distribution:
   Class A .............................            27,472,978          4,341,736             185,178,374            11,704,260
   Class Y .............................                59,740             56,607              11,152,791                42,644
Shares redeemed:
   Class A .............................           (23,654,895)       (32,844,203)          (121,882,974)           (79,203,331)
   Class Y .............................              (175,077)           (95,711)            (7,947,287)              (223,072)
                                                    ----------         ----------             ----------             ----------
Increase in
   outstanding capital
   shares ..............................            19,772,924          3,510,690            177,511,616              9,980,903
                                                    ==========         ==========            ===========             ==========
Value issued from sale of shares:
   Class A .............................              $136,894           $202,677             $  849,389               $618,721
   Class Y .............................                   876              1,379                 85,082                  1,031
Value issued from reinvestment of
   dividends and/or capital gains
   distribution:
   Class A .............................               216,773             27,530              1,351,806                103,357
   Class Y .............................                   472                359                 81,473                    379
Value redeemed:
   Class A .............................              (203,897)          (208,970)            (1,035,016)              (631,968)
   Class Y .............................                (1,436)              (612)               (65,230)                (1,749)
                                                      --------           --------             ----------               --------
Increase in outstanding capital ........              $149,682           $ 22,363             $1,267,504               $ 89,771
                                                      ========           ========             ==========               ========

 *Share transactions prior to June 27, 1998 have been adjusted to effect the stock dividend of June 26, 1998.

NOTE 6 -- STOCK DIVIDEND

         The Corporation's Board of Directors approved on February 11, 1998 a stock dividend of 400% on United Income Fund and 200% on United Science and Technology Fund effected on June 26, 1998. Authorized shares of United Income Fund were accordingly increased by 1,400,000,000 and United Accumulative Fund and United Bond Fund each reallocated 100,000,000 shares to United Science and Technology Fund.

NOTE 7 -- SECURITIES LOANED

         On December 31, 1999, securities with a market value of $64,899,219 (which are included in the accompanying schedule of investments) had been loaned under agreements whereby the Accumulative Fund held as collateral securities with a market value of $64,408,907 and had required additional collateral of $1,880,000, in accordance with the agreement. The additional collateral was received on January 3, 2000. The Fund derives income from its securities lending activities. These agreements may be terminated by the borrower or the Fund upon proper notice. In the event the borrower fails to deliver the securities within five business days, the Fund has the right to use the collateral to purchase similar or other securities.

During the period ended December 31, 1999, Accumulative Fund and United Income Fund derived approximately $83,573 and $888,184, respectively, of income, net of related expenses, from its securities lending activities.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of United Accumulative Fund, United Bond Fund, United Income Fund, and United Science and Technology Fund (collectively the "Funds") comprising United Funds, Inc. as of December 31, 1999, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the respective Funds comprising United Funds, Inc. as of December 31, 1999, the results of their operations for the fiscal year then ended, the changes in their net assets for each of the two fiscal years in the period then ended, and the financial highlights for each of the five fiscal years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP
Kansas City, Missouri
February 4, 2000

                             REGISTRATION STATEMENT

                                     PART C

                                OTHER INFORMATION

23.    Exhibits: United Funds, Inc.

       (a) Articles of Incorporation, as amended, filed by EDGAR on April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Articles Supplementary as proposed, filed by EDGAR on April 18, 1995 as EX-99.B1-ufartsup to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Articles Supplementary filed by EDGAR on September 16, 1999 as EX-99.B(a)ufartsup to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Articles Supplementary filed by EDGAR on April 27, 2000 as EX-99.B(a)ufartsup to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

              Articles Supplementary attached hereto as EX-99.B(a)ufartsup

       (b) Bylaws, as amended, filed by EDGAR on March 26, 1997 as EX-99.B2-ufbylaw to Post-Effective Amendment No. 119 to the Registration Statement on Form N-1A*

              Amendment to Bylaws filed by EDGAR on April 1, 1999 as EX-99.B2-ufamend to Post-Effective Amendment No. 123 to the Registration Statement on Form N-1A*

       (c)    Not applicable

       (d) Investment Management Agreement filed by EDGAR on September 30, 1994 as EX-99.B5-UFIMA to Post-Effective Amendment No. 116 to the Registration Statement on Form N-1A*

              Assignment of the Investment Management Agreements filed by EDGAR on March 28, 1996 as EX-99.B5-ufassign to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

              Fee Schedule (Exhibit A) to the Investment Management Agreement, as amended, filed by EDGAR on September 16, 1999 as EX-99.B(d)ufimafee to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

       (e) Underwriting Agreement, dated February 8, 1995, filed by EDGAR on April 18, 1995 as EX-99.B6-ufua to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

       (f)    Not applicable

       (g) Custodian Agreement, as amended, filed by EDGAR on January 29, 1999 as EX-99.B8-ufca to Post-Effective Amendment No. 122 to the Registration Statement on Form N-1A*

              Custodian Agreement, as amended, filed by EDGAR on April 27, 2000 as EX-99.B(h)ufca to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

       (h) Shareholder Servicing Agreement, filed by EDGAR on January 29, 1999 as EX-99.B9-ufssa to Post-Effective Amendment No. 122 to the Registration Statement on Form N-1A*

              Fund Class A application, as amended, filed by EDGAR on May 30, 1997 as EX-99.B9-ufappca to Post-Effective Amendment No. 120 to the Registration Statement on Form N-1A*

              Fund Class Y application filed by EDGAR on April 18, 1995 as EX-99.B9-ufappcy to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Fund NAV application filed by EDGAR on April 18, 1995 as EX-99.B9-ufappnav to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Accounting Services Agreement filed by EDGAR on April 18, 1995 as EX-99.B9-ufasa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Service Agreement filed by EDGAR on August 11, 1993 as Exhibit
              (b)(15) to Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A*

              Amendment to Service Agreement filed by EDGAR on April 18, 1995 as EX-99.B9-ufsaa to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Class Y Letter of Understanding filed by EDGAR on March 28, 1996 as EX-99.B9-uflou to the Post-Effective Amendment No. 118 to the Registration Statement on Form N-1A*

              Compensation Table (Exhibit B) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on September 16, 1999 as EX-99.B(h)ufssacom to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Fidelity Bond Coverage (Exhibit C) to the Shareholder Servicing Agreement, as amended, filed by EDGAR on September 16, 1999 as EX-99.B(h)ufssafid to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Fund Class A, B and C application (Non-Retirement Plan), as amended, filed by EDGAR on September 16, 1999 as EX-99.B(h)ufappnon to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Fund Class A, B and C application (Retirement Plan), as amended, filed by EDGAR on September 16, 1999 as EX-99.B(h)ufappabc to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Fund Class Y application filed by EDGAR on April 18, 1995 as EX-99.B(h)ufappcy to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*

              Fund NAV application, as amended, filed by EDGAR on April 27, 2000 as EX-99.B(h)ufappnav to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

              Fund Application (Non-Retirement Plan), as amended, attached hereto as EX-99.B(h)ufappnon

              Fund Application (Retirement Plan), as amended, attached hereto as EX-99.B(h)ufappabc


              Fund Application (Institutional), attached hereto as EX-99.B(h)ufappnav



              Fund Application (Legend Non-Retirement), attached hereto as EX-99.B(h)ufapplegnon



              Fund Application (Legend Retirement), attached hereto as EX-99.B(h)ufapplegappabc


       (i) Opinion and Consent of Counsel attached hereto as EX-99.B(i)uflegopn

       (j) Consent of Deloitte & Touche LLP, Independent Accountants, attached hereto as EX-99.B(j)ufconsnt

       (k)    Not applicable

       (l)    Not applicable

       (m) Distribution and Service Plan, as amended, filed by EDGAR on January 29, 1999 as EX-99.B15-ufd&spca to Post-Effective Amendment No. 122 to the Registration Statement on Form N-1A*

              Distribution and Service Plan for Class B shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspb to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

              Distribution and Service Plan for Class C shares filed by EDGAR on September 16, 1999 as EX-99.B(m)ufdspc to the Post-Effective Amendment No. 124 to the Registration Statement on Form N-1A*

       (n)    Not applicable

       (o) Multiple Class Plan, as amended, attached hereto as EX-99.B(o)ufmcp

       (p)    Code of Ethics filed by EDGAR on April 27, 2000 as
              EX-99.B(p)ufcode to 1940 Act Amendment No. 32 to the Registration Statement on Form N-1A*

24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None

25.    INDEMNIFICATION

       Reference is made to Article SEVENTH paragraph 6(b) through 6(f) of the Articles of Incorporation, as amended, filed April 18, 1995 as EX-99.B1-charter to the Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*; and to Article IV of the Underwriting Agreement filed April 18, 1995 as EX-99.B6-ufua to Post-Effective Amendment No. 117 to the Registration Statement on Form N-1A*, both of which provide indemnification. Also refer to Section 2-418 of the Maryland General Corporation Law regarding indemnification of directors, officers, employees and agents.

       Registrant undertakes to carry out all indemnification provisions of its Articles of Incorporation, Bylaws, and the above-described contracts in accordance with the Investment Company Act Release No. 11330
       (September 4, 1980) and successor releases.

       Insofar as indemnification for liability arising under the 1933 Act, as amended, may be provided to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer of controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

26.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT MANAGER

       Waddell & Reed Investment Management Company is the investment manager of the Registrant. Under the terms of an Investment Management Agreement between Waddell & Reed, Inc. and the Registrant, Waddell & Reed, Inc. is to provide investment management services to the Registrant. Waddell & Reed, Inc. assigned its investment management duties under this agreement to Waddell & Reed Investment Management Company on January 8, 1992. Waddell & Reed Investment Management Company is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of this Post-Effective Amendment and to other investment advisory clients.

       Each director and executive officer of Waddell & Reed Investment Management Company has had as his sole business, profession, vocation or employment during the past two years only his duties as an executive officer and/or employee of Waddell & Reed Investment Management Company or its predecessors, except as to persons who are directors and/or officers of the Registrant and have served in the capacities shown in the Statement of Additional Information of the Registrant. The address of the officers is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

       As to each director and officer of Waddell & Reed Investment Management Company, reference is made to the Prospectus and SAI of this Registrant.

27.    PRINCIPAL UNDERWRITER

       (a) Waddell & Reed, Inc. is the principal underwriter of the Registrant. It is also the principal underwriter to the following investment companies:

              United International Growth Fund, Inc.
              United Continental Income Fund, Inc.
              United Vanguard Fund, Inc.
              United Retirement Shares, Inc.
              United Municipal Bond Fund, Inc.
              United High Income Fund, Inc.
              United Cash Management, Inc.
              United Government Securities Fund, Inc.
              United New Concepts Fund, Inc.
              United Municipal High Income Fund, Inc.
              United High Income Fund II, Inc.
              United Asset Strategy Fund, Inc.
              United Small Cap Fund, Inc.
              United Tax-Managed Equity Fund, Inc.
              Waddell & Reed Funds, Inc.
              Advantage I
              Advantage II
              Advantage Plus
              Advantage Gold

       (b) The information contained in the underwriter's application on Form BD, as filed on June 16, 2000 SEC No. 8-27030 under the Securities Exchange Act of 1934, is herein incorporated by reference.

       (c) No compensation was paid by the Registrant to any principal underwriter who is not an affiliated person of the Registrant or any affiliated person of such affiliated person.

28.    LOCATION OF ACCOUNTS AND RECORDS

       The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act and rules promulgated thereunder are under the possession of Mr. Robert L. Hechler and Ms. Kristen A. Richards, as officers of the Registrant, each of whose business address is Post Office Box 29217, Shawnee Mission, Kansas 66201-9217.

29.    MANAGEMENT SERVICES

       There is no service contract other than as discussed in Part A and B of this Post-Effective Amendment and as listed in response to Items 23(h) and 23(m) hereof.

30.    UNDERTAKING

       Not applicable

---------------------------------
*Incorporated herein by reference

                                POWER OF ATTORNEY

       KNOW ALL MEN BY THESE PRESENTS, That each of the undersigned, UNITED ASSET STRATEGY FUND, INC., UNITED CASH MANAGEMENT, INC., UNITED CONTINENTAL INCOME FUND, INC., UNITED FUNDS, INC., UNITED GOVERNMENT SECURITIES FUND, INC., UNITED HIGH INCOME FUND, INC., UNITED HIGH INCOME FUND II, INC., UNITED INTERNATIONAL GROWTH FUND, INC., UNITED MUNICIPAL BOND FUND, INC., UNITED MUNICIPAL HIGH INCOME FUND, INC., UNITED NEW CONCEPTS FUND, INC., UNITED RETIREMENT SHARES, INC., UNITED SMALL CAP FUND, INC., UNITED TAX-MANAGED EQUITY FUND, INC., UNITED VANGUARD FUND, INC., TARGET/UNITED FUNDS, INC. AND WADDELL & REED FUNDS, INC. (each hereinafter called the "Corporation"), and certain directors and officers for the Corporation, do hereby constitute and appoint KEITH A. TUCKER, ROBERT L. HECHLER, DANIEL C. SCHULTE and KRISTEN A. RICHARDS, and each of them individually, their true and lawful attorneys and agents to take any and all action and execute any and all instruments which said attorneys and agents may deem necessary or advisable to enable each Corporation to comply with the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, in connection with the registration under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, including specifically, but without limitation of the foregoing, power and authority to sign the names of each of such directors and officers in his/her behalf as such director or officer as indicated below opposite his/her signature hereto, to any Registration Statement and to any amendment or supplement to the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, and to any instruments or documents filed or to be filed as a part of or in connection with such Registration Statement or amendment or supplement thereto; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

Date:  February 9, 2000                         /s/Robert L. Hechler
                                                --------------------------
                                                Robert L. Hechler, President

/s/Keith A. Tucker              Chairman of the Board          February 9, 2000
-------------------                                            -----------------
Keith A. Tucker

/s/Robert L. Hechler            President, Principal           February 9, 2000
--------------------            Financial Officer and          -----------------
Robert L. Hechler               Director

/s/Henry J. Herrmann            Vice President and             February 9, 2000
--------------------            Director                       -----------------
Henry J. Herrmann

/s/Theodore W. Howard           Vice President, Treasurer      February 9, 2000
--------------------            and Principal Accounting       -----------------
Theodore W. Howard              Officer

/s/James M. Concannon           Director                       February 9, 2000
--------------------                                           -----------------
James M. Concannon

/s/John A. Dillingham           Director                       February 9, 2000
--------------------                                           -----------------
John A. Dillingham

/s/David P. Gardner             Director                       February 9, 2000
-------------------                                            -----------------
David P. Gardner

/s/Linda K. Graves              Director                       February 9, 2000
--------------------                                           -----------------
Linda K. Graves

/s/Joseph Harroz, Jr.           Director                       February 9, 2000
--------------------                                           -----------------
Joseph Harroz, Jr.

/s/John F. Hayes                Director                       February 9, 2000
--------------------                                           -----------------
John F. Hayes

/s/Glendon E. Johnson           Director                       February 9, 2000
--------------------                                           -----------------
Glendon E. Johnson

/s/William T. Morgan            Director                       February 9, 2000
--------------------                                           -----------------
William T. Morgan

/s/Ronald C. Reimer             Director                       February 9, 2000
--------------------                                           -----------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.           Director                       February 9, 2000
--------------------                                           -----------------
Frank J. Ross, Jr.

/s/Eleanor B. Schwartz          Director                       February 9, 2000
--------------------                                           -----------------
Eleanor B. Schwartz

/s/Frederick Vogel III          Director                       February 9, 2000
--------------------                                           -----------------
Frederick Vogel III

Attest:

/s/Kristen A. Richards
--------------------------------
Kristen A. Richards
Secretary

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933, and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Overland Park, and State of Kansas, on the 28th day of June, 2000.

                               UNITED FUNDS, INC.

                                  (Registrant)

                            By /s/ Robert L. Hechler*
                            ------------------------
                          Robert L. Hechler, President

       Pursuant to the requirements of the Securities Act of 1933, and/or the Investment Company Act of 1940, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

      Signatures                     Title
      ----------                     -----
/s/Keith A. Tucker*                  Chairman of the Board                June 28, 2000
----------------------                                                    ------------------
Keith A. Tucker

/s/Robert L. Hechler*                President, Principal                 June 28, 2000
----------------------               Financial Officer and                ------------------
Robert L. Hechler                    Director

/s/Henry J. Herrmann*                Vice President and                   June 28, 2000
----------------------               Director                             ------------------
Henry J. Herrmann

/s/Theodore W. Howard*               Vice President, Treasurer            June 28, 2000
----------------------               and Principal Accounting             ------------------
Theodore W. Howard                   Officer

/s/James M. Concannon*               Director                             June 28, 2000
------------------                                                        ------------------
James M. Concannon

/s/John A. Dillingham*               Director                             June 28, 2000
------------------                                                        ------------------
John A. Dillingham

/s/David P. Gardner*                 Director                             June 28, 2000
------------------                                                        ------------------
David P. Gardner

/s/Linda K. Graves*                  Director                             June 28, 2000
------------------                                                        ------------------
Linda K. Graves

/s/Joseph Harroz, Jr.*               Director                             June 28, 2000
------------------                                                        ------------------
Joseph Harroz, Jr.

/s/John F. Hayes*                    Director                             June 28, 2000
-------------------                                                       ------------------
John F. Hayes

/s/Glendon E. Johnson*               Director                             June 28, 2000
-------------------                                                       ------------------
Glendon E. Johnson

/s/William T. Morgan*                Director                             June 28, 2000
-------------------                                                       ------------------
William T. Morgan

/s/Ronald C. Reimer*                 Director                             June 28, 2000
------------------                                                        ------------------
Ronald C. Reimer

/s/Frank J. Ross, Jr.*               Director                             June 28, 2000
------------------                                                        ------------------
Frank J. Ross, Jr.

/s/Eleanor B Schwartz*               Director                             June 28, 2000
-------------------                                                       ------------------
Eleanor B. Schwartz

/s/Frederick Vogel III*              Director                             June 28, 2000
-------------------                                                       ------------------
Frederick Vogel III

*By /s/Kristen A. Richards
-------------------------
    Kristen A. Richards
    Attorney-in-Fact

ATTEST:/s/Daniel C. Schulte
---------------------------
   Daniel C. Schulte
   Assistant Secretary